AARP Investment Program
from SCUDDER



Annual
Report to
Shareholders

September 1998




Creating a Legacy





INCLUDES A SPECIAL SECTION ON THE AARP INVESTMENT PROGRAM'S
LEGACY PLANNING SERVICE

                           HOW TO NAVIGATE THIS REPORT


   To make this annual report easy to navigate, we have divided it into numbered sections. The summaries below show each section title and number. The first page of each section is marked
                                              with the section number, as
                                              shown to the left.

PRINTED DOCUMENT CONTAINS A GRAPHIC HERE
SHOWING SECTION NUMBER EXAMPLE.

                                  /4/
     --------------------------------


               ANNUAL REVIEW                                              /1/
               --------------------------------------------------------------
                  A message from Linda C. Coughlin, Chairperson,
                  AARP Investment Program from Scudder.

               SPECIAL SECTION                                            /2/
               --------------------------------------------------------------
                  Overview of the newly introduced Legacy Planning
                  Service from the AARP Investment Program.

               AARP MARKET COMMENTARY AND INDIVIDUAL PORTFOLIO REVIEWS    /3/
               --------------------------------------------------------------
                  Overview of the financial markets for the past year and how they impacted the AARP Funds, by Cornelia Small, President and Investment Director, followed by an individual review of each AARP investment portfolio for the period.

               AARP FUNDS' INVESTMENT PORTFOLIOS                          /4/
               --------------------------------------------------------------
                  A detailed listing of portfolio holdings for each Fund, in addition to the actual cost paid for each holding.

               FINANCIAL STATEMENTS, HIGHLIGHTS, AND NOTES                /5/
               --------------------------------------------------------------
                  Financial records of the Investment Program. This section also includes the Financial Highlights which details statistical per share income and ratio(s) from operations and dividends paid to shareholders, expense ratios, and other financial information. The Notes to Financial Statements include detailed information regarding expenses, organization cost, transactions, and management fees.

               OFFICERS AND TRUSTEES                                      /6/
               --------------------------------------------------------------
                  A list of the current officers and trustees is provided in this section.

               INVESTOR SERVICES                                          /7/
               --------------------------------------------------------------
                  Information on services available to shareholders from the AARP Investment Program from Scudder.

               GLOSSARY                                                   /8/
               --------------------------------------------------------------
                  Frequently used words and phrases associated with mutual fund investing. All glossary terms used in the report are highlighted for your easy reference to this section.


                              (inside front cover)

                                TABLE OF CONTENTS

    ANNUAL REVIEW-- A MESSAGE FROM LINDA C. COUGHLIN                           2   /1/
    ----------------------------------------------------------------------------------

    SPECIAL SECTION                                                            7   /2/
    ----------------------------------------------------------------------------------

    AARP MARKET COMMENTARY AND INDIVIDUAL PORTFOLIO REVIEWS                   13   /3/
    ----------------------------------------------------------------------------------

       MARKET COMMENTARY FOR THE 12-MONTH PERIOD ENDING SEPTEMBER 30, 1998    14

    MONEY MARKET FUNDS

       AARP HIGH QUALITY MONEY FUND                                           18

       AARP HIGH QUALITY TAX FREE MONEY FUND                                  19

    INC0ME FUNDS

       AARP HIGH QUALITY SHORT TERM BOND FUND                                 20

       AARP GNMA AND U.S. TREASURY FUND                                       22

       AARP INSURED TAX FREE GENERAL BOND FUND                                24

       AARP BOND FUND FOR INCOME                                              26

    GROWTH AND INCOME FUNDS

       AARP BALANCED STOCK AND BOND FUND                                      28

       AARP GROWTH AND INCOME FUND                                            30

       AARP U.S. STOCK INDEX FUND                                             32

    U.S. GROWTH FUNDS

       AARP CAPITAL GROWTH FUND                                               34

       AARP SMALL COMPANY STOCK FUND                                          36

    WORLDWIDE GROWTH FUNDS

       AARP GLOBAL GROWTH FUND                                                38

       AARP INTERNATIONAL GROWTH AND INCOME FUND                              40

    ASSET ALLOCATION FUNDS

       AARP MANAGED INVESTMENT PORTFOLIOS                                     42

    AARP FUNDS' INVESTMENT PORTFOLIOS                                         45   /4/
    ----------------------------------------------------------------------------------

    FINANCIAL STATEMENTS                                                     127   /5/
    ----------------------------------------------------------------------------------

    FINANCIAL HIGHLIGHTS                                                     145   /5/
    ----------------------------------------------------------------------------------

    NOTES TO FINANCIAL STATEMENTS                                            155   /5/
    ----------------------------------------------------------------------------------

    REPORT OF INDEPENDENT ACCOUNTANTS                                        165

    TAX INFORMATION                                                          166

    OFFICERS AND TRUSTEES                                                    167   /6/
    ----------------------------------------------------------------------------------

    INVESTOR SERVICES                                                        171   /7/
    ----------------------------------------------------------------------------------

    GLOSSARY                                                                 175   /8/
    ----------------------------------------------------------------------------------


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                                      AARP Investment Program
                                      from SCUDDER

                                                       THE PRINTED DOCUMENT
                                                       CONTAINS A PHOTOGRAPH
                                                       OF LINDA C. COUGHLIN
                                                       HERE

                                                         Linda C. Coughlin
Annual Review                                              Chairperson
A Message from Linda C. Coughlin, Chairperson
AARP Investment Program from Scudder


Dear Fellow Shareholder,

     It is an honor to present to you the 1998 Annual Report for the period October 1, 1997 through September 30, 1998. As most of you would agree, the past year has been an eventful one. In terms of worldwide financial markets, we continue to endure a period of increased volatility. As a result, our energies have been focused on providing you with timely, instructive information, helping you continue to build and protect your assets.

     As you may know, we employ an investment management process designed to deliver competitive returns with less risk. This is in response to your continuing feedback that achievement of competitive returns is important, but not at the expense of excessive risk. With this in mind, our Fund managers remain committed to the goal of competitive risk-managed investment performance. During the period, market conditions favored certain investment styles and specific industries, while severely punishing others, as is evidenced by the performance of some of the Funds. A more in-depth analysis of investment performance is provided later in this report.

     The returns of your mutual funds are also significantly affected by expenses. I am pleased to report that our Funds' expenses remained highly competitive during the period. As of September 30, 1998, the average expense ratio of the AARP Fund Family was 33% lower than other fund families, according to Lipper Analytical Services, an independent rating firm of mutual funds.

Fund Performance

     Overall, the performance of the AARP Mutual Funds mirrored that which occurred in the financial markets. From a total return standpoint, some of the Funds outperformed their relevant indices; others lagged. This is due to unusual market conditions that at once rewarded certain investment styles and severely punished others. It is also attributable to the Program's investment process, to seek competitive returns with less downside fluctuation than comparable mutual funds.

     An outcome of the Program's investment process is that the AARP Funds can be expected to lag their relevant indices in strong markets and lead in weaker markets. This outperform/underperform relationship of the AARP Mutual Funds has in fact occurred over most longer periods of time, although there have been exceptions. The performance of the AARP Growth and Income Fund, a popular choice of AARP member investors, is one such example.

     The Fund has in fact over time outperformed other growth and income funds in both "bull" and "bear" markets. As an example, during the prolonged bull market of October 1990 through January 1998, the Fund's cumulative return was 273.4%. This compares extremely favorably to the cumulative return of its Lipper peer group of 233.4%. The same has held true during most market downturns. From May 1990 through October 1990, for example, the Fund suffered along with other growth and income funds, returning -7.7% (cumulatively). However, its Lipper peer group, for the same period, was down almost twice as much at -14.4%.

     During the more recent downturn which began in July 1998 through September 30, the end of the current reporting period, the Fund has underperformed its peer group. This is due to the extraordinary divergence in performance of large-cap stocks, which comprise approximately 55% of the unmanaged S&P 500 Index, and value stocks, in which the Fund primarily invests, resulting in a disappointing one-year average return as of September 30, 1998 of -4.22%. This compares to its five-year, ten-year, and since inception (11/30/84) performance of 16.07%, 15.39%, and 15.29%, respectively.

     The Fund's portfolio management team believes the recent performance is an anomaly, not a precursor of future performance. In fact, early signs of reversal have started to appear since the beginning of the new fiscal year. Moreover, we are confident that the Fund's investment discipline -- one that the portfolio management team has honed over many years -- is sound. The team is well positioned to deliver performance that satisfies your goal of competitive returns with less risk than comparable funds over the long term.

     The Portfolio Review section, which begins with a commentary by Cornelia Small, Investment Director, provides an in-depth review of the performance of the individual AARP Mutual Funds.


AARP Program Enhancements

     Our commitment to educating you, our shareholders, has never been stronger. In this regard we have acknowledged your growing diversity, realizing that the needs of a 50-year-old shareholder will vary from those of a 75-year-old, if not a 75-year-old widow or widower. We have, for example, begun development of a library of educational materials on topics that are relevant to the many and varied life events you may experience that could have a significant impact on your financial affairs. By the end of the year, you will have access to approximately 35 booklets on subjects like Preparing for Tax Season, IRAs Past 70, Planning for the Death of A Loved One, and Accepting Financial Risk. We plan to substantially enhance the Program's library in 1999 with easy-to-read, topical publications as you plan for later stages of life.

     In 1998, we are especially proud to have announced the introduction of the Program's Legacy Planning Service. Since its introduction, our Mutual Fund Representatives and our specially trained Legacy Planning Specialists have fielded more than 80,000 inquiries on the topic -- signalling the importance you place on the organization of your financial affairs in the event of death or incapacitation of yourself or a loved one. Legacy planning is also the subject of this year's Special Section. Regardless of your age, I trust you will find the information to be timely and relevant.

     As we pledge to be committed to all of our shareholders' needs, we thought it appropriate to address the topic of women and investing. As a result, we are proud to offer the Financial Planning for Women guide. This easy-to-read investment guide is designed for women investors in the AARP Investment Program from Scudder who want to increase their investment knowledge and improve their personal financial management skills. For now, you can obtain your own copy of the Financial Planning for Women guide by contacting one of our Mutual Fund Representatives. Details are provided in the Investor Services section (Section 7, page 172) of this report. We plan on expanding our library of information and level of service regarding this topic in 1999.

     We also made significant additions to our staff of AARP Investment Program Mutual Fund Representatives in anticipation of a greater need on your part to communicate with us, which in fact materialized. We handled 11% more telephone calls during the period October 1, 1997 through September 30, 1998, as compared to the same period a year prior.

     Many of you were interested in talking to our representatives about the market climate and how it may have affected your portfolios. Most importantly and encouraging to us during the last few months is that you sought guidance on how to navigate these particularly trying times, rather than abandoning investment plans altogether. These responses speak volumes of your commitment to investing for the long term and staying informed as the environment changes. Perhaps most importantly, you have avoided overreaction to unsettling market fluctuations.

Annual Report Enhancements

     Over time, many of you have provided us with excellent suggestions as we strive to continuously improve the readability of the Annual and Semiannual Reports. You will therefore notice a series of enhancements to the Annual Report, beginning with a more informative Table of Contents. We believe this new approach will help you more easily navigate the report, directing you to sections of importance and of interest. We have also taken a new approach to the organization and presentation of information. Finally, we have provided clearer explanations of certain investment concepts and portfolio management processes.

     Breaking from tradition, the message from Cornelia Small, President and Investment Director, is now located in the Portfolio Review Section (Section 3, page , where her review of the financial markets serves as a backdrop for the analysis of the AARP Mutual Funds' performance during the period).

     For Funds that have at least a three-year history, we have represented their risk managed performance compared to similar funds in an easy-to-read chart. For all of the Funds, including those that have been in existence less than three years, we have provided total returns and a "Growth of a $10,000 Investment" chart since each Fund's inception.

Looking Ahead

     While it is impossible to predict the future of the financial markets, we can say with great conviction that our focus on the achievement of competitive returns with less downside risk than comparable funds has never been greater. We cannot guarantee the accomplishment of this objective at all times, especially during shorter periods. We can, however, assure you that all of the AARP Funds that have share price fluctuation are being aggressively managed with this goal in mind. As we are intensifying our efforts to provide you with the information and services you need to be educated and confident investors, we encourage you to call our highly trained Mutual Fund Representatives with questions or concerns regarding the Program or your account(s).

     Above all else, we remind you of our primary commitments: providing you with a distinct, manageable choice of low cost mutual funds, access to timely, life-stage relevant, easy to understand information regarding investing, and state of the art investor services. On behalf of my colleagues at the AARP Investment Program from Scudder, we thank you for the opportunity to serve your investment needs, now and in the future.

                                    Our best,

                                    /s/Lin Coughlin

                                    Linda C. Coughlin
                                    Chairperson

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                                   This page
                                 intentionally
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                                                             Special Section:


                      The Special Section appears in the Annual Report and highlights a service or topic that the AARP Investment Program from Scudder believes to be both informative and educational for shareholders. This year's section features the Legacy Planning Service, a program developed to help shareholders feel confident that their investments will pass to their spouse or other heirs the way they intended.

                      The Service was created in response to the growing number of people experiencing widowhood as America ages. It is also an outgrowth of the outstanding community service work done by AARP with the Widowed Persons Service.

                      The Service consists of highly trained Legacy Specialists who can help family members in the event of death or incapacitation by offering both emotional support and practical information concerning a loved one's account. The Service also includes easy-to-use "how to" guides for both shareholders and their families who are interested in organizing their financial affairs.

The Legacy Planning Service

      Helping you plan for your family's financial future

         Realizing the many emotional issues associated with a death and the financial issues associated with the subsequent transfer of an estate, the Legacy Planning Service was developed in cooperation with AARP to help shareholders feel confident that their investments will pass along easily to their spouse or heirs in the way they intended. This service presents yet another avenue for the AARP Investment Program to provide education and practical help when people need it most. By calling the AARP Investment Program's 800 number, surviving family members can speak with one of our highly trained Legacy Planning Specialists. In addition to offering practical advice concerning a deceased member's account, each Specialist is trained to offer emotional support during what is often a very painful and confusing time.

--------------------------------------------------------------------------------
CALLOUT:

The Legacy Planning Service from the AARP Investment Program was designed to help you preserve your investments while passing control of them to your heirs.
--------------------------------------------------------------------------------

         In addition, the Legacy Planning Service also provides informative, general "how to" guides to help members put their financial affairs in order. Of course, you should consult an attorney or a financial planner regarding your particular situation.

         The following information is from the Legacy Transfer Guide and The Legacy Planner kit -- two publications from the AARP Investment Program devoted to the topic of planning for your future and your legacy. By organizing both legal and financial matters during your lifetime, you may avoid the probability of excessive taxes being levied on your estate. You will also be providing your heirs a great service by minimizing unnecessary confusion concerning your legacy.

Creating Your Legacy File -- What You Can Do Today

You can begin putting your affairs in order by first creating what we refer to as a "Legacy File," quite literally a place in your home where you will keep copies of all the important documents in your life.

Step One:

         Begin by choosing a location in your home to store your Legacy File. Any place that is easily accessible, an empty desk drawer for example, is an appropriate location. Before you begin, it is important to remember that your Legacy File should only contain copies of original documents and important phone numbers and instructions on how to access the originals. Do not store originals of any documents in your Legacy File. The actual documents and records should be kept in a bank safe deposit box, a fireproof box, or a safe in your home.

(Note: Items such as wills, trusts, and powers of attorney should not be kept in safe deposit boxes; rather, they can be held by your attorney for safe keeping.)

         The following types of documents and information should be maintained in your Legacy File. However, do not feel limited to the items on this list:

           o   insurance policy information, including home, car, life

           o   copies of birth certificates, social security numbers
           o   copies of individual stocks or bonds
           o   statements of your mutual funds
           o information concerning your retirement accounts (pensions, 401(k)s or 403(b)s)
           o   copies of deed(s) to property
           o   copies of titles to cars, boats, etc.
           o   bank account numbers
           o   information concerning credit cards
           o   copies of recent income tax returns
           o   location of safe deposit box(es)
           o   copies of wills
           o   copies of trusts
           o   any other items of importance to your estate

Step Two:

         Create a "Master List" where you list all of the contents of your file. As you build your master list, label a file folder for each document, record, etc. and arrange in the order in which it appears on your Master List. The following is an example of the types of information you may include on your Master List.

MASTER LIST for John and Mary Smith
                -------------------

----------------------------------------------------------------------------------------------------------------------------------
    Category       Document       Account or Policy #,       Company          Contact,            Location,         Beneficiary
                    or Item           Owner(s)                              Phone Number        Last Updated        or Purpose
----------------------------------------------------------------------------------------------------------------------------------
Auto              Policy for      1234-56-C01               National        John R. Jones     Original: safe
Insurance         Buick           John M. Smith                             (800)123-4567     deposit box.
                                                                                              Copy: Legacy File,
                                                                                              8/98
----------------------------------------------------------------------------------------------------------------------------------
Home              Homeowners      4444558                   American        Sue Jenson        Original: safe
Insurance         Policy          John M. And Mary E.Smith                 (542)333-4455      deposit box.
                                                                                              Copy: Legacy file,
                                                                                              8/98
----------------------------------------------------------------------------------------------------------------------------------
Life              100K Whole      WL1717650                 American        Sue Jenson        Original: safe       Retirement
Insurance         Life Policy     Mary E. Smith                             (542)333-4455     deposit box.
                  on                                                                          Copy: Legacy file,
                  John M. Smith                                                               8/98
----------------------------------------------------------------------------------------------------------------------------------
Investment:       100 Shares      John M. Smith             Broker: ACME    1-800-ACMEINV     Original: with       Grandchildren's
Individual        of IBM          acct. # 12345             Investments                       broker               college fund
Stock                                                                                         Copy: Legacy file,
                                                                                              12/97
----------------------------------------------------------------------------------------------------------------------------------
Investment:       AARP Growth     Mary E. Smith             AARP            1-800-253-2277    Statements in        Retirement
Mutual            & Income Fund   acct. #45678              Investment                        Legacy File, 12/97
Fund                                                        Program
----------------------------------------------------------------------------------------------------------------------------------
401(k) Plan       Plan for        John M. Smith             ACME            (542)333-5566     Statements in        Retirement
                  John M.         employee #55112           Construction                      Legacy File, 12/97
                  Smith                                     Corporation
----------------------------------------------------------------------------------------------------------------------------------

         Don't be discouraged if the process of building your file seems to be taking a long time. For the average person, it takes weeks to track down all of the important accounts, policy numbers, people to contact, and copies which should be included in a Legacy File.

         Before getting frustrated, remember that you are doing this for sound reasons. Just think how difficult it would be for someone who is not intimately familiar with your personal details to track down this information. Be assured that as you put together your Legacy File, you will have many opportunities to share your progress with your family. This may result in a new understanding and respect on their part for the financial decisions you made during your lifetime.

Step Three:

         After you have located all of your important documents, it is important to record the person in whose name the particular account is owned. Don't assume that each of your investments is separately owned by you, or co-owned by you and your spouse. Why does this matter? The ownership of an investment impacts the transfer of that asset. For your planning purposes, it is important to understand the definitions of each type of ownership. Examples of different types of ownership include:

         Individual or Sole Ownership: Assets are registered in one person's name alone and transfer at the time of death according to the owner's will, or other planning document such as a Transfer on Death (TOD) registration. (The AARP Investment Program allows you to establish a TOD Registration on all AARP Mutual Funds, except funds in IRAs. For more information, contact an AARP Mutual Fund Representative.)

         Joint Tenancy with Right of Survivorship (equal ownership between two or more people): The portion of the investment belonging to the deceased tenant transfers automatically at death to the surviving joint owner -- even if the deceased tenant's will instructs differently.

         Tenants in Common (equal or unequal ownership between two or more people): The transfer of the deceased person's portion of ownership is determined by his or her will. Transfer of Ownership does not automatically go to the deceased person's spouse or to the other tenant(s).

         Community Property (equal ownership between a married couple, only available in certain states): The portion of the deceased spouse's assets transfer at death according to the deceased person's will -- not necessarily to the surviving spouse.

         Named Beneficiary: Some investment accounts, such as IRAs, allow a beneficiary to be named to inherit after death of the owner. If a death occurs and the beneficiary designation is out of date, heirs may have difficulty in getting it updated. (This is especially important for families where there have been prior marriages.)


CALLOUT IN A BOX:
--------------------------------------------------------------------------------
Check with an estate planning professional to be sure all your assets are titled the way you want and that they will pass to your heirs the way you have planned, with minimal tax consequences.
--------------------------------------------------------------------------------

Ownership and Taxes

         Any time there is a change in ownership through sale, gift, or inheritance, state and federal taxes may be due. Even if taxes are not due currently, liability may be established for future years.

         The following details how taxes impact property and investments:

         Income taxes: Income taxes are due when appreciated assets are sold. When appreciated assets are transferred or distributed to a beneficiary, however, they could be deemed tax free, such as insurance proceeds. Other transfers or distributions may be considered fully taxable -- the distribution of assets from a Traditional IRA, for example. State taxes must also be considered. State laws may vary from federal law.

         Estate and Inheritance taxes: It is important to note that your estate, and not your heirs, is responsible for any fees or taxes due as a result of the probate process (all estates ordinarily must be settled in a court of law -- estate and inheritance taxes may be levied on the value of the estate passing to heirs). Fees and taxes will be taken out before the assets are distributed to heirs. Generally, if the estate is worth less than $625,000 for 1998 (this limit is increasing every year), no estate taxes are due. The spouse and heirs will not have to claim inheritances as taxable income. If they decide to sell their inherited assets or the distributions from retirement accounts, however, income taxes may be due. Other taxes, such as generation-skipping tax and gift tax, may also apply. State taxes must also be considered (which may vary from federal law). Remember, we want to assist you in a number of ways in planning your legacy, but we are not in a position to give you legal or tax advice. For that advice, you must consult with your own personal adviser.

Step Four:

         Once you have established your Legacy File and have stored all original documents in a safe place, you should feel a great sense of accomplishment! You have just completed the time-consuming, but important task of getting your financial affairs in order. Going forward, it is important to set aside time to review your Legacy File. Once a year is usually sufficient, unless changes in the status of any information in your file occur. If you have not already done so, you should help your spouse become familiar with your Legacy File. In addition, you should introduce both your spouse and your heirs to your financial and legal advisors. By encouraging personal relationships, you will help to put everyone at ease and prevent "opportunists" from having any undue influence at a time when your family may be most vulnerable.

--------------------------------------------------------------------------------

In the Event of Disability or Death

         While the Legacy File is designed to help you plan appropriately for the transfer of your estate to your heirs, the AARP Investment Program from Scudder also offers family members guidance in dealing with immediate financial matters at the time of a loved one's disability or death. Immediate decisions required at this time include the assurance of uninterrupted income for a surviving spouse, applying for insurance or retirement benefits, and managing unforeseen expenses.

What To Do First?

         If your loved one prepared a Legacy File, then most of the questions you may be faced with now can be answered by accessing the file, including the existence of a will, which you will need to review in order to begin managing the transfer of assets.

         One of the most common concerns at this time is the immediate need for cash, especially if you are a surviving spouse. If your regular source of income has stopped, it is important to identify the appropriate new sources of income. The following is a list of common income sources, which may apply to your situation. Before calling any of the contacts listed, keep in mind that each will have its own procedures and requirements. Most, however, will require a certified copy of the death certificate before any claim or benefits can be processed. You may want to order multiple copies of the death certificate in order to facilitate your claims (your funeral director can help you with this).

         Final Paycheck -- If the deceased spouse was still employed, you will need to contact his or her employer immediately. It is important to discuss when you can expect the paycheck, in addition to the inclusion of pay for unused vacation days, bonuses, overtime, etc.

         Monthly Retirement/Pension Check -- If the deceased was receiving a retirement or pension check, you will need to contact the employer or institution that issues the check. Discuss the different types of "survivor" options you may have with the benefits administrator.

         Social Security Benefit -- If you are already receiving Social Security benefits, it is important to contact the Social Security Administration and alert them to your new circumstances. If you do not yet receive any Social Security benefits, you should also contact them to determine what, if any, benefits are available to you now, or in the future. You can visit a local Social Security office, or call 1-800-772-1213.

         Insurance -- If the deceased was covered by an insurance policy, make sure you have the policy number ready when you are calling the insurer. You can expect a six to eight week processing period before you receive any payments on the policy. This may be a good time to discuss the payment options with a trusted advisor.

         Retirement Savings Plan -- If you are the beneficiary of a retirement savings plan such as a pension, profit sharing, or 401(k), SEP-IRA, Keogh, stock purchase plan, 403(b), or annuity program, contact the employer or previous employer to determine what options are available to you for receiving the distribution. (Note: receiving payment from any of these plans usually takes months, and payments are usually taxable. You should consult with a tax advisor before making any requests regarding them.)

Call Us

         If you have any questions concerning your investments in the AARP Investment Program from Scudder, or concerning the Legacy Planning Service, please do not hesitate to call one of our knowledgeable AARP Mutual Fund Representatives for assistance. For family members who have experienced a death and are facing the many questions that may ensue, our Legacy Planning Specialists are waiting to offer guidance and information and can be contacted by calling the Program's toll-free number.

                                                                          /3/
          -------------------------------------------------------------------


                                                                  AARP MARKET
                                                               COMMENTARY AND
                                                                   INDIVIDUAL
                                                            PORTFOLIO REVIEWS


                      Cornelia Small, President and Investment Director, begins this section with an overview of the financial markets for the past year and how they impacted the AARP Funds.

                      An individual review of all AARP Funds from Scudder follows the Market Commentary. Each Fund report details individual Fund objectives, performance, portfolio
                      composition,       asset      allocations,       sector
                      diversifications, as well as a risk/return analysis chart and hypothetical growth chart. In addition, each portfolio management team comments on how their Fund performed during the period in relation to the market.

                      Because some of the investment terms used in various reviews require additional explanation, we have highlighted certain words which appear in the Glossary on page 175. We hope this helps you to better understand the Portfolio Reviews.

Market Commentary for the 12-month
period ending September 30, 1998

By Cornelia Small, President and
Investment Director                                   THE PRINTED DOCUMENT
                                                      CONTAINS A PHOTOGRAPH
                                                      OF CORNELIA SMALL HERE

                                                          Cornelia Small
                                                          President and
                                                       Investment Director

     The volatility that characterized the beginning of the period has only increased in the past several months. During the early months of 1998, we witnessed historic highs in the financial markets, only to be followed by a dramatic decline in stock prices -- and the drama was not isolated to one sector or country. Instead, almost every economy on the global stage has been affected in one way or another.

A Global Perspective

     The first signs of uncertainty appeared in mid-1997, as investors worldwide witnessed the beginnings of the Asian crisis, a domino effect trend that had started with the devaluation of Thailand's currency in July. Soon to enter the turmoil were Indonesia, Korea, and Malaysia, where problems such as weakening banking structures and excessive debt wreaked havoc on the respective economies.

     As 1998 began, financial instability in other economies began to compound, including Japan, and more recently Russia and Latin America. Much of the turmoil can be traced to the availability of credit to these emerging market countries. A prime example is Russia, to which many foreign banks lent money to help its faltering economy, believing that reform on all levels was on the horizon. What became apparent in the past few months, however, is that very little had actually changed in Russia and that the old ways of doing business were slow to reform. What we are left with for now is a country unable to repay its lenders -- a crisis that has already had a negative ripple effect on markets around the world.

The Impact on the U.S. Stock Market

     Viewed as an "island of prosperity" for the first half of 1998, the United States eventually fell victim to global pressures. While fundamentals such as low unemployment and confident consumer spending were still present, the global economic crises finally found their way to certain sectors of our economy. Profits have been dampened, foreign orders have been curtailed, and credit problems overseas have hit U.S. financial institutions. This is not to say that the severe market volatility was solely a result of foreign influence. Large segments of the U.S. stock market had been weakening in price all year. However, most of the market drops were viewed enthusiastically as buying opportunities, as was evident by the ongoing cash flows into mutual funds. Late in the period, however, the response to the volatility was far more cautious.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:
                                THE STOCK MARKET

CHART PERIOD:
                                    1993-1998

CHART DATA:

                         MSCI EAFE       Russell 2000          S&P 500
                           Index             Index              Index
                           -----             -----              -----


       1993-1994            8.28%             1.25%              0.82%

       1994-1995            4.11             21.19              26.31

       1995-1996            6.92             11.60              17.61

       1996-1997           10.48             31.01              37.82

       1997-1998           -9.71            -19.88               7.36


CAPTION TO PRECEDING CHART:

The stock market total return for the annual periods September 30 to September 30, as measured by the Morgan Stanley Capital International EAFE Index, the Russell 2000 Index, and the S&P 500 Index.

                                     ------

The Bond Market

     In this time of stock market turmoil, the bond market has been viewed as a relatively safe haven. In an environment where recession and deflation were being seriously discussed, a "flight to quality" occurred, with investors buying Treasury securities for the creditworthiness and liquidity they provided. Bonds issued by strong foreign governments such as Germany also attracted investor interest. However, dramatic declines occurred in the prices of less creditworthy bonds, such as low quality corporate debt and emerging market debt, as the credit concerns that beset the global stock markets also permeated the world of fixed income instruments.

Performance of the AARP Funds

     Due to the far-reaching effects of global financial problems, both our domestic and global funds experienced a challenging 12-month period. Until late summer, the U.S. stock market provided highly divergent performance. Stock prices of very large, high-quality growth companies were very strong while the prices of many other sectors declined. As a result, some of the AARP equity funds, which are diversified across sectors and avoid excessive valuations, struggled to keep ahead of the market averages. Others, such as the AARP U.S. Stock Index Fund, performed well when compared to similarly managed funds, with a return of 9.39% for the period versus the unmanaged S&P 500 Index, which returned 9.04% for the period.

     Of particular concern to many of you was the performance of the AARP Growth and Income Fund. While Lin Coughlin addresses the Fund's recent performance in the context of its historical record in her opening letter, allow me to add a few observations with regard to the recent performance, beginning with a review of the Fund's investment objective.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:
                              THE U.S. BOND MARKET

CHART PERIOD:
                                    1993-1998

CHART DATA:


                 Lehman Brothers        Lehman Brothers    Merrill Lynch Master
              Aggregate Bond Index   Municipal Bond Index     Mortgage Index
              --------------------   --------------------     --------------
 1993-1994            2.37%                  2.32%                -0.882%

 1994-1995            4.99                   7.43                 13.858

 1995-1996           10.79                   8.38                  5.713

 1996-1997            4.91                   5.45                 10.060

 1997-1998           11.50                   8.71                  8.694

CAPTION TO PRECEDING CHART:

The U.S. Bond market yield for the annual periods September 30 to September 30, as measured by the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Municipal Bond Index and the Merrill Lynch Master Mortgage Index.

                                     ------

     In keeping with its investment objective to provide long-term growth of capital with less downside fluctuation than other growth and income funds, as well as to offer investors a stream of dividend income, the Fund invests primarily in stocks of companies that pay above average dividends and fixed-income securities convertible into common stocks -- common characteristics of a value-oriented style, not a growth style. Over time, our research has shown that above average yielding stocks as a group tend to outperform lower yielding stocks with lower volatility. This investment discipline, however, does not outperform during every discrete time period. During the second quarter and year-to-date, our style was severely out of favor, as it was the largest of the growth companies that outperformed for most of the period versus all other groups.

     Many industry watchers attribute this outperformance to, among other factors, the financial crises affecting multiple foreign markets. Because of the integration of the global economy, market conditions around the world have heavily affected our economy. Often, rising perceptions of economic and financial risks set into motion a trend known as "flight to quality." Simply put, investors seek the apparent safety of well established, high-quality growth companies during times of uncertainty, in hopes that the turmoil will pass. This is not to say that value stocks are not considered "quality" stocks, but rather, many investors simply have been willing to pay a greater premium for the perception of less risk until conditions improve in other sectors. The result has been an extreme divergence in the returns, as well as valuations, of growth stocks versus value stocks.

     Periods of extreme dichotomies like this appear from time to time and since the beginning of the fiscal year, early signs of reversal have started to appear.

     The international funds benefited from the strong performance of European markets early in the year. Since the summer, however, the global shivers emanating from emerging markets have managed to affect markets worldwide and as a result, have negatively impacted the value of some of your Funds. The AARP International Growth and Income Fund returned -3.16% for the 12-month period, outperforming the unmanaged MSCI EAFE Index, which returned -8.35%.

     Our more conservative funds, mainly those that invest in bonds, fared better for the period, as investors viewed bonds as a safe haven from the recent turmoil in the equity markets. Funds that fared well on a relative basis during the period included the AARP GNMA and U.S. Treasury Fund. The performances of the bond funds have benefited from the overall decline in interest rates as well as their bias toward areas of stronger credit quality. The bond funds avoided much of the recent pain which occurred as the credit spread between high- and low-quality credits widened.

     In addition, the AARP High Quality Money Fund saw an increase in assets, as it can help provide shelter from the storms in the equity markets for many investors during the period.

Looking Ahead

     While the U.S. economy may be heading into some cyclical weakness, we believe that the fundamentals of many U.S. and foreign companies are in good shape. In the last 10 years, many U.S. companies have positioned themselves to prosper in today's changing world; Europe is not far behind. How economies such as Japan and those of Southeast Asia resolve their problems is still of major concern. However, we believe these countries cannot keep the rest of the world economy from the emerging path of healthy, deflationary growth. Our best suggestion is to maintain a healthy perspective concerning performance expectations and believe that despite near-term risks, the volatility that has characterized global markets over the past several months will subside at some point in the future.

     AARP HIGH QUALITY MONEY FUND
     ----------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP High Quality Money Fund seeks to provide current income. In doing so, the Fund seeks to maintain stability and safety of principal and a constant net asset value of $1.00 per share while offering liquidity. There may be circumstances under which this goal cannot be achieved.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors who have short-term needs or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking money market income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their investments with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.


PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

John W. Stuebe
  Portfolio Manager

------------------------------------------------------------------------------

INVESTMENT STRATEGY

     The performance of the AARP High Quality Money Fund mirrored the movement of short-term interest rates during the past 12 months. Since March of 1997 through September 29, 1998, the Federal Funds rate remained at 5.5% and was subsequently lowered on the 29th of September to 5.25%. In anticipation of the recent easing, the short-term yield curve became inverted beyond maturities of 45 days. An inverted yield curve indicates that the market expects interest rates to decline. As a result, we adjusted the average life of our holdings by shortening average maturities to take advantage of market fluctuations in a volatile market.

     All securities purchased during the period were rated within the two highest quality ranges of at least one of the three leading national independent rating firms: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's Corporation (S&P). We also complied with the guidelines to maintain a AAA rating from S&P, the highest rating available* (approximately 5% of money funds are rated, which provides an added degree of assurance for discriminating investors). In addition, within the universe of securities that fit within the S&P criteria, Scudder Kemper credit analysts adhere to even stricter guidelines, approving only a small percentage. Thus the universe of securities from which we construct the Fund's portfolio is smaller and generally of better quality than most other money funds.


 ------------------------------

      PORTFOLIO STATISTICS

  Number of Issues          29
  7-Day Current Yield    4.84%
  Average Maturity     32 days
  Average Quality         AAAm

 ------------------------------

        PORTFOLIO RETURNS

  One-Year Cumulative
  Total Return           4.86%
  Five-Year Average
  Annual Total Return    4.40%
  Ten-Year Average
  Annual Total Return    5.02%
  Five-Year Cumulative
  Total Return          24.05%
  Ten-Year Cumulative
  Total Return          63.26%

 ------------------------------


OUTLOOK

     The AARP High Quality Money Fund can be an excellent vehicle for investors seeking to preserve capital and grow their investment, while striving to maintain a potentially favorable investment return. In the current economic environment, the Fund is expected to meet its goal of favorable investment returns with a high degree of safety.

---------
* The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

     AARP HIGH QUALITY TAX FREE MONEY FUND
     -------------------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP High Quality Tax Free Money Fund seeks to provide current income free from federal taxes.^1 In doing so, the Fund seeks to maintain stability and safety of principal and a constant net asset value of $1.00 per share while offering liquidity.

FOR WHOM THE
FUND IS DESIGNED

This Fund may be appropriate for investors seeking tax-free income or those who do not want the risks associated with investing in stocks or bonds. These investors include those seeking tax-free money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer stability, and those seeking a short-term investment prior to making longer-term investment choices.


PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

Jerri I. Cohen
  Portfolio Manager

^1 It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Capital gains may be subject to taxes as well.

------------------------------------------------------------------------------

INVESTMENT STRATEGY

     The performance of the AARP High Quality Tax Free Money Fund mirrored the movement of short-term interest rates during the past 12 months. We adjusted the portfolio's average life to take advantage of seasonal pressures and other similar market fluctuations in a very stable market. In anticipation of the recent easing in monetary policy by the Federal Reserve, the short-term yield curve flattened and recently became inverted, or negative (when short-term rates are higher than longer-term rates) beyond maturities of 45 days (for an explanation of "inverted yield curve," please see the Investment Strategy section of the AARP High Quality Money Fund). Overall, we bought securities that had shorter-term maturities, as it would allow us greater flexibility in a volatile market. Going forward, we expect to maintain an average life of our holdings typically within the 20- to 50-day range.

     All securities purchased during the period were rated within the two highest quality ranges of at least one of the three leading national independent rating firms: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's Corporation (S&P). We also complied with the guidelines to maintain a AAAm rating from S&P, the highest rating available* (approximately 5% of money funds are rated AAAm, which provides an added degree of assurance for discriminating investors). In addition, within the universe of securities that fit within the S&P criteria, Scudder Kemper credit analysts adhere to even stricter guidelines, approving only a small percentage of such securities. Thus the universe of securities from which we construct the Fund's portfolio is smaller and generally of better quality than most other tax-free money funds.


------------------------------
       PORTFOLIO STATISTICS

 Number of Issues           53
 7-Day Current Yield     2.96%
 Average Maturity      15 Days
 Average Quality          AAAm

------------------------------

        PORTFOLIO RETURNS

 One-Year Cumulative
 Total Return            2.82%
 Five-Year Average
 Annual Total Return     2.63%
 Ten-Year Average
 Annual Total Return     3.43%
 Five-Year Cumulative
 Total Return           13.88%
 Ten-Year Cumulative
 Total Return           40.17%

------------------------------

OUTLOOK

     The AARP High Quality Tax Free Money Fund can be an excellent vehicle for investors seeking to preserve capital and grow their investments, while striving for a potentially favorable investment return. In the current economic environment, the Fund is expected to meet its goal of favorable investment returns with an added degree of safety.

---------
* The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

     AARP HIGH QUALITY SHORT TERM BOND FUND
     --------------------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP High Quality Short Term Bond Fund seeks to produce a high level of current income but with less risk of loss to the Fund's portfolio than other short-term bond mutual funds. The Fund pursues this objective by investing primarily in high-quality, short-term U.S. government, corporate, and other fixed-income securities. The Fund modified its investment objective on February 1, 1998 and changed its name from the AARP High Quality Bond Fund. The previous objective was to invest in high-quality securities, regardless of length of maturity.


PORTFOLIO
MANAGEMENT TEAM

Stephen A. Wohler
  Lead Portfolio Manager

Robert S. Cessine
  Portfolio Manager


 -------------------------------

          TOTAL RETURN

           CUMULATIVE

              FUND    INDEX+
    ------------------------

    1 yr.     7.90%   11.50%

    5 yr.    30.24%   41.64%

    10 yr.  117.93%  143.34%


          AVERAGE ANNUAL

              FUND    INDEX+
    ------------------------

    1 yr.     7.90%   11.50%

    5 yr.     5.43%    7.21%

    10 yr.    8.10%    9.29%

 -------------------------------

------------------------------------------------------------------------------
FUND PERFORMANCE

     The AARP High Quality Short Term Bond Fund's total return for the one-year period ending September 30, 1998 was 7.90% (representing 6.04% in distributions of income and 1.86% in capital change). In February of 1998, the Fund changed both its name and objective. At that time, we focused on shortening the Fund's duration (the measure of a portfolio's sensitivity to changes in interest rates) which can be accomplished by altering the portfolio's mix of securities.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:      Yearly Periods ended September 30

CHART DATA:

                            AARP HIGH QUALITY     LEHMAN BROTHERS
                             SHORT TERM BOND       AGGREGATE BOND
                                   FUND                INDEX+
                            -----------------     ---------------

              88                   10000               10000

              89                   11038               11127

              90                   11614               11965

              91                   13407               13878

              92                   14956               15621

              93                   16733               17180

              94                   15805               16625

              95                   17856               18963

              96                   18676               19888

              97                   20198               21824

              98                   21793               24334



THE FUND'S INVESTMENT STRATEGY

     The Fund continues on its moderate pace of restructuring with an eye toward improving portfolio yield. We seek to accomplish this by shortening the Fund's duration to under three years. This active management of duration is integral to the Fund's search for income and relative price stability. Essentially, the shorter a portfolio's duration, the less its net asset value will be adversely affected by an increase in interest rates. On the flip side, a short duration may also restrict the portfolio from participating in market rallies. For the period, portfolio duration was maintained at approximately
2.4 years, about 20% longer than our target duration of two years, but an improvement over the mid-year average duration of 2.98 years. We accomplished this by investing primarily in bonds with maturities of five years or less.

     In seeking investments which meet our criteria, our emphasis has been on short-term issues with call protection (which would help provide upside price potential in the event of a steepening yield curve). New purchases include Simon Property Group, Enron, USA Waste, Comdisco, and Detroit Edison. In addition, we purchased some AAA-rated asset-backed and Collateralized Mortgage Obligation (CMO) securities.

         As of September 30, 1998, the portfolio consisted primarily of corporate bonds and asset-backed securities. At present, 30% of the possible 35% is invested in issues rated below AA. With the Fund's exposure to

------------------------------------------------------------------------------

+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

     All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

interest rates larger than its peer universe, the Fund performed at the top of its universe for the months of April, May, and July, as the market rallied. June and August proved to be more difficult periods, as the corporate bond market was adversely affected by the turmoil in emerging markets debt and U.S. high yield bonds.

OUTLOOK

     We believe the Fund should continue to provide shareholders with high income potential and less downside risk than comparable short-term bond funds. Our emphasis remains on shortening the Fund's duration to limit exposure to interest rate risk. In doing so, we seek to deliver high current income from a high credit-quality, diversified portfolio.


THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:
                              MATURITY STRUCTURE
                           As of September 30, 1998
PIE CHART DATA:

                        Under 2 Years          34.0%
                        2 to 3 Years           26.2%
                        3 to 4 Years           12.2%
                        4 to 5 Years           23.2%
                        5 to 7 Years            1.8%
                        Over 7 Years            2.6%
                                               -----
                                                100%
                                               =====

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors who want high current income from a portfolio of high-quality short-term debt securities. Investors should be seeking to invest for at least three years and be comfortable with fluctuation in the value of their principal and yield.


------------------------------

   PORTFOLIO DIVERSIFICATION
   As of September 30, 1998

 Corporate Bonds           52%
 Asset-Backed              20%
 U.S. Government-Agency
    Pass-Throughs          12%
 Cash Equivalents          10%
 U.S. Treasury Obligations  5%
 Government National
    Mortgage Association    1%
                          ----
                          100%
                          ====

------------------------------

     PORTFOLIO STATISTICS

 Number of Issues           58
 30-Day SEC Yield        5.13%
 Average Coupon          6.65%
 Yield to Maturity       4.08%
 Average Maturity   2.92 Years
 Average Duration   2.38 Years
 Average Quality            AA

------------------------------

     AARP GNMA AND U.S. TREASURY FUND
     --------------------------------


SIDEBAR TEXT:

FUND OVERVIEW

The AARP GNMA and U.S. Treasury Fund seeks to provide a high level of current income, but with less risk of loss to the Fund's portfolio than other GNMA mutual funds. Although your principal is not guaranteed, the Fund is managed to moderate downside loss compared to other GNMA mutual funds. While the securities in the Fund are guaranteed as to the timely payment of principal and interest, the guarantee does not apply to the Fund's yield or share price, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Richard L. Vandenberg
  Lead Portfolio Manager

Scott E. Dolan
  Portfolio Manager




  ------------------------------
          TOTAL RETURN

           CUMULATIVE

              FUND    INDEX+
    ------------------------

    1 yr.     8.40%    8.37%

    5 yr.    33.36%   42.57%

   10 yr.   110.99%  140.52%


         AVERAGE ANNUAL

             FUND    INDEX+
   ------------------------

    1 yr.     8.40%    8.37%

    5 yr.     5.93%    7.35%

    10 yr.    7.75%    9.17%

  ------------------------------

--------------------------------------------------------------------------------

FUND PERFORMANCE

     The AARP GNMA and U.S. Treasury Fund's total return for the one-year period ending September 30, 1998 was 8.40% (representing 6.82% in distributions of income and 1.58% in capital change). The 30-day SEC yield as of September 30 was 5.96%. Its benchmark index, the unmanaged Lehman Brothers Mortgage GNMA Index, returned 8.37% for the same period. The Fund outperformed the Index even though the Index return does not reflect investment in cash or shorter-term Treasury securities like those held in the Fund; nor does the Index reflect the impact of servicing, investment management, or administrative expenses that a mutual fund incurs.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:      Yearly Periods ended September 30

CHART DATA:

                        AARP GNMA AND           LEHMAN BROTHERS
                      U.S. TREASURY FUND      MORTGAGE GNMA INDEX+
                      ------------------      --------------------

           88                 10000                   10000

           89                 10817                   11131

           90                 11775                   12181

           91                 13438                   14204

           92                 14941                   15826

           93                 15821                   16870

           94                 15520                   16666

           95                 17121                   19010

           96                 17940                   20127

           97                 19463                   22195

           98                 21100                   24052


THE FUND'S INVESTMENT STRATEGY

     The past twelve months were truly rewarding to bond investors, as interest rates declined dramatically. Interest rates moved lower as the economic situation in Japan and Asia continued to weaken, the Russian government defaulted, and investors flocked to U.S. Treasuries. Stock market volatility further caused investors to shift assets toward bonds, as uncertainty regarding U.S. economic growth dampened earnings prospects. During the

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A
THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:
                        AARP GNMA and U.S. Treasury Fund
                       Three-Year Risk/Return Performance


CHART DATA:    (AARP Fund noted by XXXX)

            ----------------------------------
                         Lipper                        Over three years, this Fund is in
                        GNMA Peer                      the Best 25% of similar funds for
             Return      Group*      Risk              Monthly Downside Risk, and in the
            ----------------------------------         fourth quartile of similar funds
   Highest                                    Lowest   for Total Return.
    Return              Best 25%      XXXX    Risk
           ------------            -----------         The monthly averages for risk and
                                                       return are for 21 similar funds
                        Next 25%                       for the period October 1, 1995
           ------------            -----------         through September 30, 1998.

                        Next 25%
           ------------            -----------
    Lowest                                    Highest
    Return    XXXX      Worst 25%             Risk
           ------------            -----------

* Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.

--------------------------------------------------------------------------------
+ The unmanaged Lehman Brothers Mortgage GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

period, 30-year Treasury yields declined over 140 basis points to less than 5%. In late September, the Federal Reserve responded to the growing economic risks by lowering the Federal Funds rate by a 1/4% to 5.25%.

     As interest rates moved lower during the year, the prepayment risk associated with GNMAs increased, as homeowners took advantage of the historically low mortgage rates to refinance their homes. In response to this risk, we modestly reduced our exposure to GNMAs in favor of U.S. Treasury issues. In addition, positions in GNMA 8%, 9.5%, and 10% coupons were reduced in favor of lower coupons with less prepayment risk. In an effort to preserve the Fund's duration, or sensitivity to interest rates, we purchased intermediate and long term Treasuries thus allowing the Fund to participate in the price gains associated with the declining interest rates.

OUTLOOK

     Looking forward, we believe you should be comfortable with your investment in the AARP GNMA and U.S. Treasury Fund, as the Fund is designed for most investment environments. We further feel the current blend of GNMA and Treasury obligations in the Fund's portfolio will continue to provide a competitive stream of income consistent with less share price volatility than other GNMA funds.


--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for conservative investors who want relatively high current income with less interest rate risk than long-term bonds. As an investor, you should be investing for the longer term (three years or more) and be comfortable with fluctuation in the value of your principal and yield.


------------------------------

  PORTFOLIO DIVERSIFICATION
  As of September 30, 1998

 Government National
    Mortgage Association   90%
 U.S. Treasury Obligations  7%
 Cash Equivalents           3%
                          ----
                          100%
                          ====

------------------------------

      PORTFOLIO STATISTICS

 Number of Issues         1844
 30-Day Yield            5.96%
 Average Coupon          6.93%
 Yield to Maturity       6.02%
 Average Maturity   6.91 Years
 Average Duration   2.46 Years
 Average Quality           AAA

------------------------------

     AARP INSURED TAX FREE GENERAL BOND FUND
     ---------------------------------------


SIDEBAR TEXT:

FUND OVERVIEW

The AARP Insured Tax Free General Bond Fund seeks a high level of current income free from federal income taxes^1 but with less risk of loss to its portfolio than other insured tax-free bond mutual funds. The Fund pursues a high level of current income by investing primarily in high-quality, federally tax-exempt municipal securities that are insured against default by the municipality. This insurance does not apply to the value of your shares or the yield of the Fund, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Philip G. Condon
  Lead Portfolio Manager

M. Ashton Patton
  Portfolio Manager




  ------------------------------
          TOTAL RETURN

           CUMULATIVE

              FUND    INDEX+
    ------------------------

    1 yr.     7.57%    8.72%

    5 yr.    30.19%   36.35%

    10 yr.  116.35%  123.11%


         AVERAGE ANNUAL

             FUND    INDEX+
   ------------------------

    1 yr.     7.57%    8.72%

    5 yr.     5.42%    6.39%

    10 yr.    8.02%    8.35%

  ------------------------------

^1 It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Gains on sales of Fund shares and distributions of capital gains generally will be subject to federal, state, and local taxes.

--------------------------------------------------------------------------------

FUND PERFORMANCE

     The AARP Insured Tax Free General Bond Fund's total return for the one-year period ending September 30, 1998 was 7.57% (representing 4.96% in distributions of income and 2.61% in capital change). Its 30-day SEC yield as of September 30, 1998 was 3.82%. This is a taxable equivalent yield of 6.32% for shareholders in the 39.6% tax bracket.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:      Yearly Periods ended September 30

CHART DATA:

                     AARP INSURED TAX FREE       LEHMAN BROTHERS
                       GENERAL BOND FUND      MUNICIPAL BOND INDEX+

                  88         10000                  10000

                  89         11066                  10868

                  90         11606                  11608

                  91         13214                  13138

                  92         14538                  14514

                  93         16618                  16363

                  94         15875                  15964

                  95         17496                  17750

                  96         18526                  18821

                  97         20113                  20522

                  98         21636                  22311

     Owing to the Fund's investment strategy aimed at moderating downside risk, its performance may lag behind similar funds and the Index, especially during periods when the bond market has rallied. Its benchmark index, the unmanaged Lehman Brothers Municipal Bond Index, returned 8.72% for the same period. It is important to note that the Index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses, as that of a mutual fund does.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A
THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:
                    AARP Insured Tax Free General Bond Fund
                       Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

            ----------------------------------
                         Lipper                        Over three years, this Fund is in
                      Insured Muni                     the Best 25% of similar funds for
            Return      Debt Peer     Risk             Monthly Downside Risk, and in the
                          Group*                       Best 50% of similar funds for
            ----------------------------------         Total Return.
   Highest                                    Lowest
    Return              Best 25%      XXXX    Risk     The monthly averages for risk and
           ------------            -----------         return are for 16 similar funds
                                                       for the period October 1, 1995
              XXXX      Next 25%                       through September 30, 1998.
           ------------            -----------

                        Next 25%
           ------------            -----------
    Lowest                                    Highest
    Return              Worst 25%             Risk
           ------------            -----------

* Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.

--------------------------------------------------------------------------------

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

         In keeping with the Fund's investment objective of producing a high level of tax-free income with less price risk, we continued to focus on securities with maturities that provided the best expected returns relative to their price risk. As a result, 72% of the portfolio was invested in bonds with maturities between 5 and 15 years. In addition, 87% of the Portfolio's bonds are non-callable. Callable bonds permit the issuer to redeem the bonds prior to their stated maturity date so that they may be refinanced at a lower interest rate. Therefore, our strategy is to purchase non-callable bonds in order to provide a more reliable stream of income.

         The Fund continues to have a duration slightly shorter than the long-term municipal market in order to limit price volatility. At present, the portfolio consists of 97% AAA-insured bonds with an average effective duration of 7.62 years, which is slightly shorter than the Index.

OUTLOOK

         We continue to seek to provide you with high current income, free from federal income taxes, but with less risk of loss than a long-term municipal bond fund. Despite current market conditions, we also remain committed to maintaining a portfolio comprised predominantly of securities with moderate duration. Essentially, the shorter a portfolio's duration, the less its net asset value will likely be adversely affected by an increase in interest rates. At the same time, a short duration may restrict a portfolio's participation in market rallies.

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors in higher tax brackets who want high income that is free from federal income taxes. Investors should be seeking to invest for the longer term (at least three years or more) and be comfortable with fluctuation in the value of their principal and yield.


--------------------------------

         MUNICIPAL BOND
      EFFECTIVE MATURITIES
           ALLOCATION
    As of September 30, 1998

 Less than 1 year             3%
 1 to less than 5 years      11%
 5 to less than 10 years     35%
 10 to less than 15 years    37%
 Greater than 15 years       14%
                            ----
                            100%
                            ====

--------------------------------

      PORTFOLIO STATISTICS

 Number of Issues            370
 30-Day SEC Yield          3.82%
 Average Coupon            4.67%
 Average Maturity     10.2 Years
 Effective Duration   7.62 Years
 Average Quality             AAA

--------------------------------

     AARP BOND FUND FOR INCOME
     -------------------------


SIDEBAR TEXT:

FUND OVERVIEW

The AARP Bond Fund for Income seeks to produce a high level of current income but with less risk of loss to its portfolio than other long-term bond mutual funds. The Fund pursues current income by investing primarily in short-, medium-, and long-term investment-grade debt securities.


PORTFOLIO
MANAGEMENT TEAM

Stephen A. Wohler
  Lead Portfolio Manager

Kelly D. Babson
Robert S. Cessine
  Portfolio Managers





  ------------------------------
          TOTAL RETURN

           CUMULATIVE

              FUND    INDEX+
    ------------------------

    1 yr.     8.47%   11.50%

    Life of
    Fund*    15.05%   18.42%


           AVERAGE ANNUAL

               FUND    INDEX+
     ------------------------

    1 yr.     8.47%   11.50%

    Life of
    Fund*     8.81%   10.70%

  ------------------------------

--------------------------------------------------------------------------------
FUND PERFORMANCE

         The AARP Bond Fund for Income's total return for the one-year period ending September 30, 1998 was 8.47% (representing 6.95% in distributions of income and 1.52% in capital change).

         The Fund's performance improved versus its competitors in June and July. However, August's "flight" to high quality assets (when investors seek the perceived safety of less risky investments), during which prices of U.S. Treasuries rose while those of lesser quality bonds fell in the high grade and high yield corporate markets, made it a difficult month. Even our holdings of 26% in Treasuries and 9% in cash in the Fund were insufficient to bolster the performance during the market downturn. However, we believe the portfolio is well positioned to take full advantage of lower valuations in many market sectors for the future.

         The Fund's benchmark index, the unmanaged Lehman Brothers Aggregate Bond Index, returned 11.50% for the same period. Owing to the Fund's investment strategy of minimizing downside risk, its performance often lags similar funds in the Index. It is important to also note that the index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses, as a mutual fund must.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:

                    Quarterly Periods from February 1, 1997*
                              to September 30, 1998
CHART DATA:

                             AARP BOND FUND        LEHMAN BROTHERS
                               FOR INCOME       AGGREGATE BOND INDEX+
                               ----------       ---------------------

        2/1/97*                  10000                  10000

          3/97                    9921                   9914

          6/97                   10266                  10279

          9/97                   10606                  10621

         12/97                   10875                  10933

          3/98                   11035                  11102

          6/98                   11261                  11362

          9/98                   11505                  11841



THE FUND'S INVESTMENT STRATEGY

     We invested primarily in BB-rated securities -- the highest level of low-grade securities -- as well as those of higher quality. Our focus has been on finding non-cyclical corporate issues with attractive yield levels, resulting in purchases of such issuers as Simon Property Group, Time Warner, Niagara Mohawk, Westpoint Stevens, Inc., TCI-Communications, Inc., and Worldcom. Because of what we perceive as weakening technical factors in the corporate market, the percentage of assets invested in Treasuries has been kept constant.


--------------------------------------------------------------------------------
+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

     All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*    The Fund commenced operations on February 1, 1997.

     At present, the portfolio has a duration of 5.2 years, an average quality of A1 and a 6% weighting in below investment grade bonds. This positioning leaves the Fund slightly above its universe of peer funds in interest rate exposure and credit quality.

OUTLOOK

     We continue to manage the Fund with less potential for loss in the value of the portfolio than comparable investment-grade debt mutual funds. Shareholders should recognize, however, that the Fund may experience more volatility than the AARP GNMA and U.S. Treasury Fund or the AARP High Quality Short Term Bond Fund. Investors, therefore, should be in a position to exchange greater short-term risk to the value of their investment for the potential of greater returns over the long term.


THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:
                               Maturity Structure
                            As of September 30, 1998

PIE CHART DATA:

                       Under One Year                 8%
                       1 to 5 Years                  25%
                       5 to 8 Years                  36%
                       Over 8 Years                  31%
                                                    ----
                                                    100%
                                                    ====


--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors who seek high current income, but are willing to accept interest rate, credit, and other risks associated with a portfolio of investment-grade and, to a lesser extent, below-investment-grade bonds (up to 35% of total assets). You should be prepared to invest for the longer term (at least three years or more) and be comfortable with fluctuation in the value of your principal. We believe that the AARP Bond Fund for Income could serve as a core bond investment in most investors' portfolios because it offers the potential for high yields, price appreciation, and less share price fluctuation than other long-term bond funds of similar quality.



--------------------------------

      PORTFOLIO ALLOCATION
    As of September 30, 1998

 Corporate Bonds             54%
 U.S. Treasury Obligations   26%
 Cash Equivalents             9%
 Asset-Backed Securities      6%
 Government National
    Mortgage Association      2%
 Foreign Bonds -- U.S. $
    Denominated               2%
 Collateralized Mortgage
    Obligations               1%
                            ----
                            100%
                            ====

--------------------------------

      PORTFOLIO STATISTICS

 Number of Issues             90
 30-Day SEC Yield          6.32%
 Average Coupon            7.95%
 Yield to Maturity         5.80%
 Average Maturity     8.53 Years
 Average Duration      5.2 Years
 Average Quality              A1

--------------------------------

     AARP BALANCED STOCK AND BOND FUND
     ---------------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP Balanced Stock and Bond Fund seeks to provide long-term capital growth and income but with less risk of loss to its portfolio than other balanced mutual funds. The Fund pursues capital growth and income by investing primarily in a diversified mix of stocks with above-average dividend yields, high-quality bonds, and cash reserves.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager

Lori J. Ensinger
Stephen A. Wohler
  Portfolio Managers




 -------------------------------

          TOTAL RETURN

           CUMULATIVE

              FUND    INDEX+
    ------------------------

    1 yr.     1.26%   10.21%

    3 yr.    45.81%   53.68%

    Life of
    Fund*    68.98%   80.98%


          AVERAGE ANNUAL

              FUND    INDEX+
    ------------------------

    1 yr.     1.26%   10.21%

    3 yr.    13.40%   15.39%

    Life of
    Fund*    11.91%   13.56%

 -------------------------------


--------------------------------------------------------------------------------

FUND PERFORMANCE

         The AARP Balanced Stock and Bond Fund's total return for the one-year period ending September 30, 1998 was 1.26% (representing 3.41% in distributions of income and -2.15% in capital change). Its benchmark index is a blend of the unmanaged Standard & Poor's 500 Index (50%), the unmanaged Lehman Brothers Aggregate Bond Index (40%), and the three-month Treasury Bill Index (10%). The blended index returned 10.21% for the same period. Because the Fund was introduced on February 1, 1994, there is no five- or ten-year data available.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:

                      Annual Periods from February 1, 1994*
                              to September 30, 1998

CHART DATA:

              AARP BALANCED STOCK    STANDARD & POOR'S 500     LEHMAN BROTHERS            BLENDED
                 AND BOND FUND         STOCK PRICE INDEX     AGGREGATE BOND INDEX         INDEX+
                 -------------         -----------------     --------------------         ------

    2/94*            10000                   10000                  10000                  10000

    9/94              9922                   9800                    9543                   9747

    9/95             11589                   12715                  10885                  11776

    9/96             13104                   15299                  11416                  13247

    9/97             16687                   21489                  12527                  16421

    9/98             16898                   23432                  13968                  18098


THE FUND'S INVESTMENT STRATEGY

         Overall, the stock portion of the Fund (representing 56% of the portfolio as of September 30, 1998) follows a similar investment approach as the AARP Growth and Income Fund. For the period, we continued to invest primarily in stocks of companies that pay above average dividends.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A
THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:
                          AARP Balanced Stock and Bond Fund
                          Three-Year Risk/Return Performance


CHART DATA:    (AARP Fund noted by XXXX)

            ----------------------------------
                         Lipper
             Return     Balanced      Risk
                       Peer Group*
            ----------------------------------
   Highest                                    Lowest   Over three years, this Fund is in
    Return              Best 25%      XXXX    Risk     the Best 25% of similar funds for
           ------------            -----------         Monthly Downside Risk, and in the
                                                       third quartile of similar funds
                        Next 25%                       for Total Return.
           ------------            -----------
                                                       The monthly averages for risk and
             XXXX       Next 25%                       return are for 119 similar funds
           ------------            -----------         for the period October 1, 1995
    Lowest                                    Highest  through September 30, 1998.
    Return              Worst 25%             Risk
           ------------            -----------

* Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.


--------------------------------------------------------------------------------

+ The performance of the blended benchmark is a weighting comprised of 50% Standard & Poor's 500 Stock Price Index (S&P), 40% Lehman Brothers Aggregate Bond Index (LBAB), and 10% the 3-Month Treasury Bill Index. The 50/40/10 measure is meant to reflect the anticipated long-range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and American Stock Exchange, and traded on the Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, Index returns do not reflect any fees or expenses.

     All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*    The Fund commenced operations on February 1, 1994.

Our research has shown that above-average yielding stocks, as a group, generally tend to outperform lower yielding stocks, with lower volatility. This investment discipline, however, does not outperform in every discrete time period. During the second quarter and year-to-date, our value style was severely out of favor, as it was low and non-dividend yielding stocks that outperformed the market. Despite our recent underperformance, we are still completely committed to our style of investing in companies that pay above-average dividends. We, like you, are long-term investors and we believe that our disciplines will lead to outperformance over the long term. For a more in-depth report on stock selection, please refer to the AARP Growth and Income Fund review, as the same strategy and stock selection process are followed for both Funds.

         The portion of the Fund that invests in bonds (representing 39% of the portfolio as of September 30, 1998) may include corporate issues, U.S. government securities, mortgage-backed obligations, and other fixed income securities. At least 75% of the securities must be rated within the three highest quality ratings (AAA, AA, and A) by Moody's Investors Service, Inc. or Standard & Poor's Corporation, independent rating organizations. In the past six months, the emphasis has been on finding short-term issues with call protection, to provide added protection in the event of falling interest rates which may trigger refinancing of debt. As of September 30, 1998, the bond portfolio was invested in securities with an average duration of 5.1 years, an average quality of AA3. Twenty-three percent of the maximum allowable 25% of securities were rated Baa.


------------------------------

       ASSET ALLOCATION
   As of September 30, 1998

 Stock Holdings            56%
 Bond Holdings             39%
 Cash Equivalents           5%
                          ----
                          100%
                          ====

------------------------------

--------------------------------------------------------------------------------

SIDEBAR TEXT:


FOR WHOM THE
FUND IS DESIGNED

This Fund is designed for investors who are seeking long-term growth of their assets, but who want less risk than money invested solely in stocks. Investors should be able to invest for the longer term (at least three to five years or more) and be comfortable with the value of their principal moving up and down.


------------------------------

        STOCK ALLOCATION
    As of September 30, 1998

 Financial                 20%
 Manufacturing             13%
 Durables                  11%
 Utilities                 10%
 Communications            10%
 Energy                    10%
 Health                     7%
 Consumer Staples           5%
 Consumer Discretionary     3%
 Other                     11%
                          ----
                          100%
                          ====

------------------------------

         BOND ALLOCATION
    As of September 30, 1998

 Corporate Bonds           56%
 Asset-Backed Securities   13%
 U.S. Government Agency-
    Backed Mortgages       12%
 U.S. Treasury Obligations 11%
 Foreign Bonds - U.S. $
    Denominated             6%
 Collateralized Mortgages   2%
                          ----
                          100%
                          ====

------------------------------

     AARP GROWTH AND INCOME FUND
     ---------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP Growth and Income Fund seeks to provide long-term capital growth and income but with less risk of loss to its portfolio than other growth and income mutual funds. The Fund pursues long-term capital growth and income by investing primarily in common stocks with above-average dividend yields and fixed income securities which are convertible into common stocks.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager

Lori J. Ensinger
Kathleen T. Millard
Benjamin W. Thorndike
  Portfolio Managers



 -------------------------------

          TOTAL RETURN

           CUMULATIVE

              FUND    INDEX+
    ------------------------

    1 yr.    -4.22%    9.04%

    5 yr.   110.66%  147.92%

    10 yr.  318.34%  392.58%


         AVERAGE ANNUAL

              FUND    INDEX+
   ------------------------

    1 yr.    -4.22%    9.04%

    5 yr.    16.07%   19.90%

    10 yr.   15.39%   17.28%

-------------------------------


--------------------------------------------------------------------------------
FUND PERFORMANCE

         The AARP Growth and Income Fund's total return for the one-year period ending September 30, 1998 was -4.22% (representing 2.01% in distributions of income and -6.23% in capital change). Several reasons can be cited to explain the Fund's recent underperformance; most notably the dramatic outperformance of a relatively small group of the largest stocks in the U.S. market, the significant underperformance of "value" stocks versus "growth" stocks, and the impact of the financial crises in Asia, Russia, and Latin America, in cyclical and financial companies in particular. Combined, the effects of these situations on the Growth and Income portfolio for the second quarter and year-to-date have not been favorable. The Fund's benchmark index, the unmanaged Standard & Poor's 500 Index, returned 9.04% for the same period. It is important to note that the Index return does not reflect investment in cash or the deduction of any servicing, investment management, or administrative expenses, as a mutual fund does.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:      Yearly Periods ended September 30

CHART DATA:

                     AARP GROWTH AND        STANDARD & POOR'S
                       INCOME FUND       500 STOCK PRICE INDEX+
                       -----------       ----------------------
        88                10000                   10000

        89                13052                   13297

        90                11721                   12070

        91                14908                   15830

        92                16635                   17583

        93                19858                   19869

        94                21445                   20601

        95                25826                   26728

        96                31044                   32160

        97                43677                   45173

        98                41834                   49258

         As the chart above illustrates, investors who maintain a long-term perspective and avoid overreaction to short-term market volatility may realize growth potential in their investment over time.


THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A
THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:
                             AARP Growth and Income Fund
                          Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

            ----------------------------------
                      Morningstar
             Return   Large Blend     Risk
                      Peer Group*
            ----------------------------------
   Highest                                    Lowest   Over three years, this Fund is in
    Return              Best 25%              Risk     the Best 50% of similar funds for
           ------------            -----------         Monthly Downside Risk, and in the
                                                       Best 50% of similar funds for
             XXXX       Next 25%      XXXX             Total Return.
           ------------            -----------
                                                       The monthy averages for risk and
                        Next 25%                       return are for 185 similar funds
           ------------            -----------         for the period October 1, 1995
    Lowest                                    Highest  through September 30, 1998.
    Return              Worst 25%             Risk
           ------------            -----------

 * Morningstar is the source for the peer group information of similar funds.

--------------------------------------------------------------------------------
+ The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

     We remained committed to our strict discipline of investing in value stocks, believing any sudden changes in our core investment disciplines would be a direct contradiction of our long-term investment strategy. We continued to invest primarily in stocks of companies that pay above average dividends -- a common characteristic of a value-oriented style, not a growth style.

     We added to the Fund's telecom and electrical utilities positions which proved to be a primary source of performance for the portfolio, even as the market continued its downward trend. We also added to our rail exposure, as companies such as CSX, Canadian Pacific, and Norfolk Southern have strong management teams with proven capabilities. This sector, as a whole, has displayed recession-proof qualities during these volatile times. Many of the companies are experiencing an ongoing process of restructuring. In addition, rail companies are tremendous users of technology. This bodes well in today's climate as technology is experiencing a period of deflation, which in turn benefits its users. We also increased our oil sector holdings, which are selling at historically low valuations, including British Petroleum and Mobil. We believe this strategy is a good example of positioning the Fund for the future.

     The two areas that were the primary contributors to our underperformance were the financial and manufacturing sectors. Because we assumed an overweight position in both sectors versus the S&P 500 Index weighting, the impact was even greater. The financial sector, namely banks, has been hardest hit by the financial crises affecting many global markets, because many banks extended credit to emerging economies that are having, or will have, difficulty in paying back the loans. Manufacturing companies worldwide have also been affected by the global turmoil, as modernization in emerging economies is put on the back burner until economic problems are addressed.

OUTLOOK

     While it may be tempting to chase the growth stocks that investors have so strongly favored this year, the portfolio team remains committed to its discipline of seeking undervalued stocks which we believe offers the potential for less downside risk. We believe, even more strongly, in adhering to our proven investment discipline and that gives us the confidence to stay the course, especially when the short term gets bumpy. We continue to focus on the value-oriented discipline that has served the portfolio well since the Fund's inception and we are confident our style will continue to provide superior results over the long term.


--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors who are seeking long-term growth of their assets and the opportunity to keep ahead of inflation. Investors should be able to invest for at least five years or more and be comfortable with fluctuation of the value of their principal that is associated with investing in stocks.


(Please note that portfolio changes should not be considered recommendations for action by individual investors.)



 -----------------------------

  SECTOR DIVERSIFICATION --
   EXCLUDES CASH EQUIVALENTS
   As of September 30, 1998

 Financial                 21%
 Manufacturing             14%
 Energy                    11%
 Communications            11%
 Durables                  10%
 Utilities                  8%
 Health                     7%
 Consumer Staples           5%
 Consumer Discretionary     4%
 Other                      9%
                          ----
                          100%
                          ====

 -----------------------------

        ASSET ALLOCATION
    As of September 30, 1998

 Stock Holdings            98%
 Cash Equivalents           2%
                          ----
                          100%
                          ====

 -----------------------------

     AARP U.S. STOCK INDEX FUND
     --------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP U.S. Stock Index Fund seeks to provide long-term capital growth and income but with less risk of loss to its portfolio than an S&P 500 Index mutual fund. The Fund favors securities of S&P 500 companies with above-average dividend yields, but otherwise seeks to match the investment characteristics of the S&P 500.


PORTFOLIO
MANAGEMENT TEAM

Philip S. Fortuna
  Lead Portfolio Manager

James M. Eysenbach
  Portfolio Manager



 -------------------------------

          TOTAL RETURN

           CUMULATIVE

              FUND    INDEX+
    ------------------------

    1 yr.     9.39%    9.04%

    Life of
    Fund*    32.60%   33.06%



          AVERAGE ANNUAL

               FUND    INDEX+
    ------------------------

    1 yr.     9.39%    9.04%

    Life of
    Fund*    18.52%   18.74%

 -------------------------------


--------------------------------------------------------------------------------
FUND PERFORMANCE

      The AARP U.S. Stock Index Fund's total return for the one-year period ending September 30, 1998 was 9.39% (representing 1.59% in distributions of income and 7.80% in capital change). The Fund outperformed its benchmark index, the unmanaged Standard & Poor's 500 Index, which returned 9.04% for the period. By design, the performance of the Fund closely paralleled the Index, where the strongest returns came from the communications, health, and utilities industries and our investment in the largest capitalization growth stocks. Industries that proved to be weak performers, and therefore affected performance negatively, included metals/minerals, service, and transportation.

      Bankers Trust Company has been retained as Subadviser to the Fund. The Subadviser handles the day-to-day investment and trading functions. The Portfolio Managers are in regular contact with the Subadviser, receive records of daily transactions, monitor returns and relative risk, and scrutinize portfolio activity.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:   Quarterly Periods from February 1, 1997*
                              to September 30, 1998
CHART DATA:


                    AARP U.S. STOCK   STANDARD & POOR'S 500
                      INDEX FUND        STOCK PRICE INDEX+
                      ----------        ------------------

        2/21/97*         10000                10000

        3/97              9659                 9664

        6/97             11293                11352

        9/97             12122                12202

        12/97            12465                12553

        3/98             14223                14304

        6/98             14654                14777

        9/98             13260                13306



THE FUND'S INVESTMENT STRATEGY

      The AARP U.S. Stock Index Fund is designed to track the performance of the unmanaged S&P 500 Index (typically within 1% per year), while offering slightly less downside risk. The Fund's investment characteristics, such as sector weightings and average market capitalization, are kept roughly in line with the Index. As a result, the Fund, like the S&P 500 Index, gives more weight to the largest U.S. companies. This strategy was very beneficial for the Fund over the past year, as the largest U.S. stocks have performed substantially better than other U.S. stocks. In periods when the largest capitalization stocks are not dominating performance, however, the Fund is likely to do less well relative to funds that do not follow an index-based strategy.


--------------------------------------------------------------------------------
+ The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

  All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

* The Fund commenced operations on February 1, 1997.

     We also seek to reduce downside risk by adhering to a "yield tilt strategy" -- investing in a large majority of the S&P 500 companies, but giving slightly more weight to those paying higher dividends. Dividend paying stocks historically have been more stable, especially in periods of market decline. The Fund's slight return advantage over the Index was attributable to the yield tilt strategy, which resulted in the Fund outperforming during August and September when the markets and the Index significantly declined in value.

     The sector diversification, excluding cash equivalents, as of September 30, 1998:

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:

                       Sector Diversification
                      As of September 30, 1998

          PIE CHART DATA:

            Financial                  15%
            Health                     14%
            Technology                 13%
            Manufacturing              10%
            Consumer Staples            9%
            Energy                      8%
            Communications              7%
            Consumer Discretionary      6%
            Utilities                   5%
            Durables                    5%
            Other                       8%
                                      ----
                                      100%
                                      ====


--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund may be appropriate for more conservative stock fund investors who are seeking higher dividend income and somewhat lower average volatility than an S&P 500 Index mutual fund. You should be prepared to invest for the longer term (at least five years or more) and be comfortable with the value of your principal moving up and down in value.


  -----------------------------

        ASSET ALLOCATION
     As of September 30, 1998

    Stock Holdings         95%
    Cash Equivalents        5%
                          ----
                          100%
                          ====

  -----------------------------

     AARP CAPITAL GROWTH FUND
     ------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP Capital Growth Fund is designed to provide long-term capital growth but with less risk of loss to its portfolio than other growth funds. The Fund pursues this investment objective by investing primarily in a diversified mix of common stocks and fixed-income securities convertible into common stocks of established medium- and large-sized companies.


PORTFOLIO
MANAGEMENT TEAM

Bruce F. Beaty
William F. Gadsden
  Co-Lead Portfolio Managers



-------------------------------

         TOTAL RETURN

          CUMULATIVE

             FUND    INDEX+
   ------------------------

   1 yr.    -3.39%    9.04%

   5 yr.    93.43%  147.92%

   10 yr.  275.04%  392.58%


        AVERAGE ANNUAL

             FUND    INDEX+
   ------------------------

   1 yr.    -3.39%    9.04%

   5 yr.    14.11%   19.90%

   10 yr.   14.13%   17.28%

-------------------------------

--------------------------------------------------------------------------------
FUND PERFORMANCE

      The AARP Capital Growth Fund's total return for the one-year period ending September 30, 1998 was -3.39% (representing 0.54% in distributions of income and -3.93% in capital change). During the period, we found the markets to be less than favorable to our "growth at a reasonable price" discipline. Global market turmoil also impacted performance negatively. The Fund's benchmark index, the unmanaged Standard & Poor's 500 Index, returned 9.04% for the same period.

      Shareholders are reminded, however, that 12-month returns will vary from year to year. Those who maintain a long-term perspective may have the opportunity to watch their investment grow over time.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:      Yearly Periods ended September 30

CHART DATA:


                 AARP CAPITAL    STANDARD & POOR'S 500
                  GROWTH FUND      STOCK PRICE INDEX+
                  -----------      ------------------

          88         10000               10000

          89         14362               13297

          90         10490               12070

          91         14980               15830

          92         15571               17583

          93         19390               19869

          94         18479               20601

          95         22815               26728

          96         26459               32160

          97         38822               45173

          98         37505               49258



THE FUND'S INVESTMENT STRATEGY

      The turmoil in global markets that began with Asia at the beginning of the period continued to negatively impact the United States, and thus the Fund. By mid-summer, first the Russian debt crisis, then the Latin American

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:              AARP Capital Growth Fund
              Three-Year Risk/Return Performance


CHART DATA:    (AARP Fund noted by XXXX)

            ----------------------------------
                       Morningstar
             Return   Large Growth   Risk
                       Peer Group*
            ----------------------------------
   Highest                                    Lowest   Over three years, this Fund is in
    Return              Best 25%              Risk     the third quartile of similar
           ------------            -----------         funds for Monthly Downside Risk,
                                                       and in the Best 50% of similar
              XXXX      Next 25%                       funds for Total Return.
           ------------            -----------
                                                       The monthly averages for risk and
                        Next 25%      XXXX             return are for 112 similar funds
           ------------            -----------         for the period October 1, 1995
    Lowest                                    Highest  through September 30, 1998.
    Return              Worst 25%             Risk
           ------------            -----------


* Morningstar is the source for the peer group information of similar funds.


--------------------------------------------------------------------------------
+ The unmanaged Standard & Poor's 500 Stock Price Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and American Stock Exchange, and traded on the Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

  All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

crisis, triggered a broad-based correction in the U.S. market which affected all sectors and included the stocks of the largest U.S. companies. Early in the period, our technology holdings suffered as a result of the Asian situation, namely our holdings in Intel and Compaq Computer Corporation.

      The Fund currently holds sizeable positions in the health care and technology sectors, both of which continue to offer growth stocks which are reasonably priced. We have begun to reposition our holdings in the financial sector, in order to reduce exposure to financial firms with significant international operations which contributed to the Fund's underperformance. Stocks such as Travelers Corporation and BankAmerica suffered greatly from their international exposure. However, we plan to keep financial firms such as American Express, which derives most of its revenue from domestic operations. Individual portfolio holdings that performed well in spite of the volatility included Home Depot and Dayton Hudson -- two major U.S. retailers -- and Omnicon Group, Inc., a large multinational advertising agency.

      Despite the global turmoil, we remain committed to our "growth at a reasonable price" discipline. We use a disciplined stock selection process, seeking stocks that have strong fundamentals and sound valuations. The Fund's model evaluates a variety of factors, including earnings growth, price-to-earnings, price-to-book ratios, and debt. In this turbulent market, however, we did invest with extra caution, placing high premium on valuations and on seeking companies with strong, competitive positions. We also looked for companies with extremely healthy balance sheets, believing that, over the long term, these companies have the potential to weather economic and market stress better than others may. Notwithstanding these efforts, for much of the period superior performance was confined to a small group of large-cap growth companies whose stock valuations pushed them beyond the reach of our valuation disciplines.

OUTLOOK

      We expect the volatility of the past twelve months to continue, particularly in global markets. While the price to earnings ratio of many stocks have been coming down in the past few months, we are still cautious in predicting a rebound at this point. We do, however, maintain a high degree of conviction in our stock selection process and believe our approach will continue to direct us to emerging opportunities in the large-capitalization sector.

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is designed for investors seeking long-term growth of their principal. Investors should be able to invest for the longer term (at least five years or more) and be comfortable with the short-term fluctuation of their principal that is associated with investing in stocks.

(Please note that portfolio changes should not be considered recommendations for action by individual investors.)



------------------------------

  SECTOR DIVERSIFICATION --
  EXCLUDES CASH EQUIVALENTS
  As of September 30, 1998

 Technology              18%
 Financial               17%
 Consumer Discretionary  15%
 Health                  13%
 Energy                   8%
 Manufacturing            7%
 Durables                 6%
 Media                    5%
 Communications           4%
 Other                    7%
                        ----
                        100%
                        ====

------------------------------

       ASSET ALLOCATION
   As of September 30, 1998

 Stock Holdings          93%
 Cash Equivalents         7%
                        ----
                        100%
                        ====

------------------------------

     AARP SMALL COMPANY STOCK FUND
     -----------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP Small Company Stock Fund seeks to provide long-term capital growth, but with less risk of loss to its portfolio than other small company stock mutual funds. The Fund pursues this objective by investing primarily in a broadly diversified portfolio of common stocks of small U.S. companies.


PORTFOLIO
MANAGEMENT TEAM

James M. Eysenbach
Philip S. Fortuna
  Co-Lead Portfolio Managers

Calvin S. Young
  Portfolio Manager



-------------------------------

         TOTAL RETURN

          CUMULATIVE

             FUND    INDEX+
   ------------------------

   1 yr.   -14.91%  -19.03%

   Life of
   Fund*    13.62%    0.50%


        AVERAGE ANNUAL

             FUND    INDEX+
   ------------------------

   1 yr.   -14.91%  -19.03%

   Life of
   Fund*     8.00%    0.30%

-------------------------------

--------------------------------------------------------------------------------
FUND PERFORMANCE

     The AARP Small Company Stock Fund's one-year total return of -14.91% outperformed the -19.03% return for the Russell 2000 Index of small stocks. Consistent with its risk management strategy, the Fund exhibited more stable returns than the unmanaged Russell 2000 Index and declined approximately one-fifth less than the Index during the one-year period ending September 30, 1998. From inception (2/1/97), the Fund has earned a total return of 13.62% which is well ahead of the Russell 2000 Index's return of 0.50%.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:
                     Quarterly Periods from February 1, 1997*
                              to September 30, 1998
CHART DATA:


                          AARP SMALL
                           COMPANY       RUSSELL 2000
                          STOCK FUND        INDEX+
                          ----------        ------

               2/1/97*      10000           10000

               3/97         9940            9297

               6/97         11660           10805

               9/97         13353           12413

              12/97         13368           11997

               3/98         14387           13202

               6/98         13723           12586

               9/98         11362           10050


THE FUND'S INVESTMENT STRATEGY

      During this period of increased market volatility and weak small stock returns, we continued to pursue our disciplined approach to small stock investing with a focus on identifying undervalued stocks and managing a risk-controlled portfolio.

      While small-cap stocks were down 19% overall, not all segments of the market were hit equally hard. Among the strongest sectors, utilities were up 19%, media stocks were up 7%, and construction stocks declined a relatively modest 6%. At the other extreme, the energy, metals and minerals and technology sectors were all down 35% or more. The wide spread in performance within the small-cap market provided a significant opportunity to add value relative to the Index.

      In general, lower-priced value stocks were hit less hard during the market decline, favoring our value-oriented approach to small-cap investing. The Fund benefited from above-market weightings in the higher yielding utilities and construction sectors. By contrast, the Fund had below-market weights in the weak-performing energy and technology sectors. In metals and minerals, we had an above-market weight, but the Fund's holdings (down 6%) held up significantly better than the overall sector (down 37%).


--------------------------------------------------------------------------------

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

  All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

* The Fund commenced operations on February 1, 1997.

Likewise in the Fund's largest two sectors -- manufacturing and finance -- the Fund's holdings outperformed the overall sector returns. On balance, our focus on attractively priced securities -- those with low valuations and relatively stable or improving fundamentals -- made a significant contribution to the Fund's outperformance during the year.

     Another important element of our strategy is a focus on risk control. While we cannot eliminate the risk of small-cap investing, we attempt to moderate this risk in a number of ways. One way is through our emphasis on stocks with below-average price-to-earnings (P/E's) and above-average yields. This has the potential to provide a degree of downside protection relative to other small-cap stocks in a market decline. We also limit individual security risk by holding a large number of securities (approximately 190) in the portfolio and investing no more than 2% of assets in any one security. Taken together, we believe these risk control measures may account for the Fund falling less than the small-cap market index and other small-cap funds in this market.

OUTLOOK

     Over the past year, we witnessed a widening gap between the returns for large stocks (up 9%) and small stocks (down 19%). While small stocks have less direct exposure to foreign economies, they were affected by a "flight to quality" concentrated in U.S. Treasury securities and the largest cap U.S. growth stocks, punctuated by a broad worldwide sell-off towards the end of the period. Importantly, this divergence in stock prices has not been accompanied by a corresponding divergence in company earnings. As a result, there now exist compelling values among small-cap stocks. While these values may not be recognized overnight -- as short-term market uncertainty continues -- we believe the long-term outlook for small stocks is positive. SIDEBAR TEXT:


--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The AARP Small Company Stock Fund is suitable for investors seeking high long-term growth of their principal. You should be prepared to invest for the longer term (at least five years or more) and be comfortable with the value of your principal moving up and down.



------------------------------

   SECTOR DIVERSIFICATION --
   EXCLUDES CASH EQUIVALENTS
   As of September 30, 1998

 Manufacturing           20%
 Financial               14%
 Utilities               12%
 Consumer Discretionary  11%
 Technology              10%
 Durables                 8%
 Service Industrie        7%
 Construction             6%
 Consumer Staples         4%
 Other                    8%
                        ----
                        100%
                        ====

------------------------------

       ASSET ALLOCATION
   As of September 30, 1998

 Stock Holdings          99%
 Cash Equivalents         1%
                        ----
                        100%
                        ====

------------------------------

     AARP GLOBAL GROWTH FUND
     -----------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP Global Growth Fund seeks to offer long-term capital growth in a globally diversified portfolio, but with less risk of loss to its portfolio than other global growth mutual funds. The Fund pursues this investment objective by investing primarily in common stocks of established corporations in a wide variety of developed countries, including the United States.


PORTFOLIO
MANAGEMENT TEAM

William E. Holzer
  Lead Portfolio Manager

Nicholas Bratt
Diego Espinosa
  Portfolio Managers


-------------------------------

         TOTAL RETURN

          CUMULATIVE

             FUND    INDEX+
   ------------------------

   1 yr.    -2.19%    0.13%

   Life of
   Fund*    25.92%   32.48%


        AVERAGE ANNUAL

             FUND    INDEX+
   ------------------------

   1 yr.    -2.19%    0.13%

   Life of
   Fund*     9.04%   11.13%

-------------------------------

--------------------------------------------------------------------------------
FUND PERFORMANCE

     The AARP Global Growth Fund's one-year total return for the one-year period ending September 30, 1998 was -2.19%, slightly less than its benchmark index, the unmanaged MSCI World Index, which returned 0.13% for the same period. Performance suffered early in the period because we avoided excessively valued large-cap U.S. growth stocks which led the U.S. market in performance for most of the period. The Fund's positions in both financial stocks and in German stocks were also negatively affected as they also suffered as a result of global turmoil.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:       Semiannual Periods from February 1, 1996*
                              to September 30, 1998

CHART DATA:

                                AARP GLOBAL     MSCI WORLD
                                GROWTH FUND       INDEX+
                                -----------       ------

                  2/1/96*         10000           10000

                    3/96          10180           10224

                    9/96          10327           10661

                    3/97          11141           11181

                    9/97          12874           13231

                    3/98          14010           14754

                    9/98          12592           13248




THE FUND'S INVESTMENT STRATEGY

     Our approach to investing in the global equity markets has remained the same. We continued to focus on identifying long-term themes or concepts around areas of shortage or change in the world economy and capital markets. We then identified companies with appropriate stock values to take advantage of such themes. This strategy results in a well diversified portfolio of approximately 125 issues across many countries. As of September 30, 1998, the portfolio was 49% invested in Europe, 39% in the U.S. and Canada, 4% in the Pacific Basin (excluding Japan), 5% in Japan, and 3% in Latin America and other countries.

     Over the last year, the Fund has pursued a relatively defensive portfolio strategy. Deteriorating economic conditions in many corners of the world, high valuations in the U.S. stock market, downward pricing pressure, and pockets of deflation have combined to limit the identification of new growth-oriented themes. The major changes in the portfolio over the last six months reflected this strategic view. We have added investments in gold and oil. USEC, a U.S.-based uranium services firm, and PECO Energy, a U.S. electric utility, are examples of recent purchases, both of which provided high yields and income for investors. While the Fund does not seek to provide regular income, it may provide some income infrequently.


--------------------------------------------------------------------------------
+ The MSCI (Morgan Stanley Capital International) World Index is an unmanaged capitalization-weighted measure of global stock markets, including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

  All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

* The Fund commenced operations on February 1, 1996.

     In the gold mining sector we added in Barrick Gold Corporation and Normandy Mining. We believe current economic conditions may compel central banks to provide easy credit. Should deflationary tendencies prevail, gold would be an attractive asset if the consequence is the imposition of capital controls in the world's weaker economies.

     In the oil industry we purchased Atlantic Richfield and Phillips Petroleum. We may add others since we believe that there will be concentration in this industry, given the perceived benefits of global diversification. The companies in this sector also have very attractive valuations.

     In the non-ferrous mining sector we bought Noranda and WMC Ltd. These are examples of companies that are well aware that they have not offered investors competitive returns in the past. Going forward, we believe that their managements will correct this, although it may take some time given the deteriorating demand prospects.

     Although our recent purchases of oil and metal stocks are not part of any formal theme, they give us stakes in certain economic outcomes -- outcomes which may play a key role in determining the future thematic composition of the portfolio.

OUTLOOK

     As the world works through the current period of weakness, our analysts will be focusing on identifying new ways in which companies will profit from a changing global environment. We believe that the world may be moving from an inflationary to a deflationary growth mode. Over time, the new themes represented in the Fund's portfolio will attempt to capitalize on the companies which are the winners and on new modes of economic behavior.


THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART TITLE:


     GEOGRAPHICAL DIVERSIFICATION -- EXCLUDES 4% CASH EQUIVALENTS
                         As of September 30, 1998

PIE CHART DATA:

                          Europe               49%
                          U.S. & Canada        39%
                          Japan                 5%
                          Pacific Basin         4%
                          Latin America         2%
                          Africa                1%
                                              ----
                                              100%
                                              ====


--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The AARP Global Growth Fund is suitable for investors who want to add both U.S. and foreign equity opportunities to their portfolio. Investors should invest for the longer term (at least five years or more) and be comfortable with the value of their principal moving up and down.

(Please note that portfolio changes should not be considered recommendations for action by individual investors.)


------------------------------

   SECTOR DIVERSIFICATION --
   EXCLUDES CASH EQUIVALENTS
   As of September 30, 1998

 Financial               22%
 Manufacturing           15%
 U.S. and Foreign
   Treasury Bonds        10%
 Energy                   9%
 Technology               6%
 Metals and Minerals      6%
 Utilities                6%
 Consumer Staples         5%
 Health                   5%
 Other                   16%
                        ----
                        100%
                        ====

------------------------------

      ASSET ALLOCATION
  As of September 30, 1998

 Stock Holdings          87%
 Bond Holdings            9%
 Cash Equivalents         4%
                        ----
                        100%
                        ====

------------------------------

     AARP INTERNATIONAL GROWTH AND INCOME FUND
     -----------------------------------------

SIDEBAR TEXT:

FUND OVERVIEW

The AARP International Growth and Income Fund seeks to offer long-term capital growth and income but with less risk of loss to its portfolio than other international mutual funds. The Fund pursues this investment objective by investing primarily in a diversified portfolio of foreign common stocks with above-average dividend yields and foreign fixed-income securities convertible into common stocks. The Fund changed its name from the AARP International Stock Fund on February 1, 1998.


PORTFOLIO
MANAGEMENT TEAM

Sheridan Reilly
  Lead Portfolio Manager

Deborah A. Chaplin
Irene T. Cheng
  Portfolio Managers


------------------------------

         TOTAL RETURN

          CUMULATIVE

             FUND    INDEX+
   ------------------------

   1 yr.    -3.16%   -8.35%

   Life of
   Fund*    12.08%    4.87%


        AVERAGE ANNUAL

             FUND    INDEX+
   ------------------------

   1 yr.    -3.16%   -8.35%

   Life of
   Fund*     7.11%    2.90%

-------------------------------

--------------------------------------------------------------------------------
FUND PERFORMANCE

     The AARP International Growth and Income Fund returned -3.16% (representing 0.64% in distributions of income and -3.80% in capital change). While the return is markedly lower than last year's double-digit, year-end return, it is reflective of the current market environment. On a more positive note, the Fund managed to outperform its benchmark index, the unmanaged MSCI Eafe Index, which returned -8.35% for the period. This is largely attributed to our investment strategy, stock selection process, and geographic allocation. In light of the ongoing crisis in Japan, we maintained an underweight position. In addition, we had virtually no exposure to emerging markets; rather we concentrated on the European economies, specifically France, Germany, and the U.K. This overweighting in Europe served the Fund well, as many European markets enjoyed significant appreciation for the first six months of 1998. While the remainder of the period was volatile, the gains made in European markets in the first half helped to lessen the impact of the losses in the second half.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:
                    Quarterly Periods from February 1, 1997*
                              to September 30, 1998

CHART DATA:



             AARP INTERNATIONAL       MSCI EAFE
           GROWTH AND INCOME FUND       INDEX+
           ----------------------       ------

  2/1/97*         10000                  10000

    3/97          10140                  10201

    6/97          10960                  11524

    9/97          11573                  11443

   12/97          11147                  10546

    3/98          12941                  12097

    6/98          13524                  12225

    9/98          11208                  10487


THE FUND'S INVESTMENT STRATEGY

      We remained committed to seeking stocks of undervalued companies -- focusing on companies with solid returns and predictable cash flows, two important sources of downside risk protection. We focused our sector allocation on the financial and telecommunications sectors. In our country selection process, we steered clear of those markets that have experienced the most volatility. We believe this strategy served us well, as it helped to limit downside risk. In late summer, we sold all European bank holdings that had exposure to both Russia and Latin America, two areas that began to experience a high degree of financial instability.

      It is important to note that the fourth quarter of 1997 and the second quarter of 1998 were extremely volatile, namely in Asian and emerging


--------------------------------------------------------------------------------
+ The MSCI (Morgan Stanley Capital International) EAFE Index is an unmanaged capitalization-weighted measure of global stock markets, including Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

  All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

* The Fund commenced operations on February 1, 1997.

markets. In August, the EAFE Index declined more than 12%. Financial stocks, particularly in Europe, led the decline. Because the Fund was weighted heavily in the financial sector, it suffered along with the market.

     In spite of the volatility, there were success stories. Allied Irish Bank is a shining example and is typical of many European financial institutions. Generally speaking, European financial institutions are well established and well regulated. Allied Irish Bank also has limited exposure to global markets, focusing mainly on its domestic market. This strategy sheltered its stock price from the extreme volatility occurring in places such as Asia, Russia, and Latin America.

     We were disappointed by the performance of some of our holdings. One such company was Albright & Wilson, a U.K. specialty chemical company which we sold as a result. While the company was attractively valued, paid a high dividend, and had undertaken significant restructuring and cost-cutting measures, it was unable to escape the downturn in the world chemical markets. This is a good example of how external pressures can foil the efforts of even a well run company.

OUTLOOK

     We do not expect market volatility to subside until the financial crises affecting world markets are resolved. Japan needs to implement significant reforms to its economy, especially in the banking sector, before we feel it is a safe place to increase our investments. Russia faces even greater obstacles on its road to recovery. Europe, on the other hand, remains one of the safer places to explore investment opportunities as it is not suffering as badly as other global markets. Many European markets can boast of sound banking systems, no excessive debt, and modest, but positive economic growth.

     Overall, we remain confident in our investment approach during these volatile times. We believe the Fund will continue to be an appropriate vehicle for investors seeking global exposure, with less risk than comparable international mutual funds.



--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The Fund is suitable for investors seeking long-term growth of their principal who want to add international stock market opportunities to their portfolio. Investors in this Fund should have an investment time horizon of at least five years or more, and be comfortable with the value of their principal moving up and down.


(Please note that portfolio changes should not be considered recommendations for action by individual investors.)




------------------------------

   SECTOR DIVERSIFICATION --
   EXCLUDES CASH EQUIVALENTS
   As of September 30, 1998

 Financial               25%
 Manufacturing           14%
 Communications          13%
 Consumer Discretionary  11%
 Transportation          10%
 Service Industries       6%
 Energy                   5%
 Durables                 5%
 Construction             4%
 Other                    7%
                        ----
                        100%
                        ====

------------------------------

       ASSET ALLOCATION
   As of September 30, 1998

 Stock Holdings          92%
 Cash Equivalents         8%
                        ----
                        100%
                        ====

------------------------------

     AARP MANAGED INVESTMENT PORTFOLIOS:
     -----------------------------------

         AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO
         AARP DIVERSIFIED GROWTH PORTFOLIO

SIDEBAR TEXT:

PORTFOLIO OVERVIEWS

The AARP Managed Investment Portfolios are conservatively managed "funds of funds," portfolios that invest exclusively in other AARP Mutual Funds. The two portfolios are:

o The AARP Diversified Income with Growth Portfolio seeks current income with modest long-term appreciation. This investment objective is pursued by diversifying among a mix of AARP Bond Mutual Funds, and to a lesser degree in the AARP Stock Mutual Funds. The Fund changed its name from the AARP Diversified Income Portfolio on February 1, 1998.

o The AARP Diversified Growth Portfolio seeks long-term growth of capital. This investment objective is pursued by diversifying among a mix of AARP Stock Mutual Funds, and a lesser mix of AARP Bond Mutual Funds.

The investment mix in both portfolios may change when assets appreciate significantly or as economic conditions change.

PORTFOLIO
MANAGEMENT TEAM

Philip S. Fortuna
  Lead Portfolio Manager

Salvatore J. Bruno
Karla D. Grant
Shahram Tajbakhsh
  Portfolio Managers



-----------------------------

        TOTAL RETURN

   DIVERSIFIED INCOME WITH
      GROWTH PORTFOLIO

         CUMULATIVE

            FUND    INDEX+
  ------------------------

  1 yr.     5.38%   11.26%

  Life of
  Fund*    15.22%   23.36%

-----------------------------

        TOTAL RETURN

     DIVERSIFIED GROWTH
          PORTFOLIO

         CUMULATIVE

            FUND    INDEX+
  ------------------------

  1 yr.     1.22%   10.29%

  Life of
  Fund*    17.42%   29.26%

-----------------------------

--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

     The Diversified Income with Growth Portfolio provided shareholders with a one-year total return of 5.38% (representing 4.81% in distributions of income and 0.57% in capital change). The Diversified Income with Growth Portfolio's benchmark index is a blended index (comprised of the unmanaged S&P 500 Index, 30%, and the Lehman Brothers Aggregate Bond Index, 70%), which returned 11.26% for the same period.

     The Diversified Growth Portfolio provided shareholders with a one-year total return of 1.22% for the period (representing 1.85% in distributions of income and -0.63% in capital change). The Diversified Growth Portfolio's benchmark index is a blended index (comprised of the unmanaged S&P 500 Index, 70%, and the Lehman Brothers Aggregate Bond Index, 30%), which returned 10.29% for the same period.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:           GROWTH OF A $10,000 INVESTMENT
                   AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO

CHART PERIOD:

                     Quarterly Periods from February 1, 1997*
                              to September 30, 1998
CHART DATA:

             AARP
          DIVERSIFIED     STANDARD &       LEHMAN
          INCOME WITH     POOR'S 500       BROTHERS
            GROWTH          STOCK         AGGREGATE       BLENDED
           PORTFOLIO     PRICE INDEX      BOND INDEX       INDEX+
           ---------     -----------      ----------       ------

2/97*        10000          10000           10000          10000

3/97          9897           9664            9914           9839

6/97         10548          11352           10279          10597

9/97         10935          12202           10621          11087

12/97        11100          12553           10933          11416

3/98         11574          14304           11102          12009

6/98         11722          14777           11362          12237

9/98         11522          13306           11842          12336



THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:         GROWTH OF A $10,000 INVESTMENT
                        AARP DIVERSIFIED GROWTH PORTFOLIO

CHART PERIOD:
                     Quarterly Periods from February 1, 1997*
                              to September 30, 1998
CHART DATA:

             AARP         STANDARD &       LEHMAN
          DIVERSIFIED     POOR'S 500       BROTHERS
            GROWTH          STOCK         AGGREGATE       BLENDED
           PORTFOLIO     PRICE INDEX      BOND INDEX       INDEX+
           ---------     -----------      ----------       ------

2/97*       10000          10000            10000          10000

3/97         9973          9664              9914           9739

6/97        10927          11352            10279          11026

9/97        11600          12202            10621          11720

12/97       11673          12553            10933          12065

3/98        12691          14304            11102          13290

6/98        12766          14777            11362          13693

9/98        11742          13306            11842          12926



+ The performance of the blended benchmark is a weighting comprised of the Standard & Poor's 500 Stock Price Index (S&P), and the Lehman Brothers Aggregate Bond Index. The 30/70 measure of the Diversified Income with Growth Portfolio and 70/30 measure of the Diversified Growth Portfolio is meant to reflect the anticipated long-range asset mix of each Fund, which may change over time. The unmanaged S&P 500 Index is a market-value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and American Stock Exchange, and traded on the Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

  All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

* These Funds commenced operations on February 1, 1997.

THE PORTFOLIOS INVESTMENT STRATEGIES

      The past 12 months were difficult for conservatively managed asset allocation funds. With the U.S. Equity market racing ahead to record levels, the expectation was for an eventual slowdown in the market with high growth companies being the hardest hit. Accordingly, both Funds were underweighted in large U.S. stocks. As a result, we placed our emphasis on income. We sought to underweight our equity position in the Diversified Growth Portfolio through smaller positions in global, international, and small-cap (all of which underperformed the S&P 500 Index for the period). Our underweight positions in equities required us to be overweight in bonds, which also proved to be a drag on portfolio performance. For the Diversified Income with Growth Portfolio, we took an overweight position in cash, while slightly underweighting bonds. Since the market continued to do well, our exposure to income and value oriented stocks hampered performance. We also diversified into small-cap, which also underperformed the S&P 500 Index. Combined, these strategies resulted in the Fund's underperformance for the period.


THE PRINTED DOCUMENT CONTAINS TWO SIDE-BY-SIDE TABLES HERE


----------------------------------------         ----------------------------------------

    DIVERSIFIED INCOME WITH GROWTH                          DIVERSIFIED GROWTH
         PORTFOLIO ALLOCATION                              PORTFOLIO ALLOCATION
       As of September 30, 1998                          As of September 30, 1998


 AARP GNMA and U.S. Treasury Fund    31%          AARP Growth and Income Fund         24%
 AARP Bond Fund for Income           30%          AARP Bond Fund for Income           19%
 AARP High Quality Money Fund        16%          AARP GNMA and U.S. Treasury Fund    16%
 AARP Growth and Income Fund         10%          AARP U.S. Stock Index Fund          13%
 AARP Global Growth Fund              6%          AARP Small Company Stock Fund        9%
 AARP U.S. Stock Index Fund           4%          AARP Global Growth Fund              6%
 AARP Small Company Stock Fund        3%          AARP International Growth and
                                    ----            Income Fund                        6%
                                    100%          AARP Capital Growth Fund             4%
                                    ====          AARP High Quality Money Fund         3%
                                                                                     ----
                                                                                     100%
                                                                                     ====
----------------------------------------         ----------------------------------------


OUTLOOK

      The conservative natures of the Funds necessitate that we invest to help protect against downside risk. In an environment characterized by high volatility and still lofty stock price levels, underweighting equities and overweighting bonds and cash remains a prudent strategy. In addition, investing in value/yield-oriented equity funds and bonds is another way to protect against downside risk. The Diversified Growth Portfolio will likely maintain some exposure to the international/global markets, since the relative valuations are more attractive in many areas.



--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
PORTFOLIOS ARE DESIGNED

The AARP Managed Investment Portfolios are for individuals comfortable with bond and stock investing who don't have time or are less confident in making the all-important asset allocation decisions. They prefer to entrust the selection of their portfolios of mutual funds to professional money managers. These portfolios offer a simple, inexpensive (among the lowest management fees for this type of fund), one-step approach to investing all or a portion of an individual's assets. The AARP Managed Investment Portfolios are appropriate for investors seeking to create an investment plan during pre- and post-retirement. The AARP Diversified Income with Growth Portfolio may be appropriate for investors in retirement with an investment horizon of three to five years. The AARP Diversified Growth Portfolio is designed for investors in pre-retirement with an investment time horizon of more than five years.


------------------------------

      ASSET ALLOCATION
      AARP DIVERSIFIED
     INCOME WITH GROWTH
          PORTFOLIO
   As of September 30, 1998

 Stock Holdings          23%
 Bond Holdings           61%
 Cash Equivalents        16%
                        ----
                        100%
                        ====

------------------------------

      ASSET ALLOCATION
      AARP DIVERSIFIED
      GROWTH PORTFOLIO
   As of September 30, 1998

 Stock Holdings          62%
 Bond Holdings           35%
 Cash Equivalents         3%
                        ----
                        100%
                        ====

------------------------------

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                                   intentionally
                                    left blank.

                                                                          /4/
          -------------------------------------------------------------------











                                                                     AARP FUNDS'
                                                           INVESTMENT PORTFOLIOS


                       List of investments as of September 30: A detailed breakdown of the investments in each AARP Mutual Fund's portfolio at the close of the reporting period.

                       Principal amount/shares: The face value of a bond or the shares held by an AARP Mutual Fund.

                       Cost: The amount the AARP Mutual Fund actually paid for the listed securities.

                       In addition, the tax-free AARP Funds list the credit ratings (unaudited) for each of their bond holdings. Moody's Investors Service, Inc., Fitch Investors Service, Inc., and Standard & Poor's Corporation -- three independent rating services -- have developed credit rating systems that are designed to indicate a bond issuer's ability to meet its obligations. For example, bonds with the lowest risk of default receive a rating of "AAA," while bonds involving greater risk receive progressively lower ratings. Bonds rated "BBB" or better are considered investment grade ("AAA" ratings are assigned only to bonds with the highest credit quality). The Portfolios also show the coupon rates and maturity dates of the AARP Funds' bond holdings. The coupon rate is the interest rate on a debt security the bond issuer promises to pay to the bond holder until maturity. The maturity date is the date on which a bond issuer is scheduled to repay the principal to the bond holder.

                       Market value: The current value of the securities held in a Fund's portfolio.

                                     This page
                                   intentionally
                                    left blank.

AARP HIGH QUALITY MONEY FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 0.4%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 9/30/1998 at 5.45% to be repurchased at $2,479,375 on 10/1/1998, collateralized by a
   $2,505,000 U.S. Treasury Note, 3.625%, 7/15/2002 (Cost $2,479,000) ...................        2,479,000          2,479,000
                                                                                                                 ------------
COMMERCIAL PAPER 62.5%
-----------------------------------------------------------------------------------------------------------------------------

Apex Funding Corp., 5.65%, 10/26/1998 ...................................................       23,000,000         22,908,805
AES Shady Point Inc., 5.72%, 10/14/1998 .................................................       10,000,000          9,978,650
Banner Receivables, 5.7%, 10/14/1998 ....................................................       20,000,000         19,958,833
Broadway Capital Corp., 5.7%, 10/30/1998 ................................................       24,000,000         23,890,798
Centric Capital Corp., 5.1%, 3/22/1999 ..................................................       15,000,000         14,639,583
Coca-Cola Enterprises, 5.51%, 11/12/1998 ................................................       25,000,000         24,839,643
Countrywide Home Loans, Inc., 5.48%, 11/19/1998 .........................................       28,000,000         27,791,151
Deutsche Bank Financial Corp., 5.51%, 10/23/1998 ........................................       25,000,000         24,912,313
Ford Motor Credit Corp., 5.53%, 10/2/1998 ...............................................       24,000,000         23,996,313
GTE Corp., 5.6%, 10/8/1998 ..............................................................       23,000,000         22,974,956
Gotham Funding Corp., 5.67%, 10/13/1998 .................................................       24,000,000         23,954,640
JP Morgan, 5.28%, 10/15/1998 ............................................................       15,000,000         14,965,688
Lehman Brothers Holding Corp., 5.53%, 11/16/1998 ........................................       20,000,000         19,860,305
PACCAR Financial Corp., 5.54%, 10/20/1998 ...............................................       27,000,000         26,921,055
Private Export Funding Corp., 5.45%, 11/9/1998 ..........................................       22,000,000         21,870,108
Prudential Funding Corp., 5.15%, 1/15/1999 ..............................................       25,000,000         24,628,472
Societe Generale N.A., 5.13%, 1/7/1999 ..................................................       15,000,000         14,793,750
                                                                                                                 ------------
Total Commercial Paper (Cost $362,874,874) ..............................................                         362,885,063
                                                                                                                 ------------
CERTIFICATES OF DEPOSIT 11.2%
-----------------------------------------------------------------------------------------------------------------------------

Bankers Trust Co., 5.6%, 4/30/1999* .....................................................       20,000,000         19,925,800
Royal Bank of Canada, 5.55%, 7/6/1999* ..................................................       20,000,000         19,989,641
Toronto-Dominion Bank, 5.495%, 8/13/1999* ...............................................       25,000,000         24,982,880
                                                                                                                 ------------
Total Certificates of Deposit (Cost $64,967,830) ........................................                          64,898,321
                                                                                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 9.0%
-----------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 4.62%, 7/14/1999* ................................       17,000,000         16,993,030
Federal National Mortgage Association, 4.62%, 7/26/1999* ................................       20,000,000         19,984,600
Student Loan Marketing Association, 4.543%, 7/12/1999* ..................................       15,500,000         15,414,750
                                                                                                                 ------------
Total U.S. Government Agency Obligations (Cost $52,445,557) .............................                          52,392,380
                                                                                                                 ------------
SHORT-TERM AND MEDIUM-TERM NOTES 16.4%
-----------------------------------------------------------------------------------------------------------------------------

General Electric Capital Corp., 5.544%, 9/9/1999* .......................................       10,000,000          9,999,000
Goldman Sachs & Co., 5.438%, 3/26/1999* .................................................       20,000,000         20,008,200
Northern Trust Corp., 5.515%, 9/8/1999* .................................................       25,000,000         24,985,000


    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY MONEY FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., 5.574%, 10/21/1999* ................................................       20,500,000         20,483,600
Sigma Finance Corp., 5.63%, 4/27/1999* ..................................................       20,000,000         20,000,000
                                                                                                                 ------------
Total Short-Term and Medium-Term Notes (Cost $95,485,946) ...............................                          95,475,800
                                                                                                                 ------------

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $578,253,207) (a) ......................................          99.5           578,130,564
Other Assets and Liabilities, Net .......................................................           0.5             2,609,682
                                                                                                 ------          ------------
Net Assets ..............................................................................         100.0           580,740,246
                                                                                                 ======          ============

   * Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of September 30, 1998.

  (a) At September 30, 1998, the net unrealized depreciation on investments based on cost for federal income tax purposes of $578,253,207 was as follows:

      Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value
        over tax cost ..........................................  $     66,096

      Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value .............................................      (188,739)
                                                                  ------------
      Net unrealized depreciation ..............................  $   (122,643)
                                                                  ============
--------------------------------------------------------------------------------
      At September 30, 1998, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $129,347, of which $71,958 expires September 30, 2004, and $57,389 expires September 30, 2005.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.


    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

MUNICIPAL INVESTMENTS 98.9%
-----------------------------------------------------------------------------------------------------------------------------
Alaska

Alaska Housing Finance Corp., General Mortgage Revenue,
   Series 1991-A, Weekly Demand Note, 3.6%, 6/1/2026* ..........................    3,000,000        A1+            3,000,000
Valdez, AK, Marine Terminal, ARCO Transportation, Series 1994A, Tax
   Exempt Commercial Paper, 3.6%, 10/15/1998 ...................................    2,500,000        MIG1           2,500,000

Arizona
Apache County, AZ, Industrial Development Authority, Tucson Electric
   Power Co., 1983 Series C, Weekly Demand Note, 3.6%, 12/15/2018* .............    1,000,000        A1+            1,000,000
Pima County, AZ, Industrial Development Authority, Tucson Electric
   Power Co., Series 1982, Weekly Demand Note, 3.6%, 10/1/2022* ................    3,900,000        A1+            3,900,000
Pinal County, AZ, Pollution Control Revenue, Magma Copper, Weekly
   Demand Note, 3.55%, 12/1/2011* ..............................................    1,900,000        A1             1,900,000
Salt River, AZ, Agricultural Improvement & Power District, Tax Exempt
   Commercial Paper, 3.55%, 11/13/1998 .........................................    2,000,000        A1+            2,000,000

Colorado
Smith Creek, CO, Metropolitan District, Eagle County, Weekly Demand
   Note, 3.95%, 10/1/2035* .....................................................    1,500,000        A1+            1,500,000
District of Columbia
District of Columbia, General Obligation, Refunding Bonds, Series A-2,
   Daily Demand Note, 4.2%, 10/1/2007* .........................................    2,200,000        A1+            2,200,000

Florida
Dade County, FL, Industrial Development Authority Revenue, Dolphins
   Stadium Project:
      Series C, Weekly Demand Note, 3.5%, 1/1/2016* ............................    1,000,000        A1+            1,000,000
      Series D, Weekly Demand Note, 3.5%, 1/1/2016* ............................    1,300,000        A1+            1,300,000
Jacksonville, FL, Electric System, Tax Exempt Commercial Paper, 3.5%,
   11/12/1998 ..................................................................    2,000,000        A1+            2,000,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian
   Retirement Communities, Weekly Demand Note, 4.05%, 11/1/2028* ...............    1,000,000        F1+            1,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric
   Cooperative Finance Corp., 1984 Series H-1, Weekly Demand Note,
   3.65%, 3/15/2014* ...........................................................    4,050,000        A1+            4,050,000
Sunshine State Governmental Financing Commission, FL, Tax Exempt
   Commercial Paper:
      3.5%, 11/12/1998 .........................................................    2,500,000        MIG1           2,500,000
      3.55%, 11/10/1998 ........................................................    1,500,000        MIG1           1,500,000

Georgia
Burke County, GA, Development Authority, Pollution Control, Georgia
   Power, Series 1995-2, Daily Demand Note, 4.15%, 4/1/2025* ...................      400,000        A1               400,000
Gainsville, GA, Redevelopment Authority, Riverside Military Academy,
   4.0%, 1/1/2023* .............................................................    1,000,000        A1+            1,000,000

Illinois
Chicago-O'Hare International Airport, Daily Demand Bond, 4.2%,
   12/1/2017* ..................................................................    2,700,000        P1             2,700,000


    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority, Rush Presbyterian Hospital, Tax
   Exempt Commercial Paper, 3.6%, 10/15/1998 ...................................    2,500,000        A1+            2,500,000
Illinois Health Facilities Authority, Victory Memorial Hospital, Tax
   Exempt Commercial Paper, Series B, 3.5%, 1/11/1999 ..........................    1,000,000        A1+            1,000,000

Iowa
West Des Moines, IA, Commercial Development Revenue, Greyhound
   Lines, Weekly Demand Note, 3.65%, 12/1/2014* ................................    3,400,000        A1+            3,400,000

Kentucky
Danville, KY, Multi-City Lease Revenue, Tax Exempt Commercial Paper,
   3.7%, 10/14/1998 ............................................................    1,000,000        A1             1,000,000
Kentucky Economic Development Finance Authority, Hospital Facilities
   Revenue, Health Alliance, Series C, Weekly Demand Bond, 3.55%,
   1/1/2022* (c) ...............................................................    2,000,000        MIG1           2,000,000
Pendleton County, KY, Multi-County Lease Revenue, Tax Exempt
   Commercial Paper, 3.65%, 11/10/1998 .........................................    1,015,000        A1+            1,015,000

Louisiana
Louisiana Offshore Terminal Authority, Deepwater Port Revenue,
   Series 1992, Daily Demand Note, 3.9%, 9/1/2008* .............................    1,300,000        MIG1           1,300,000
Louisiana Public Finance Authority, SCH Health Care System,
   Series 1997D, Tax Exempt Commercial Paper, 3.55%, 11/12/1998 ................    2,100,000        A1+            2,100,000

Maryland
Anne Arundel County, MD, Baltimore Gas & Electric, Tax Exempt
   Commercial Paper, 3.6%, 11/9/1998 ...........................................    1,300,000        MIG1           1,300,000
Maryland Health & Educational Facilities Authority, Weekly Demand
   Note, 3.5%, 4/1/2035* .......................................................    3,000,000        MIG1           3,000,000

Michigan
University of Michigan, Hospital Revenue, Series 1995A, Daily Demand
   Bond, 4.0%, 12/1/2027* ......................................................    2,300,000        MIG1           2,300,000

Minnesota
Cottage Grove, MN, Environmental Control Revenue, Minnesota Mining
   and Manufacturing, Series 1982, Weekly Demand Note, 4.212%,
   8/1/2012* ...................................................................      300,000        A1+              300,000

Missouri
Independence, MO, Water Utility Revenue, Tax Exempt
   Commercial Paper:
      3.55%, 11/9/1998 .........................................................    1,000,000        MIG1           1,000,000
      3.55%, 11/13/1998 ........................................................    1,500,000        MIG1           1,500,000

Nevada
Clark County, NV, Airport System, McCarran International Airport,
   Series A, Weekly Demand Note, 3.5%, 7/1/2012* (c) ...........................    3,000,000        A1+            3,000,000

New Hampshire
New Hampshire Business Finance Authority, Pollution Control Revenue,
   Connecticut Light & Power, Weekly Demand Note, 3.55%,
   12/1/2022* ..................................................................    1,700,000        A1+            1,700,000

New Mexico
Albuquerque, NM, Gross Receipts/Lodgers Tax, Series 1991, Weekly
   Demand Note, 3.55%, 7/1/2022* ...............................................    2,000,000        A1+            2,000,000


    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
New York
New York City, NY, General Obligation, Daily Demand Note, 4.25%,
   8/1/2017* ...................................................................      400,000        A1+              400,000
New York City, NY, Municipal Water Finance Authority, Series A, Daily
   Demand Note, 4.15%, 6/15/2025* (c) ..........................................      500,000        MIG1             500,000

Pennsylvania
Lehigh County, PA, General Purpose Authority, Hospital Revenue,
   Lehigh Valley Hospital, Series A, Daily Demand Note, 3.95%,
   7/1/2028* ...................................................................    1,500,000        MIG1           1,500,000
Pennsylvania Higher Education Facilities Authority, University of
   Pennsylvania Health Services, Series B, Weekly Demand Note,
   3.65%, 1/1/2026* ............................................................    2,000,000        A1+            2,000,000
Schuylkill County, PA, Industrial Development Authority, Gilberton
   Power Project, Weekly Demand Note, 3.55%, 12/1/2002* ........................    1,800,000        A1+            1,800,000

South Carolina
South Carolina Public Service Authority, Tax Exempt Commercial Paper,
   3.6%, 10/15/1998 ............................................................    1,000,000        A1+            1,000,000

Tennessee
Clarksville, TN, Public Building Authority, Pooled Financing, Weekly
   Demand Note, 4.0%, 6/1/2024* ................................................    2,000,000        A1+            2,000,000
Franklin, TN, Industrial Development Revenue, Franklin Oaks
   Apartments, Weekly Demand Note, Series 1985, 4.0%, 12/15/2021* ..............    3,000,000        A1+            3,000,000

Texas
Harris County, TX, Health Facilities Authority, St. Lukes Hospital, Daily
   Demand Note, 4.1%, 2/15/2027* ...............................................    2,300,000        A1+            2,300,000
Harris County, TX, Toll Road, Series 1994G, Weekly Demand Note,
   3.6%, 8/1/2020* .............................................................    1,000,000        A1+            1,000,000
San Antonio, TX, Water Revenue, Tax Exempt Commercial Paper, 3.6%,
   11/10/1998 ..................................................................    1,100,000        A1             1,100,000
State of Texas, General Obligation, Veterans Housing Assistance
   Refunding Bonds, Series 1995, Weekly Demand Note, 3.5%,
   12/1/2016* ..................................................................    1,500,000        A1+            1,500,000
Texas A&M University, Higher Education, Series B, Tax Exempt
   Commercial Paper, 3.6%, 11/9/1998 ...........................................    2,000,000        A1+            2,000,000
Texas Municipal Power Agency, Tax Exempt Commercial Paper, 3.6%,
   10/22/1998 ..................................................................    1,900,000        A1             1,900,000

Vermont
Vermont Educational & Health Buildings Financing Agency, Capital
   Asset Financing, Series 2005-A, Weekly Demand Note, 3.95%,
   8/1/2005* ...................................................................    2,800,000        MIG1           2,800,000

Washington
Seattle, WA, Municipal Light & Power, Series 1993, Weekly Demand
   Note, 3.5%, 11/1/2018* ......................................................    1,900,000        A1+            1,900,000

Wisconsin
Wisconsin State Health Care Facilities Authority Revenue, Franciscan
   Memorial Hospital, Series-1, Weekly Demand Note, 3.5%,
   1/1/2016* ...................................................................    2,000,000        A1+            2,000,000


    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Wyoming
Sweetwater County, WY, Pollution Control Revenue Refunding,
   Pacificorp Project, 1990 Series A, Weekly Demand Note, 3.65%,
   7/1/2015* ...................................................................    2,000,000        MIG1           2,000,000
                                                                                                                 ------------
Total Municipal Investments (Cost $96,565,000) .................................                                   96,565,000
                                                                                                                 ============

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $96,565,000) (a) ..............................                   98.9            96,565,000
Other Assets and Liabilities, Net ..............................................                    1.1             1,031,234
                                                                                                 ------          ------------
Net Assets .....................................................................                  100.0            97,596,234
                                                                                                 ======          ============

  * Floating rate and monthly, weekly, or daily demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

(a) At September 30, 1998, the cost for federal income tax purposes was $96,565,000.

(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder Kemper have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, FGIC, FSA, BIG, or MBIA.
--------------------------------------------------------------------------------
    At September 30, 1998, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $758,220, of which $19,559 expires September 30, 1999, $323,801 expires September 30, 2000, $401 expires September 30, 2001, $89,046 expires September 30, 2003, $5,140 expires September 30, 2004, $217,594 expires September 30, 2005, and $102,679 expires September 30, 2006. In addition, from November 1, 1997 through September 30, 1998, the Fund incurred approximately $222 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 1999.
--------------------------------------------------------------------------------
    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.


    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY SHORT TERM BOND FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 3.9%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/1998 at 5.4% to be repurchased at $17,479,622 on 10/1/1998, collateralized by a
   $16,781,000 U.S. Treasury Note, 6.375%, 5/15/2000 (Cost $17,477,000) .................       17,477,000         17,477,000
                                                                                                                -------------
SHORT-TERM INVESTMENT 5.6%
-----------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., Zero Coupon, 10/1/1998
   (Cost $25,000,000) ...................................................................       25,000,000         25,000,000
                                                                                                                -------------
U.S. TREASURY OBLIGATIONS 5.5%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 6.375%, 5/15/2000 ...................................................       20,000,000         20,584,400
U.S. Treasury Note, 5.5%, 5/31/2003 .....................................................        4,000,000          4,196,240
                                                                                                                -------------
Total U.S. Treasury Obligations (Cost $24,592,500) ......................................                          24,780,640
                                                                                                                -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 1.3%
-----------------------------------------------------------------------------------------------------------------------------

8.0% with various maturities to 8/15/2012 (Cost $5,911,008) .............................        5,697,357          5,894,087
                                                                                                                -------------
U.S. GOVERNMENT AGENCY PASS-THRUS* 8.1%
-----------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Bank, 5.53%, 2/3/2000 .................................................       20,000,000         20,200,000
Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 ......................................       10,000,000         10,437,500
Federal Home Loan Mortgage Corp., 8.0%, 4/1/2008 ........................................        5,611,669          5,741,803
                                                                                                                -------------
Total U.S. Government Agency Pass-Thrus (Cost $35,958,745) ..............................                          36,379,303
                                                                                                                -------------
U.S. GOVERNMENT BACKED MORTGAGES* 4.7%
-----------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 6.0%, REMIC, 11/25/2008 ..........................        6,602,831          6,701,873
Federal National Mortgage Association, 8.5%, 11/1/2009 ..................................        4,924,662          5,110,962
Federal National Mortgage Association, 8.0% with various maturities to
   12/1/2009 ............................................................................        8,797,557          9,034,915
                                                                                                                -------------
Total U.S. Government Backed Mortgages (Cost $20,758,340) ...............................                          20,847,750
                                                                                                                -------------
ASSET BACKED 20.6%
-----------------------------------------------------------------------------------------------------------------------------

Automobile Receivables 1.9%
Ford Credit Automobile Trust, Series 1996-B A3, 6.1%, 3/15/2000 .........................        8,384,205          8,397,285
                                                                                                                -------------
Credit Card Receivables 3.7%
Advanta Corp., Series 1997-1 A4, 7.65%, 5/25/2027 .......................................        5,000,000          5,237,500
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 .........................................        6,000,000          6,198,750
Proffitt's, Inc., Credit Card Master Trust, 6.0%, 9/15/2004 .............................        5,000,000          5,103,125
                                                                                                                -------------
                                                                                                                   16,539,375
                                                                                                                -------------
Equipment Lease Receivables 2.1%
PBG Equipment Trust, 6.27%, 1/20/2012 ...................................................        9,006,752          9,205,886
                                                                                                                -------------


    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY SHORT TERM BOND FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Home Equity Loans 5.7%
Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/2028 ..............       10,000,000         10,362,500
First Plus, Series 1998-1 A4, 6.2%, 3/10/2015 ...........................................       10,000,000         10,146,875
The Money Store Inc., Home Equity, Series 1997-A A6, 7.21%, 10/15/2021 ..................        5,000,000          5,056,250
                                                                                                                -------------
                                                                                                                   25,565,625
                                                                                                                -------------
Manufactured Housing Receivables 7.2%
Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/2028 ................        3,750,000          3,616,406
Green Tree Financial Corp., Series 1995-6 B1, 7.7%, 9/15/2026 ...........................        4,500,000          4,498,560
Green Tree Financial Corp., Series 1995-10 B1, 7.05%, 2/15/2027 .........................        3,730,000          3,732,186
Green Tree Financial Corp., Series 1997-1 B1, 7.23%, 3/15/2028 ..........................        4,000,000          4,027,031
Green Tree Financial Corp., Series 1997-1 B2, 7.76%, 3/15/2028 ..........................        2,600,000          2,627,930
Green Tree Financial Corp., Series 1997-2 B2, 8.05%, 6/15/2028 ..........................        1,500,000          1,552,441
Green Tree Financial Corp., Series 1996-10 B2, 7.74%, 11/15/2028 ........................        8,000,000          7,524,960
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/2011 .............        4,500,000          4,588,560
                                                                                                                -------------
                                                                                                                   32,168,074
                                                                                                                -------------
Total Asset Backed (Cost $91,032,128) ...................................................                          91,876,245
                                                                                                                -------------
CORPORATE BONDS 54.2%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.8%
Wal-Mart Stores Inc., 5.85%, 6/1/2000 ...................................................        8,000,000          8,104,000
                                                                                                                -------------
Consumer Staples 4.7%
Bass America Inc., 6.625%, 3/1/2003 .....................................................       10,000,000         10,422,300
Sony Corp., 6.125%, 3/4/2003 ............................................................       10,500,000         10,800,090
                                                                                                                -------------
                                                                                                                   21,222,390
                                                                                                                -------------
Health 0.9%
Columbia/HCA Healthcare Corp., 6.41%, 6/15/2000 .........................................        4,000,000          3,967,720
                                                                                                                -------------
Communications 1.4%
WorldCom, Inc., 6.125%, 8/15/2001 .......................................................        6,000,000          6,138,420
                                                                                                                -------------
Financial 28.1%
American Express Credit Corp., Senior Note, 6.125%, 11/15/2001 ..........................        5,000,000          5,135,000
Associates Corp. of North America, 5.85%, 1/15/2001 .....................................        5,000,000          5,072,800
Associates Corp. of North America, 6.625%, 5/15/2001 ....................................       15,000,000         15,520,650
Bank One Milwaukee N.A., 6.625%, 4/15/2003 ..............................................        5,000,000          5,235,100
CIT Group Holdings Inc., 6.375%, 8/1/2002 ...............................................        5,940,000          6,158,354
Citicorp, 8.03%, 2/15/2000 ..............................................................       10,000,000         10,368,400
Comdisco, Inc. 6.13%, 8/1/2001 ..........................................................        9,000,000          9,182,430
Continental Bank N.A., 7.875%, 2/1/2003 .................................................       12,000,000         13,052,040
EOP Operating L.P., 6.375%, 2/15/2003 ...................................................        6,000,000          5,996,280
First USA Bank, 5.85%, 2/22/2001 ........................................................       10,000,000         10,164,900
General Electric Capital Corp., 6.02%, 5/4/2001 .........................................        6,000,000          6,006,000
Home Savings of America, 6.0%, 11/1/2000 ................................................        4,000,000          4,047,040
Norwest Financial Inc., 6.375%, 9/15/2002 ...............................................       10,000,000         10,426,500
Pitney Bowes Credit Corp., 5.65%, 1/15/2003 .............................................        9,000,000          9,205,560
Simon Property Group, Inc., 6.625%, 6/15/2003 ...........................................       10,000,000         10,079,100
                                                                                                                -------------
                                                                                                                  125,650,154
                                                                                                                -------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Media 3.5%
Cox Communications, Inc., 6.375%, 6/15/2000 .............................................        5,000,000          5,088,400
Tele-Communications Inc., 6.375%, 9/15/1999 .............................................       10,500,000         10,585,050
                                                                                                                -------------
                                                                                                                   15,673,450
                                                                                                                -------------
Service Industries 1.1%
USA Waste Services, Inc., 6.125%, 7/15/2001 .............................................        5,000,000          5,081,250
                                                                                                                -------------
Durables 1.2%
Ford Motor Credit Co., 6.125%, 4/28/2003 ................................................        5,000,000          5,177,750
                                                                                                                -------------
Manufacturing 1.2%
Champion International Corp., 9.875%, 6/1/2000 ..........................................        5,000,000          5,333,600
                                                                                                                -------------
Technology 2.0%
Raytheon Co., 6.45%, 8/15/2002 ..........................................................        9,000,000          9,361,620
                                                                                                                -------------
Energy 4.1%
Amoco Canada Petroleum Co., 7.25%, 12/1/2002 ............................................        6,000,000          6,485,220
Anadarko Petroleum Corp., 6.75%, 3/15/2003 ..............................................        1,500,000          1,564,665
Enron Corp., 6.45%, 11/15/2001 ..........................................................       10,000,000         10,231,200
                                                                                                                -------------
                                                                                                                   18,281,085
                                                                                                                -------------
Construction 3.3%
Housing Securities International, 6.625%, 1/25/2009 .....................................       14,256,000         14,861,880
                                                                                                                -------------
Utilities 0.9%
Detroit Edison Co., 5.93%, 2/1/2001 .....................................................        4,000,000          4,070,880
                                                                                                                -------------
Total Corporate Bonds (Cost $238,343,068) ...............................................                         242,924,199
                                                                                                                -------------

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $459,072,789) (a) ......................................         103.9           465,179,224
Other Assets and Liabilities, Net .......................................................          (3.9)          (17,504,590)
                                                                                                 ------         -------------
Net Assets ..............................................................................         100.0           447,674,634
                                                                                                 ======         =============
-----------------------------------------------------------------------------------------------------------------------------

     * Effective maturities will be shorter due to prepayments.

   (a) At September 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $459,072,789 was as follows:

       Aggregate gross unrealized appreciation for all
         investments in which there is an excess of value
         over tax cost .........................................  $  7,041,279

       Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax cost
         over value ............................................      (934,844)
                                                                  ------------
       Net unrealized appreciation .............................  $  6,106,435
                                                                  ============


   The accompanying notes are an integral part of the financial statements

AARP High Quality Short Term Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The aggregate face value of futures contracts opened and closed during the year ended September 30, 1998 was $1,547,986,089.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the year ended September 30, 1998 aggregated $372,420,868 and $311,464,842, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $206,697,345 and $276,354,082, respectively.
--------------------------------------------------------------------------------
      At September 30, 1998, and to the extent provided in regulations, the Fund had a capital loss carryforward of approximately $1,181,657, all of which expires September 30, 2005.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.


   The accompanying notes are an integral part of the financial statements

AARP GNMA AND U.S. TREASURY FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 2.7%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/1998 at
   5.4% to be repurchased at $126,303,943 on 10/1/1998, collateralized by a
   $20,500,000 U.S. Treasury Note, 6.375%, 5/15/1999, a $50,000,000 U.S.
   Treasury Note, 6.375%, 5/15/2000, and a $49,892,000 U.S. Treasury Note,
   6.25%, 10/31/2000 (Cost $126,285,000) ................................................      126,285,000        126,285,000
                                                                                                                -------------
U.S. TREASURY OBLIGATIONS 7.1%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 5.875%, 11/15/2005 ..................................................       75,000,000         81,738,000
U.S. Treasury Note, 6.125%, 8/15/2007 ...................................................       25,000,000         27,984,250
U.S. Treasury Bond, 6.125%, 11/15/2027 ..................................................       24,500,000         28,243,845
U.S. Treasury Bond, 6.25%, 8/15/2023 ....................................................      164,200,000        187,931,826
                                                                                                                -------------
Total U.S. Treasury Obligations (Cost $318,154,248) .....................................                         325,897,921
                                                                                                                -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 91.9%
-----------------------------------------------------------------------------------------------------------------------------

6.0%, 9/15/2027 (b) .....................................................................       56,000,000         56,244,720
6.5% with various maturities to 9/15/2028 (b) (c) .......................................      787,402,552        805,518,850
7.0% with various maturities to 9/15/2028 (b) (c) .......................................    1,331,264,760      1,374,088,498
7.5% with various maturities to 9/15/2028 (b) (c) .......................................      885,176,043        918,109,895
8.0% with various maturities to 10/15/2027 (c) ..........................................      631,945,878        660,157,408
8.5% with various maturities to 9/15/2022 ...............................................      115,113,307        121,960,148
9.0% with various maturities to 4/20/2025 ...............................................      211,603,866        227,348,866
9.5% with various maturities to 12/15/2021 ..............................................        9,074,580          9,800,455
10.0% with various maturities to 3/15/2025 ..............................................       19,875,937         21,616,466
10.25%, 12/15/1998 ......................................................................            1,334              1,360
10.5% with various maturities to 1/20/2021 ..............................................       10,062,558         11,000,467
11.5% with various maturities to 2/15/2016 ..............................................        2,285,297          2,573,319
12.0% with various maturities to 7/15/2015 ..............................................        4,894,139          5,586,383
12.5% with various maturities to 8/15/2015 ..............................................        3,679,519          4,245,153
13.0% with various maturities to 7/15/2015 ..............................................          484,001            563,430
13.5% with various maturities to 10/15/2014 .............................................          506,122            598,105
14.0% with various maturities to 12/15/2014 .............................................          227,921            268,563
14.5%, 10/15/2014 .......................................................................           93,203            110,998
15.0% with various maturities to 10/15/2012 .............................................          179,368            215,618
16.0%, 2/15/2012 ........................................................................          107,406            127,586
                                                                                                                -------------
Total Government National Mortgage Association (Cost $4,142,341,720) ....................                       4,220,136,288
                                                                                                                -------------

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $4,586,780,968) (a) ....................................         101.7         4,672,319,209
Other Assets and Liabilities, Net .......................................................          (1.7)          (79,262,239)
                                                                                                 ------         -------------
Net Assets ..............................................................................         100.0         4,593,056,970
                                                                                                 ======         =============
-----------------------------------------------------------------------------------------------------------------------------


  The accompanying notes are an integral part of the financial statements

AARP GNMA AND U.S. TREASURY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  * Effective maturities will be shorter due to prepayments.

(a) At September 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,586,920,915 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost ........................................   $ 85,783,726

    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value ...........................................       (385,432)
                                                               ------------
    Net unrealized appreciation ............................   $ 85,398,294
                                                               ============
(b) When issued or forward delivery pools included.

(c) At September 30, 1998, these pools, in part or in whole, have been segregated to cover when issued or forward delivery pools.
--------------------------------------------------------------------------------
    Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the year ended September 30, 1998 aggregated $4,940,829,628 and $4,399,582,060, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $2,214,826,896 and $2,845,384,933, respectively.
--------------------------------------------------------------------------------
    At September 30, 1998, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $246,961,294, all of which expire September 30, 2003.
--------------------------------------------------------------------------------
    The aggregate face value of futures contracts opened and closed during the year ended September 30, 1998 was $2,300,931,687.
--------------------------------------------------------------------------------
    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.


   The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Short-term Municipal Investments 0.4%
-----------------------------------------------------------------------------------------------------------------------------

New York
Long Island, NY, Power Authority, Series 6, Daily Demand Note,
   4.1%, 5/1/2033* .............................................................    3,000,000        AA2            3,000,000
New York, NY, General Obligation, Daily Demand Note, 4.25%,
   8/15/2020* ..................................................................    2,000,000        AA2            2,000,000

Texas
North Central Texas Health Facilities Development Corp., Presbyterian
   Medical Center, 1995 Series D, Daily Demand Note, 4.1%, 12/1/2015* ..........    1,700,000        AAA            1,700,000
                                                                                                               --------------
Total Short-Term Municipal Investments (Cost $6,700,000) .......................                                    6,700,000
                                                                                                               --------------
Long-term Municipal Investments 98.8%
-----------------------------------------------------------------------------------------------------------------------------

Alaska
Alaska Housing Finance Corp., Veteran's Mortgage Project, 8.1%,
   9/1/2020 ....................................................................      800,000        AAA              803,080
Anchorage, AK, Electric Utility Revenue, 6.5%, 12/1/2007 (c) ...................    2,620,000        AAA            3,096,395
North Slope Borough, AK, General Obligation:
   Series 1997A, Zero Coupon, 6/30/2008 (c) ....................................    7,000,000        AAA            4,614,470
   Series B, Zero Coupon, 1/1/2003 (c) .........................................   16,000,000        AAA           13,514,240
North Slope Borough, AK, General Obligation, Capital Appreciation:
   Series A, Zero Coupon, 6/30/2006 (c) ........................................    4,000,000        AAA            2,905,040
   Series B, Zero Coupon, 6/30/2005 (c) ........................................   25,600,000        AAA           19,452,672
   Series B, Zero Coupon, 6/30/2004 (c) ........................................   15,500,000        AAA           12,301,575

Arizona
Arizona Municipal Finance Program, Certificate of Participation,
   Series 25, 7.875%, 8/1/2014 (c) .............................................    3,500,000        AAA            4,788,945
Maricopa County, AZ, School District #28, Kyrene Elementary, Series B,
   Zero Coupon, 1/1/2004 (c) ...................................................    4,000,000        AAA            3,252,040
Maricopa County, AZ, School District #6, Washington Elementary,
   Series B, 4.1%, 7/1/2013 (c) ................................................    2,950,000        AAA            2,793,090
Maricopa County, AZ, Unified School District #41, Gilbert School, Zero
   Coupon, 1/1/2005 (c) ........................................................    5,280,000        AAA            4,106,626

California
Alameda County, CA, Certificate of Participation, Santa Rita Jail Project,
   5.375%, 6/1/2009 (c) (d) ....................................................    8,995,000        AAA            9,912,130
Banning, CA, Wastewater, Certificate of Participation, 8.0%,
   1/1/2019 (c) ................................................................    2,040,000        AAA            2,750,508
Big Bear Lake, CA, Series 1996, 6.0%, 4/1/2011 (c) .............................    3,800,000        AAA            4,447,900
California Housing Finance Agency:
   5.3%, 8/1/2014 (c) ..........................................................    2,735,000        AAA            2,836,469
   5.7%, 8/1/2016 (c) ..........................................................    2,995,000        AAA            3,175,209
California State Public Works Board, Lease Revenue, Series A, 6.3%,
   12/1/2006 (c) (d) ...........................................................    8,095,000        AAA            9,516,806
Los Angeles County, CA, Capital Asset Leasing, 6.0%, 12/1/2006 (c) .............    9,000,000        AAA           10,317,600


   The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles County, CA, Public Works Authority, Series 1996B, 5.25%,
   9/1/2011 (c) ................................................................    3,000,000        AAA            3,255,540
Los Angeles County, CA, Public Works Finance Authority, Lease
   Revenue, Multiple Projects IV, 4.75%, 12/1/2010 (c) .........................   11,140,000        AAA           11,515,307
Madera County, CA, Certificates of Participation, Valley Childrens
   Hospital, 6.5%, 3/15/2010 (c) ...............................................    2,840,000        AAA            3,440,745
Oakland, CA, Redevelopment Agency, Tax Allocation, 6.0%, 2/1/2007 (c) ..........    2,000,000        AAA            2,308,640
San Diego County, CA, Water Authority Revenue, Certificate of
   Participation, 5.632%, 4/25/2007 (c) ........................................    6,300,000        AAA            7,037,667
San Diego, CA, Water Utility Funding Network System Revenue, 5.375%,
   8/1/2014 (c) ................................................................    3,000,000        AAA            3,235,890
San Diego, CA, Water Authority, Certificate of Participation, 5.681%,
   4/22/2009 (c) ...............................................................    4,500,000        AAA            5,063,085
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue
   Refunding, 6.75%, 7/1/2010 (c) ..............................................    2,000,000        AAA            2,477,520
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
   Revenue, Capital Appreciation, Refunding, Series 1997A, Zero
   Coupon, 1/15/2012 (c) .......................................................    3,000,000        AAA            1,630,560
San Joaquin, CA, Certificate of Participation, County Public Facilities
   Project, 5.5%, 11/15/2013 (c) ...............................................    2,000,000        AAA            2,236,320
Sweetwater Authority, CA, Water Revenue, 5.25%, 4/1/2010 (c) ...................   10,000,000        AAA           10,988,400
Three Valleys, CA, Municipal Water District, Certificates of Participation,
   5.0%, 11/1/2014 (c) .........................................................    3,000,000        AAA            3,088,200
Whittier, CA, Presbyterian Intercommunity Hospital, Health Facilities
   Revenue, 6.25%, 6/1/2008 (c) ................................................    1,780,000        AAA            2,084,398

Colorado
Castle Rock Ranch, CO, Public Facilities Revenue:
   6.3%, 12/1/2007 .............................................................    3,115,000        AA             3,584,804
   6.4%, 12/1/2008 .............................................................    3,310,000        AA             3,853,734
   6.375%, 12/1/2011 ...........................................................    2,000,000        AA             2,362,840
Mesa County, CO, Residual Revenue, Single Family Housing,
   Series 1992, Zero Coupon, ETM, 12/1/2011 (c)** ..............................    6,435,000        AAA            3,572,004

Connecticut
Connecticut Resource Recovery Authority:
   Series 1996, 6.25%, 11/15/2005 (c) ..........................................    2,000,000        AAA            2,288,480
   Series 1996A, 6.25%, 11/15/2006 (c) .........................................    4,525,000        AAA            5,235,289
Connecticut State Health Facility Authority, Series 1992B, 6.15%,
   11/15/2004 ..................................................................    5,000,000        AA2            5,317,650

District of Columbia
District of Columbia, General Obligation:
   Prerefunded 8/1/1999 at 100, 6.5%, 6/1/2010 (c)*** ..........................      110,000        AAA              132,128
   Series B, 5.4%, 6/1/2006 (c) (d) ............................................   18,905,000        AAA           20,378,267
   Series B, 5.5%, 6/1/2007 (c) (d) ............................................   25,000,000        AAA           27,226,000
   Series B, 5.5%, 6/1/2008 (c) (d) ............................................   21,300,000        AAA           23,250,441
   Series B, 5.5%, 6/1/2009 (c) (d) ............................................   16,150,000        AAA           17,619,973
   Series B, 5.5%, 6/1/2009 (c) ................................................    2,840,000        AAA            3,098,497
   Series B, 5.5%, 6/1/2012 (c) ................................................    1,050,000        AAA            1,149,509
   Series B, Zero Coupon, 6/1/2000 (c) .........................................    3,500,000        AAA            3,287,900
   Series B3, 5.4%, 6/1/2006 (c) ...............................................   10,000,000        AAA           10,779,300


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
District of Columbia, General Obligation, Prerefunded 6/1/2002 at 102,
   Series B, 6.125%, 6/1/2003 (c)*** ...........................................       95,000        AAA              104,182
District of Columbia, General Obligation, Series A, 5.875%, ETM
   6/1/2005 (c)** ..............................................................      350,000        AAA              388,710
District of Columbia, General Obligation, Unrefunded Balance:
   Series A, 5.875%, 6/1/2005 (c) ..............................................    4,400,000        AAA            4,848,712
   Series B, 6.125%, 6/1/2003 (c) ..............................................    3,905,000        AAA            4,255,669
District of Columbia, Unrefunded Balance, 6.25%, 6/1/2010 (c) ..................    2,160,000        AAA            2,557,332
Washington D.C. Convention Center Authority, Dedicated Tax Revenue,
   5.25%, 10/1/2012 (c) ........................................................    4,000,000        AAA            4,218,760

Florida
Florida Municipal Power Agency, Stanton II Project, 4.5%,
   10/1/2016 (c) ...............................................................    4,400,000        AAA            4,288,680
State of Florida Board of Education Capital Outlay:
   5.25%, 1/1/2012 .............................................................    5,000,000        AA2            5,343,100
   5.25%, 6/1/2012 .............................................................    4,500,000        AA2            4,818,690

Georgia
Cobb County, GA, Kennestone Hospital Authority, Series A, 5.625%,
   4/1/2011 (c) ................................................................    2,305,000        AAA            2,583,744
Fulton County, GA, School District, General Obligation, 5.25%,
   1/1/2015 ....................................................................    2,000,000        AA2            2,149,880
Georgia Municipal Electric Authority, Power Revenue, Series Y, 6.4%,
   1/1/2013 (c) ................................................................    3,500,000        AAA            4,173,295
Macon-Bibb County, GA, Hospital Authority, Medical Center of Central
   Georgia, Series C, 5.25%, 8/1/2011 (c) ......................................    3,000,000        AAA            3,263,250

Hawaii
Maui County, HA, 6.0%, 12/15/2005 (c) ..........................................    2,000,000        AAA            2,248,200
State of Hawaii, General Obligation, Series 1992 BZ, 6.0%,
   10/1/2009 (c) ...............................................................    2,000,000        AAA            2,301,260

Illinois
Central Lake County, IL, Joint Action Water Agency, Refunding Revenue,
   Zero Coupon, 5/1/2002 (c) ...................................................    2,245,000        AAA            1,953,240
Chicago, IL, Board of Education, 6.125%, 1/1/2006 (c) ..........................    4,000,000        AAA            4,522,200
Chicago, IL, General Obligation:
   6.25%, 1/1/2011 (c) .........................................................    3,000,000        AAA            3,521,100
   Series A, 5.375%, 1/1/2013 (c) (d) ..........................................   15,410,000        AAA           16,782,260
   Series B, 5.0%, 1/1/2010 (c) (d) ............................................    5,200,000        AAA            5,512,156
   Series B, 5.0%, 1/1/2011 (c) (d) ............................................    1,620,000        AAA            1,711,190
   Series B, 5.125%, 1/1/2015 (c) (d) ..........................................    9,550,000        AAA           10,062,644
Chicago, IL, General Obligation Lease, Board of Education:
   Series 1996, 6.25%, 12/1/2011 (c) ...........................................    1,600,000        AAA            1,893,360
   Series A, 6.25%, 1/1/2010 (c) (d) ...........................................   11,550,000        AAA           13,519,159
   Series A, 6.25%, 1/1/2015 (c) (d) ...........................................   26,000,000        AAA           30,705,740
   Series A, 6.0%, 1/1/2016 (c) (d) ............................................   11,025,000        AAA           12,733,765
   Series A, 6.0%, 1/1/2020 (c) ................................................   36,625,000        AAA           42,544,333
Chicago, IL, O'Hare International Airport, Refunding Revenue:
   Series 1996A, 6.0%, 1/1/2006 (c) ............................................    2,000,000        AAA            2,234,860
   Series C, 5.0%, 1/1/2011 (c) ................................................    6,500,000        AAA            6,840,730


   The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission:
   Board of Education, Series A, Zero Coupon, 1/1/2006 (c) .....................    2,430,000        AAA            1,801,383
   Building Revenue:
      Series A, 5.25%, 12/1/2007 (c) ...........................................    3,500,000        AAA            3,807,650
      Series A, 5.25%, 12/1/2009 (c) (d) .......................................   10,420,000        AAA           11,338,315
      Series A, 5.25%, 12/1/2011 (c) ...........................................    9,705,000        AAA           10,522,258
Chicago, IL, Wastewater Transmission Revenue:
   5.5%, 1/1/2009 (c) (d) ......................................................   11,990,000        AAA           13,224,251
   5.5%, 1/1/2010 (c) ..........................................................    7,220,000        AAA            7,972,396
Cook & Dupage Counties, IL, Housing Development Authority:
   Zero Coupon, 12/1/2007 (c) ..................................................    2,550,000        AAA            1,737,187
   Zero Coupon, 12/1/2008 (c) ..................................................    2,625,000        AAA            1,697,981
   Zero Coupon, 12/1/2009 (c) ..................................................    2,860,000        AAA            1,753,151
Cook County, IL, Community High School District #233, Capital
   Appreciation, Series 1993 B:
      Zero Coupon, 12/1/2008 (c) ...............................................    1,700,000        AAA            1,099,645
      Zero Coupon, 12/1/2009 (c) ...............................................    1,700,000        AAA            1,042,083
      Zero Coupon, 12/1/2010 (c) ...............................................    1,665,000        AAA              965,317
Cook County, IL, General Obligation:
   Zero Coupon, ETM, 11/1/2004 (c)** ...........................................    3,205,000        AAA            2,508,009
   Series C, 6.0%, 11/15/2007 (c) ..............................................    5,000,000        AAA            5,720,950
Decatur, IL, General Obligation:
   Series 1991, Zero Coupon, 10/1/2003 (c) .....................................    1,455,000        AAA            1,192,300
   Series 1991, Zero Coupon, 10/1/2004 (c) .....................................    1,415,000        AAA            1,111,016
Decatur, IL, Public Building Commission, General Obligation, Certificate
   of Participation:
      6.5%, 1/1/2003 (c) .......................................................    1,725,000        AAA            1,900,484
      6.5%, 1/1/2006 (c) .......................................................    1,500,000        AAA            1,730,895
Hoffman Estates, IL, Tax Increment Revenue, Capital Appreciation,
   Junior Lien, Series 1991, Zero Coupon, 5/15/2007 ............................   17,460,000        A2            12,076,733
Illinois Dedicated Tax Revenue, Civic Center Project:
   6.25%, 12/15/2011 (c) .......................................................    3,000,000        AAA            3,551,250
   6.25%, 12/15/2020 (c) .......................................................    6,975,000        AAA            8,271,932
   Series A, 6.5%, 12/15/2007 (c) ..............................................    4,765,000        AAA            5,654,530
   Series A, 6.5%, 12/15/2008 (c) ..............................................    5,255,000        AAA            6,254,448
Illinois Educational Facilities Authority, Loyola University:
   1991 Series A, Zero Coupon, 7/1/2004 (c) ....................................    2,860,000        AAA            2,268,295
   Zero Coupon, 7/1/2005 (c) ...................................................    4,000,000        AAA            3,037,120
Illinois Health Facilities Authority:
   Brokaw-Mennonite Healthcare:
      6.0%, 8/15/2006 (c) ......................................................    1,380,000        AAA            1,548,953
      6.0%, 8/15/2007 (c) ......................................................    1,460,000        AAA            1,650,632
      6.0%, 8/15/2008 (c) ......................................................    1,550,000        AAA            1,761,451
      6.0%, 8/15/2009 (c) ......................................................    1,640,000        AAA            1,870,863
   Children's Memorial Hospital, 6.25%, 8/15/2013 (c) ..........................    3,400,000        AAA            4,015,502
   Felician Healthcare Inc., Series A, 6.25%, 12/1/2015 (c) ....................   17,000,000        AAA           19,991,150
   Memorial Medical Center, 6.75%, 10/1/2011 (c) ...............................    2,135,000        AAA            2,302,939
   Sherman Hospital, 6.75%, 8/1/2011 (c) .......................................    2,700,000        AAA            2,971,134
   SSM Healthcare System, 6.4%, 6/1/2008 (c) ...................................    1,350,000        AAA            1,572,251


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Joliet, IL, Junior College Assistance Corp., Lease Revenue, North Campus
   Extension Center, 6.7%, 9/1/2012 (c) ........................................    2,500,000        AAA            3,026,225
Kane County, IL, Series 1996A, 6.5%, 2/1/2010 (c) ..............................    1,775,000        AAA            2,118,817
Kane, Cook and Dupage Counties, IL, School District #46 Elgin:
   Series 1996B, Zero Coupon, 1/1/2011 (c) .....................................    1,040,000        AAA              593,559
   Series 1996B, Zero Coupon, 1/1/2012 (c) .....................................    1,300,000        AAA              704,184
   Series 1996B, Zero Coupon, 1/1/2013 (c) .....................................    2,095,000        AAA            1,072,996
Kendall, Kane and Will Counties, IL, Community Unit School District
   #308, Oswego:
      Zero Coupon, 3/1/2002 (c) ................................................    1,055,000        AAA              923,853
      Zero Coupon, 3/1/2005 (c) ................................................    1,540,000        AAA            1,185,292
      Zero Coupon, 3/1/2006 (c) ................................................    1,595,000        AAA            1,173,441
Metropolitan Pier & Exposition Authority, IL, McCormick Place
   Expansion Project:
      Zero Coupon, 12/15/2003 (c) ..............................................    3,200,000        AAA            2,600,896
      Zero Coupon, 6/15/2004 (c) ...............................................   10,300,000        AAA            8,183,762
      Series 1994, Zero Coupon, 6/15/2013 (c) ..................................    5,625,000        AAA            2,820,038
Northwest Suburban Municipal Joint Action Water Agency, IL, Supply
   System Revenue, 6.45%, 5/1/2007 (c) .........................................    2,575,000        AAA            3,011,179
Rosemont, IL, Tax Increment:
   Series C, Zero Coupon, 12/1/2005 (c) ........................................    4,455,000        AAA            3,325,568
   Series C, Zero Coupon, 12/1/2007 (c) ........................................    2,655,000        AAA            1,808,719
Skokie, IL, Park District, Series 1994B, Zero Coupon, 12/1/2011 (c) ............    3,000,000        AAA            1,641,840
State University Retirement System, IL, Special Revenue, Zero Coupon,
   10/1/2003 (c) ...............................................................    2,750,000        AAA            2,253,488
University of Illinois, Board of Trustees, Series 1991:
   Zero Coupon, 4/1/2003 (c) ...................................................    3,890,000        AAA            3,251,729
   Zero Coupon, 4/1/2005 (c) ...................................................    3,830,000        AAA            2,937,840
Will County, IL, Community Unit School District #201-U, Crete-Monee,
   Capital Appreciation:
      Zero Coupon, 12/15/2000 (c) ..............................................    1,325,000        AAA            1,219,570
      Zero Coupon, 12/15/2001 (c) ..............................................    1,730,000        AAA            1,531,258

Indiana
Fort Wayne, IN, Parkview Memorial Hospital, Series A, 6.5%,
   11/15/2012 (c) ..............................................................    1,400,000        AAA            1,465,436
Indiana Health Facilities Finance Authority:
   Series 1990A, 6.0%, 7/1/2003 (c) ............................................    1,570,000        AAA            1,708,113
   Series 1990A, 6.0%, 7/1/2004 (c) ............................................    1,665,000        AAA            1,834,497
   Series 1990A, 6.0%, 7/1/2005 (c) ............................................    1,765,000        AAA            1,963,139
   Series 1990A, 6.0%, 7/1/2006 (c) ............................................    1,875,000        AAA            2,101,481
   Series 1990A, 6.0%, 7/1/2007 (c) ............................................    1,985,000        AAA            2,241,184
   Series 1990A, 6.0%, 7/1/2008 (c) ............................................    1,085,000        AAA            1,230,585
   Series 1990A, 6.0%, 7/1/2009 (c) ............................................    1,125,000        AAA            1,280,914
   Series 1990A, 6.0%, 7/1/2010 (c) ............................................    1,185,000        AAA            1,356,268
   Series 1990A, 6.0%, 7/1/2011 (c) ............................................    1,260,000        AAA            1,445,749
   Series 1990A, 6.0%, 7/1/2012 (c) ............................................    1,345,000        AAA            1,545,620
   Series 1990A, 6.0%, 7/1/2013 (c) ............................................    1,420,000        AAA            1,636,067
   Series 1990A, 6.0%, 7/1/2014 (c) ............................................    1,505,000        AAA            1,733,655
   Series 1990A, 6.0%, 7/1/2015 (c) ............................................    1,600,000        AAA            1,841,216


   The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Series 1990A, 6.0%, 7/1/2016 (c) ............................................    1,700,000        AAA            1,955,034
   Series 1990A, 6.0%, 7/1/2017 (c) ............................................    1,800,000        AAA            2,074,680
   Series 1990A, 6.0%, 7/1/2018 (c) ............................................    1,910,000        AAA            2,202,899
Indiana Health Facilities Finance Authority, Hospital Revenue:
   Community Hospitals Project, 6.0%, 7/1/2001 (c) .............................    1,395,000        AAA            1,473,650
   Community Hospitals Project, 6.4%, 5/1/2012 (c) .............................    5,000,000        AAA            5,438,650
   Tax Exempt Custodian Receipts Refund, Series 1997A, 6.0%,
      7/1/2002 (c) .............................................................    1,480,000        AAA            1,587,966
Indiana University, Revenue Refunding:
   Series H, Zero Coupon, 8/1/2006 (c) .........................................    8,500,000        AAA            6,151,280
   Student Fee Revenue, Series H, Zero Coupon, 8/1/2008 (c) ....................   10,000,000        AAA            6,567,900
Merrillville, IN, Multiple School Building Corp., First Mortgage,
   Zero Coupon, 1/15/2011 (c) ..................................................    4,000,000        AAA            2,281,600

Iowa
Polk County, IA, Mercy Hospital, 6.75%, 11/1/2005 (c) ..........................    5,000,000        AAA            5,491,050

Kansas
Kansas City, KS, Utility System Revenue:
   Capital Appreciation, Zero Coupon, ETM, 3/1/2001 (c)** ......................    4,095,000        AAA            3,738,530
   Zero Coupon, 9/1/2004 (c) ...................................................    2,640,000        AAA            2,099,222
   Zero Coupon, 9/1/2005 (c) ...................................................    3,950,000        AAA            3,011,322
   Zero Coupon, 9/1/2006 (c) ...................................................    1,375,000        AAA            1,003,255
   Zero Coupon, ETM, 9/1/2004 (c)** ............................................    3,575,000        AAA            2,819,674
   Zero Coupon, ETM, 9/1/2005 (c)** ............................................    5,300,000        AAA            4,002,348
   Zero Coupon, ETM, 9/1/2006 (c)** ............................................    1,875,000        AAA            1,354,350

Louisiana
Louisiana Public Facilities Authority, Prerefunded 2/15/2008 at 100,
   4.75%, 5/1/2016*** ..........................................................    5,765,000        AAA            6,067,778
New Orleans, LA, General Obligation:
   Zero Coupon, 7/15/2006 (c) ..................................................    4,850,000        AAA            3,209,390
   Zero Coupon, 9/1/2007 (c) ...................................................   10,000,000        AAA            6,836,300
Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986,
   5.95%, 11/1/2014 (c) ........................................................    1,830,000        AAA            2,036,589

Maryland
Baltimore, MD, Revenue Exchanged, Auto Parking Revenue,
   Series 1996A, 5.9%, 7/1/2012 (c) ............................................    3,100,000        AAA            3,579,229

Massachusetts
Commonwealth of Massachusetts, General Obligation, Series D, 7.0%,
   10/1/2003 (c) ...............................................................    7,000,000        AAA            7,384,580
Massachusetts General Obligation, Series C, 5.25%, 8/1/2012 ....................    7,750,000        AA3            8,314,975
Massachusetts Health & Educational Facilities Authority, Boston Medical
   Center, Series A, 5.25%, 7/1/2012 (c) .......................................    2,920,000        AAA            3,093,419
Massachusetts State Water Pollution Abatement Trust, MWRA Loan
   Program, Series A, 5.25%, 8/1/2012 ..........................................    2,500,000        AA1            2,673,975

Michigan
Kalamazoo, MI, Hospital Finance Authority, Hospital Revenue, Borgess
   Medical Center, Series A, 6.0%, 7/1/2009 (c) ................................    8,250,000        AAA            8,412,525
Michigan Municipal Bond Authority Revenue, Clean Water Revolving
   Funding, 5.25%, 10/1/2011 ...................................................    7,575,000        AA1            8,145,549


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Michigan State Trunk Line, Series 1998A, 5.25%, 11/1/2013 ......................    3,000,000        AA3            3,237,510
Wayne Charter County, MI, Airport Revenue, Detroit Metro Wayne
   County Airport, Series B, 5.25%, 12/1/2011 ..................................    4,340,000        AAA            4,663,764

Minnesota
Northern Minnesota Municipal Power Agency, Series 1989A, 7.25%,
   1/1/2016 ....................................................................    7,500,000        A2             7,720,725

Missouri
Missouri Health & Educational Facilities Authority, SSM Healthcare:
   1992 Series AA, 6.35%, 6/1/2008 (c) .........................................    8,125,000        AAA            9,529,162
   1992 Series AA, 6.4%, 6/1/2009 (c) ..........................................    8,640,000        AAA           10,252,310

Nevada
Clark County, NV, School District:
   General Obligation, Series B, Zero Coupon, 3/1/2005 (c) .....................    8,070,000        AAA            6,234,721
   Series 1991B, Zero Coupon, 3/1/2009 (c) .....................................    4,350,000        AAA            2,772,516

New Jersey
New Jersey Highway Authority, 6.5%, ETM, 1/1/2011** ............................    4,596,000        AAA            5,197,524
New Jersey Turnpike Authority, Series 1991A, 6.3%, 1/1/2001 (c) ................    1,250,000        AAA            1,318,713

New York
New York City, NY, General Obligation:
   5.9%, 2/1/2005 (c) ..........................................................    5,500,000        AAA            6,088,500
   Prerefunded 8/1/1999 at 100, Series D, 1997, 6.0%, 8/1/2006 (c)*** ..........       85,000        A3                86,870
   Prerefunded 8/1/1999 at 100, Series D, 1998, 6.0%, 8/1/2008 (c)*** ..........      265,000        AAA              270,851
   Prerefunded 8/1/2002 at 101.50, 6.4%, 8/1/2004 (c)*** .......................      275,000        AAA              304,978
   Series 1991 A, 3.0%, 8/15/2002 (c) ..........................................    9,000,000        AAA            8,733,150
   Series A, 5.2%, 8/1/2010 (c) ................................................   10,000,000        AAA           10,712,600
   Series A, 5.25%, 8/1/2011 (c) ...............................................   14,460,000        AAA           15,276,701
   Series A, 5.375%, 8/1/2013 (c) ..............................................    9,295,000        AAA            9,827,789
   Series A, 8.0%, ETM, 11/1/2001 (c)** ........................................      740,000        AAA              748,221
   Series C, 6.4%, 8/1/2004 (c) ................................................      225,000        AAA              247,756
   Series C, 6.4%, 8/1/2005 (c) ................................................      195,000        AAA              214,137
   Series C, Prerefunded 8/1/2002 at 101.50, 6.4%, 8/1/2005 (c)*** .............   10,235,000        AAA           11,350,717
   Series D, 8.0%, 8/1/2005 (c) ................................................        5,000        AAA                5,148
   Series E, 7.0%, ETM, 12/1/2007 (c)** ........................................    1,385,000        AAA            1,403,711
   Unrefunded Balance, Series D, 1997, 6.0%, 8/1/2006 (c) ......................       55,000        A3                56,046
   Unrefunded Balance, Series D, 1998, 6.0%, 8/1/2008 (c) ......................      105,000        AAA              107,128
New York State Dormitory Authority:
   College and University Pooled Capital Program, 7.8%, 12/1/2005 (c) ..........    7,690,000        AAA            7,889,863
   State University of New York, 6.0%, 7/1/2009 (c) ............................    2,000,000        AAA            2,310,640
New York State Dormitory Authority Revenue, City University:
   Series C, 7.5%, 7/1/2010 (c) ................................................    5,750,000        AAA            7,433,140
   Series D, 7.0%, 7/1/2009 (c) ................................................    4,000,000        AAA            4,952,920
New York State Energy Research and Development Authority, Pollution
   Control Revenue, Electric and Gas, 5.9%, 12/1/2006 (c) ......................    5,300,000        AAA            5,999,494
New York State Thruway Authority, Service Contract Revenue, Local
   Highway and Bridge, Series A-2, 5.25%, 4/1/2012 (c) .........................    3,270,000        AAA            3,487,193
New York State, Urban Development Authority, Correctional Facilities,
   6.5%, 1/1/2011 (c) ..........................................................    4,500,000        AAA            5,401,530
Suffolk County, NY, Industrial Development Agency, Southwest Sewer
   System, 6.0%, 2/1/2007 (c) ..................................................    8,000,000        AAA            9,069,600


   The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

North Carolina
North Carolina Eastern Municipal Power Agency:
   5.5%, 1/1/2007 (c) ..........................................................    2,000,000        AAA            2,184,000
   Power System Revenue, Series B, 6.0%, 1/1/2018 (c) ..........................    8,775,000        AAA           10,172,419
North Carolina Municipal Power Agency No. 1, Catawba Electric
   Revenue:
      5.25%, 1/1/2008 (c) ......................................................    2,500,000        AAA            2,703,350
      6.0%, 1/1/2011 (c) .......................................................    8,235,000        AAA            9,488,943
      Series 1992, 7.25%, 1/1/2007 .............................................    5,000,000        AAA            6,040,300
      Series 1997, 6.0%, 1/1/2008 (c) ..........................................    2,585,000        AAA            2,942,764

North Dakota
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center,
   Series 1991, Zero Coupon, 5/1/2002 (c) ......................................    2,850,000        AAA            2,467,302

Ohio
Cleveland, OH, Water Works Revenue, Series 1993G, 5.5%,
   1/1/2013 (c) (d) ............................................................   10,000,000        AAA           11,065,200
Hamilton County, OH, Electric System Mortgage Revenue, Series B,
   Prerefunded 10/15/1998 at 102, 8.0%, 10/15/2022 (c)*** ......................    3,720,000        AAA            3,801,505
Ohio Air Quality Development Authority, Ohio Power Company,
   Series B, 7.4%, 8/1/2009 (c) ................................................    5,000,000        AAA            5,247,450

Oklahoma
Tulsa, OK, Industrial Development Authority, Hospital Revenue,
   St. John's Medical Center:
      Zero Coupon, 12/1/2002 (c) ...............................................    3,930,000        AAA            3,364,630
      Zero Coupon, 12/1/2004 (c) ...............................................    5,430,000        AAA            4,276,125
      Zero Coupon, 12/1/2006 (c) ...............................................    6,430,000        AAA            4,645,161

Pennsylvania
Blair County, PA, Hospital Authority, Altoona Hospital, Project A,
   5.5%, 7/1/2010 (c) ..........................................................    3,590,000        AAA            3,911,700
Commonwealth of Pennsylvania, Industrial Development Authority,
   Economic Development Revenue:
      5.8%, 1/1/2008 (c) .......................................................    4,250,000        AAA            4,728,677
      5.8%, 7/1/2008 (c) .......................................................    4,875,000        AAA            5,448,056
Commonwealth of Philadelphia, PA, Water & Wastewater
   Refunding Revenue:
      5.625%, 6/15/2009 (c) ....................................................   20,000,000        AAA           22,235,400
      5.5%, 6/15/2007 (c) ......................................................    5,000,000        AAA            5,473,450
Westmoreland County, PA, Industrial Development Revenue,
   Westmoreland Health System, 5.375%, 7/1/2011 (c) ............................    7,300,000        AAA            8,018,466

Rhode Island
Rhode Island Clean Water Protection Agency, Pollution Control
   Revenue, Revolving Fund, Series A, 5.4%, 10/1/2015 (c) ......................    2,000,000        AAA            2,165,120
Rhode Island Convention Center Authority, Refunding Revenue:
   Series 1993 B, 5.0%, 5/15/2010 (c) ..........................................    5,000,000        AAA            5,312,600
   Series 1993 B, 5.25%, 5/15/2015 (c) (d) .....................................   22,000,000        AAA           23,462,780
Rhode Island Depositors Economic Protection Corp., Special Obligation:
   Series B, 5.8%, 8/1/2010 (c) ................................................    6,200,000        AAA            7,092,428
   Series B, 5.8%, 8/1/2011 (c) ................................................    4,525,000        AAA            5,169,677


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Series B, 5.8%, 8/1/2012 (c) ................................................    2,500,000        AAA            2,854,100
   Series B, 5.8%, 8/1/2013 (c) ................................................    7,340,000        AAA            8,372,811

South Carolina
Piedmont, SC, Municipal Power Agency, Electric Revenue:
   Series 1991 A, 6.5%, 1/1/2016 (c) ...........................................    2,570,000        AAA            3,129,617
   Series 1991 A, 6.5%, ETM, 1/1/2016 (c)** ....................................      430,000        AAA              524,209
   Series 1993, 5.5%, 1/1/2008 (c) .............................................    1,075,000        AAA            1,184,628
   Series 1993, 5.5%, ETM, 1/1/2008 (c)** ......................................      840,000        AAA              933,156
   Series 1993, 5.5%, ETM, 1/1/2012 (c)** ......................................    2,190,000        AAA            2,429,805
   5.5%, 1/1/2012 (c) ..........................................................    2,810,000        AAA            3,111,738

Tennessee
Knox County, TN, Health & Educational Hospital Facilities Board, Fort
   Sanders Alliance:
      5.75%, 1/1/2011 (c) ......................................................   15,405,000        AAA           17,295,193
      5.75%, 1/1/2012 (c) ......................................................   17,880,000        AAA           20,091,398
      6.25%, 1/1/2013 (c) ......................................................    4,000,000        AAA            4,707,080
Knox County, TN, Health, Education and Housing Facilities Board:
   5.75%, 1/1/2014 (c) .........................................................    2,000,000        AAA            2,252,320
   Fort Sanders Alliance, 7.25%, 1/1/2009 (c) ..................................    3,750,000        AAA            4,653,825

Texas
Austin, TX, Utility Systems Revenue Refunding, Series A, Zero Coupon,
   11/15/2008 (c) ..............................................................    3,460,000        AAA            2,255,747
Austin, TX, Combined Utility System Revenue, Zero Coupon,
   11/15/2009 (c) ..............................................................    5,020,000        AAA            3,103,414
Bexar County, TX, Health Facilities Development Corp., Baptist
   Health System:
      Series 1997A, 6.0%, 11/15/2011 (c) .......................................    2,000,000        AAA            2,299,080
      Series 1997, 6.0%, 11/15/2012 (c) ........................................    3,000,000        AAA            3,452,850
Brownsville, TX, Utility System Revenue, 6.25%, 9/1/2010 (c) ...................    4,085,000        AAA            4,809,107
Cedar Hill, TX, Zero Coupon, Series 1996, 8/15/2009 ............................    1,500,000        AAA              937,395
Cedar Hill, TX, Zero Coupon, Series 1996, 8/15/2010 ............................    3,130,000        AAA            1,828,077
Dallas, TX, Housing Finance Corp., Single Family Mortgage Revenue,
   Zero Coupon, 10/1/2016 (c) ..................................................    6,535,000        AAA            1,049,717
Dallas-Fort Worth, TX, Airport Revenue:
   7.75%, 11/1/2003 (c) ........................................................    1,000,000        AAA            1,173,750
   7.8%, 11/1/2005 (c) .........................................................    2,000,000        AAA            2,410,400
   7.8%, 11/1/2006 (c) .........................................................    2,025,000        AAA            2,441,441
   7.375%, 11/1/2008 (c) .......................................................    4,500,000        AAA            5,318,010
   7.375%, 11/1/2010 (c) .......................................................    3,500,000        AAA            4,116,945
Harris County, TX, Health Facilities Development:
   6.25%, 5/15/2009 (c) ........................................................    2,965,000        AAA            3,431,839
   Texas Medical Center Project, 6.25%, 5/15/2008 (c) ..........................    2,785,000        AAA            3,218,708
Harris County, TX, General Obligation:
   Capital Appreciation Bond, Zero Coupon, 10/1/2006 (c) .......................    9,035,000        AAA            6,519,114
   Flood Control District, Zero Coupon, 10/1/2000 (c) ..........................    1,000,000        AAA              928,660
   Toll Road Authority, Subordinate Lien:
      Series A, Zero Coupon, 8/15/2005 (c) .....................................    4,025,000        AAA            3,053,204
      Toll Road Revenue, Series A, Zero Coupon, 8/15/2006 (c) ..................    4,010,000        AAA            2,908,493
      Unlimited Tax, Series A, Zero Coupon, 8/15/2004 (c) ......................    2,050,000        AAA            1,623,498


   The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Houston, TX, Water & Sewer System Authority:
   Series C, Zero Coupon, 12/1/2006 (c) ........................................   14,575,000        AAA           10,445,174
   Series C, Zero Coupon, 12/1/2008 (c) ........................................   19,000,000        AAA           12,363,870
   Series C, Zero Coupon, 12/1/2009 (c) ........................................   14,750,000        AAA            9,101,045
   Zero Coupon, 12/1/2010 (c) ..................................................    5,000,000        AAA            2,919,600
   Zero Coupon, Series 1991C, 12/1/2012 (c) ....................................    3,350,000        AAA            1,753,792
Hurst Euless Bedford, TX, Independent School District, Capital
   Appreciation Refunding, Series 1994, Zero Coupon, 8/15/2009 .................    4,925,000        AAA            3,077,780
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
   Series B, 5.5%, 12/1/2006 (c) ...............................................    3,945,000        AAA            4,265,137
   Series B, 5.6%, 12/1/2007 (c) ...............................................    2,415,000        AAA            2,637,277
   Series B, 5.625%, 12/1/2008 (c) .............................................    4,400,000        AAA            4,815,140
   Series B, 5.625%, 12/1/2009 (c) .............................................    4,640,000        AAA            5,080,800
Montgomery County, TX, Capital Appreciation:
   Zero Coupon, ETM, 9/1/2003 (c)** ............................................      800,000        AAA              659,648
   Zero Coupon, ETM, 9/1/2004 (c)** ............................................      795,000        AAA              626,309
   Zero Coupon, ETM, 9/1/2005 (c)** ............................................      685,000        AAA              516,579
Montgomery County, TX, Unrefunded Balance, Capital Appreciation:
   Zero Coupon, 9/1/2003 (c) ...................................................    2,675,000        AAA            2,205,698
   Zero Coupon, 9/1/2004 (c) ...................................................    2,680,000        AAA            2,118,674
   Zero Coupon, 9/1/2005 (c) ...................................................    2,790,000        AAA            2,112,616
Northeast, TX, Hospital Authority, Revenue Refunding, Northeast
   Medical Center, Series 1997, 6.0%, 5/15/2010 (c) ............................    2,180,000        AAA            2,490,367
Northwest Texas Independent School District, Capital Appreciation
   Bonds, Series 1991, Zero Coupon, 8/15/2010 (c) ..............................    3,690,000        AAA            2,182,893
San Antonio, TX, Electric & Gas, Revenue Refunding:
   Series A, Zero Coupon, 2/1/2005 (c) .........................................    2,500,000        AAA            1,937,925
   Series A, Zero Coupon, 2/1/2006 (c) .........................................   17,900,000        AAA           13,271,597
   Series B, Zero Coupon, 2/1/2005 (c) .........................................    8,000,000        AAA            6,201,360
San Antonio, TX, Hotel Revenue, Series 1996, 6.0%, 8/15/2006 (c) ...............    2,000,000        AAA            2,260,620
San Antonio, TX, Series 1991B, Zero Coupon, 2/1/2009 (c) .......................    4,400,000        AAA            2,814,504
State of Texas, General Obligation, Capital Appreciation Bond, Super
   Collider, Series C, Zero Coupon, 4/1/2006 (c) ...............................    7,385,000        AAA            5,438,388
Tarrant County, TX, Health Facilities Development Corp., Hospital
   Refunding Revenue, Fort Worth Osteopathic Hospital:
      6.0%, 5/15/2011 (c) ......................................................    4,615,000        AAA            5,300,004
      6.0%, 5/15/2021 (c) ......................................................    6,235,000        AAA            7,250,869
Texas General Obligation, Superconductor Revenue, Series C, Zero
   Coupon, 4/1/2005 (c) ........................................................    8,390,000        AAA            6,460,300
Texas Municipal Power Agency:
   6.1%, 9/1/2007 (c) ..........................................................    9,250,000        AAA           10,635,003
   6.1%, 9/1/2009 (c) ..........................................................    4,435,000        AAA            5,192,232
Texas Public Finance Authority, Building Authority:
   Series B, 6.25%, 2/1/2008 (c) ...............................................    5,190,000        AAA            6,039,240
   Zero Coupon, 2/1/2006 (c) ...................................................   13,915,000        AAA           10,316,998


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Utah
Associated Municipal Power System, UT, Hunter Project, Refunding
   Revenue:
      Zero Coupon, 7/1/2000 (c) ................................................    2,755,000        AAA            2,582,206
      Zero Coupon, 7/1/2002 (c) ................................................    5,200,000        AAA            4,504,968
      Zero Coupon, 7/1/2004 (c) ................................................    5,895,000        AAA            4,691,241
      Zero Coupon, 7/1/2005 (c) ................................................    5,900,000        AAA            4,497,570
      Zero Coupon, 7/1/2006 (c) ................................................    5,895,000        AAA            4,297,101
      Zero Coupon, 7/1/2007 (c) ................................................    3,750,000        AAA            2,613,038
Intermountain Power Agency, UT, Power Supply Revenue:
   5.0%, 7/1/2012 (c) ..........................................................    1,000,000        AAA            1,000,290
   Series 1993, 5.55%, 7/1/2011 ................................................    7,000,000        AAA            7,429,590
   Series A, 5.25%, 7/1/2012 (c) ...............................................    4,000,000        AAA            4,235,720
   Series A, 6.5%, 7/1/2008 (c) ................................................    4,000,000        AAA            4,736,720
   Series A, Zero Coupon, 7/1/2002 (c) .........................................    1,655,000        AAA            1,431,161
   Series A, Zero Coupon, 7/1/2003 (c) .........................................    1,000,000        AAA              828,030
   Series A, Zero Coupon, 7/1/2004 (c) .........................................    1,730,000        AAA            1,372,859
   Series B, Zero Coupon, 7/1/2002 (c) .........................................    8,230,000        AAA            7,116,893
Provo, UT, Electric System Revenue, 10.375%, ETM, 9/15/2015 (c)** ..............    1,800,000        AAA            2,704,212

Virginia
Roanoke, VA, Industrial Development Authority, Roanoke Memorial
   Hospital, Series B, 6.125%, 7/1/2017 (c) ....................................    5,500,000        AAA            6,469,265
Southeastern Public Service Authority, VA, Refunding Revenue, Series A,
   5.25%, 7/1/2010 (c) .........................................................    7,380,000        AAA            7,985,603
Virginia Beach, VA, Development Authority, Virginia Beach General
   Hospital Project:
      6.0%, 2/15/2011 (c) ......................................................    1,595,000        AAA            1,846,356
      5.125%, 2/15/2018 (c) ....................................................    3,000,000        AAA            3,125,790
Winchester County, VA, Industrial Development Authority, Hospital
   Revenue, 6.0%, 1/1/2015 (c) .................................................    5,700,000        AAA            6,213,741

Washington
Clark County, WA, Public Utility District #1, 6.0%, 1/1/2006 (c) ...............    7,500,000        AAA            8,425,650
Clark County, WA, Public Utility District, Series 1995, 6.0%, 1/1/2008 (c) .....    2,200,000        AAA            2,508,110
King & Snohomish Counties, WA, General Obligation, School
   District #417, 5.6%, 12/1/2010 (c) ..........................................    1,650,000        AAA            1,856,498
King County, WA, Public Hospital District #1, Valley Medical Center,
   Series 1992, 5.5%, 9/1/2017 (c) .............................................    3,500,000        AAA            3,593,975
Snohomish County, WA, School District #6, 6.5%, 12/1/2007 (c) ..................    3,325,000        AAA            3,935,171
State of Washington, General Obligation Series AT-5, Zero Coupon,
   8/1/2010 (c) ................................................................    2,625,000        AAA            1,564,579
Washington Health Care Facilities Authority, Empire Health
   Services - Spokane:
      5.65%, 11/1/2005 (c) .....................................................    2,155,000        AAA            2,361,298
      5.7%, 11/1/2006 (c) ......................................................    3,440,000        AAA            3,798,001
      5.75%, 11/1/2007 (c) .....................................................    7,350,000        AAA            8,185,254
      5.8%, 11/1/2009 (c) ......................................................    4,595,000        AAA            5,193,223
      5.8%, 11/1/2010 (c) ......................................................    2,100,000        AAA            2,381,673


   The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Washington Public Power Supply System:
   Nuclear Power Project #1, 6.0%, 7/1/2008 (c) ................................    5,000,000        AAA            5,670,900
   Nuclear Power Project #3, Series 1989A, Zero Coupon, 7/1/2010 (c) ...........    5,860,000        AAA            3,429,799
   Nuclear Project #1, Prerefunded 7/1/1999 at 102, Series 1989A, 7.5%,
      7/1/2015*** ..............................................................    1,500,000        AAA            1,575,045
   Nuclear Project #2, Series 1992A, Zero Coupon, 7/1/2011 (c) .................    4,200,000        AAA            2,331,168
   Revenue Refunding:
      Nuclear Project #1:
         Series A, 7.0%, 7/1/2011 (c) ..........................................    3,830,000        AAA            4,117,518
         Series A, Prerefunded 7/1/1999 at 102, 7.5%, 7/1/2015 (c)*** ..........    4,000,000        AAA            4,200,120
         Series B, 7.25%, 7/1/2012 (c) .........................................   10,895,000        AAA           11,758,756
      Nuclear Project #2:
         Series A, 5.7%, 7/1/2008 (c) ..........................................    5,000,000        AAA            5,552,450
         Series A, 7.25%, 7/1/2003 (c) .........................................    2,000,000        AAA            2,158,560
         Series C, 7.0%, 7/1/2001 (c) ..........................................   10,000,000        AAA           10,814,500
         Series C, 7.375%, 7/1/2011 (c) ........................................    1,370,000        AAA            1,502,986
      Nuclear Project #3:
         7.5%, 7/1/2008 ........................................................    2,000,000        AAA            2,503,460
         Series A, Prerefunded 7/1/1999 at 102, 7.25%, 7/1/2016 (c)*** .........    3,630,000        AAA            3,805,184
         Series A, Zero Coupon, 7/1/2004 (c) ...................................    3,625,000        AAA            2,862,119
         Series A, Zero Coupon, 7/1/2005 (c) ...................................    4,125,000        AAA            3,115,489
Washington State Housing Finance, Series A, 7.1%, 12/1/2017 ....................    1,885,000        AAA            1,918,779

West Virginia
West Virginia, School Building Authority Revenue, Series B, 6.75%,
   7/1/2010 (c) ................................................................    4,000,000        AAA            4,287,040

Wisconsin
Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/1/2004 (c) ...........    3,475,000        AAA            2,774,579
Southeast Wisconsin Professional Baseball Park, District Sales Tax
   Revenue, Series A, 5.5%, 12/15/2013 (c) .....................................    5,795,000        AAA            6,414,312
Wisconsin Health & Educational Facilities Authority:
   6.1%, 8/15/2009 (c) .........................................................    2,000,000        AAA            2,293,100
   Aurora Medical:
      5.75%, 11/15/2006 (c) ....................................................    2,000,000        AAA            2,212,880
      5.75%, 11/15/2007 (c) ....................................................    1,500,000        AAA            1,668,630
      6.0%, 11/15/2008 (c) .....................................................    4,085,000        AAA            4,664,416
      6.0%, 11/15/2009 (c) .....................................................    4,330,000        AAA            5,020,981
   Felician Healthcare Inc., Series B, 6.25%, 1/1/2022 (c) .....................    5,285,000        AAA            6,309,444
   Hospital Sisters Services Inc. - Obligated Group, 5.375%, 6/1/2018 (c) ......    4,800,000        AAA            4,936,272
   SSM Healthcare:
      Series 1992 AA, 6.4%, 6/1/2008 (c) .......................................    2,335,000        AAA            2,727,490
      Series 1992 AA, 6.45%, 6/1/2009 (c) ......................................    2,485,000        AAA            2,964,033
      Series 1992 AA, 6.45%, 6/1/2010 (c) ......................................    2,650,000        AAA            3,176,396
      Series 1992 AA, 6.5%, 6/1/2011 (c) .......................................    2,820,000        AAA            3,362,935
      Series 1992 AA, 6.5%, 6/1/2012 (c) .......................................    3,000,000        AAA            3,634,890
   St. Luke's Medical Center, 7.1%, 8/15/2011 (c) ..............................    2,000,000        AAA            2,220,960
   Villa St. Francis Inc., Series C, 6.25%, 1/1/2022 (c) .......................    9,230,000        AAA           11,019,143
   Wheaton Franciscan Services, 6.1%, 8/15/2008 (c) ............................    4,580,000        AAA            5,281,244
                                                                                                               --------------
Total Long-Term Municipal Investments (Cost $1,513,566,054) ....................                                1,710,869,698
                                                                                                               --------------


   The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $1,520,266,054) (a) ...........................                   99.2         1,717,569,698
Other Assets and Liabilities, Net ..............................................                    0.8            14,210,499
                                                                                                 ------        --------------
Net Assets .....................................................................                  100.0         1,731,780,197
                                                                                                 ======        ==============
-----------------------------------------------------------------------------------------------------------------------------

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
    Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(a) At September 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,520,506,144 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost .........................................  $197,075,042

    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value ............................................       (11,488)
                                                               ------------
    Net unrealized appreciation .............................  $197,063,554
                                                               ============

(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group or Moody's Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder Kemper have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, BIG, MBIA, FGIC, FSA, PSFG or Capital Guaranty.

(d) At September 30, 1998, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.

    At September 30, 1998, open futures contracts sold short were as follows:

                                                                      Number of          Aggregate             Market
                    Futures                     Expiration            Contracts        Face Value ($)         Value ($)
                    -------                     ----------            ---------        --------------        -----------
              U.S. Treasury Bond               December 1998            1,245           159,826,930          163,678,593
                                                                                                            ------------
     Total net unrealized depreciation on open futures contracts sold short ..........................         3,851,663
                                                                                                            ============

    The aggregate face value of futures contracts opened and closed during the year ended September 30, 1998 was $560,874,903 and $507,713,858, respectively.
--------------------------------------------------------------------------------
    Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1998, aggregated
    $104,173,838 and $149,352,977, respectively.
--------------------------------------------------------------------------------
    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.


   The accompanying notes are an integral part of the financial statements

AARP BOND FUND FOR INCOME

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 3.8%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 9/30/1998 at 5.45% to be repurchased at $6,947,052 on 10/1/1998, collateralized by a
   $7,145,000 U.S. Treasury Note, 3.625%, 1/15/2007 (Cost $6,946,000) ...................        6,946,000          6,946,000
                                                                                                                 ------------
SHORT-TERM INVESTMENTS 5.5%
-----------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 5.4%, 10/1/1998 (Cost $10,000,000) ....................       10,000,000         10,000,000
                                                                                                                 ------------
U.S. TREASURY OBLIGATIONS 26.0%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bond, 10.75%, 8/15/2005 ...................................................       23,250,000         31,754,385
U.S. Treasury Bond, 9.375%, 2/15/2006 ...................................................        2,500,000          3,258,975
U.S. Treasury Bond, 7.25%, 5/15/2016 ....................................................        2,000,000          2,482,500
U.S. Treasury Note, 5.625%, 12/31/2002 ..................................................        9,000,000          9,438,750
                                                                                                                 ------------
Total U.S. Treasury Obligations (Cost $46,208,916) ......................................                          46,934,610
                                                                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 2.4%
-----------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association, 9.5%, 11/15/2017 ..............................        1,391,646          1,503,910
Government National Mortgage Association, 7.5% with various maturities to
   4/15/2027 ............................................................................        2,620,874          2,716,693
                                                                                                                 ------------
Total Government National Mortgage Association (Cost $4,171,553) ........................                           4,220,603
                                                                                                                 ------------
FOREIGN BONDS -- U.S.$ DENOMINATED 1.6%
-----------------------------------------------------------------------------------------------------------------------------

Hutchison Whampoa, Ltd., 7.5%, 8/1/2027 .................................................        1,000,000            664,980
Petroleos Mexicanos SA, 8.85%, 9/15/2007 ................................................          500,000            395,000
Saga Petroleum ASA, 7.25%, 9/23/2027 ....................................................        1,000,000            903,720
Seagram Co., Ltd., 6.875%, 9/1/2023 .....................................................        1,000,000            960,440
                                                                                                                 ------------
Total Foreign Bonds -- U.S.$ Denominated (Cost $3,473,455) ..............................                           2,924,140
                                                                                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 0.6%
-----------------------------------------------------------------------------------------------------------------------------

GMAC Commercial Mortgage Securities Inc., 6.869%, 8/15/2007
   (Cost $1,014,997) ....................................................................        1,000,000          1,063,750
                                                                                                                 ------------
ASSET BACKED 6.2%
-----------------------------------------------------------------------------------------------------------------------------

Credit Card Receivables 2.3%
Advanta Mortgage Loan Trust, Series 1997-1 A4, 7.65%, 5/25/2027 .........................          500,000            523,750
Citibank Credit Card Trust 1, 6.0%, 4/10/2003 ...........................................        1,500,000          1,514,180
MBNA Master Credit Card Trust, 5.89%, 12/15/2005 ........................................        2,000,000          2,066,250
                                                                                                                 ------------
                                                                                                                    4,104,180
                                                                                                                 ------------
Equipment Lease Receivables 1.0%
PBG Equipment Trust, 6.27%, 1/20/2012 ...................................................        1,801,350          1,841,177
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Home Equity Loans 1.3%
Contimortgage Home Equity Loan Trust Series 1997-3 M1-F, 7.31%, 8/15/2028 ...............          500,000            518,125
First Plus Residential Trust Series 1998A, 8.5%, 5/15/2023 ..............................        1,518,285          1,534,891
The Money Store Inc. Home Equity Loan Trust, Series 1996-C A4, 7.4%,
   6/15/2021 ............................................................................          300,000            310,311
                                                                                                                 ------------
                                                                                                                    2,363,327
                                                                                                                 ------------
Manufactured Housing 1.6%
Associated Manufactured Housing Corp. Series 1997-1 B1, 7.6%, 6/15/2028 .................          375,000            361,641
Green Tree Financial Corp. Series 1995-6 B1, 7.7%, 9/15/2026 ............................          500,000            499,840
Green Tree Financial Corp. Series 1995-10 B1, 7.05%, 2/15/2027 ..........................        1,000,000          1,000,586
Green Tree Financial Corp. Series 1997-1 B2, 7.76%, 3/15/2028 ...........................          500,000            505,371
Green Tree Financial Corp. Series 1997-2 B2, 8.05%, 6/15/2028 ...........................          500,000            517,480
                                                                                                                 ------------
                                                                                                                    2,884,918
                                                                                                                 ------------
Total Asset Backed (Cost $10,971,762) ...................................................                          11,193,602
                                                                                                                 ------------
Corporate Bonds 54.0%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.7%
Tricon Global Restaurants Inc., 7.65%, 5/15/2008 ........................................        1,500,000          1,526,250
Westpoint Stevens, Inc., 7.875%, 6/15/2005 ..............................................        1,500,000          1,522,500
                                                                                                                 ------------
                                                                                                                    3,048,750
                                                                                                                 ------------
Consumer Staples 1.4%
Aurora Foods, Inc., 8.75%, 7/1/2008 .....................................................        1,000,000          1,030,000
Bass America Inc., 6.625%, 3/1/2003 .....................................................        1,500,000          1,563,345
                                                                                                                 ------------
                                                                                                                    2,593,345
                                                                                                                 ------------
Health 1.1%
Columbia/HCA Healthcare Corp., 6.41%, 6/15/2000 .........................................        1,000,000            991,930
NBTY Inc., 8.625%, 9/15/2007 ............................................................          500,000            483,750
Tenet Healthcare Corp., 8.625%, 1/15/2007 ...............................................          500,000            518,750
                                                                                                                 ------------
                                                                                                                    1,994,430
                                                                                                                 ------------
Communications 4.4%
Call-Net Enterprises Inc., 8.0%, 8/15/2008 ..............................................        1,800,000          1,692,000
ComCast Cellular Holdings Corp., 9.5%, 5/1/2007 .........................................        1,000,000          1,025,000
MCI Communications Corp., 6.125%, 4/15/2002 .............................................        1,500,000          1,537,605
McLeodUSA Inc., 8.375%, 3/15/2008 .......................................................          500,000            495,000
WorldCom, Inc., 6.4%, 8/15/2005 .........................................................        3,000,000          3,165,660
                                                                                                                 ------------
                                                                                                                    7,915,265
                                                                                                                 ------------
Financial 11.0%
First USA Bank, 5.85%, 2/22/2001 ........................................................        1,500,000          1,524,735
First Union Institutional Capital II, 7.85%, 1/1/2027 ...................................        1,000,000          1,069,270
GS Escrow Corp., 7.125%, 8/1/2005 .......................................................        2,000,000          1,979,100
General Electric Capital Corp., Medium Term Note, 6.02%, 5/4/2001 .......................        2,000,000          2,002,000
Home Savings of America, 6.0%, 11/1/2000 ................................................        2,500,000          2,529,400
ICI Investments, 6.75%, 8/7/2002 ........................................................        1,000,000          1,045,000
Lehman Brothers Holdings, Inc., 6.125%, 7/15/2003 .......................................        2,000,000          1,942,820
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ....................        1,500,000          1,602,900


   The accompanying notes are an integral part of the financial statements

AARP BOND FUND FOR INCOME

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
People's Heritage Bank, 9.06%, 2/1/2027 .................................................        1,000,000          1,042,500
Prudential Insurance Co., 6.375%, 7/23/2006 .............................................        2,000,000          2,050,000
Simon Property Group, Inc., 6.625%, 6/15/2003 ...........................................        3,000,000          3,023,730
                                                                                                                 ------------
                                                                                                                   19,811,455
                                                                                                                 ------------
Media 9.2%
CSC Holdings Inc., 7.875%, 2/15/2018 ....................................................        1,500,000          1,493,475
Cox Communications, Inc., 6.85%, 1/15/2018 ..............................................        1,000,000          1,033,000
Harcourt General, Inc., 7.2%, 8/1/2027 ..................................................        1,000,000            898,190
News America Inc., 7.25%, 5/18/2018 .....................................................        2,500,000          2,495,100
Outdoor Systems, Inc., 8.875%, 6/15/2007 ................................................        1,000,000          1,045,000
Primedia, Inc., 7.625%, 4/1/2008 ........................................................        1,500,000          1,455,000
TCA Cable TV, Inc., 6.53%, 2/1/2028 .....................................................        1,500,000          1,535,535
TCI-Communications, Inc., 8.0%, 8/1/2005 ................................................        2,500,000          2,857,050
Time Warner Inc., 9.125%, 1/15/2013 .....................................................        1,000,000          1,255,690
Time Warner Inc., 6.875%, 6/15/2018 .....................................................        2,500,000          2,583,300
                                                                                                                 ------------
                                                                                                                   16,651,340
                                                                                                                 ------------
Service Industries 0.5%
Prime Hospitality Corp., 9.25%, 1/15/2006 ...............................................        1,000,000            990,000
                                                                                                                 ------------
Durables 2.0%
BE Aerospace, 8.0%, 3/1/2008 ............................................................        2,000,000          1,960,000
Martin Marietta Corp., 6.5%, 4/15/2003 ..................................................        1,500,000          1,569,210
                                                                                                                 ------------
                                                                                                                    3,529,210
                                                                                                                 ------------
Manufacturing 2.6%
Argo-Tech Corp., 8.625%, 10/1/2007 ......................................................        1,000,000            945,000
Columbus McKinnon Corp., 8.5%, 4/1/2008 .................................................        1,000,000            937,500
Fort James Corp., 6.625%, 9/15/2004 .....................................................        2,000,000          2,085,620
Graham Packaging Co., 8.75%, 1/15/2008 ..................................................          750,000            720,000
                                                                                                                 ------------
                                                                                                                    4,688,120
                                                                                                                 ------------
Technology 1.1%
Fairchild Semiconductor Corp., 10.125%, 3/15/2007 .......................................          100,000             90,000
Loral Corp., 8.375%, 6/15/2024 ..........................................................        1,500,000          1,823,295
                                                                                                                 ------------
                                                                                                                    1,913,295
                                                                                                                 ------------
Energy 8.4%
Anadarko Petroleum Corp., 7.0%, 11/15/2027 ..............................................        3,000,000          3,049,349
Barrett Resources Corp., 7.55%, 2/1/2007 ................................................        1,500,000          1,515,000
Chesapeake Energy Corp., 8.5%, 3/15/2012 ................................................          500,000            385,000
Dawson Production Services, Inc., 9.375%, 2/1/2007 ......................................          250,000            250,000
Lomak Petroleum, Inc., 8.75%, 1/15/2007 .................................................          250,000            235,000
Louis Dreyfus Natural Gas Corp., 6.875%, 12/1/2007 ......................................        2,500,000          2,467,300
Louisiana Land and Exploration Co., 7.65%, 12/1/2023 ....................................        2,500,000          2,732,025
Lyondell Chemical Co., 7.55%, 2/15/2026 .................................................        1,000,000            888,170
Ocean Energy, Inc., 8.375%, 7/1/2008 ....................................................        2,000,000          1,910,000
Pioneer Natural Resources Co., 7.2%, 1/15/2028 ..........................................        2,000,000          1,756,140
                                                                                                                 ------------
                                                                                                                   15,187,984
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Metals & Minerals 0.3%
AK Steel Corp., 9.125%, 12/15/2006 ......................................................          500,000            500,000
                                                                                                                 ------------
Construction 2.0%
American Standard Companies Inc., 7.625%, 2/15/2010 .....................................        1,500,000          1,447,500
NVR Inc., 8.0%, 6/1/2005 ................................................................        2,000,000          1,920,000
Nortek, Inc., 9.25%, 3/15/2007 ..........................................................          250,000            251,250
                                                                                                                 ------------
                                                                                                                    3,618,750
                                                                                                                 ------------
Transportation 2.1%
Allied Holdings Inc., 8.625%, 10/1/2007 .................................................          500,000            492,500
Continental Airlines Inc. Series 1997-1B, 7.461%, 4/1/2013 ..............................          296,860            322,345
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ........................................        1,500,000          1,537,500
Northwest Airlines Corp., 7.875%, 3/15/2008 .............................................        1,500,000          1,467,480
                                                                                                                 ------------
                                                                                                                    3,819,825
                                                                                                                 ------------
Utilities 6.2%
CalEnergy Co., Inc., 7.23%, 9/15/2005 ...................................................        2,500,000          2,559,375
Cleveland Electric Illumination Inc., 6.86%, 10/1/2008 ..................................        1,500,000          1,517,258
Niagara Mohawk Power Corp., Series E, 7.375%, 7/1/2003 ..................................        3,000,000          3,060,000
Niagara Mohawk Power Corp., Series F, 7.625%, 10/1/2005 .................................        2,000,000          2,020,000
PacifiCorp Australia LLC, 6.15%, 1/15/2008 ..............................................        2,000,000          2,048,000
                                                                                                                 ------------
                                                                                                                   11,204,633
                                                                                                                 ------------
Total Corporate Bonds (Cost $97,301,542) ................................................                          97,466,402
                                                                                                                 ------------

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $180,088,225) (a) ......................................         100.1           180,749,107
Other Assets and Liabilities, Net .......................................................          (0.1)             (308,480)
                                                                                                 ------          ------------
Net Assets ..............................................................................         100.0           180,440,627
                                                                                                 ======          ============
-----------------------------------------------------------------------------------------------------------------------------

*   Effective maturities will be shorter due to prepayments.

(a) At September 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $180,099,244 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost .........................................    $  2,723,718

    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value ............................................      (2,073,855)
                                                                 ------------
    Net unrealized appreciation .............................    $    649,863
                                                                 ============
--------------------------------------------------------------------------------
    Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the year ended September 30, 1998 aggregated $121,181,777 and $43,783,014, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $120,936,829, and $76,891,341, respectively.
--------------------------------------------------------------------------------
    The aggregate face value of futures contracts opened and closed during the year ended September 30, 1998 was $245,762,702.
--------------------------------------------------------------------------------
    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.


   The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 4.8%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 9/30/1998 at
   5.4% to be repurchased at $35,350,302 on 10/1/1998, collateralized by a
   $34,781,000 U.S. Treasury Note, 5.625%, 12/31/1999 (Cost $35,345,000) ................       35,345,000         35,345,000
                                                                                                                 ------------
U.S. TREASURY OBLIGATIONS 4.2%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 5.625%, 12/31/2002 ..................................................        7,000,000          7,341,250
U.S. Treasury Bond, 10.75%, 8/15/2005 ...................................................       12,250,000         16,730,805
U.S. Treasury Bond, 9.375%, 2/15/2006 ...................................................        2,000,000          2,607,180
U.S. Treasury Bond, 7.25%, 5/15/2016 ....................................................        3,500,000          4,344,375
                                                                                                                 ------------
Total U.S. Treasury Obligations (Cost $30,263,415) ......................................                          31,023,610
                                                                                                                 ------------

U.S. GOVERNMENT BACKED MORTGAGES** 4.6%
-----------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 6.5% with various maturities to 3/1/2026 .........       12,573,128         12,791,282
Federal National Mortgage Association, 7.0% with various maturities to 8/1/2026 .........       20,909,945         21,497,933
                                                                                                                 ------------
Total U.S. Government Backed Mortgages (Cost $32,211,640) ...............................                          34,289,215
                                                                                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS** 0.8%
-----------------------------------------------------------------------------------------------------------------------------

Residential Funding Mortgage Securities Series 1993-A2, 6.85%, 9/25/2023 ................        3,370,000          3,371,053
Ryland Mortgage Securities Corp., 8.0%, 8/25/2025 .......................................        2,815,863          2,878,340
                                                                                                                 ------------
Total Collateralized Mortgage Obligations (Cost $6,252,365) .............................                           6,249,393
                                                                                                                 ------------
FOREIGN BONDS -- U. S. $ DENOMINATED 2.4%
-----------------------------------------------------------------------------------------------------------------------------

Norsk Hydro AS, 7.75%, 6/15/2023 ........................................................        5,000,000          5,518,500
Province of Ontario Global, 6.0%, 2/21/2006 .............................................        3,000,000          3,141,090
Saga Petroleum A/S, 7.25%, 9/23/2027 ....................................................        5,000,000          4,518,600
Seagram Co., Ltd., 6.875%, 9/1/2023 .....................................................        5,000,000          4,802,200
                                                                                                                 ------------
Total Foreign Bonds -- U.S. $ Denominated (Cost $18,260,480) ............................                          17,980,390
                                                                                                                 ------------
ASSET BACKED 5.1%
-----------------------------------------------------------------------------------------------------------------------------

Automobile Receivables 0.9%
Ford Credit Automobile Trust, Series 1996-A A4, 6.75%, 9/15/2000 ........................        4,000,000          4,026,240
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 .........        3,000,000          3,028,110
                                                                                                                 ------------
                                                                                                                    7,054,350
                                                                                                                 ------------
Credit Card Receivables 2.2%
Chase Manhattan Credit Card Master Trust, Series 1996-4A, 6.73%, 2/15/2003 ..............        4,000,000          4,036,240
Citibank Credit Card Master Trust I, 6.0%, 4/10/2003 ....................................        3,500,000          3,533,086
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 .........................................        5,000,000          5,165,625


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Proffitt's, Inc. Credit Card Master Trust, 6.0%, 9/15/2004 ..............................        2,500,000          2,551,563
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/2003 .....................          833,334            834,892
                                                                                                                 ------------
                                                                                                                   16,121,406
                                                                                                                 ------------
Equipment Lease Receivables 0.9%
PBG Equipment Trust, 6.27%, 1/20/2012 ...................................................        6,304,727          6,444,120
                                                                                                                 ------------
Home Equity Loans 0.7%
First Plus Home Loan Trust, Series 1998, 6.25%, 11/10/2016 ..............................        5,000,000          5,057,813
                                                                                                                 ------------
Manufactured Housing Receivables 0.4%
Green Tree Financial Corp., Series 1997-2 B1, 7.56%, 6/15/2028 ..........................        3,000,000          3,060,938
                                                                                                                 ------------
Total Asset Backed (Cost $37,149,467)                                                                              37,738,627
                                                                                                                 ------------
CORPORATE BONDS 21.7%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 0.5%
ITT Corp., 7.375%, 11/15/2015 ...........................................................        4,000,000          3,640,680
                                                                                                                 ------------
Consumer Staples 0.7%
Bass America Inc., 6.625%, 3/1/2003 .....................................................        5,000,000          5,211,150
                                                                                                                 ------------
Communications 0.7%
WorldCom, Inc., 6.4%, 8/15/2005 .........................................................        5,000,000          5,276,100
                                                                                                                 ------------
Financial 8.7%
Associates Corp. of North America, 6.625%, 5/15/2001 ....................................        5,850,000          6,053,054
BB&T Corp., 7.05%, 5/23/2003 ............................................................        4,000,000          4,296,160
Capital One Bank, Medium Term Note, 5.95%, 2/15/2001 ....................................        4,000,000          3,999,960
First USA Bank, 5.85%, 2/22/2001 ........................................................        3,000,000          3,049,470
First Union Corporation, 8.125%, 6/24/2002 ..............................................        2,500,000          2,735,600
Fleet Financial Group, 6.875%, 1/15/2028 ................................................        4,000,000          4,083,560
Ford Motor Credit Co., 6.125%, 4/28/2003 ................................................        5,000,000          5,177,750
General Electric Capital Corp., Medium Term Note, 6.02%, 5/4/2001 .......................        4,000,000          4,004,000
Home Savings of America, 6.0%, 11/1/2000 ................................................        3,000,000          3,035,280
ICI Investments, 6.75%, 8/7/2002 ........................................................        4,000,000          4,180,000
Lehman Brothers Holding Corp., Medium Term Note, 6.33%, 8/1/2000 ........................        3,500,000          3,491,250
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ....................        3,000,000          3,205,800
Meditrust Corp., 7.0%, 8/15/2007 ........................................................        5,000,000          4,395,150
Prudential Insurance Co., 6.375%, 7/23/2006 .............................................        3,000,000          3,075,000
Simon Property Group, Inc., 6.625%, 6/15/2003 ...........................................        7,000,000          7,055,370
Wells Fargo & Co., 6.875%, 4/1/2006 .....................................................        2,000,000          2,158,800
                                                                                                                 ------------
                                                                                                                   63,996,204
                                                                                                                 ------------
Media 3.7%
Cox Communications, Inc., 6.85%, 1/15/2018 ..............................................        5,000,000          5,165,000
News America Inc., 7.25%, 5/18/2018 .....................................................        5,000,000          4,990,200
TCA Cable TV, Inc., 6.53%, 2/1/2028 .....................................................        4,000,000          4,094,760
Tele-Communications Inc., 8.0%, 8/1/2005 ................................................        4,000,000          4,571,280
Time Warner, Inc., 9.125%, 1/15/2013 ....................................................        4,500,000          5,650,604
Time Warner, Inc., 6.875%, 6/15/2018 ....................................................        3,000,000          3,099,960
                                                                                                                 ------------
                                                                                                                   27,571,804
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Durables 0.6%
Martin Marietta Corp., 6.5%, 4/15/2003 ..................................................        3,000,000          3,138,420
McDonnell Douglas Corp., 9.75%, 4/1/2012 ................................................        1,000,000          1,357,710
                                                                                                                 ------------
                                                                                                                    4,496,130
                                                                                                                 ------------
Manufacturing 0.7%
Fort James Corp., 6.625%, 9/15/2004 .....................................................        5,000,000          5,214,050
                                                                                                                 ------------
Technology 1.0%
Loral Corp., 8.375%, 6/15/2024 ..........................................................        6,000,000          7,293,180
                                                                                                                 ------------
Energy 2.5%
Anadarko Petroleum Corp., 5.875%, 10/15/2003 ............................................        5,000,000          5,049,850
Louisiana Land and Exploration Co., 7.65%, 12/1/2023 ....................................        5,000,000          5,464,050
PanEnergy Corp., 7.375%, 9/15/2003 ......................................................        4,150,000          4,530,016
Pioneer Natural Resources Co., 7.2%, 1/15/2028 ..........................................        4,000,000          3,512,280
                                                                                                                 ------------
                                                                                                                   18,556,196
                                                                                                                 ------------
Transportation 1.3%
AMR Corp., 9.75%, 8/15/2021 .............................................................        2,500,000          3,181,150
Continental Airlines Inc., Series 1997-1A, 7.461%, 4/1/2015 .............................        5,450,575          6,113,365
                                                                                                                 ------------
                                                                                                                    9,294,515
                                                                                                                 ------------
Utilities 1.3%
PacifiCorp Australia LLC, 6.15%, 1/15/2008 ..............................................        6,000,000          6,144,000
Public Service Co. of Colorado, 6.0%, 4/15/2003 .........................................        3,500,000          3,633,560
                                                                                                                 ------------
                                                                                                                    9,777,560
                                                                                                                 ------------
Total Corporate Bonds (Cost $155,752,817)                                                                         160,327,569
                                                                                                                 ------------
CONVERTIBLE BONDS 0.8%
-----------------------------------------------------------------------------------------------------------------------------

Media
Advertising
Interpublic Group of Companies Inc., 1.8%, 9/16/2004 (Cost $5,777,938) ..................        7,000,000          6,212,500
                                                                                                                 ------------
CONVERTIBLE PREFERRED STOCKS 0.1%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Financial 0.0%
Consumer Finance
Advanta Corp., Depository Shares, 6.75% .................................................           17,654            220,675
                                                                                                                 ------------
Manufacturing 0.1%
Containers & Paper 0.0%
International Paper Co. 5.25% ...........................................................            2,100            101,850
                                                                                                                 ------------
Industrial Specialty 0.1%
Cooper Industries, Inc. 6.0% ............................................................           31,300            402,988
                                                                                                                 ------------
Total Convertible Preferred Stocks (Cost $1,180,748) ....................................                             725,513
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS 0.1%
-----------------------------------------------------------------------------------------------------------------------------

Financial
Real Estate
ProLogis Trust (REIT), 7.0% (Cost $480,685) .............................................           18,900            543,375
                                                                                                                 ------------

COMMON STOCKS 54.4%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.9%
Department & Chain Stores 1.9%
J.C. Penney Co., Inc. ...................................................................          118,100          5,307,119
May Department Stores ...................................................................           72,200          3,718,300
Sears, Roebuck & Co. ....................................................................          114,600          5,063,887
                                                                                                                 ------------
                                                                                                                   14,089,306
                                                                                                                 ------------
Hotels & Casinos 0.0%
Homestead Village, Inc.* ................................................................           15,033            128,720
                                                                                                                 ------------
Consumer Staples 2.5%
Food & Beverage 1.8%
H.J. Heinz Co. ..........................................................................          197,350         10,089,519
Unilever NV (New York shares) ...........................................................           52,300          3,203,375
                                                                                                                 ------------
                                                                                                                   13,292,894
                                                                                                                 ------------
Package Goods/Cosmetics 0.7%
Avon Products Inc. ......................................................................          194,600          5,460,963
                                                                                                                 ------------
Health 3.7%
Pharmaceuticals
American Home Products Corp. ............................................................          214,000         11,208,250
Bristol-Myers Squibb Co. ................................................................           73,200          7,603,650
SmithKline Beecham PLC (ADR) ............................................................           78,400          4,292,400
Zeneca Group PLC ........................................................................          122,100          4,316,189
                                                                                                                 ------------
                                                                                                                   27,420,489
                                                                                                                 ------------
Communications 5.8%
Telephone/Communications
Alltel Corp. ............................................................................          111,500          5,282,313
Bell Atlantic Corp. .....................................................................          189,864          9,196,538
BellSouth Corp. .........................................................................           91,700          6,900,425
Frontier Corp. ..........................................................................          156,500          4,284,187
GTE Corp. ...............................................................................          160,200          8,811,000
Sprint Corp. ............................................................................          113,500          8,172,000
                                                                                                                 ------------
                                                                                                                   42,646,463
                                                                                                                 ------------
Financial 11.0%
Banks 4.9%
Bank One Corp. ..........................................................................          106,950          4,558,744
Bankers Trust New York Corp. ............................................................           33,800          1,994,200
Chase Manhattan Corp. ...................................................................           87,500          3,784,375
First Union Corp. .......................................................................          179,166          9,171,060


   The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Fleet Financial Group Inc. ..............................................................           42,900          3,150,469
KeyCorp .................................................................................          117,000          3,378,375
NationsBank Corp. .......................................................................          133,100          7,120,850
US Bancorp ..............................................................................           83,400          2,965,912
                                                                                                                 ------------
                                                                                                                   36,123,985
                                                                                                                 ------------
Insurance 1.7%
EXEL Ltd. "A" ...........................................................................          105,605          6,653,115
Lincoln National Corp. ..................................................................           34,700          2,854,075
Safeco Corp. ............................................................................           69,000          2,876,437
                                                                                                                 ------------
                                                                                                                   12,383,627
                                                                                                                 ------------
Consumer Finance 0.1%
Associates First Capital Corp. ..........................................................                1                 65
SLM Holding Corp. .......................................................................           16,000            519,000
                                                                                                                 ------------
                                                                                                                      519,065
                                                                                                                 ------------
Other Financial Companies 0.8%
Federal National Mortgage Association ...................................................           97,500          6,264,375
                                                                                                                 ------------
Real Estate 3.5%
Arden Realty Group, Inc. (REIT) .........................................................           85,900          1,916,644
Boston Properties, Inc. (REIT) ..........................................................           63,800          1,818,300
Equity Office Properties Trust (REIT) ...................................................          172,900          4,236,050
Equity Residential Properties Trust (REIT) ..............................................           97,200          4,100,625
General Growth Properties, Inc. (REIT) ..................................................          116,100          4,136,062
Health Care Property Investment Inc. (REIT) .............................................           66,600          2,197,800
Nationwide Health Properties Inc. (REIT) ................................................          101,600          2,286,000
ProLogis Trust (REIT) ...................................................................          237,754          5,379,184
                                                                                                                 ------------
                                                                                                                   26,070,665
                                                                                                                 ------------
Miscellaneous 0.0%
Jardine Strategic Holdings Ltd.* ........................................................           46,690             51,359
                                                                                                                 ------------
Service Industries 0.6%
Environmental Services
Browning Ferris Industries ..............................................................          147,700          4,467,925
                                                                                                                 ------------
Durables 6.0%
Aerospace 2.0%
Lockheed Martin Corp. ...................................................................           60,909          6,140,389
Northrop Grumman Corp. ..................................................................           65,400          4,774,200
Rockwell International Corp. (New) ......................................................          115,900          4,186,886
                                                                                                                 ------------
                                                                                                                   15,101,475
                                                                                                                 ------------
Automobiles 2.6%
Dana Corp. ..............................................................................          142,328          5,310,614
Ford Motor Co. ..........................................................................          254,200         11,931,513
Meritor Automotive, Inc. ................................................................          129,266          1,947,069
                                                                                                                 ------------
                                                                                                                   19,189,196
                                                                                                                 ------------
Construction/Agricultural Equipment 0.7%
Caterpillar Inc. ........................................................................           42,900          1,911,731
PACCAR, Inc. ............................................................................           74,700          3,076,706
                                                                                                                 ------------
                                                                                                                    4,988,437
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Tires 0.7%
Goodyear Tire & Rubber Co. ..............................................................           98,100          5,039,887
                                                                                                                 ------------
Manufacturing 7.1%
Chemicals 2.5%
Akzo Nobel N.V. (ADR)* ..................................................................           93,200          3,273,650
E.I. du Pont de Nemours & Co. ...........................................................           26,300          1,476,088
Eastman Chemical Co. ....................................................................           63,600          3,207,825
Imperial Chemical Industries PLC (ADR) (New) ............................................          208,700          6,626,230
Lyondell Petrochemical Co. ..............................................................          166,900          3,713,525
                                                                                                                 ------------
                                                                                                                   18,297,318
                                                                                                                 ------------
Containers & Paper 0.5%
Boise Cascade Corp. .....................................................................            2,643             66,901
Temple-Inland, Inc. .....................................................................           74,300          3,557,111
                                                                                                                 ------------
                                                                                                                    3,624,012
                                                                                                                 ------------
Diversified Manufacturing 0.6%
Canadian Pacific Ltd. (Ord.) ............................................................           97,000          2,018,912
Olin Corp. ..............................................................................           80,500          2,309,344
                                                                                                                 ------------
                                                                                                                    4,328,256
                                                                                                                 ------------
Electrical Products 0.3%
Thomas & Betts Corp. ....................................................................           57,100          2,173,368
                                                                                                                 ------------
Industrial Specialty 0.8%
Corning Inc. ............................................................................          211,300          6,220,144
                                                                                                                 ------------
Machinery/Components/Controls 0.2%
Parker-Hannifin Group ...................................................................           52,500          1,558,594
                                                                                                                 ------------
Office Equipment/Supplies 1.4%
Xerox Corp. .............................................................................          124,700         10,568,325
                                                                                                                 ------------
Specialty Chemicals 0.8%
BetzDearborn Inc. .......................................................................           55,300          3,822,613
Witco Corp. .............................................................................          101,100          2,123,100
                                                                                                                 ------------
                                                                                                                    5,945,713
                                                                                                                 ------------
Energy 5.4%
Oil Companies 4.5%
British Petroleum PLC (ADR) .............................................................           53,400          4,659,150
Mobil Corp. .............................................................................           17,800          1,351,687
Pennzoil Co. ............................................................................            8,500            298,031
Royal Dutch Petroleum Co. (New York shares) .............................................           53,200          2,533,650
Societe Nationale Elf Aquitaine (ADR) ...................................................          108,781          6,764,818
Texaco Inc. .............................................................................          124,000          7,773,249
Total SA (ADR) ..........................................................................           88,701          5,571,532
YPF S.A. "D" (ADR) ......................................................................          158,500          4,121,000
                                                                                                                 ------------
                                                                                                                   33,073,117
                                                                                                                 ------------
Oil/Gas Transmission 0.9%
Williams Cos., Inc. .....................................................................          243,100          6,989,125
                                                                                                                 ------------
Metals & Minerals 1.0%
Steel & Metals
Allegheny Teledyne Inc. .................................................................          202,435          3,605,873
Freeport McMoRan Copper & Gold, Inc. "A" ................................................           99,000          1,157,062


   The accompanying notes are an integral part of the financial statements

AARP BALANCED STOCK AND BOND FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Oregon Steel Mills, Inc. ................................................................          101,500          1,192,625
Phelps Dodge Corp. ......................................................................           21,900          1,142,906
                                                                                                                 ------------
                                                                                                                    7,098,466
                                                                                                                 ------------
Construction 1.9%
Building Products 0.7%
Georgia Pacific Group ...................................................................          108,100          4,932,062
                                                                                                                 ------------
Forest Products 1.2%
Georgia Pacific Timber Group ............................................................           73,500          1,428,656
Westvaco Corp. ..........................................................................           77,300          1,855,200
Weyerhaeuser Co. ........................................................................          126,400          5,332,500
                                                                                                                 ------------
                                                                                                                    8,616,356
                                                                                                                 ------------
Transportation 1.4%
Airlines 0.3%
Air New Zealand Ltd. "B" ................................................................        3,200,000          2,530,275
                                                                                                                 ------------
Marine Transportation 0.4%
Knightsbridge Tankers Ltd. ..............................................................          137,500          2,956,250
                                                                                                                 ------------
Railroads 0.7%
CSX Corp. ...............................................................................          128,700          5,413,444
                                                                                                                 ------------
Utilities 5.4%
Electric Utilities
CINergy Corp. ...........................................................................          160,400          6,135,300
Duke Energy Corp. .......................................................................          100,189          6,631,259
PacifiCorp ..............................................................................          246,100          4,722,044
PowerGen PLC (ADR) ......................................................................           13,600            812,600
Southern Co. ............................................................................          181,000          5,328,187
TNP Enterprises, Inc. ...................................................................          216,500          7,563,969
Unicom Corp. ............................................................................          166,300          6,215,462
Wisconsin Energy Corp. ..................................................................           83,400          2,632,312
                                                                                                                 ------------
                                                                                                                   40,041,133
                                                                                                                 ------------
Miscellaneous 0.7%
Miscellaneous
Archstone Communities Trust .............................................................          243,962          4,970,726
                                                                                                                 ------------
Total Common Stocks (Cost $356,650,350) .................................................                         402,575,515
                                                                                                                 ------------

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $679,324,905) (a) ......................................          99.0           733,010,707
Other Assets and Liabilities, Net .......................................................           1.0             7,051,884
                                                                                                 ------          ------------
Net Assets ..............................................................................         100.0           740,062,591
                                                                                                 ======          ============
-----------------------------------------------------------------------------------------------------------------------------

   * Non income producing security

  ** Effective maturities will be shorter due to prepayments.


   The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) At September 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $679,277,102 was as follows:

      Aggregate gross unrealized appreciation for
        all investments in which there is an excess of value
        over tax cost .........................................  $  87,610,713

      Aggregate gross unrealized depreciation for
        all investments in which there is an excess of tax
        cost over value .......................................    (33,877,108)
                                                                 -------------
      Net unrealized appreciation .............................  $  53,733,605
                                                                 =============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the year ended September 30, 1998 aggregated $396,850,618 and $250,098,817, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $127,455,421 and $138,491,270, respectively.
--------------------------------------------------------------------------------
      The aggregate face value of futures contracts opened and closed during the year ended September 30, 1998 was $656,847,635.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.


   The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 0.7%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 9/30/1998 at
   5.4% to be repurchased at $44,952,742 on 10/1/1998, collateralized by a
   $44,323,000 U. S. Treasury Bond, 5.375%, 7/31/2000 (Cost $44,946,000) ................       44,946,000         44,946,000
                                                                                                              ---------------
COMMERCIAL PAPER 1.6%
-----------------------------------------------------------------------------------------------------------------------------

Financial 0.8%
Other Financial Companies
Madison Funding Corp., 5.54%, 10/22/1998 ................................................       50,000,000         49,838,417
                                                                                                              ---------------
Miscellaneous 0.8%
Barclays U.S. Funding Corp., 5.55%, 10/1/1998 ...........................................       50,000,000         50,000,000
                                                                                                              ---------------
Total Commercial Paper (Cost $99,838,417) ...............................................                          99,838,417
                                                                                                              ---------------
CONVERTIBLE BONDS 1.2%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 0.2%
Department & Chain Stores
Federated Department Stores, Inc., Debenture, 5.0%, 10/1/2003* ..........................       11,748,000         12,658,470
                                                                                                              ---------------
Consumer Staples 0.5%
Miscellaneous
Ralston Purina Group, 7.0%, 8/1/2000 ....................................................          490,000         29,890,000
                                                                                                              ---------------
Financial 0.2%
Real Estate
Security Capital Corp., 6.5%, 3/29/2016* (b) (c) ........................................       18,250,000         13,528,725
                                                                                                              ---------------
Durables 0.1%
Automobiles
Magna International, Inc., 5.0%, 10/15/2002* ............................................        6,800,000          7,318,500
                                                                                                              ---------------
Manufacturing 0.2%
Industrial Specialty
Omnicom Group Inc., 2.25%, 1/6/2013 .....................................................       12,500,000         14,203,125
                                                                                                              ---------------
Total Convertible Bonds (Cost $81,548,135) ..............................................                          77,598,820
                                                                                                              ---------------

CONVERTIBLE PREFERRED STOCKS 0.8%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Consumer Staples 0.6%
Food & Beverage
Suiza Foods Corp. 5.5%* .................................................................        1,238,000         40,854,000
                                                                                                              ---------------
Financial 0.0%
Consumer Finance
Advanta Corp., Depository Shares, 6.75% .................................................           68,801            860,013
                                                                                                              ---------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Manufacturing 0.1%
Containers & Paper 0.0%
International Paper Co. 5.25% ...........................................................           50,200          2,434,700
                                                                                                              ---------------
Industrial Specialty 0.1%
Cooper Industries, Inc. 6.0% ............................................................          652,400          8,399,650
                                                                                                              ---------------
Metals & Minerals 0.1%
Precious Metals 0.1%
Freeport McMoRan Copper & Gold, Inc., Cum. $1.25 ........................................          500,000          8,062,500
                                                                                                              ---------------
Total Convertible Preferred Stocks (Cost $88,263,037) ...................................                          60,610,863
                                                                                                              ---------------
PREFERRED STOCKS 0.1%
-----------------------------------------------------------------------------------------------------------------------------

Financial
Real Estate
ProLogis Trust (REIT), 7.0% (Cost $8,080,381) ...........................................          321,500          9,243,125
                                                                                                              ---------------
COMMON STOCKS 94.6%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 3.6%
Department & Chain Stores
Federated Department Stores, Inc.* ......................................................          242,900          8,835,488
J.C. Penney Co., Inc. ...................................................................        1,843,800         82,855,763
May Department Stores ...................................................................        1,127,300         58,055,950
Sears, Roebuck & Co. ....................................................................        1,888,300         83,439,256
                                                                                                              ---------------
                                                                                                                  233,186,457
                                                                                                              ---------------
Consumer Staples 4.1%
Food & Beverage 2.9%
H.J. Heinz Co. ..........................................................................        2,630,700        134,494,538
Suiza Foods Corp.* ......................................................................           93,500          2,921,875
Unilever NV (New York shares) ...........................................................          839,200         51,401,000
                                                                                                              ---------------
                                                                                                                  188,817,413
                                                                                                              ---------------
Package Goods/Cosmetics 1.2%
Avon Products Inc. ......................................................................        2,743,000         76,975,438
                                                                                                              ---------------
Health 6.6%
Pharmaceuticals
American Home Products Corp. ............................................................        3,406,900        178,436,388
Bristol-Myers Squibb Co. ................................................................        1,201,500        124,805,813
SmithKline Beecham PLC (ADR) ............................................................        1,163,600         63,707,100
Zeneca Group PLC ........................................................................        1,700,611         60,115,955
Zeneca Group PLC (Sponsored ADR) ........................................................           13,009            455,315
                                                                                                              ---------------
                                                                                                                  427,520,571
                                                                                                              ---------------
Communications 10.8%
Telephone/Communications
Alltel Corp. ............................................................................        1,896,300         89,837,213
Bell Atlantic Corp. .....................................................................        3,404,480        164,904,500
BellSouth Corp. .........................................................................        1,480,200        111,385,050


   The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Compania de Telefonos de Chile, S.A. (ADR) (New) ........................................           52,190            998,134
Frontier Corp. ..........................................................................        2,579,900         70,624,763
GTE Corp. ...............................................................................        2,180,100        119,905,500
Sprint Corp. ............................................................................        1,870,600        134,683,200
                                                                                                              ---------------
                                                                                                                  692,338,360
                                                                                                              ---------------
Financial 20.3%
Banks 9.6%
Banc One Corp. ..........................................................................        1,697,050         72,336,756
BankAmerica Corp. .......................................................................          251,000         15,091,375
Bankers Trust New York Corp. ............................................................          530,000         31,270,000
Chase Manhattan Corp. ...................................................................        1,402,400         60,653,800
First Chicago NBD Corp. .................................................................          279,400         19,138,900
First Union Corp. .......................................................................        2,849,474        145,857,450
Fleet Financial Group Inc. ..............................................................          695,300         51,061,094
KeyCorp .................................................................................        1,728,000         49,896,000
NationsBank Corp. .......................................................................        2,133,800        114,158,300
US Bancorp ..............................................................................        1,601,000         56,935,563
                                                                                                              ---------------
                                                                                                                  616,399,238
                                                                                                              ---------------
Insurance 3.1%
EXEL Ltd. "A" ...........................................................................        1,749,617        110,225,871
Lincoln National Corp. ..................................................................          556,400         45,763,900
Safeco Corp. ............................................................................        1,087,000         45,314,313
                                                                                                              ---------------
                                                                                                                  201,304,084
                                                                                                              ---------------
Consumer Finance 0.1%
SLM Holding Corp. .......................................................................          255,400          8,284,538
                                                                                                              ---------------
Other Financial Companies 1.5%
Federal National Mortgage Association ...................................................        1,493,400         95,950,950
                                                                                                              ---------------
Real Estate 6.0%
Acadia Realty Trust (REIT) ..............................................................           31,100            186,600
Arden Realty Group, Inc. ................................................................        1,298,700         28,977,244
Avalon Bay Communities Inc. (REIT) ......................................................          380,923         12,975,190
Boston Properties, Inc. (REIT) ..........................................................          988,900         28,183,650
Camden Property Trust (REIT) ............................................................          386,200         10,789,463
Equity Office Properties Trust (REIT) ...................................................        1,679,200         41,140,400
General Growth Properties, Inc. (REIT) (d) ..............................................        2,004,900         71,424,563
Health Care Property Investment Inc. (REIT) .............................................          409,800         13,523,400
Nationwide Health Properties Inc. (REIT) ................................................          876,600         19,723,500
Prentiss Properties Trust (REIT) ........................................................        1,279,100         30,538,513
ProLogis Trust (REIT) ...................................................................        2,816,172         63,715,892
Security Capital Group, Inc.* (b) (c) ...................................................           17,398         14,881,839
Security Capital US Realty (REIT) .......................................................        2,688,521         28,767,175
Spieker Properties, Inc. ................................................................          150,000          5,512,500
Vornado Realty Trust (REIT) .............................................................          464,000         15,370,000
                                                                                                              ---------------
                                                                                                                  385,709,929
                                                                                                              ---------------
Miscellaneous 0.0%
Jardine Strategic Holdings Ltd. .........................................................        1,263,327          1,389,660
                                                                                                              ---------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Service Industries 1.1%
Environmental Services
Browning Ferris Industries ..............................................................        2,396,800         72,503,200
                                                                                                              ---------------
Durables 9.7%
Aerospace 2.6%
Lockheed Martin Corp. ...................................................................        1,001,823        100,996,281
Rockwell International Corp. (New) ......................................................        1,871,000         67,589,875
                                                                                                              ---------------
                                                                                                                  168,586,156
                                                                                                              ---------------
Automobiles 4.6%
Dana Corp. ..............................................................................        2,030,994         75,781,464
Ford Motor Co. ..........................................................................        4,037,200        189,496,075
Meritor Automotive, Inc. ................................................................        2,078,466         31,306,894
                                                                                                              ---------------
                                                                                                                  296,584,433
                                                                                                              ---------------
Construction/Agricultural Equipment 1.2%
Caterpillar Inc. ........................................................................          688,400         30,676,825
PACCAR, Inc. ............................................................................        1,133,200         46,673,675
                                                                                                              ---------------
                                                                                                                   77,350,500
                                                                                                              ---------------
Tires 1.3%
Goodyear Tire & Rubber Co. ..............................................................        1,599,000         82,148,625
                                                                                                              ---------------
Manufacturing 13.2%
Chemicals 4.4%
Akzo Nobel N.V. .........................................................................        1,431,100         50,918,008
E.I. du Pont de Nemours & Co. ...........................................................          414,200         23,246,975
Eastman Chemical Co. ....................................................................          945,000         47,663,438
Imperial Chemical Industries PLC ........................................................       12,731,122        100,285,432
Lyondell Petrochemical Co. ..............................................................        2,707,100         60,232,975
                                                                                                              ---------------
                                                                                                                  282,346,828
                                                                                                              ---------------
Containers & Paper 1.4%
Boise Cascade Corp. .....................................................................        1,235,281         31,268,050
Temple-Inland, Inc. .....................................................................        1,191,800         57,057,425
                                                                                                              ---------------
                                                                                                                   88,325,475
                                                                                                              ---------------
Diversified Manufacturing 0.6%
Olin Corp. ..............................................................................        1,351,500         38,771,156
                                                                                                              ---------------
Electrical Products 0.6%
Thomas & Betts Corp. ....................................................................        1,014,600         38,618,213
                                                                                                              ---------------
Industrial Specialty 1.6%
Corning Inc. ............................................................................        3,482,800        102,524,925
                                                                                                              ---------------
Machinery/Components/Controls 0.7%
Parker-Hannifin Group ...................................................................          841,200         24,973,125
S.K.F. AB "B" (Free) ....................................................................        1,401,200         17,339,593
                                                                                                              ---------------
                                                                                                                   42,312,718
                                                                                                              ---------------
Office Equipment/Supplies 2.6%
Xerox Corp. .............................................................................        1,999,250        169,436,438
                                                                                                              ---------------


   The accompanying notes are an integral part of the financial statements

AARP GROWTH AND INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Specialty Chemicals 1.3%
BetzDearborn Inc. .......................................................................          709,000         49,009,625
Witco Corp. .............................................................................        1,649,900         34,647,900
                                                                                                              ---------------
                                                                                                                   83,657,525
                                                                                                              ---------------
Energy 11.1%
Oil Companies 9.6%
Amoco Corp. .............................................................................          884,200         47,636,275
British Petroleum PLC ...................................................................        5,287,524         80,875,372
Chevron Corp. ...........................................................................          440,400         37,021,125
Mobil Corp. .............................................................................          278,200         21,125,813
Pennzoil Co. ............................................................................          213,500          7,485,844
Royal Dutch Petroleum Co. (New York shares) .............................................          785,500         37,409,438
Societe Nationale Elf Aquitaine .........................................................          759,800         93,768,963
Texaco Inc. .............................................................................        1,875,400        117,564,126
Total S.A. "B" ..........................................................................          558,448         70,415,654
Total S.A. (ADR) ........................................................................          569,496         35,771,468
YPF S.A. "D" (ADR) ......................................................................        2,542,400         66,102,400
                                                                                                              ---------------
                                                                                                                  615,176,478
                                                                                                              ---------------
Oil/Gas Transmission 1.5%
Williams Cos., Inc. .....................................................................        3,294,400         94,714,000
                                                                                                              ---------------
Metals & Minerals 1.1%
Steel & Metals
Allegheny Teledyne Inc. .................................................................        3,293,210         58,660,303
Freeport McMoRan Copper & Gold, Inc. "A" ................................................          579,010          6,767,179
J & L Specialty Steel, Inc. .............................................................        1,596,700          8,282,881
                                                                                                              ---------------
                                                                                                                   73,710,363
                                                                                                              ---------------
Construction 3.3%
Building Products 1.3%
Georgia Pacific Group ...................................................................        1,778,300         81,134,938
                                                                                                              ---------------
Forest Products 2.0%
Georgia Pacific Timber Group ............................................................        1,186,200         23,056,763
Westvaco Corp. ..........................................................................          889,200         21,340,800
Weyerhaeuser Co. ........................................................................        2,041,500         86,125,781
                                                                                                              ---------------
                                                                                                                  130,523,344
                                                                                                              ---------------
Transportation 2.0%
Railroads
Canadian Pacific Ltd. ...................................................................        1,543,900         32,134,010
CSX Corp. ...............................................................................        2,051,700         86,299,631
Norfolk Southern Corp. ..................................................................          423,300         12,302,156
                                                                                                              ---------------
                                                                                                                  130,735,797
                                                                                                              ---------------
Utilities 7.7%
Electric Utilities
CINergy Corp. ...........................................................................        2,326,600         88,992,450
Duke Energy Corp. .......................................................................        1,606,820        106,351,399
PacifiCorp ..............................................................................        3,722,000         71,415,875
PowerGen PLC ............................................................................          232,159          3,452,352
PowerGen PLC (ADR) ......................................................................          239,603         14,316,279


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Southern Co. ............................................................................        2,937,100         86,460,881
Unicom Corp. ............................................................................        2,316,000         86,560,500
Wisconsin Energy Corp. ..................................................................        1,183,600         37,357,375
                                                                                                              ---------------
                                                                                                                  494,907,111
                                                                                                              ---------------
Total Common Stocks (Cost $5,176,557,804) ...............................................                       6,091,944,861
                                                                                                              ---------------

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $5,499,233,774) (a) ....................................          99.0         6,384,182,086
Other Assets and Liabilities, Net .......................................................           1.0            67,685,226
                                                                                                 ------       ---------------
Net Assets ..............................................................................         100.0         6,451,867,312
                                                                                                 ======       ===============
-----------------------------------------------------------------------------------------------------------------------------

  * Non income producing security

(a) At September 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $5,496,933,579 was as follows:

    Aggregate gross unrealized appreciation for
      all investments in which there is an excess of
      value over tax cost .................................    $1,354,825,384

    Aggregate gross unrealized depreciation for
      all investments in which there is an excess of
      tax cost over value .................................      (467,576,877)
                                                               --------------
    Net unrealized appreciation ...........................    $  887,248,507
                                                               ==============

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $22,458,246 (0.35% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at September 30, 1998 was $29,200,000. These securities may also have certain restrictions as to resale.

(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at September 30, 1998, amounted to $22,458,246 which represents 0.35% of net assets. Information concerning such restricted securities at September 30, 1998 is as follows:

                          Security                        Acquisition Date                 Cost ($)
                          --------                        ----------------                 --------
        Security Capital Group, Inc.                         4/19/1996                    10,950,000
        Security Capital Group, Inc., 6.5%, 3/29/2016        4/19/1996                    18,250,000

(d) Affiliated Issuer (See Notes to Financial Statements)

--------------------------------------------------------------------------------
    Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1998, aggregated $3,084,973,865 and $2,777,870,646, respectively.
--------------------------------------------------------------------------------
    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.


   The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 4.5%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 9/30/1998 at 5.45% to be repurchased at $5,587,846 on 10/1/1998, collateralized by a
   $4,845,000 U.S. Treasury Note, 6.875%, 5/15/2006 (Cost $5,587,000) ...................        5,587,000          5,587,000
                                                                                                                 ------------
U.S. TREASURY OBLIGATIONS 0.2%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bill, 4.38%, 11/5/1998 (b) (Cost $214,006) ................................          215,000            214,142
                                                                                                                 ------------
COMMON STOCKS 98.4%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 5.6%
Apparel & Shoes 0.1%
Fruit of the Loom, Inc. "A" .............................................................              300              4,519
Liz Claiborne Inc. ......................................................................              400             10,475
Nike, Inc. "B" ..........................................................................            2,500             92,031
                                                                                                                 ------------
                                                                                                                      107,025
                                                                                                                 ------------
Department & Chain Stores 4.6%
CVS Corp. ...............................................................................            2,700            118,294
Consolidated Stores Corp. ...............................................................              300              5,888
Costco Companies, Inc. ..................................................................            2,100             99,488
Dayton Hudson Corp. .....................................................................            6,500            232,375
Dillard's Inc. ..........................................................................              100              2,831
Dollar General Corp. ....................................................................            2,375             63,234
Gap Inc. ................................................................................            6,200            327,050
Home Depot, Inc. ........................................................................           19,600            774,200
J.C. Penney Co., Inc. ...................................................................           14,500            651,594
K-mart Corp. ............................................................................            2,800             33,425
Kohl's Corp. ............................................................................              700             27,300
Limited Inc. ............................................................................            5,700            125,044
Longs Drug Stores, Inc. .................................................................              600             24,113
Lowe's Companies, Inc. ..................................................................            5,400            171,788
May Department Stores ...................................................................            5,400            278,100
Nordstrom, Inc. .........................................................................            1,800             44,550
Rite Aid Corp. ..........................................................................            3,700            131,350
Sears, Roebuck & Co. ....................................................................            7,200            318,150
TJX Companies, Inc. (New) ...............................................................            6,000            106,875
Wal-Mart Stores Inc. ....................................................................           34,400          1,879,100
Walgreen Co. ............................................................................            6,500            286,406
                                                                                                                 ------------
                                                                                                                    5,701,155
                                                                                                                 ------------
Home Furnishings 0.3%
Newell Companies Inc. ...................................................................            1,300             59,881
Rubbermaid, Inc. ........................................................................            3,500             83,781
Tupperware Corp. ........................................................................           18,600            218,550
                                                                                                                 ------------
                                                                                                                      362,212
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Hotels & Casinos 0.0%
Hilton Hotels Corp. .....................................................................            1,800             30,713
Marriott International, Inc. "A" ........................................................            1,500             35,813
                                                                                                                 ------------
                                                                                                                       66,526
                                                                                                                 ------------
Recreational Products 0.2%
Brunswick Corp. .........................................................................            7,300             94,444
Hasbro, Inc. ............................................................................            1,050             30,975
Mattel Inc. .............................................................................            3,000             84,000
                                                                                                                 ------------
                                                                                                                      209,419
                                                                                                                 ------------
Restaurants 0.3%
Darden Restaurants Inc. .................................................................              100              1,600
McDonald's Corp. ........................................................................            5,500            328,281
Tricon Global Restaurants ...............................................................            1,820             70,980
Wendy's International, Inc. .............................................................              100              2,219
                                                                                                                 ------------
                                                                                                                      403,080
                                                                                                                 ------------
Specialty Retail 0.1%
AutoZone, Inc. ..........................................................................              100              2,463
Circuit City Stores Inc. ................................................................              100              3,331
Pep Boys -- Manny, Moe & Jack ...........................................................              100              1,338
Tandy Corp. .............................................................................            1,700             90,950
Toys "R" Us Inc. ........................................................................              100              1,619
                                                                                                                 ------------
                                                                                                                       99,701
                                                                                                                 ------------
Miscellaneous 0.0%
Fortune Brands, Inc. ....................................................................              400             11,850
                                                                                                                 ------------
Consumer Staples 8.6%
Alcohol & Tobacco 0.3%
Anheuser-Busch Companies, Inc. ..........................................................            5,100            275,400
Seagram Co., Ltd. .......................................................................            2,000             57,375
                                                                                                                 ------------
                                                                                                                      332,775
                                                                                                                 ------------
Consumer Electronic & Photographic Products 0.5%
Eastman Kodak Co. .......................................................................            6,600            510,263
Maytag Corp. ............................................................................            1,400             66,850
Polaroid Corp. ..........................................................................              100              2,456
Whirlpool Corp. .........................................................................              800             37,600
                                                                                                                 ------------
                                                                                                                      617,169
                                                                                                                 ------------
Consumer Specialties 0.4%
American Greeting Corp., "A" ............................................................              300             11,869
Jostens, Inc. ...........................................................................           21,300            441,975
                                                                                                                 ------------
                                                                                                                      453,844
                                                                                                                 ------------
Farming 0.0%
Archer-Daniels-Midland Co. ..............................................................              110              1,843
Pioneer Hi-Bred International, Inc. .....................................................              540             14,175
                                                                                                                 ------------
                                                                                                                       16,018
                                                                                                                 ------------
Food & Beverage 4.4%
Agribrands International, Inc. ..........................................................               20                473
Albertson's Inc. ........................................................................            1,900            102,838
American Stores Co. .....................................................................              500             16,094


   The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Bestfoods ...............................................................................            1,800             87,188
Campbell Soup Co. .......................................................................            3,900            195,731
Coca-Cola Co., Inc. .....................................................................           36,100          2,080,263
ConAgra Inc. ............................................................................            6,100            164,319
General Mills, Inc. .....................................................................            5,400            378,000
Giant Food, Inc. "A" ....................................................................              100              4,319
H.J. Heinz Co. ..........................................................................            5,000            255,625
Hershey Foods Corp. .....................................................................              100              6,844
Kellogg Co. .............................................................................           10,200            335,963
PepsiCo Inc. ............................................................................           24,300            715,331
Quaker Oats Co. .........................................................................            4,300            253,700
Ralston Purina Group ....................................................................            1,000             29,250
SUPERVALU, Inc. .........................................................................            2,000             46,625
Unilever NV (New York shares) ...........................................................            9,900            606,375
William Wrigley Jr. Co. .................................................................              100              7,594
Winn-Dixie Stores, Inc. .................................................................            3,900            145,031
                                                                                                                 ------------
                                                                                                                    5,431,563
                                                                                                                 ------------
Package Goods/Cosmetics 2.9%
Avon Products Inc. ......................................................................            9,300            260,981
Clorox Co. ..............................................................................            1,400            115,500
Colgate-Palmolive Co. ...................................................................            4,500            308,250
Gillette Co. ............................................................................           17,200            657,900
International Flavors & Fragrances, Inc. ................................................           10,300            339,900
Kimberly-Clark Corp. ....................................................................           10,000            405,000
Procter & Gamble Co. ....................................................................           21,400          1,518,063
                                                                                                                 ------------
                                                                                                                    3,605,594
                                                                                                                 ------------
Textiles 0.1%
Springs Industries, Inc. "A" ............................................................              300             10,425
VF Corp. ................................................................................            2,300             85,388
                                                                                                                 ------------
                                                                                                                       95,813
                                                                                                                 ------------
Health 13.9%
Biotechnology 0.1%
Amgen Inc.* .............................................................................            2,000            151,125
                                                                                                                 ------------
Health Industry Services 0.5%
HBO & Company, Inc. .....................................................................            7,200            207,900
HEALTHSOUTH Corp. .......................................................................            2,700             28,519
Humana Inc. .............................................................................              800             13,100
IMS Health Inc. .........................................................................            3,700            229,169
Perkin-Elmer Corp. ......................................................................              200             13,738
Shared Medical Systems Corp. ............................................................              400             21,275
United Healthcare Corp. .................................................................            1,500             52,500
                                                                                                                 ------------
                                                                                                                      566,201
                                                                                                                 ------------
Hospital Management 0.1%
Columbia/HCA Healthcare Corp. ...........................................................            4,900             98,306
Tenet Healthcare Corp. ..................................................................              500             14,375
                                                                                                                 ------------
                                                                                                                      112,681
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Medical Supply & Specialty 1.0%
Bausch & Lomb, Inc. .....................................................................            3,100            122,063
Becton, Dickinson & Co. .................................................................            3,400            139,825
Biomet Inc. .............................................................................              400             13,875
Boston Scientific Corp. .................................................................            2,400            123,300
C.R. Bard, Inc. .........................................................................            3,100            114,313
Guidant Corp. ...........................................................................            3,200            237,600
Mallinckrodt, Inc. ......................................................................              900             18,281
Medtronic Inc. ..........................................................................            7,200            416,700
U.S. Surgical Corp. .....................................................................              800             33,350
                                                                                                                 ------------
                                                                                                                    1,219,307
                                                                                                                 ------------
Pharmaceuticals 12.2%
Abbott Laboratories .....................................................................           26,000          1,129,375
Allergan Specialty Therapeutics, Inc. ...................................................                5                 49
Allergan, Inc. ..........................................................................              100              5,838
American Home Products Corp. ............................................................           22,400          1,173,200
Baxter International Inc. ...............................................................            8,900            529,550
Bristol-Myers Squibb Co. ................................................................           16,200          1,682,775
Cardinal Health, Inc. ...................................................................              500             51,625
Eli Lilly & Co. .........................................................................           17,200          1,346,975
Johnson & Johnson .......................................................................           22,300          1,744,975
Merck & Co., Inc. .......................................................................           19,600          2,539,425
Pfizer, Inc. ............................................................................           20,400          2,161,125
Pharmacia & Upjohn, Inc. ................................................................           11,500            577,156
Schering-Plough Corp. ...................................................................           11,400          1,180,613
Warner-Lambert Co. ......................................................................           13,400          1,011,700
                                                                                                                 ------------
                                                                                                                   15,134,381
                                                                                                                 ------------
Communications 7.0%
Cellular Telephone 0.2%
AirTouch Communications, Inc. ...........................................................            3,600            205,200
Nextel Communications, Inc. "A" .........................................................            2,300             46,431
                                                                                                                 ------------
                                                                                                                      251,631
                                                                                                                 ------------
Telephone/Communications 6.8%
Alltel Corp. ............................................................................            5,600            265,300
Ameritech Corp. .........................................................................           16,600            786,425
AT&T ....................................................................................           29,300          1,712,169
Bell Atlantic Corp. .....................................................................           30,606          1,482,478
BellSouth Corp. .........................................................................            4,500            338,625
Frontier Corp. ..........................................................................            3,500             95,813
GTE Corp. ...............................................................................           19,500          1,072,500
MCI WorldCom, Inc. ......................................................................            6,619            323,504
SBC Communications, Inc. ................................................................           26,038          1,157,064
Sprint Corp. ............................................................................            1,000             72,000
US West, Inc. ...........................................................................           20,854          1,093,532
                                                                                                                 ------------
                                                                                                                    8,399,410
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Financial 14.4%
Banks 8.2%
BB&T Corp. ..............................................................................            3,800            113,763
Banc One Corp. ..........................................................................           18,310            780,464
Bank of New York Co., Inc. ..............................................................            9,200            251,850
BankAmerica Corp. .......................................................................           16,906            904,471
BankAmerica Corp. .......................................................................            7,500            450,938
BankBoston Corp. ........................................................................            6,500            214,500
Chase Manhattan Corp. ...................................................................           15,100            653,075
Citicorp ................................................................................            7,300            678,444
Comerica Inc. ...........................................................................            1,350             73,997
Fifth Third Bancorp. ....................................................................              825             47,438
First Chicago NBD Corp. .................................................................            3,500            239,750
First Union Corp. .......................................................................           21,212          1,085,789
Fleet Financial Group Inc. ..............................................................            5,300            389,219
H.F. Ahmanson & Co. .....................................................................              700             38,850
Huntington Bancshares Inc. ..............................................................            3,960             99,495
J.P. Morgan & Co., Inc. .................................................................            6,400            541,600
KeyCorp .................................................................................           10,900            314,738
MBNA Corp. ..............................................................................            8,850            253,331
Mellon Bank Corp. .......................................................................            5,400            297,338
Mercantile Bancorporation Inc. ..........................................................            1,800             87,075
National City Corp. .....................................................................            6,800            448,375
Norwest Corp. ...........................................................................            8,800            315,150
PNC Bank Corp. ..........................................................................           10,400            468,000
State Street Corp. ......................................................................              300             16,369
Summit Bancorp. .........................................................................            5,100            191,250
SunTrust Banks, Inc. ....................................................................              100              6,200
US Bancorp ..............................................................................            8,206            291,826
Union Planters Corp. ....................................................................           10,100            507,525
Wachovia Corp. ..........................................................................            2,600            221,650
Washington Mutual, Inc. .................................................................            4,140            139,725
                                                                                                                 ------------
                                                                                                                   10,122,195
                                                                                                                 ------------
Insurance 3.0%
Aetna Inc. ..............................................................................              100              6,950
Allstate Corp. ..........................................................................            9,100            379,356
American General Corp. ..................................................................            4,900            312,988
American International Group, Inc. ......................................................           12,900            993,300
Aon Corp. ...............................................................................            1,550             99,975
Chubb Corp. .............................................................................              300             18,900
Cigna Corp. .............................................................................            1,800            119,025
Cincinnati Financial Corp. ..............................................................              900             27,675
Conseco, Inc. ...........................................................................            1,983             60,608
General Re Corp. ........................................................................              600            121,800
Hartford Financial Services Group Inc. ..................................................              400             18,975
Jefferson Pilot Corp. ...................................................................            1,100             66,550
Lincoln National Corp. ..................................................................            2,000            164,500
Marsh & McLennan Companies, Inc. ........................................................           11,350            564,663
Progressive Corp. .......................................................................              100             11,275


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Providian Financial Corp. ...............................................................              600             50,888
Safeco Corp. ............................................................................            7,800            325,163
St. Paul Companies, Inc. ................................................................            6,856            222,820
SunAmerica, Inc. ........................................................................            3,050            186,050
Torchmark Corp. .........................................................................              400             14,375
Transamerica Corp. ......................................................................              100             10,600
UNUM Corp. ..............................................................................              200              9,938
                                                                                                                 ------------
                                                                                                                    3,786,374
                                                                                                                 ------------
Consumer Finance 0.9%
American Express Co. ....................................................................            6,900            535,613
Associates First Capital Corp. ..........................................................            3,573            233,138
Capital One Financial Corp. .............................................................            1,700            175,950
SLM Holding Corp. .......................................................................            4,400            142,725
                                                                                                                 ------------
                                                                                                                    1,087,426
                                                                                                                 ------------
Other Financial Companies 2.3%
Bear Stearns Companies, Inc. ............................................................            1,400             43,313
Federal Home Loan Mortgage Corp. ........................................................            7,500            370,781
Federal National Mortgage Association ...................................................           15,000            963,750
Household International, Inc. ...........................................................            8,059            302,213
Morgan Stanley, Dean Witter Discover Co. ................................................           10,095            434,716
Travelers Group, Inc. ...................................................................           18,719            701,963
                                                                                                                 ------------
                                                                                                                    2,816,736
                                                                                                                 ------------
Media 2.5%
Advertising 0.1%
Interpublic Group of Companies Inc. .....................................................              250             13,484
Omnicom Group, Inc. .....................................................................            2,400            108,000
                                                                                                                 ------------
                                                                                                                      121,484
                                                                                                                 ------------
Broadcasting & Entertainment 1.7%
CBS Corp. ...............................................................................           10,800            261,900
Clear Channel Communications, Inc. ......................................................            2,200            104,500
Time Warner Inc. ........................................................................            8,400            735,525
Viacom Inc. "B" .........................................................................            3,800            220,400
Walt Disney Co. .........................................................................           28,500            721,406
                                                                                                                 ------------
                                                                                                                    2,043,731
                                                                                                                 ------------
Cable Television 0.6%
Comcast Corp. "A" .......................................................................            3,400            159,588
Media One Group, Inc. ...................................................................            7,100            315,506
Tele-Communications Inc. "A"(New) .......................................................            7,727            302,319
                                                                                                                 ------------
                                                                                                                      777,413
                                                                                                                 ------------
Print Media 0.1%
Gannett Co., Inc. .......................................................................            2,300            123,194
Harcourt General, Inc. ..................................................................              100              4,838
Knight-Ridder, Inc. .....................................................................              200              8,900
New York Times Co. "A" ..................................................................              200              5,500
Times Mirror Co. "A" ....................................................................              100              5,313
Tribune Co. .............................................................................              500             25,156
                                                                                                                 ------------
                                                                                                                      172,901
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Service Industries 2.6%
EDP Services 0.4%
Automatic Data Processing, Inc. .........................................................            2,700            201,825
Electronic Data Systems Corp. ...........................................................            7,100            235,631
First Data Corp. ........................................................................            1,700             39,950
                                                                                                                 ------------
                                                                                                                      477,406
                                                                                                                 ------------
Environmental Services 0.5%
Browning Ferris Industries ..............................................................           11,900            359,975
Safety-Kleen Corp. ......................................................................              280                928
Waste Management, Inc. ..................................................................            5,600            269,150
                                                                                                                 ------------
                                                                                                                      630,053
                                                                                                                 ------------
Investment 0.4%
Charles Schwab Corp. ....................................................................            3,450            135,844
Franklin Resources, Inc. ................................................................            2,200             66,000
Lehman Brothers Holdings, Inc. ..........................................................            1,000             28,250
Merrill Lynch & Co., Inc. ...............................................................            6,400            303,200
                                                                                                                 ------------
                                                                                                                      533,294
                                                                                                                 ------------
Miscellaneous Commercial Services 0.0%
Ecolab, Inc. ............................................................................              200              5,688
Sodexho Marriott Services, Inc. .........................................................               25                750
Sysco Corp. .............................................................................              800             18,850
                                                                                                                 ------------
                                                                                                                       25,288
                                                                                                                 ------------
Miscellaneous Consumer Services 0.3%
Cendant Corp. ...........................................................................           10,280            119,505
H & R Block Inc. ........................................................................            4,400            182,050
Service Corp. International .............................................................              600             19,125
                                                                                                                 ------------
                                                                                                                      320,680
                                                                                                                 ------------
Printing/Publishing 1.0%
Deluxe Corp. ............................................................................           18,100            514,719
Dow Jones & Co., Inc. ...................................................................            1,200             55,800
Dun & Bradstreet Corp. (New) ............................................................           10,700            288,900
Equifax Inc. ............................................................................              700             24,981
McGraw-Hill Inc. ........................................................................            2,800            221,900
R.R. Donnelley & Sons Co. ...............................................................            3,400            119,638
                                                                                                                 ------------
                                                                                                                    1,225,938
                                                                                                                 ------------
Durables 5.2%
Aerospace 1.1%
AlliedSignal Inc. .......................................................................            5,100            180,413
Boeing Co. ..............................................................................           13,750            471,797
Lockheed Martin Corp. ...................................................................            1,400            141,138
Northrop Grumman Corp. ..................................................................            1,800            131,400
Rockwell International Corp. (New) ......................................................            5,000            180,625
United Technologies Corp. ...............................................................            3,500            267,531
                                                                                                                 ------------
                                                                                                                    1,372,904
                                                                                                                 ------------
Automobiles 2.1%
Chrysler Corp. ..........................................................................           12,400            593,650
Cummins Engine Co., Inc. ................................................................              300              8,925


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Dana Corp. ..............................................................................            2,592             96,714
Eaton Corp. .............................................................................            1,100             68,956
Ford Motor Co. ..........................................................................           20,200            948,138
General Motors Corp. ....................................................................           10,900            596,094
Genuine Parts Co. .......................................................................            7,200            216,450
Midas Inc. ..............................................................................               16                388
                                                                                                                 ------------
                                                                                                                    2,529,315
                                                                                                                 ------------
Construction/Agricultural Equipment 0.4%
Case Corp. ..............................................................................              100              2,175
Caterpillar Inc. ........................................................................            6,900            307,481
Deere & Co. .............................................................................            4,200            127,050
                                                                                                                 ------------
                                                                                                                      436,706
                                                                                                                 ------------
Leasing Companies 0.0%
IKON Office Solutions, Inc. .............................................................            2,900             20,844
Ryder System, Inc. ......................................................................              100              2,488
                                                                                                                 ------------
                                                                                                                       23,332
                                                                                                                 ------------
Telecommunications Equipment 1.5%
Andrew Corp. ............................................................................              250              3,313
Ascend Communications, Inc. .............................................................            3,500            159,250
General Instrument Corp. ................................................................              500             10,813
Lucent Technologies Inc. ................................................................           19,400          1,339,813
Northern Telecom Ltd. ...................................................................            8,440            270,080
Scientific-Atlanta, Inc. ................................................................              500             10,563
Tellabs, Inc. ...........................................................................            2,600            103,513
                                                                                                                 ------------
                                                                                                                    1,897,345
                                                                                                                 ------------
Tires 0.1%
Cooper Tire & Rubber Co. ................................................................              100              1,800
Goodyear Tire & Rubber Co. ..............................................................            2,600            133,575
                                                                                                                 ------------
                                                                                                                      135,375
                                                                                                                 ------------
Manufacturing 9.7%
Chemicals 2.2%
B.F. Goodrich Co., Inc. .................................................................            5,400            176,513
Dow Chemical Co. ........................................................................            8,400            717,675
E.I. du Pont de Nemours & Co. ...........................................................           17,900          1,004,638
Eastman Chemical Co. ....................................................................            2,800            141,225
Engelhard Corp. .........................................................................              100              1,769
Great Lakes Chemicals Corp. .............................................................              100              3,888
Hercules, Inc. ..........................................................................            6,300            189,394
Monsanto Co. ............................................................................            3,700            208,588
Morton International, Inc. ..............................................................              400              8,750
Octel Corp. .............................................................................               25                344
Praxair, Inc. ...........................................................................              100              3,269
Rohm & Haas Co. .........................................................................            1,800             50,063
Sigma-Aldrich Corp. .....................................................................              100              2,888
Union Carbide Corp. .....................................................................            1,100             47,438
W.R. Grace & Co. ........................................................................            8,500            105,719
                                                                                                                 ------------
                                                                                                                    2,662,161
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Containers & Paper 0.4%
Boise Cascade Corp. .....................................................................              800             20,250
Crown Cork & Seal Co. Inc. ..............................................................            2,100             56,175
Fort James Corp. ........................................................................            2,300             75,469
International Paper Co. .................................................................            2,500            116,563
Sealed Air Corp. ........................................................................               53              1,689
Stone Container Corp. ...................................................................              200              1,725
Temple-Inland, Inc. .....................................................................              500             23,938
Union Camp Corp. ........................................................................            5,900            232,313
                                                                                                                 ------------
                                                                                                                      528,122
                                                                                                                 ------------
Diversified Manufacturing 5.0%
Aeroquip-Vickers Inc. ...................................................................              400             11,500
Cooper Industries, Inc. .................................................................            4,400            179,300
Dover Corp. .............................................................................            1,000             30,875
General Electric Co. ....................................................................           51,100          4,065,644
Honeywell, Inc. .........................................................................            1,900            121,719
ITT Industries Inc. .....................................................................              700             23,713
Minnesota Mining & Manufacturing Co. ....................................................           10,000            736,875
National Service Industries, Inc. .......................................................            4,300            137,063
TRW, Inc. ...............................................................................              300             13,313
Tenneco, Inc. ...........................................................................            8,500            279,438
Textron, Inc. ...........................................................................            1,600             97,000
Tyco International Ltd. (New) ...........................................................            7,400            408,850
                                                                                                                 ------------
                                                                                                                    6,105,290
                                                                                                                 ------------
Electrical Products 0.4%
Emerson Electric Co. ....................................................................            6,100            379,725
Raychem Corp. ...........................................................................              400              9,750
Thomas & Betts Corp. ....................................................................            3,900            148,444
                                                                                                                 ------------
                                                                                                                      537,919
                                                                                                                 ------------
Hand Tools 0.1%
Black & Decker Corp. ....................................................................              100              4,163
Briggs & Stratton Corp. .................................................................            1,600             65,800
Snap-On, Inc. ...........................................................................            2,500             77,031
Stanley Works ...........................................................................              900             26,775
                                                                                                                 ------------
                                                                                                                      173,769
                                                                                                                 ------------
Industrial Specialty 0.4%
Avery Dennison Corp. ....................................................................              800             34,950
Corning Inc. ............................................................................            2,600             76,538
Milacron Inc. ...........................................................................            1,200             18,525
PPG Industries, Inc. ....................................................................            2,900            158,231
Pall Corp. ..............................................................................            9,500            210,781
Sherwin-Williams Co. ....................................................................              200              4,325
                                                                                                                 ------------
                                                                                                                      503,350
                                                                                                                 ------------
Machinery/Components/Controls 0.3%
General Signal Corp. ....................................................................            4,600            156,113
Harnischfeger Industries, Inc. ..........................................................              100              1,125
Illinois Tool Works Inc. ................................................................            1,700             92,650
Ingersoll-Rand Co. ......................................................................            1,450             55,009


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Group ...................................................................            1,100             32,656
Timken Co. ..............................................................................            3,900             58,988
                                                                                                                 ------------
                                                                                                                      396,541
                                                                                                                 ------------
Office Equipment/Supplies 0.8%
Moore Corp., Ltd. .......................................................................           27,800            299,787
Pitney Bowes, Inc. ......................................................................            4,400            231,275
Xerox Corp. .............................................................................            5,300            449,175
                                                                                                                 ------------
                                                                                                                      980,237
                                                                                                                 ------------
Specialty Chemicals 0.1%
Air Products & Chemicals, Inc. ..........................................................            1,000             29,750
Nalco Chemical Co. ......................................................................            2,700             79,650
                                                                                                                 ------------
                                                                                                                      109,400
                                                                                                                 ------------
Technology 13.1%
Computer Software 4.0%
Adobe Systems Inc. ......................................................................              500             17,344
Autodesk, Inc. ..........................................................................              500             13,125
BMC Software Inc. (b) ...................................................................            2,400            144,150
Computer Associates International, Inc. .................................................            7,700            284,900
Microsoft Corp. .........................................................................           37,200          4,094,325
Oracle Systems Corp. ....................................................................           11,800            343,675
Parametric Technology Corp. .............................................................            4,200             42,263
PeopleSoft Inc. .........................................................................            2,900             94,613
                                                                                                                 ------------
                                                                                                                    5,034,395
                                                                                                                 ------------
Diverse Electronic Products 0.5%
Applied Materials, Inc. .................................................................            3,800             95,950
Harris Corp. ............................................................................            4,500            144,000
KLA Tencor Corp. ........................................................................            1,300             32,338
Motorola Inc. ...........................................................................            7,300            311,619
                                                                                                                 ------------
                                                                                                                      583,907
                                                                                                                 ------------
EDP Peripherals 0.4%
EMC Corp. ...............................................................................            7,200            411,750
Seagate Technology, Inc. ................................................................            1,300             32,581
                                                                                                                 ------------
                                                                                                                      444,331
                                                                                                                 ------------
Electronic Components/Distributors 0.5%
AMP Inc. ................................................................................           12,900            461,175
Gateway 2000, Inc. ......................................................................            1,900             99,038
                                                                                                                 ------------
                                                                                                                      560,213
                                                                                                                 ------------
Electronic Data Processing 4.1%
Apple Computer, Inc. ....................................................................            2,700            102,938
Ceridian Corp. ..........................................................................              100              5,738
Compaq Computer Corp. ...................................................................           22,558            713,397
Data General Corp. ......................................................................              200              2,175
Dell Computer Corp. .....................................................................           20,600          1,354,450
Hewlett-Packard Co. .....................................................................           15,600            825,825
International Business Machines Corp. ...................................................           13,700          1,753,600
Silicon Graphics Inc. ...................................................................              700              6,563


   The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc. ..................................................................            3,600            179,325
Unisys Corp. ............................................................................            7,900            179,725
                                                                                                                 ------------
                                                                                                                    5,123,736
                                                                                                                 ------------
Military Electronics 0.3%
Computer Sciences Corp. .................................................................            3,400            185,300
EG&G, Inc. ..............................................................................            1,800             40,725
General Dynamics Corp. ..................................................................              200             10,038
Raytheon Co. "B" ........................................................................            2,000            107,875
                                                                                                                 ------------
                                                                                                                      343,938
                                                                                                                 ------------
Office/Plant Automation 1.3%
3Com Corp. ..............................................................................            4,600            138,288
Cabletron Systems Inc. ..................................................................              500              5,625
Cisco Systems, Inc. .....................................................................           23,425          1,447,958
Novell Inc. .............................................................................              900             11,025
                                                                                                                 ------------
                                                                                                                    1,602,896
                                                                                                                 ------------
Semiconductors 2.0%
Advanced Micro Devices Inc. .............................................................            1,700             31,556
Intel Corp. .............................................................................           24,700          2,118,025
LSI Logic Corp. .........................................................................            1,600             20,200
Micron Technology Inc. ..................................................................            2,000             60,875
National Semiconductor Corp. ............................................................              900              8,719
Texas Instruments Inc. ..................................................................            5,800            305,950
                                                                                                                 ------------
                                                                                                                    2,545,325
                                                                                                                 ------------
Energy 8.2%
Engineering 0.2%
Fluor Corp. .............................................................................              900             36,956
Foster Wheeler Corp. ....................................................................           18,700            257,125
McDermott International Inc. ............................................................              400             10,775
                                                                                                                 ------------
                                                                                                                      304,856
                                                                                                                 ------------
Oil & Gas Production 0.5%
Burlington Resources, Inc. ..............................................................              100              3,738
Kerr-McGee Corp. ........................................................................            2,500            113,750
Occidental Petroleum Corp. ..............................................................           22,400            481,600
                                                                                                                 ------------
                                                                                                                      599,088
                                                                                                                 ------------
Oil Companies 6.5%
Amerada Hess Corp. ......................................................................              100              5,769
Amoco Corp. .............................................................................           18,600          1,002,075
Ashland Inc. ............................................................................              100              4,625
Atlantic Richfield Co. ..................................................................            9,900            702,281
Chevron Corp. ...........................................................................            9,900            832,219
Exxon Corp. .............................................................................           34,900          2,449,544
Mobil Corp. .............................................................................           12,300            934,031
Phillips Petroleum Co. ..................................................................            3,300            148,913
Royal Dutch Petroleum Co. (New York shares) .............................................           32,700          1,557,338
Sun Co., Inc. ...........................................................................              400             12,800
Texaco Inc. .............................................................................            6,200            388,663


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
USX Marathon Group ......................................................................              900             31,894
Unocal Corp. ............................................................................              100              3,625
                                                                                                                 ------------
                                                                                                                    8,073,777
                                                                                                                 ------------
Oil/Gas Transmission 0.2%
Enron Corp. .............................................................................              200             10,563
Sonat, Inc. .............................................................................            2,100             62,738
Williams Cos., Inc. .....................................................................            5,200            149,500
                                                                                                                 ------------
                                                                                                                      222,801
                                                                                                                 ------------
Oilfield Services/Equipment 0.6%
Baker Hughes, Inc. ......................................................................            5,300            110,969
Halliburton Co. .........................................................................            9,100            259,919
Rowan Companies, Inc. ...................................................................              400              4,475
Schlumberger Ltd. .......................................................................            7,100            357,219
                                                                                                                 ------------
                                                                                                                      732,582
                                                                                                                 ------------
Miscellaneous 0.2%
Sempra Energy ...........................................................................            8,571            223,382
                                                                                                                 ------------
Metals & Minerals 0.8%
Precious Metals 0.1%
Barrick Gold Corp. ......................................................................              100              2,000
Battle Mountain Gold Co. "A" ............................................................              100                606
Freeport McMoRan Copper & Gold, Inc. "B" ................................................            5,600             66,500
Homestake Mining Co. ....................................................................              100              1,213
Newmont Mining Corp. ....................................................................              143              3,468
Placer Dome Inc. ........................................................................              100              1,383
                                                                                                                 ------------
                                                                                                                       75,170
                                                                                                                 ------------
Steel & Metals 0.7%
Alcan Aluminium Ltd. ....................................................................              300              7,031
Allegheny Teledyne Inc. .................................................................           11,200            199,500
Aluminum Co. of America .................................................................              400             28,400
Asarco, Inc. ............................................................................              100              1,913
Bethlehem Steel Corp. ...................................................................              100                825
Cyprus Amax Minerals Co. ................................................................           23,800            315,350
Inco Ltd. ...............................................................................              100              1,025
Nucor Corp. .............................................................................              100              4,063
Phelps Dodge Corp. ......................................................................            1,500             78,281
Reynolds Metals Co. .....................................................................              800             40,650
USX-US Steel Group, Inc. ................................................................            2,000             47,750
Worthington Industries, Inc. ............................................................           13,500            168,750
                                                                                                                 ------------
                                                                                                                      893,538
                                                                                                                 ------------
Construction 0.8%
Building Products 0.2%
Armstrong World Industries, Inc. ........................................................            2,800            149,800
Georgia Pacific Group ...................................................................              400             18,250
Masco Corp. .............................................................................            3,000             73,875
Owens Corning ...........................................................................              200              6,513
                                                                                                                 ------------
                                                                                                                      248,438
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Forest Products 0.6%
Louisiana-Pacific Corp. .................................................................            4,900             99,838
Potlatch Corp. ..........................................................................            6,200            211,188
Westvaco Corp. ..........................................................................            2,500             60,000
Weyerhaeuser Co. ........................................................................            8,000            337,500
                                                                                                                 ------------
                                                                                                                      708,526
                                                                                                                 ------------
Homebuilding 0.0%
Kaufman & Broad Home Corp. ..............................................................              600             14,063
                                                                                                                 ------------
Transportation 0.8%
Air Freight 0.0%
FDX Corp. ...............................................................................              160              7,220
                                                                                                                 ------------
Airlines 0.1%
AMR Corp. ...............................................................................              400             22,175
Southwest Airlines Co. ..................................................................            1,350             27,000
US Airways Group, Inc. ..................................................................            2,400            121,500
                                                                                                                 ------------
                                                                                                                      170,675
                                                                                                                 ------------
Railroads 0.7%
Burlington Northern Santa Fe ............................................................            3,000             96,000
CSX Corp. ...............................................................................            6,000            252,375
Norfolk Southern Corp. ..................................................................           11,700            340,031
Union Pacific Corp. .....................................................................            2,700            115,088
                                                                                                                 ------------
                                                                                                                      803,494
                                                                                                                 ------------
Miscellaneous 0.0%
Laidlaw, Inc. ...........................................................................            4,700             44,675
                                                                                                                 ------------
Utilities 5.2%
Electric Utilities 4.6%
Ameren Corp. ............................................................................            5,400            226,463
American Electric Power Co. .............................................................            1,200             58,575
Baltimore Gas & Electric Co. ............................................................            3,800            126,825
CINergy Corp. ...........................................................................            2,900            110,925
Carolina Power & Light Co. ..............................................................              100              4,619
Central & South West Corp. ..............................................................           22,500            642,656
Consolidated Edison Inc. ................................................................            4,500            234,563
DTE Energy Co. ..........................................................................            3,400            153,638
Dominion Resources Inc. .................................................................           12,600            562,275
Duke Energy Corp. .......................................................................            1,904            126,021
Edison International ....................................................................              100              2,569
Entergy Corp. ...........................................................................           14,800            455,100
FPL Group, Inc. .........................................................................              100              6,969
FirstEnergy Corp. .......................................................................            2,900             90,081
GPU, Inc. ...............................................................................              500             21,250
Houston Industries Inc. .................................................................           12,111            376,955
Northern States Power Co. ...............................................................              400             11,225
P G & E Corp. ...........................................................................              100              3,194
PP&L Resources, Inc. ....................................................................           27,828            720,050
PacifiCorp ..............................................................................              100              1,919
Peco Energy Co. .........................................................................           11,300            413,156
Public Service Enterprise Group .........................................................           22,100            868,806


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Southern Co. ............................................................................            8,800            259,050
Texas Utilities Co., Inc. ...............................................................            2,622            122,087
Unicom Corp. ............................................................................            1,600             59,800
                                                                                                                 ------------
                                                                                                                    5,658,771
                                                                                                                 ------------
Natural Gas Distribution 0.6%
Consolidated Natural Gas Corp. ..........................................................            2,500            136,250
Eastern Enterprises .....................................................................            3,200            134,800
NICOR, Inc. .............................................................................            2,100             87,019
ONEOK, Inc. .............................................................................              200              6,800
Peoples Energy Corp. ....................................................................           10,800            388,800
                                                                                                                 ------------
                                                                                                                      753,669
                                                                                                                 ------------
Total Common Stocks (Cost $120,750,446) .................................................                         121,654,631
                                                                                                                 ------------

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $126,551,452) (a) ......................................         103.1           127,455,773
Other Assets and Liabilities, Net .......................................................          (3.1)           (3,773,492)
                                                                                                 ------          ------------
Net Assets ..............................................................................         100.0           123,682,281
                                                                                                 ======          ============
-----------------------------------------------------------------------------------------------------------------------------

  *   Non income producing security.

(a) At September 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $126,571,795 was as follows:

      Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value
        over tax cost .........................................    $ 10,782,470

      Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value ............................................      (9,898,492)
                                                                   ------------
      Net unrealized appreciation .............................    $    883,978
                                                                   ============

(b) At September 30, 1998, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.

      At September 30, 1998, open futures contracts purchased were as follows:

                                                                           Number           Aggregate           Market
                       Futures                       Expiration         of Contracts      Face Value ($)      Value ($)
                       -------                       ----------         ------------      --------------      ---------
                    S&P 500 Index                  December, 1998            8              2,101,548         2,051,000
                                                                                                             ----------
      Total net unrealized depreciation on open futures contracts purchased ..............................      (50,548)
                                                                                                             ==========

      The aggregate face value of futures contracts opened and closed during the year ended September 30, 1998 was $86,828,610 and $87,104,973, respectively.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1998 aggregated $89,697,795 and $771,003, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.
--------------------------------------------------------------------------------
      From November 1, 1997 through September 30, 1998, the Fund incurred approximately $24,000 of net realized capital losses on investments. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 1999.


   The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 5.0%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 9/30/1998 at
   5.4% to be repurchased at $62,111,315 on 10/1/1998, collateralized by a
   $27,151,000 U.S. Treasury Note, 14.25%, 2/15/2002 and a $26,185,000
   U.S. Treasury Note, 6.875%, 8/31/1999 (Cost $62,102,000) .................................   62,102,000         62,102,000
                                                                                                                 ------------

Commercial Paper 2.4%
-----------------------------------------------------------------------------------------------------------------------------

Bank of Montreal CP, 5.58%, 10/9/1998 (Cost $29,962,800) ....................................   30,000,000         29,962,800
                                                                                                                 ------------

Common Stocks 92.9%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 13.7%
Department & Chain Stores 7.3%
Dayton Hudson Corp. .........................................................................      664,600         23,759,450
Home Depot, Inc. ............................................................................      761,300         30,071,350
Wal-Mart Stores Inc. ........................................................................      237,600         12,978,900
Walgreen Co. ................................................................................      555,400         24,472,313
                                                                                                                 ------------
                                                                                                                   91,282,013
                                                                                                                 ------------
Home Furnishings 1.0%
Newell Companies Inc. .......................................................................      259,800         11,967,038
                                                                                                                 ------------
Hotels & Casinos 2.2%
Carnival Corp. ..............................................................................      560,700         17,837,269
Mirage Resorts, Inc.* .......................................................................      583,100          9,766,925
                                                                                                                 ------------
                                                                                                                   27,604,194
                                                                                                                 ------------
Specialty Retail 3.2%
AutoZone, Inc.* .............................................................................      455,000         11,204,375
Office Depot Inc.* ..........................................................................      799,700         17,943,269
Tiffany & Co. ...............................................................................      355,400         11,150,675
                                                                                                                 ------------
                                                                                                                   40,298,319
                                                                                                                 ------------
Consumer Staples 3.3%
Food & Beverage 0.8%
Suiza Foods Corp.* ..........................................................................      309,100          9,659,375
                                                                                                                 ------------
Package Goods/Cosmetics 2.5%
Procter & Gamble Co. ........................................................................      434,700         30,836,531
                                                                                                                 ------------
Health 11.7%
Health Industry Services 1.0%
HEALTHSOUTH Corp.* ..........................................................................    1,153,100         12,179,619
                                                                                                                 ------------
Medical Supply & Specialty 2.3%
Becton, Dickinson & Co. .....................................................................      697,600         28,688,800
                                                                                                                 ------------
Pharmaceuticals 8.4%
American Home Products Corp. ................................................................      311,000         16,288,625
Bristol-Myers Squibb Co. ....................................................................      245,100         25,459,763


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc. ................................................................................      233,700         24,757,594
Schering-Plough Corp. .......................................................................      372,800         38,608,093
                                                                                                                 ------------
                                                                                                                  105,114,075
                                                                                                                 ------------
Communications 4.1%
Telephone/Communications
Ameritech Corp. .............................................................................      322,800         15,292,650
MCI WorldCom, Inc.* .........................................................................      728,400         35,600,550
                                                                                                                 ------------
                                                                                                                   50,893,200
                                                                                                                 ------------
Financial 15.7%
Banks 1.4%
BankAmerica Corp. ...........................................................................      298,800         17,965,350
                                                                                                                 ------------
Insurance 7.5%
Allstate Corp. ..............................................................................      333,300         13,894,444
American International Group, Inc. ..........................................................      369,750         28,470,750
EXEL Ltd. "A" ...............................................................................      577,500         36,382,500
MBIA, Inc. ..................................................................................      285,300         15,317,044
                                                                                                                 ------------
                                                                                                                   94,064,738
                                                                                                                 ------------
Consumer Finance 3.2%
American Express Co. ........................................................................      230,300         17,877,038
Associates First Capital Corp. ..............................................................      335,100         21,865,275
                                                                                                                 ------------
                                                                                                                   39,742,313
                                                                                                                 ------------
Other Financial Companies 3.6%
Federal National Mortgage Association .......................................................      455,400         29,259,450
Travelers Group, Inc. .......................................................................      427,600         16,035,000
                                                                                                                 ------------
                                                                                                                   45,294,450
                                                                                                                 ------------
Media 5.1%
Advertising 2.1%
Omnicom Group, Inc. .........................................................................      596,500         26,842,500
                                                                                                                 ------------
Cable Television 2.1%
Tele-Comm Liberty Media Group "A"* ..........................................................      699,700         25,670,244
                                                                                                                 ------------
Print Media 0.9%
Tribune Co. .................................................................................      222,600         11,199,563
                                                                                                                 ------------
Service Industries 3.0%
Investment 0.7%
Franklin Resources, Inc. ....................................................................      290,600          8,718,000
                                                                                                                 ------------
Miscellaneous Commercial Services 1.1%
AccuStaff, Inc. .............................................................................      899,600         13,100,425
                                                                                                                 ------------
Miscellaneous Consumer Services 1.2%
Service Corp. International .................................................................      472,100         15,048,188
                                                                                                                 ------------
Durables 5.3%
Aerospace 3.1%
Lockheed Martin Corp. .......................................................................      196,000         19,759,250
United Technologies Corp. ...................................................................      255,500         19,529,781
                                                                                                                 ------------
                                                                                                                   39,289,031
                                                                                                                 ------------
Automobiles 1.0%
Magna International, Inc. "A" ...............................................................      204,100         11,863,313
                                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment 1.2%
Nokia Corp. "A" (ADR) .......................................................................      190,300         14,926,656
                                                                                                                -------------
Manufacturing 6.4%
Chemicals 0.7%
Sigma-Aldrich Corp. .........................................................................      314,200          9,072,525
                                                                                                                -------------
Diversified Manufacturing 2.8%
General Electric Co. ........................................................................      237,800         18,919,963
Textron, Inc. ...............................................................................      266,600         16,162,625
                                                                                                                -------------
                                                                                                                   35,082,588
                                                                                                                -------------
Electrical Products 0.9%
Emerson Electric Co. ........................................................................      184,300         11,472,675
                                                                                                                -------------
Machinery/Components/Controls 2.0%
Parker-Hannifin Group .......................................................................      820,200         24,349,688
                                                                                                                -------------
Technology 16.5%
Computer Software 2.7%
Computer Associates International, Inc. .....................................................      587,100         21,722,700
Sterling Commerce, Inc.* ....................................................................      350,600         12,139,525
                                                                                                                -------------
                                                                                                                   33,862,225
                                                                                                                -------------
Diverse Electronic Products 1.2%
Applied Materials, Inc.* ....................................................................      574,000         14,493,500
                                                                                                                -------------
Electronic Data Processing 8.6%
Compaq Computer Corp. .......................................................................    1,066,300         33,721,738
Hewlett-Packard Co. .........................................................................      504,600         26,712,263
International Business Machines Corp. .......................................................      127,800         16,358,400
Sun Microsystems, Inc.* .....................................................................      607,600         30,266,075
                                                                                                                -------------
                                                                                                                  107,058,476
                                                                                                                -------------
Semiconductors 4.0%
Intel Corp. .................................................................................      449,900         38,578,925
Linear Technology Corp. .....................................................................      227,600         11,380,000
                                                                                                                -------------
                                                                                                                   49,958,925
                                                                                                                -------------
Energy 7.6%
Oil Companies 5.1%
Exxon Corp. .................................................................................      287,300         20,164,869
Mobil Corp. .................................................................................      200,000         15,187,500
Royal Dutch Petroleum Co. (New York shares) .................................................      577,500         27,503,438
                                                                                                                -------------
                                                                                                                   62,855,807
                                                                                                                -------------
Oil/Gas Transmission 1.2%
Williams Cos., Inc. .........................................................................      527,300         15,159,875
                                                                                                                -------------
Oilfield Services/Equipment 1.3%
Schlumberger Ltd. ...........................................................................      327,600         16,482,375
                                                                                                                -------------
Transportation 0.5%
Railroads
Wisconsin Central Transportation Co.* .......................................................      464,400          6,501,600
                                                                                                                -------------
Total Common Stocks (Cost $923,090,674)                                                                         1,158,598,194
                                                                                                                -------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $1,015,155,474) (a) ...................................          100.3         1,250,662,994
Other Assets and Liabilities, Net ......................................................           (0.3)           (3,327,372)
                                                                                                 ------         -------------
Net Assets .............................................................................          100.0         1,247,335,622
                                                                                                 ======         =============
-----------------------------------------------------------------------------------------------------------------------------

      *     Non income producing security.

      (a) At September 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,015,210,988 was as follows:

            Aggregate gross unrealized appreciation for all
            investments in which there is an excess of value over
            tax cost.............................................. $320,356,824

            Aggregate gross unrealized depreciation for all
            investments in which there is an excess of tax cost
            over value ...........................................  (84,904,818)
                                                                   ------------

            Net unrealized appreciation .......................... $235,452,006
                                                                   ============

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1998, aggregated $717,549,004 and $670,435,780, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.


   The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.0%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 9/30/1998 at 5.45% to be repurchased at $918,139 on 10/1/1998, collateralized by a
   $910,000 U.S. Treasury Note, 5.625%, 12/31/1999 (Cost $918,000) ..........................      918,000            918,000
                                                                                                                -------------

COMMON STOCKS 100.0%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 10.6%
Apparel & Shoes 1.0%
Brown Group, Inc. ...........................................................................       20,000            307,500
Oxford Industries, Inc. .....................................................................       17,400            535,050
                                                                                                                -------------
                                                                                                                      842,550
                                                                                                                -------------
Department & Chain Stores 0.5%
Ames Department Stores, Inc.* ...............................................................       36,500            463,094
                                                                                                                -------------
Home Furnishings 3.1%
Bush Industries, Inc. "A" ...................................................................        9,400            135,125
Ethan Allen Interiors Inc. ..................................................................        7,200            261,000
Interface, Inc. .............................................................................       38,000            456,000
La-Z-Boy Inc. ...............................................................................       35,400            694,725
Mikasa, Inc. ................................................................................       21,400            239,413
Oneida Ltd. .................................................................................       33,500            569,500
Thomas Industries, Inc. .....................................................................       19,500            418,031
U.S. Industries, Inc. .......................................................................       17,600            265,100
                                                                                                                -------------
                                                                                                                    3,038,894
                                                                                                                -------------
Hotels & Casinos 0.2%
Prime Hospitality Corp. .....................................................................       24,700            172,900
                                                                                                                -------------
Recreational Products 0.7%
CPI Corp. ...................................................................................       30,400            720,100
                                                                                                                -------------
Restaurants 1.1%
IHOP Corp.* .................................................................................       11,800            435,125
Ruby Tuesday, Inc. ..........................................................................       42,400            641,300
                                                                                                                -------------
                                                                                                                    1,076,425
                                                                                                                -------------
Specialty Retail 4.0%
Aaron Rents, Inc. ...........................................................................       42,800            642,000
Cellstar Corp.* .............................................................................       24,000            103,500
Eagle Hardware & Garden, Inc.* ..............................................................        9,800            212,538
Friedman's, Inc., "A"* ......................................................................       33,300            216,450
Hancock Fabrics, Inc. .......................................................................       72,900            701,663
Inacom Corp.* ...............................................................................       28,900            545,488
The Finish Line, Inc. "A"* ..................................................................       65,100            606,244
Toro Co. ....................................................................................       14,200            293,763
Wet Seal, Inc. "A"* .........................................................................       22,700            392,994
Zale Corp.* .................................................................................        7,400            189,625
                                                                                                                -------------
                                                                                                                    3,904,265
                                                                                                                -------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Consumer Staples 3.6%
Consumer Electronic & Photographic Products 0.1%
Harman International Industries, Inc. .......................................................        2,700             99,056
                                                                                                                -------------
Food & Beverage 2.3%
Michael Foods, Inc. .........................................................................       26,000            617,500
Nash-Finch Co. ..............................................................................       26,000            381,875
Riviana Foods, Inc. .........................................................................       49,400            981,825
Ruddick Corp. ...............................................................................       18,000            306,000
                                                                                                                -------------
                                                                                                                    2,287,200
                                                                                                                -------------
Textiles 1.2%
Guilford Mills, Inc. ........................................................................       42,650            634,419
Kellwood Company ............................................................................       18,300            491,813
                                                                                                                -------------
                                                                                                                    1,126,232
                                                                                                                -------------
Health 2.6%
Health Industry Services 0.7%
PharMerica, Inc.* ...........................................................................       84,000            456,750
Prime Medical Services, Inc.* ...............................................................       30,200            245,375
                                                                                                                -------------
                                                                                                                      702,125
                                                                                                                -------------
Medical Supply & Specialty 1.9%
Bindley Western Industries, Inc. ............................................................       40,266          1,328,778
West Co., Inc. ..............................................................................       18,200            523,250
                                                                                                                -------------
                                                                                                                    1,852,028
                                                                                                                -------------
Financial 14.0%
Banks 7.3%
ALBANK Financial Corp. ......................................................................       15,200            847,400
Banknorth Group, Inc. .......................................................................       25,800            754,650
Chittenden Corp. ............................................................................       18,875            566,250
Commerce Bancorp, Inc. ......................................................................        5,381            212,886
F.N.B. Corp. ................................................................................       16,590            464,520
First Financial Holdings, Inc. ..............................................................       41,600            707,200
First Midwest Bancorp .......................................................................       10,465            414,022
FirstBank Puerto Rico .......................................................................       16,400            416,150
NBT Bancorp Inc. ............................................................................       15,820            363,860
Riggs National Corp. ........................................................................       13,500            330,750
Susquehanna Bancshares, Inc. ................................................................       19,350            365,231
UST Corp. ...................................................................................       16,900            357,013
Usbancorp, Inc. .............................................................................       26,100            495,900
Vermont Financial Services Corp. ............................................................       15,000            322,500
Westcorp, Inc. ..............................................................................       48,800            420,900
                                                                                                                -------------
                                                                                                                    7,039,232
                                                                                                                -------------
Insurance 5.3%
Allied Group, Inc. ..........................................................................        1,200             57,675
American Annuity Group, Inc. ................................................................        9,200            209,875
American Heritage Life Investment Corp. .....................................................       48,300          1,101,844
First American Financial Co. ................................................................        4,950            158,400
Harleysville Group, Inc. ....................................................................       33,800            697,125
Hilb, Rogal & Hamilton Co. ..................................................................       51,900            979,613


   The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Kansas City Life Insurance Co. ..............................................................        3,000            244,875
Life Re Corp. ...............................................................................        3,100            285,006
Nymagic, Inc. ...............................................................................       13,900            352,713
RLI Corp. ...................................................................................       19,375            736,250
Selective Insurance Group, Inc. .............................................................       18,800            359,550
                                                                                                                -------------
                                                                                                                    5,182,926
                                                                                                                -------------
Business Finance 0.6%
Advest Group, Inc. ..........................................................................       26,600            541,975
                                                                                                                -------------
Consumer Finance 0.5%
Aames Financial Corp. .......................................................................       74,200            449,838
                                                                                                                -------------
Other Financial Companies 0.3%
Cash America International, Inc. ............................................................       30,300            337,088
                                                                                                                -------------
Media 0.6%
Advertising
Grey Advertising, Inc. ......................................................................        1,910            626,480
                                                                                                                -------------
Service Industries 7.2%
EDP Services 0.9%
Plexus Corp.* ...............................................................................       15,000            290,625
Pomeroy Computer Resources, Inc.* ...........................................................       31,700            527,013
                                                                                                                -------------
                                                                                                                      817,638
                                                                                                                -------------
Environmental Services 1.6%
Dames & Moore, Inc. .........................................................................       58,800            617,400
Mine Safety Appliance Co. ...................................................................       12,000            966,000
                                                                                                                -------------
                                                                                                                    1,583,400
                                                                                                                -------------
Investment 0.8%
Dain Rauscher Corp. .........................................................................        7,700            242,550
Jefferies Group, Inc. .......................................................................       18,800            498,200
                                                                                                                -------------
                                                                                                                      740,750
                                                                                                                -------------
Miscellaneous Commercial Services 2.7%
ABM Industries, Inc. ........................................................................       32,200            941,850
Copart, Inc.* ...............................................................................       12,900            287,025
Investment Technology Group, Inc.* ..........................................................        6,200            168,950
McGrath Rentcorp ............................................................................       36,700            623,900
Veritas DGC Inc.* ...........................................................................       36,300            605,756
                                                                                                                -------------
                                                                                                                    2,627,481
                                                                                                                -------------
Printing/Publishing 1.2%
Bowne & Co., Inc. ...........................................................................       27,200            460,700
Merrill Corp. ...............................................................................       44,000            690,250
                                                                                                                -------------
                                                                                                                    1,150,950
                                                                                                                -------------
Durables 8.3%
Aerospace 2.0%
AAR Corp. ...................................................................................       11,100            217,838
Curtiss-Wright Corp. ........................................................................       16,900            670,719
Kaman Corp. "A" .............................................................................       60,200          1,030,925
                                                                                                                -------------
                                                                                                                    1,919,482
                                                                                                                -------------


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Automobiles 4.6%
Coachmen Industries, Inc. ...................................................................       24,900            494,888
Excel Industries Inc. .......................................................................       41,800            522,500
Intermet Corp. ..............................................................................       38,800            492,275
Simpson Industries, Inc. ....................................................................       82,900            834,181
Standard Motor Products, Inc. ...............................................................       15,400            375,375
Thor Industries, Inc. .......................................................................       29,250            621,563
Titan International, Inc. ...................................................................       46,300            515,088
Wynn's International, Inc. ..................................................................       31,500            588,656
                                                                                                                -------------
                                                                                                                    4,444,526
                                                                                                                -------------
Construction/Agricultural Equipment 0.5%
The Manitowoc Company, Inc. .................................................................       15,300            460,913
                                                                                                                -------------
Leasing Companies 0.9%
Leasing Solutions, Inc.* ....................................................................       33,600            919,800
                                                                                                                -------------
Miscellaneous 0.3%
MotivePower Industries, Inc. ................................................................       12,100            282,838
                                                                                                                -------------
Manufacturing 19.7%
Chemicals 2.4%
LeaRonal Inc. ...............................................................................       28,900            491,300
Mississippi Chemical Corp. ..................................................................       11,500            139,438
NCH Corp. ...................................................................................       11,400            699,675
Stepan Co. ..................................................................................       35,800            968,838
                                                                                                                -------------
                                                                                                                    2,299,251
                                                                                                                -------------
Containers & Paper 0.5%
Chesapeake Corp. ............................................................................        2,000             69,375
Clarcor, Inc. ...............................................................................       23,250            357,469
Wausau-Mosinee Paper Corp. ..................................................................        4,970             71,444
                                                                                                                -------------
                                                                                                                      498,288
                                                                                                                -------------
Diversified Manufacturing 1.3%
Cascade Corp. ...............................................................................       36,800            489,900
Robbins & Myers, Inc. .......................................................................       11,300            239,419
Scotsman Industries, Inc. ...................................................................       11,600            262,450
Tredegar Industries, Inc. ...................................................................       13,200            241,725
Valmont Industries ..........................................................................        3,500             42,875
                                                                                                                -------------
                                                                                                                    1,276,369
                                                                                                                -------------
Electrical Products 1.9%
C&D Technologies, Inc. ......................................................................       33,000            787,875
Kuhlman Corp. ...............................................................................       16,200            525,488
The Alpine Group, Inc.* .....................................................................       28,000            486,500
                                                                                                                -------------
                                                                                                                    1,799,863
                                                                                                                -------------
Hand Tools 1.0%
L.S. Starrett Corp. .........................................................................       27,100            934,950
                                                                                                                -------------
Industrial Specialty 6.6%
Albany International Corp. "A" ..............................................................       32,386            589,020
Applied Power, Inc. "A" .....................................................................       28,680            783,323
Barnes Group, Inc. ..........................................................................       37,400          1,075,250
Chart Industries, Inc. ......................................................................       64,900            393,456
Commercial Intertech Corp. ..................................................................       46,700            861,031


   The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Huffy Corp. .................................................................................       34,700            490,138
Lawson Products, Inc. .......................................................................       41,800            919,600
Regal-Beloit Corp. ..........................................................................       36,500            812,125
Spartech Corp. ..............................................................................       25,300            434,844
                                                                                                                -------------
                                                                                                                    6,358,787
                                                                                                                -------------
Machinery/Components/Controls 4.3%
Amcast Industrial Corp. .....................................................................       22,600            331,938
Asyst Technologies, Inc.* ...................................................................       24,700            172,900
Columbus McKinnon Corp. .....................................................................       30,800            592,900
DT Industries, Inc. .........................................................................       28,200            479,400
Gleason Corp. ...............................................................................       25,000            401,563
Graco, Inc. .................................................................................       25,050            582,413
Reliance Steel & Aluminum Co. ...............................................................       15,300            502,031
Shaw Group, Inc.* ...........................................................................       16,400            141,450
Tennant Co. .................................................................................       16,100            600,731
Woodhead Industries, Inc. ...................................................................       13,900            145,950
Woodward Governor Co. .......................................................................       11,100            255,280
                                                                                                                -------------
                                                                                                                    4,206,556
                                                                                                                -------------
Wholesale Distributors 1.7%
A.M. Castle & Co. ...........................................................................       35,200            530,200
Applied Industrial Technology, Inc. .........................................................       27,800            453,488
Hughes Supply, Inc. .........................................................................       24,750            705,375
                                                                                                                -------------
                                                                                                                    1,689,063
                                                                                                                -------------
Technology 9.6%
Computer Software 1.8%
Activision, Inc.* ...........................................................................       45,800            515,250
MTS Systems Corp. ...........................................................................       49,000            722,750
Structural Dynamics Research Corp.* .........................................................       43,600            490,500
                                                                                                                -------------
                                                                                                                    1,728,500
                                                                                                                -------------
Diverse Electronic Products 1.1%
Cohu, Inc. ..................................................................................       12,300            202,950
Cubic Corp. .................................................................................       41,200            860,050
                                                                                                                -------------
                                                                                                                    1,063,000
                                                                                                                -------------
EDP Peripherals 1.6%
Black Box Corp.* ............................................................................        5,900            143,075
Gerber Scientific, Inc. .....................................................................       31,500            850,500
Telxon Corp. ................................................................................       28,700            584,763
                                                                                                                -------------
                                                                                                                    1,578,338
                                                                                                                -------------
Electronic Components/Distributors 3.7%
CHS Electronics, Inc.* ......................................................................       42,100            457,838
CTS Corp. ...................................................................................       26,600            784,700
Daisytek International Corp.* ...............................................................       21,700            488,250
HMT Technology Corp.* .......................................................................       20,600            160,938
Insight Enterprises, Inc.* ..................................................................       25,350            716,138
Park Electrochemical Corp. ..................................................................       18,200            247,975
Pioneer Standard Electronics, Inc. ..........................................................       43,100            272,069


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Technitrol, Inc. ............................................................................       25,500            510,000
                                                                                                                -------------
                                                                                                                    3,637,908
                                                                                                                -------------
Electronic Data Processing 0.9%
Veeco Instruments, Inc.* ....................................................................       26,000            819,000
                                                                                                                -------------
Precision Instruments 0.5%
Innovex, Inc. ...............................................................................       41,900            508,038
                                                                                                                -------------
Energy 2.5%
Oil & Gas Production 0.7%
Plains Resources, Inc.* .....................................................................       24,600            415,125
Resource America, Inc. "A" ..................................................................       28,900            290,806
                                                                                                                -------------
                                                                                                                      705,931
                                                                                                                -------------
Oil Companies 0.2%
Holly Corp. .................................................................................       12,000            186,000
                                                                                                                -------------
Oilfield Services/Equipment 1.6%
Patterson Energy, Inc.* .....................................................................       57,600            381,600
Pool Energy Services Co.* ...................................................................       53,400            487,275
RPC, Inc. ...................................................................................       68,700            609,713
                                                                                                                -------------
                                                                                                                    1,478,588
                                                                                                                -------------
Metals & Minerals 2.5%
Steel & Metals
Cleveland-Cliffs, Inc. ......................................................................       21,000            819,000
Commercial Metals Co. .......................................................................       13,000            299,000
Maverick Tube Corp.* ........................................................................       43,700            300,438
Quanex Corp. ................................................................................       28,600            566,638
RMI Titanium Co. ............................................................................       19,200            386,400
                                                                                                                -------------
                                                                                                                    2,371,476
                                                                                                                -------------
Construction 6.1%
Building Materials 3.3%
Ameron International Corp. ..................................................................       20,300            715,575
Florida Rock Industries, Inc. ...............................................................       27,000            668,250
Lone Star Industries, Inc. ..................................................................       13,500            806,625
Puerto Rican Cement Co., Inc. ...............................................................       19,000            840,750
Southdown, Inc. .............................................................................        3,300            148,500
                                                                                                                -------------
                                                                                                                    3,179,700
                                                                                                                -------------
Homebuilding 1.7%
Skyline Corp. ...............................................................................       38,300          1,110,700
Standard Pacific Corp. ......................................................................       35,500            501,438
                                                                                                                -------------
                                                                                                                    1,612,138
                                                                                                                -------------
Miscellaneous 1.1%
Granite Construction, Inc. ..................................................................       38,100          1,121,569
                                                                                                                -------------
Transportation 0.6%
Airlines 0.3%
Alaska Air Group Inc.* ......................................................................        9,600            327,000
                                                                                                                -------------
Marine Transportation 0.1%
Hvide Marine, Inc. "A"* .....................................................................       17,900            128,656
                                                                                                                -------------
Trucking 0.2%
USFreightways Corp. .........................................................................        8,000            159,000
                                                                                                                -------------


   The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Utilities 12.1%
Electric Utilities 5.4%
Black Hills Corp. ...........................................................................       49,100          1,319,563
Northwestern Corp. ..........................................................................       45,400          1,180,400
Public Service Co. of New Mexico ............................................................       19,700            437,094
SIGCORP, Inc. ...............................................................................       33,200          1,072,775
TNP Enterprises, Inc. .......................................................................       34,200          1,194,863
                                                                                                                -------------
                                                                                                                    5,204,695
                                                                                                                -------------
Natural Gas Distribution 4.8%
CTG Resources Inc. ..........................................................................       14,000            338,625
Colonial Gas Co. ............................................................................       34,600          1,001,238
Connecticut Energy Corp. ....................................................................       20,800            561,600
Eastern Enterprises .........................................................................        7,700            324,363
Energen Corp. ...............................................................................       30,800            585,200
Laclede Gas Co. .............................................................................       21,900            505,069
NUI Corp. ...................................................................................       44,800          1,030,400
Northwest Natural Gas Co. ...................................................................        7,400            204,656
ONEOK, Inc. .................................................................................        2,400             81,600
                                                                                                                -------------
                                                                                                                    4,632,751
                                                                                                                -------------
Water Supply 1.9%
Aquarion Co. ................................................................................       27,100            912,931
California Water Service Group ..............................................................       40,800            923,100
                                                                                                                -------------
                                                                                                                    1,836,031
                                                                                                                -------------
Total Common Stocks (Cost $108,573,005) .....................................................                      96,751,632
                                                                                                                -------------

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $109,491,005) (a) ..........................................     101.0%           97,669,632
Other Assets and Liabilities, Net ...........................................................      (1.0)%            (978,144)
                                                                                                -------         -------------
Net Assets ..................................................................................     100.0%           96,691,488
                                                                                                =======         =============
-----------------------------------------------------------------------------------------------------------------------------

      *     Non-income producing security.

      (a) At September 30, 1998, the net unrealized depreciation on investments based on cost for federal income tax purposes of $109,491,005 was as follows:

            Aggregate gross unrealized appreciation for all
            investments in which there is an excess of
            value over tax cost ..............................    $   6,134,081

            Aggregate gross unrealized depreciation for all
            investments in which there is an excess of
            tax cost over value ..............................      (17,955,454)
                                                                  -------------
            Net unrealized depreciation ......................    $ (11,821,373)
                                                                  =============

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1998 aggregated $78,029,034 and $10,128,198, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.
--------------------------------------------------------------------------------
      As permitted by tax regulations, the Fund intends to elect to defer this loss and treat it as arising in the fiscal year ended September 30, 1999. At September 30, 1998, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $2,000, all of which expire September 30, 2006. In addition, from November 1, 1997 through September 30, 1998, the Fund incurred approximately $210,000 of net realized capital losses on investments.


   The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                              Amount ($) (b)        Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 3.6%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 9/30/1998 at
   5.4% to be repurchased at $5,198,780 on 10/1/1998, collateralized by a
   $5,092,000 U.S. Treasury Bond, 6.125%, 9/30/2000 (Cost $5,198,000)................            5,198,000          5,198,000
                                                                                                                  -----------

BONDS 9.1%
-----------------------------------------------------------------------------------------------------------------------------

Japan 0.6%
Sumitomo Bank, Variable Rate Bond, 9.4%, 12/29/2049 .................................            1,000,000            830,000
                                                                                                                  -----------
United Kingdom 3.5%
United Kingdom Treasury Bond, 8.5%, 7/16/2007 .......................................   GBP      1,627,000          3,447,287
United Kingdom Treasury Bond, 3.5%, 12/29/2049 ......................................   GBP      1,287,200          1,583,274
                                                                                                                    5,030,561
                                                                                                                  -----------
United States 5.0%
U.S. Treasury Bond, 6.375%, 8/15/2027 ...............................................            6,150,000          7,262,781
                                                                                                                  -----------
Total Bonds (Cost $12,257,778) ......................................................                              13,123,342
                                                                                                                  -----------

CONVERTIBLE BONDS 0.0%
-----------------------------------------------------------------------------------------------------------------------------

Ghana
Ashanti Capital Corp., 5.5%, 3/15/2003 (Cost $13,000) ...............................               13,000              9,360
                                                                                                                  -----------

COMMON STOCKS 85.8%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------

Argentina 0.7%
YPF S.A. "D" (ADR) (Petroleum company) ..............................................               39,600          1,029,600
                                                                                                                  -----------
Australia 2.2%
Foster's Brewing Group, Ltd. (Leading brewery) ......................................              445,458            971,359
Normandy Mining Ltd. (Mining and oil enterprises) ...................................              605,800            511,528
WMC Ltd. (Mineral exploration and production) .......................................              122,100            367,323
Woodside Petroleum Ltd. (Major oil and gas producer) ................................              259,800          1,357,791
                                                                                                                  -----------
                                                                                                                    3,208,001
                                                                                                                  -----------
Austria 0.4%
Flughafen Wien AG (Operator of terminals and facilities at Vienna International
   Airport) .........................................................................               14,100            575,424
                                                                                                                  -----------
Brazil 1.1%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) .....................               38,650            263,303
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) ..........            1,250,000            490,320
Companhia Vale do Rio Doce (pfd.) "A" (Diverse mining and industrial
   complex) .........................................................................               55,200            791,598


   The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Steel manufacturer) ................               42,140            124,417
                                                                                                                  -----------
                                                                                                                    1,669,638
                                                                                                                  -----------
Canada 3.1%
BCE, Inc. (Telecommunication services) ..............................................               21,600            604,622
Barrick Gold Corp. (Gold exploration and production in North and
   South America) ...................................................................               38,900            778,000
Canadian National Railway (Railroad operator) .......................................               24,000          1,081,648
Canadian Pacific Ltd. (Ord.) (Transportation and natural resource
   conglomerate) ....................................................................               46,050            958,463
Molson Cos., Ltd. "A" (Brewery) .....................................................               44,900            629,886
Noranda, Inc. (Operator in mining and metals) .......................................               26,100            370,425
                                                                                                                  -----------
                                                                                                                    4,423,044
                                                                                                                  -----------
France 3.9%
AXA S.A. (Insurance group providing insurance, finance and real estate
   services) ........................................................................               14,990          1,373,412
Assurances Generales de France (Health, life, and liability insurance) ..............               14,510            800,770
Assurances Generales de France -- CVG Shares ........................................               14,510            168,447
Canal Plus (Leading pay television network) .........................................                5,320          1,293,158
Michelin "B" (Leading tire manufacturer) ............................................               23,230            912,754
PSA Peugeot Citroen (Manufacturer of automobiles and light commercial
   vehicles) ........................................................................                6,150          1,050,062
                                                                                                                  -----------
                                                                                                                    5,598,603
                                                                                                                  -----------
Germany 15.6%
Allianz AG (Multi-line insurance company) ...........................................                7,742          2,401,483
BASF AG (Leading international chemical producer) ...................................               37,640          1,426,756
BHF-Bank AG (Universal banking services) ............................................               18,770            606,952
Bayer AG (Leading chemical producer) ................................................               51,505          1,946,145
Bayerische Vereinsbank AG (Commercial bank) .........................................               26,352          1,940,954
Deutsche Telekom AG (Telecommunication services) ....................................               18,932            588,383
Deutsche Telekom AG (ADR) ...........................................................               16,566            487,662
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing
   presses) .........................................................................                5,763            403,767
Hoechst AG (Chemical producer) ......................................................               49,784          2,057,005
Muenchener Rueckversicherungs-Gesellschaft AG (Insurance company) ...................                4,862          1,353,831
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) ..........................                2,900          1,279,859
Muenchener Rueckversicherungs-Gesellschaft AG (Warrants), expire 6/3/2002* ..........                  310             12,252
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ............               52,357          2,431,381
SAP AG (pfd.) (Computer software manufacturer) ......................................                3,812          1,810,184
Schering AG (Pharmaceutical and chemical producer) ..................................                8,860            916,533
VEBA AG (Electric utility, distributor of oil and chemicals) ........................               29,356          1,529,370
VIAG AG (Provider of electrical power and natural gas services, aluminum
   products, chemicals, ceramics and glass)  ........................................                1,892          1,300,647
                                                                                                                  -----------
                                                                                                                   22,493,164
                                                                                                                  -----------
Ghana 0.3%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer) ..........................               53,360            486,910


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Hong Kong 1.9%
Cheung Kong Holdings Ltd. (Real estate company) .....................................              114,000            529,630
Citic Pacific Ltd. (Diversified holding company) ....................................              484,000            849,473
Hutchison Whampoa, Ltd. (Container terminal and real estate company) ................              164,000            865,631
Kerry Properties, Ltd. (Real estate company) ........................................              377,447            129,083
New World Development Co., Ltd. (Property investment and development,
   construction and engineering, hotels and restaurants, telecommunications) ........              243,387            325,090
                                                                                                                  -----------
                                                                                                                    2,698,907
                                                                                                                  -----------
Italy 0.8%
Istituto Nazionale delle Assicurazione (Insurance company) ..........................              461,300          1,173,791
                                                                                                                  -----------
Japan 3.7%
Daiwa Securities Co., Ltd. (Brokerage and other financial services) .................              103,000            241,377
Jafco Co. Ltd. (Venture capital company) ............................................                6,000             98,865
Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of consumer
   electronic products) .............................................................               68,000            923,764
Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment, machinery
   parts) ...........................................................................               88,000            715,987
Nomura Securities Co., Ltd. (Financial advisor, securities broker and
   underwriter) .....................................................................              146,000          1,047,821
Ono Pharmaceutical Co., Ltd. (Producer of medicines for human and veterinary
   uses) ............................................................................               13,000            312,267
Shohkoh Fund & Co., Ltd. (Finance company for small- and medium-sized
   firms) ...........................................................................                2,400            614,280
Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper mining
   company) .........................................................................              102,000            321,948
The Nichido Fire & Marine Insurance Co., Ltd. (Property and casualty insurance
   company) .........................................................................               82,000            360,908
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) .........               31,000            667,448
                                                                                                                  -----------
                                                                                                                    5,304,665
                                                                                                                  -----------
Korea 0.0%
Samsung Electronics Co., Ltd. (Major electronics manufacturer) ......................                  131              3,579
                                                                                                                  -----------
Netherlands 1.2%
AEGON Insurance Group NV (Insurance company) ........................................               22,318          1,769,464
                                                                                                                  -----------
South Africa 0.5%
Anglo American Platinum Corp., Ltd. (ADR) (Leading platinum producer) ...............               27,765            402,593
Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
   petrochemical production) ........................................................               82,460            378,086
                                                                                                                  -----------
                                                                                                                      780,679
                                                                                                                  -----------
Sweden 2.2%
AGA AB "B" (Producer and distributor of industrial and medical gases) ...............               54,600            675,665
Astra AB "A" (Pharmaceutical company) ...............................................               67,426          1,152,655
Skandia Foersaekrings AB (Financial conglomerate) ...................................              106,460          1,385,331
                                                                                                                  -----------
                                                                                                                    3,213,651
                                                                                                                  -----------
Switzerland 7.4%
Ciba Specialty Chemical (Registered) (Manufacturer of chemical products for
   plastics, coatings, fibers and fabrics) ..........................................               15,240          1,269,632
Clariant AG (Registered) (Manufacturer of color chemicals) ..........................                2,937          1,348,926


   The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Credit Suisse Group (Registered) (Provider of bank services, management
   services and life insurance) .....................................................                7,847            869,741
Holderbank Financiere Glaris AG (Bearer) (Cement producer) ..........................                1,357          1,395,929
Nestle SA (Registered) (Food manufacturer) ..........................................                1,197          2,388,103
Novartis AG (Bearer) (Pharmaceutical company) .......................................                  673          1,082,826
Novartis AG (Registered) (Pharmaceutical company) ...................................                  648          1,041,663
Swiss Reinsurance (Registered) (Life, accident and health insurance company) ........                  705          1,401,931
                                                                                                                  -----------
                                                                                                                   10,798,751
                                                                                                                  -----------
United Kingdom 11.8%
BOC Group PLC (Producer of industrial gases) ........................................               90,076          1,117,515
British Airways PLC (Provider of passenger and cargo airline services) ..............              115,828            708,659
Carlton Communications PLC (Television post production products and
   services) ........................................................................              195,872          1,304,908
Enterprise Oil PLC (Oil and gas exploration and production) .........................               36,125            243,276
General Electric Co., PLC (Manufacturer of power, communications and defense
   equipment and other various electrical components) ...............................              253,830          1,854,953
Lasmo PLC (Oil production and exploration)  .........................................               19,611             57,992
National Grid Group PLC (Owner and operator of electric transmission systems) .......              240,210          1,788,079
Railtrack Group PLC (Operator of railway infrastructure) ............................               70,650          2,036,383
Reuters Holdings PLC (International news agency) ....................................              216,730          1,819,564
Rio Tinto PLC (Mining and finance company) ..........................................               47,254            563,362
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) .................              272,650          1,650,752
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare
   products) ........................................................................               89,120            979,943
Unilever PLC (Manufacturer of branded and packaged consumer goods, food,
   detergents and personal care products) ...........................................              243,150          2,080,629
United Assurance Group PLC (Holding company for insurance businesses and
   financial service providers) .....................................................               87,729            872,209
                                                                                                                  -----------
                                                                                                                   17,078,224
                                                                                                                  -----------
United States 29.0%
American Greeting Corp., "A" (Designer of greeting cards) ...........................               24,600            973,238
Atlantic Richfield Co. (Petroleum company) ..........................................               17,200          1,220,125
Biogen Inc.* (Biotechnology research and development) ...............................                3,200            210,600
Boston Scientific Corp.* (Developer and producer of medical devices) ................               15,100            775,763
CINergy Corp. (Holding company of electrical utilities in Ohio, Indiana and
   Kentucky) ........................................................................               52,800          2,019,600
Charles Schwab Corp. (Discount brokerage services) ..................................               14,650            576,844
Duke Energy Corp. (Electric utility in the Carolinas) ...............................                9,400            622,163
EXEL Limited "A" (Provider of liability insurance) ..................................               40,492          2,550,996
Electronic Data Systems Corp. (Provider of information technology services) .........               44,500          1,476,844
Enron Corp. (Major natural gas pipeline system) .....................................               33,410          1,764,466
Equity Residential Properties Trust (REIT) (Owner of apartment properties) ..........               34,000          1,434,375
Guidant Corp. (Developer and manufacturer of products used in minimally
   invasive surgery) ................................................................               10,300            764,775
Homestake Mining Co. (Major international gold producer) ............................               66,100            801,463
International Business Machines Corp. (Principal manufacturer and servicer of
   business and computing machines)  ................................................               24,000          3,072,000
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment) ......               14,900          1,502,106


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
MBIA, Inc. (Insurer of municipal bonds) .............................................               34,920          1,874,768
Newmont Mining Corp. (International gold exploration and mining company) ............               35,900            870,575
Northrop Grumman Corp. (Manufacturer of aircraft, aircraft assemblies and
   electronic systems for military and commercial use) ..............................               19,200          1,401,600
Parametric Technology Corp.* (Mechanical design software producer) ..................               40,400            406,525
PECO Energy Co. (Electric and gas utility) ..........................................               44,500          1,627,031
Phillips Petroleum Co. (Petroleum exploration, production and refining) .............               15,200            685,900
Praxair, Inc. (Producer of industrial gases and specialized coatings) ...............               29,000            947,938
ProLogis Trust (REIT) (Owner and operator of bulk distribution and industrial
   facilities) ......................................................................               20,100            454,763
Sabre Group Holdings Inc. (Travel reservation system provider) ......................               32,600            978,000
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
   services)  .......................................................................               31,700          1,097,613
Stillwater Mining Co.* (Exploration and development of mines in Montana
   producing platinum, palladium and associated metals) .............................               32,400          1,022,625
Sun Microsystems, Inc.* (Producer of high-performance workstations, servers and
   networking software) .............................................................               14,500            722,281
Tele-Communications Inc. "A" (New)* (Cable TV systems and microwave
   services) ........................................................................               39,400          1,541,525
Tele-Communications International, Inc. "A" (Telecommunication and broadband
   cable television services) .......................................................               28,600            593,450
UNUM Corp. (Provider of disability, health and life insurance and group pension
   products) ........................................................................               49,100          2,439,656
US Airways Group, Inc. (Major airline) ..............................................               25,800          1,306,125
USEC Inc.* (Provider of enriched uranium products and services) .....................              189,600          2,926,950
Williams Cos., Inc. (Gas pipeline operator, petroleum producer) .....................               44,000          1,265,000
                                                                                                                  -----------
                                                                                                                   41,927,683
                                                                                                                  -----------
Total Common Stocks (Cost $117,268,022)                                                                           124,233,778
                                                                                                                  -----------
SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $134,736,800) (a) ..................................              98.5           142,564,480
Other Assets and Liabilities, Net ...................................................               1.5             2,125,430
                                                                                                  -----           -----------
Net Assets ..........................................................................             100.0           144,689,910
                                                                                                  =====           ===========

        *   Non income producing security.

      (a) At September 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $134,834,120 was as follows:

            Aggregate gross unrealized appreciation
            for all investments in which there is an excess
            of value over tax cost ............................... $ 23,407,097

            Aggregate gross unrealized depreciation
            for all investments in which there is an excess
            of tax cost over value ...............................  (15,676,737)
                                                                   ------------
            Net unrealized appreciation                            $  7,730,360
                                                                   ============

      (b)   Principal amount is stated U.S. Dollars, unless otherwise specified.


   The accompanying notes are an integral part of the financial statements

AARP GLOBAL GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1998 aggregated $94,138,095 and $86,148,899, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.

      Currency Abbreviations (These abbreviations have been used throughout this report)

      GBP      British Pound


   The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL GROWTH AND INCOME FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY 7.7%
-----------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 5.456%, 10/1/1998 (Cost $3,149,000) .................          3,149,000          3,149,000
                                                                                                                   ----------

CONVERTIBLE PREFERRED STOCKS 1.4%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Belgium
Lernout & Hauspie Speech Products N.V. (Developer of advanced speech
   technologies) (Cost $695,238) ......................................................             13,300            570,238
                                                                                                                   ----------

COMMON STOCKS 91.2%
-----------------------------------------------------------------------------------------------------------------------------

Australia 2.5%
Commonwealth Bank of Australia (Bank) .................................................             84,653          1,001,668
                                                                                                                   ----------
Canada 3.8%
BCE, Inc. (Telecommunication services) ................................................             32,700            915,330
Hudson's Bay Co. (Operator of retail department) ......................................             45,900            636,393
                                                                                                                   ----------
                                                                                                                    1,551,723
                                                                                                                   ----------
Finland 3.5%
Merita Ltd. "B" (Financial services group) ............................................            152,500            773,899
Metsa-Serla Oy "B" (Manufacturer of papers, corrugated and paper board, soft
   and hardwood pulp) .................................................................             90,690            642,179
                                                                                                                   ----------
                                                                                                                    1,416,078
                                                                                                                   ----------
France 12.1%
Accor S.A. (Catering, hotels, travel services) ........................................              4,630            971,629
Dexia France (Municipal and local development financing) ..............................              7,660            967,230
Scor S.A. (Property, casualty and life reinsurance company) ...........................             19,900          1,183,530
Societe Nationale Elf Aquitaine (Petroleum company) ...................................              9,091          1,121,945
Sommer-Allibert (Manufacturer of plastic products for automotive industry) ............             21,000            675,109
                                                                                                                   ----------
                                                                                                                    4,919,443
                                                                                                                   ----------
Germany 11.8%
Bayer AG (Leading chemical producer) ..................................................             24,380            921,212
Dyckerhoff AG (pfd.) (Producer of cement, ready-mixed concrete and finishing
   products) ..........................................................................              2,840            952,364
Hochtief AG (Construction and civil engineering services) .............................             25,550            734,393
Metro AG (Operator of building, clothing and food stores and supermarkets) ............             30,200          1,247,822
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ..............             20,930            971,958
                                                                                                                   ----------
                                                                                                                    4,827,749
                                                                                                                   ----------
Hong Kong 1.0%
HSBC Holdings Ltd. (Bank) .............................................................             22,400            410,489
                                                                                                                   ----------


   The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL GROWTH AND INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Ireland 2.9%
Allied Irish Bank PLC (Bank) ..........................................................             80,476          1,178,660
                                                                                                                   ----------
Italy 4.5%
La Rinascente SpA di Risparmio (Department store chain) ...............................            210,200            892,707
Telecom Italia SpA (Telecommunications, electronics, network construction) ............            198,700            950,404
                                                                                                                   ----------
                                                                                                                    1,843,111
                                                                                                                   ----------
Japan 8.3%
East Japan Railway Co. (Railroad operator) ............................................                 79            393,409
Nintendo Co., Ltd. (Game equipment manufacturer) ......................................             11,000          1,034,346
Nippon Meat Packers, Inc. (Leading meat processor) ....................................             88,000          1,019,524
Nippon Telegraph & Telephone Corp. (Leading telecommunications company) ...............                126            918,125
                                                                                                                   ----------
                                                                                                                    3,365,404
                                                                                                                   ----------
Netherlands 6.8%
KLM Royal Dutch Air Lines NV (World-wide full service airline) ........................             20,900            527,189
Koninklijke KPN NV (Provider of telecommunications services) ..........................             15,850            489,868
Koninklijke Nedlloyd Groep NV (Container shipping and transportation) .................             41,810            552,848
Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/Shell Group) ...................             13,900            690,165
TNT Post Group NV (Provider of transportation services) ...............................             20,400            519,994
                                                                                                                   ----------
                                                                                                                    2,780,064
                                                                                                                   ----------
Norway 1.4%
Christiania Bank og Kreditkasse (Commercial bank) .....................................            183,120            576,892
                                                                                                                   ----------
Portugal 1.2%
Portugal Telecom S.A. (Telecommunication services) ....................................             13,600            495,361
                                                                                                                   ----------
Spain 4.7%
Autopistas del Mare Nostrum S.A. (Builder and operator of toll motorways) .............             43,323            963,208
Iberdrola S.A. (Electric utility) .....................................................             56,320            938,634
                                                                                                                   ----------
                                                                                                                    1,901,842
                                                                                                                   ----------
Sweden 5.1%
AssiDoman AB (Forestry group) .........................................................             23,800            458,481
OM Gruppen AB (Operator of exchanges and clearing organizations for options,
   futures, and stock loans) ..........................................................             74,700          1,286,534
Svedala Industri AB (Manufacturer of machinery for construction, mineral
   processing and materials handling) .................................................             23,290            356,548
                                                                                                                   ----------
                                                                                                                    2,101,563
                                                                                                                   ----------
Switzerland 3.9%
Georg Fischer AG (Registered) (Manufacturer of automotive products and piping
   systems) ...........................................................................              2,375            658,958
Sika Finanz AG (Manufacturer of water management products and systems) ................             16,281            925,861
                                                                                                                   ----------
                                                                                                                    1,584,819
                                                                                                                   ----------
United Kingdom 17.7%
Bank of Scotland (Bank) ...............................................................             81,300            775,821
British Airways PLC (Provider of passenger and cargo airline services) ................            122,656            750,434
British Telecom PLC (Telecommunication services) ......................................             79,200          1,067,382
Courtaulds Textiles PLC (Producer of clothing, fabrics and home furnishings) ..........             39,161            126,453
Dorling Kindersley Holdings PLC (Book publisher) ......................................            187,024            622,981
EMI Group PLC (Music recording and retailing company) .................................             99,165            611,346


   The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
General Electric Co., PLC (Manufacturer of power, communications and defense
   equipment and other various electrical components) .................................             66,150            483,415
Laporte PLC (Producer of specialty chemicals)  ........................................             67,500            475,212
Man (ED&F) Group PLC (Commodities trading company) ....................................             80,040            391,761
Royal & Sun Alliance Insurance Group PLC (Multi-line insurance holding
   company) ...........................................................................             78,503            680,421
Tomkins PLC (Manufacturer of fluid controls, industrial products, garden and
   leisure products) ..................................................................            118,470            555,698
Transport Development Group PLC (Distribution, storage and transport
   services) ..........................................................................            174,000            671,269
                                                                                                                   ----------
                                                                                                                    7,212,193
                                                                                                                   ----------
Total Common Stocks (Cost $39,837,801) ................................................                            37,167,059
                                                                                                                   ----------

SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $43,682,039) (a) .....................................           100.3            40,886,297
Other Assets and Liabilities, Net .....................................................            (0.3)             (114,477)
                                                                                                  -----            ----------
Net Assets ............................................................................           100.0            40,771,820
                                                                                                  =====            ==========

-----------------------------------------------------------------------------------------------------------------------------

      *     Non-income producing security.

      (a) At September 30, 1998, the net unrealized depreciation on investments based on cost for federal income tax purposes of $43,768,338 was as follows:

            Aggregate gross unrealized appreciation
            for all investments in which there is an excess
            of value over tax cost ............................     $ 1,519,032

            Aggregate gross unrealized depreciation
            for all investments in which there is an excess
            of tax cost over value ............................      (4,401,073)
                                                                    -----------
            Net unrealized depreciation .......................     $(2,882,041)
                                                                    ===========

            At September 30, 1998, outstanding written call options were as follows:

                                                                           Number of                             Market
                                                    Expiration Date        Contracts        Strike Price        Value ($)
                                                    ---------------        ---------        ------------        ---------
        Bayer AG ............................          3/19/1999             17,325           75.00 DEM           41,706
        Royal Dutch Petroleum ...............          4/16/1999                 92          105.00 NLG           33,222
        RWE AG ..............................          3/19/1999             18,540           90.00 DEM           63,171
                                                                                                                 -------
        Total outstanding written options (premiums received $148,779) ................................          138,099
                                                                                                                 =======


   The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL GROWTH AND INCOME FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   Transactions in written options for the year ended September 30, 1998 were:

                                                                    Options on Securities
                                                  -----------------------------------------------------------
                                                                                              Premiums
                                                        Contracts                           Received ($)
                                                        ---------                           ------------
        Outstanding at September 30, 1997 ......              --                                    --
                                                         -------                               -------
        Written:
        Royal & Sun Alliance ...................          29,122                                 8,972
        General Electric Co., PLC ..............          47,071                                 6,631
        Bayer AG ...............................          17,325                                52,362
        Royal Dutch Petroleum  .................              92                                29,087
        RWE AG  ................................          18,540                                67,330

        Exercised:
        Royal & Sun Alliance ...................         (29,122)                               (8,972)
        General Electric Co., PLC ..............         (47,071)                               (6,631)
                                                                                               -------
        Outstanding at September 30, 1998 ................................................     148,779
                                                                                               =======

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1998 aggregated $46,052,752 and $23,066,412, respectively.
--------------------------------------------------------------------------------
      Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.
--------------------------------------------------------------------------------
      From November 1, 1997 through September 30, 1998, the Fund incurred approximately $166,000 of net realized capital losses on investments. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 1999.

      Currency Abbreviations (These abbreviations have been used throughout this report.)

      DEM      German Deutschemark

      NLG      Netherlands Guilder


   The accompanying notes are an integral part of the financial statements

AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET 15.8%

AARP High Quality Money Fund (Cost $15,488,479) ........................................        15,488,479         15,488,479
                                                                                                                   ----------

FIXED INCOME 61.0%
-----------------------------------------------------------------------------------------------------------------------------

AARP Bond Fund for Income ..............................................................         1,911,880         29,462,068
AARP GNMA and U.S. Treasury Fund .......................................................         1,958,492         30,160,777
                                                                                                                   ----------
Total Fixed Income (Cost $58,454,742) ..................................................                           59,622,845
                                                                                                                   ----------

EQUITY 23.4%
-----------------------------------------------------------------------------------------------------------------------------

AARP Global Growth Fund ................................................................           308,979          5,598,691
AARP Growth and Income Fund ............................................................           198,533          9,879,016
AARP Small Company Stock Fund ..........................................................           166,098          2,812,039
AARP U.S. Stock Index Fund .............................................................           240,885          4,639,438
                                                                                                                   ----------
Total Equity (Cost $24,378,785) ........................................................                           22,929,184
                                                                                                                   ----------
SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $98,322,006) (a) ......................................          100.2            98,040,508
Other Assets and Liabilities, Net ......................................................           (0.2)             (204,961)
                                                                                                  -----            ----------
Net Assets .............................................................................          100.0            97,835,547
                                                                                                  =====            ==========

-----------------------------------------------------------------------------------------------------------------------------

      (a) At September 30, 1998, the net unrealized depreciation on investments based on cost for federal income tax purposes of $98,322,253 was as follows:

            Aggregate gross unrealized appreciation
            for all investments in which there is an excess
            of value over tax cost ..............................   $ 1,340,868

            Aggregate gross unrealized depreciation
            for all investments in which there is an excess
            of tax cost over value ..............................    (1,622,613)
                                                                    -----------
            Net unrealized depreciation .........................   $  (281,745)
                                                                    ===========

--------------------------------------------------------------------------------
            Purchases and sales of investment securities (excluding money market investments) for the year ended September 30, 1998, aggregated $49,532,840 and $3,035,416, respectively.
--------------------------------------------------------------------------------
            Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.


   The accompanying notes are an integral part of the financial statements

AARP DIVERSIFIED GROWTH PORTFOLIO

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET 2.7%
-----------------------------------------------------------------------------------------------------------------------------

AARP High Quality Money Fund (Cost $3,469,734) .........................................         3,469,734          3,469,734
                                                                                                                  -----------

FIXED INCOME 35.5%
-----------------------------------------------------------------------------------------------------------------------------

AARP Bond Fund for Income ..............................................................         1,632,968         25,164,035
AARP GNMA and U.S. Treasury Fund .......................................................         1,372,730         21,140,040
                                                                                                                  -----------
Total Fixed Income (Cost $45,600,537) ..................................................                           46,304,075
                                                                                                                  -----------


EQUITY 61.7%
-----------------------------------------------------------------------------------------------------------------------------

AARP Capital Growth Fund ...............................................................            95,100          4,872,947
AARP Global Growth Fund ................................................................           415,369          7,526,481
AARP Growth and Income Fund ............................................................           615,753         30,639,853
AARP International Growth and Income Fund ..............................................           506,513          8,382,785
AARP Small Company Stock Fund ..........................................................           727,493         12,316,456
AARP U.S. Stock Index Fund .............................................................           866,003         16,679,219
                                                                                                                  -----------
Total Equity (Cost $85,526,858) ........................................................                           80,417,741
                                                                                                                  -----------
SUMMARY                                                                                   % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $134,597,129) (a) .....................................           99.9           130,191,550
Other Assets and Liabilities, Net ......................................................            0.1               141,778
                                                                                                  -----           -----------
Net Assets .............................................................................          100.0           130,333,328
                                                                                                  =====           ===========

-----------------------------------------------------------------------------------------------------------------------------

      (a) At September 30, 1998, the net unrealized depreciation on investments based on cost for federal income tax purposes of $134,598,173 was as follows:

            Aggregate gross unrealized appreciation
            for all investments in which there is an excess
            of value over tax cost ...............................  $ 1,278,866

            Aggregate gross unrealized depreciation
            for all investments in which there is an excess
            of tax cost over value ...............................   (5,685,489)
                                                                    -----------
            Net unrealized depreciation ..........................  $(4,406,623)
                                                                    ===========

--------------------------------------------------------------------------------
            Purchases and sales of investment securities (excluding money market investments) for the year ended September 30, 1998, aggregated $79,056,105 and $5,508,322, respectively.
--------------------------------------------------------------------------------
            Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are reported in the Statement of Assets and Liabilities.


   The accompanying notes are an integral part of the financial statements

                                                                          /5/
          -------------------------------------------------------------------







                                                          FINANCIAL STATEMENTS

                     The information contained in this section is legally required by Federal Securities Law and monitored by the Securities and Exchange Commission (SEC) as it concerns the financial status of each AARP Mutual Fund. Shareholders are required to receive financial statements audited by an independent accounting firm on an annual basis. The independent accountant of the AARP Investment Program's Annual Report is PricewaterhouseCoopers LLP.

                     Financial Statements are records of the financial status of an organization and are prepared by management. Financial Statements must conform to Generally Accepted Accounting Principles (GAAP), which are standards established by the Financial Accounting Standards Board
                     (FASB), the SEC, and various committees of the American Institute of Certified Public Accountants (AICPA).

                     This section consists of three different financial statements for the Funds: Statements of Assets and Liabilities, Statements of Operations, and Statements of Changes in Net Assets.

                     The Notes to Financial Statements explain the significant
                     accounting    policies   reflected   in   the   Financial
                     Statements.

                     STATEMENTS OF ASSETS AND LIABILITIES

                     The Statements of Assets and Liabilities show the net assets of the Funds in the AARP Investment Program.

                     Assets include such items as:

                     o Investments  at  value:  The  market  value of the AARP
                       Mutual Fund's holdings on the last day of the reporting period;

                     o Cash: The actual amount of the  uninvested  assets held
                       in each AARP Mutual Fund;

                     o Receivables: Money owed to an AARP Mutual Fund. Sources
                       of receivables include:

                       o Investments sold: Proceeds that the Fund will receive from investments sold which settle at a later date;

                       o Fund shares sold: Proceeds that the Fund will receive from shares sold to shareholders;

                       o Dividends and interest earned on the Funds' securities but not yet paid to the Fund;

                       o  Expense reimbursements due from the Fund manager.

                     o Daily  variation  margin  on  open  futures  contracts:
                       Payments due to/from the broker that reflect the change in value from the previous day of any futures contract held in an AARP Mutual Fund's portfolio (this figure could show up as an asset or a liability).

                     Liabilities include amounts owed for such items as:

                     o Investments   purchased  for  the  AARP  Mutual  Fund's
                       portfolio but that are not yet paid for;

                     o Fund shares redeemed but not yet paid to shareholders;

                     o Dividends declared but not yet paid to shareholders;

                     o Management fees incurred but unpaid at fiscal year end;

                     o Other  accrued  expenses  incurred but unpaid at fiscal
                       year end.

                     The section Net Assets Consist Of includes the following:

                     o Undistributed  (overdistributed) net investment income:
                       An AARP Mutual Fund's accumulated investment income less expenses and less distributions paid from net investment income;

                     o Unrealized    appreciation    (or    depreciation)   on
                       investments:    Represents   the   current   value   of
                       investments held less their cost;

                     o Accumulated net realized  capital gain (loss):  An AARP
                       Mutual Fund's accumulated realized gains and losses from sales of investments, less distributions paid from net realized gains;

                     o Paid-in  capital:  Represents  the dollars  invested by
                       shareholders, less the amount of money redeemed since the applicable AARP Mutual Fund began operations.

                     The Statement of Assets and Liabilities also shows the net asset value (NAV) for each AARP Mutual Fund. Net asset value is calculated by taking a Fund's total assets, deducting liabilities, and then dividing this amount by the total number of capital shares outstanding.

                     STATEMENTS OF OPERATIONS

                     The Statements of Operations include investment income from interest and dividends and the various expenses associated with the operation of the AARP Mutual Funds for the period ended September 30, 1998. The Statements of Operations also show net gains and losses for various categories of investments, both realized and unrealized gains and losses, for securities sold and held in each AARP Mutual Fund's portfolio. The bottom line tells you whether an AARP Mutual Fund's net assets have increased or decreased as a result of Fund operations.

                     STATEMENTS OF CHANGES

                     The Statements of Changes compare increases and decreases from each AARP Mutual Fund's operations and shareholder transactions with those of the previous year. Most of the terms used in the Statements of Changes are identical to those that are used in the other two statements. The categories in the section Fund Share Transactions include:

                     o Proceeds from the sale of shares:  The amount  received
                       by selling new shares to shareholders;

                     o Net asset  value of  shares  issued  due to  reinvested
                       dividends and distributions;

                     o Cost of shares  redeemed (or sold):  The amount paid to
                       shareholders from the exchange or redemption of shares.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

------------------------------------------------------------------------------------------------------------------------------
                                                                                      AARP High                AARP High
                                                              AARP High           Quality Tax Free        Quality Short Term
September 30, 1998                                       Quality Money Fund          Money Fund                Bond Fund
------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
   lists of investment portfolios) ..................      $   578,130,564         $    96,565,000         $   465,179,224
Cash ................................................            1,202,208                 402,657                   6,179
Receivable on investments sold ......................                    -                 400,000                       -
Investment income receivable ........................            1,431,193                 351,254               4,168,709
Receivable on Fund shares sold ......................            1,998,832                  33,291                  69,904
Daily variation margin on futures contracts .........                    -                       -                       -
Premiums receivable for written options .............                    -                       -                       -
Reimbursement from Fund Manager .....................                    -                       -                       -
Deferred organization expenses ......................                    -                       -                       -
Other assets ........................................                7,058                   2,074                   6,037
                                                         --------------------    ---------------------   ---------------------
Total assets ........................................          582,769,855              97,754,276             469,430,053

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
Investments purchased ...............................                    -                       -              20,581,250
Fund shares redeemed ................................            1,362,571                  22,684                 185,743
Dividends payable ...................................              149,230                  39,489                 584,911
Daily variation margin on futures contracts .........                    -                       -                       -
Unrealized depreciation on forward currency
   exchange contracts ...............................                    -                       -                       -
Management fee payable ..............................              181,762                  31,364                 172,207
Written options, at market ..........................                    -                       -                       -
Other payables and accrued expenses .................              336,046                  64,505                 231,308
                                                         --------------------    ---------------------   ---------------------
Total liabilities ...................................            2,029,609                 158,042              21,755,419
------------------------------------------------------------------------------------------------------------------------------
Net assets at value .................................      $   580,740,246         $    97,596,234         $   447,674,634
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income ................................      $             -         $             -         $       240,718
Net unrealized appreciation (depreciation) on:
   Investments ......................................             (122,643)                      -               6,106,435
   Futures contracts ................................                    -                       -                       -
   Written options ..................................                    -                       -                       -
   Foreign currency related transactions ............                    -                       -                       -
Accumulated net realized capital gain (loss) ........             (129,345)               (758,442)             (1,782,490)
Paid-in capital .....................................          580,992,234              98,354,676             443,109,971
------------------------------------------------------------------------------------------------------------------------------
Net assets at value .................................      $   580,740,246         $    97,596,234         $   447,674,634
------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ..........          580,860,195              97,601,942              27,254,456
------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
   per share ........................................                $1.00                   $1.00                  $16.43
------------------------------------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.


    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
      AARP GNMA                AARP Insured               AARP Bond
       and U.S.           Tax Free General Bond            Fund for               AARP Balanced            AARP Growth and
    Treasury Fund                  Fund                     Income             Stock and Bond Fund           Income Fund
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  $ 4,672,319,209            $ 1,717,569,698           $   180,749,107           $   733,010,707           $ 6,384,182,086
              389                    201,164                       804                       700                       355
      189,427,567                     60,000                 2,048,363                 6,245,317                87,920,174
       28,314,489                 19,116,504                 2,344,258                 4,864,268                18,174,486
        1,739,088                    355,804                   427,625                   420,761                 2,086,358
                -                          -                         -                         -                         -
                -                          -                         -                         -                         -
                -                          -                   307,681                         -                         -
                -                          -                     9,538                     2,995                         -
           85,489                     18,387                         -                     3,516                    40,914
----------------------     ---------------------     ---------------------     --------------------      --------------------
    4,891,886,231              1,737,321,557               185,887,376               744,548,264             6,492,404,373

-----------------------------------------------------------------------------------------------------------------------------
      284,359,675                          -                 4,768,205                 3,332,471                31,457,482
        2,101,936                    258,430                   246,615                   515,634                 4,900,461
        9,909,559                  2,631,217                   260,200                         -                         -
                -                  1,750,784                         -                         -                         -

                -                          -                         -                         -                         -
        1,504,826                    665,232                         -                   298,693                 2,494,774
                -                          -                         -                         -                         -
          953,265                    235,697                   171,729                   338,875                 1,684,344
----------------------     ---------------------     ---------------------     --------------------      --------------------
      298,829,261                  5,541,360                 5,446,749                 4,485,673                40,537,061
-----------------------------------------------------------------------------------------------------------------------------
  $ 4,593,056,970            $ 1,731,780,197           $   180,440,627           $   740,062,591           $ 6,451,867,312
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  $             -            $             -           $             -           $       489,400           $     5,829,789

       85,538,241                197,303,644                   660,882                53,685,802               884,948,312
                -                 (3,851,663)                        -                         -                         -
                -                          -                         -                         -                         -
                -                          -                         -                     2,843                   210,523
     (247,101,242)               (38,355,651)                2,028,270                40,192,220               707,889,787
    4,754,619,971              1,576,683,867               177,751,475               645,692,326             4,852,988,901
-----------------------------------------------------------------------------------------------------------------------------
  $ 4,593,056,970            $ 1,731,780,197           $   180,440,627           $   740,062,591           $ 6,451,867,312
-----------------------------------------------------------------------------------------------------------------------------
      298,216,939                 91,878,322                11,708,636                37,071,341               129,663,295
-----------------------------------------------------------------------------------------------------------------------------

           $15.40                     $18.85                    $15.41                    $19.96                    $49.76
-----------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

------------------------------------------------------------------------------------------------------------------------
                                                                                                       AARP Capital
                                                                          AARP U.S.                       Growth
September 30, 1998                                                    Stock Index Fund                     Fund
------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
   lists of investment portfolios) ..........................          $   127,455,773               $ 1,250,662,994
Cash ........................................................                       87                           480
Receivable on investments sold ..............................                        -                     9,526,977
Investment income receivable ................................                  171,878                     1,082,687
Receivable on Fund shares sold ..............................                  348,760                       277,704
Daily variation margin on futures contracts .................                        -                             -
Premiums receivable for written options .....................                        -                             -
Reimbursement from Fund Manager .............................                  272,508                             -
Deferred organization expenses ..............................                   11,545                             -
Unrealized appreciation on forward currency
   exchange contracts .......................................                        -                             -
Other assets ................................................                        -                         7,152
                                                                     --------------------          ---------------------
Total assets ................................................              128,260,551                 1,261,557,994

LIABILITIES
------------------------------------------------------------------------------------------------------------------------
Investments purchased .......................................                3,959,983                    12,223,564
Fund shares redeemed ........................................                  184,871                       972,342
Dividends payable ...........................................                        -                             -
Daily variation margin on open futures contracts ............                   44,994                             -
Management fee payable ......................................                        -                       582,804
Written options, at market ..................................                        -                             -
Other payables and accrued expenses .........................                  388,422                       443,662
                                                                     --------------------          ---------------------
Total liabilities ...........................................                4,578,270                    14,222,372
------------------------------------------------------------------------------------------------------------------------
Net assets at value .........................................          $   123,682,281               $ 1,247,335,622
------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
   income ...................................................          $        23,173               $     5,606,304
Net unrealized appreciation (depreciation) on:
   Investments ..............................................                  904,321                   235,507,520
   Futures contracts ........................................                  (50,548)                            -
   Written options ..........................................                        -                             -
   Foreign currency related transactions ....................                        9                          (355)
Accumulated net realized capital gain (loss) ................                   37,677                   157,734,890
Paid-in capital .............................................              122,767,649                   848,487,263
------------------------------------------------------------------------------------------------------------------------
Net assets at value .........................................          $   123,682,281               $ 1,247,335,622
------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ..................                6,422,055                    24,342,283
------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per
   share ....................................................                   $19.26                        $51.24
------------------------------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.


    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
     AARP Small                AARP Global           AARP International         AARP Diversified          AARP Diversified
       Company                    Growth                 Growth and               Income with                  Growth
     Stock Fund                    Fund                  Income Fund            Growth Portfolio              Portfolio
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  $    97,669,632            $   142,564,480           $    40,886,297           $    98,040,508           $   130,191,550
              724                    557,784                   320,918                         -                         -
          251,320                 11,004,787                 1,693,467                         -                         -
           80,937                    483,032                   169,993                   370,867                   250,643
           35,980                     40,551                    16,145                    46,487                   195,234
                -                          -                         -                         -                         -
                -                          -                   149,163                         -                         -
                -                          -                    78,020                         -                         -
            8,692                      6,579                     8,692                         -                         -

                -                     35,381                         -                         -                         -
                -                        715                         -                         -                         -
----------------------     ---------------------     ---------------------     --------------------      --------------------
       98,047,285                154,693,309                43,322,695                98,457,862               130,637,427

-----------------------------------------------------------------------------------------------------------------------------
        1,049,875                  9,596,930                 2,283,368                   370,604                   250,550
          110,191                    116,372                    11,415                    56,668                    53,549
                -                          -                         -                   195,043                         -
                -                          -                         -                         -                         -
           63,827                     99,242                         -                         -                         -
                -                          -                   138,099                         -                         -
          131,904                    190,855                   117,993                         -                         -
----------------------     ---------------------     ---------------------     --------------------      --------------------
        1,355,797                 10,003,399                 2,550,875                   622,315                   304,099
-----------------------------------------------------------------------------------------------------------------------------
  $    96,691,488            $   144,689,910           $    40,771,820           $    97,835,547           $   130,333,328
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

  $        14,982            $     1,499,016           $       420,251           $        25,142           $     2,556,239

      (11,821,373)                 7,827,680                (2,796,127)                 (281,498)               (4,405,579)
                -                          -                         -                         -                         -
                -                          -                    11,064                         -                         -
                -                     48,760                    13,562                         -                         -
         (208,069)                 7,071,647                  (252,077)                1,178,069                 2,013,766
      108,705,948                128,242,807                43,375,147                96,913,834               130,168,902
-----------------------------------------------------------------------------------------------------------------------------
  $    96,691,488            $   144,689,910           $    40,771,820           $    97,835,547           $   130,333,328
-----------------------------------------------------------------------------------------------------------------------------
        5,710,713                  7,984,664                 2,463,545                 6,114,823                 7,580,420
-----------------------------------------------------------------------------------------------------------------------------

           $16.93                     $18.12                    $16.55                    $16.00                    $17.19
-----------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

------------------------------------------------------------------------------------------------------------------------------
                                                                                      AARP High                AARP High
                                                              AARP High           Quality Tax Free        Quality Short Term
Year Ended September 30, 1998                            Quality Money Fund          Money Fund                Bond Fund
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------
Income:
   Interest .......................................        $    27,614,805         $     3,602,900         $    29,658,410
   Dividends ......................................                      -                       -                       -
                                                         --------------------    ---------------------   ---------------------
                                                                27,614,805               3,602,900              29,658,410
   Less foreign taxes withheld ....................                      -                       -                       -
                                                         --------------------    ---------------------   ---------------------
                                                                27,614,805               3,602,900              29,658,410
------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Management fee .................................              1,866,955                 380,516               2,092,824
   Services to shareholders .......................              1,994,042                 249,532               1,531,811
   Trustees' fees and expenses ....................                 21,776                  21,680                  21,819
   Shareholder communications .....................                195,917                  66,841                 169,261
   Legal ..........................................                 11,495                  10,917                  15,748
   Audit and tax services .........................                 26,130                  27,441                  50,044
   Custodian and accounting fees ..................                 77,451                  38,479                  85,917
   Registration expenses ..........................                 51,161                  14,166                  17,481
   Amortization of organization expenses ..........                      -                       -                       -
   Other ..........................................                 33,378                  19,974                  19,508
                                                         --------------------    ---------------------   ---------------------
Total expenses before reductions ..................              4,278,305                 829,546               4,004,413
Expense reductions ................................                      -                       -                       -
                                                         --------------------    ---------------------   ---------------------
Expenses, net .....................................              4,278,305                 829,546               4,004,413
------------------------------------------------------------------------------------------------------------------------------
Net investment income .............................             23,336,500               2,773,354              25,653,997
------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ..................................                  6,791                    (222)              8,343,306
     Futures contracts ............................                      -                       -                 (30,894)
     Written options ..............................                      -                       -                       -
     Foreign currency related transactions ........                      -                       -                       -
   Net unrealized appreciation (depreciation) on:
     Investments ..................................                 (2,180)                      -                (317,792)
     Futures contracts ............................                      -                       -                       -
     Written options ..............................                      -                       -                       -
     Foreign currency related transactions ........                      -                       -                       -
                                                         --------------------    ---------------------   ---------------------
Net gain (loss) on investments ....................                  4,611                    (222)              7,994,620
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ................................        $    23,341,111         $     2,773,132         $    33,648,617
------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
      AARP GNMA                AARP Insured               AARP Bond
       and U.S.           Tax Free General Bond            Fund for               AARP Balanced            AARP Growth and
    Treasury Fund                  Fund                     Income             Stock and Bond Fund           Income Fund
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  $   322,969,525            $    91,369,157           $     7,488,845           $    18,606,027           $    13,514,801
                -                          -                         -                13,089,197               194,085,942
----------------------     ---------------------     ---------------------     --------------------      --------------------
      322,969,525                 91,369,157                 7,488,845                31,695,224               207,600,743
                -                          -                         -                   (94,342)               (2,621,458)
----------------------     ---------------------     ---------------------     --------------------      --------------------
      322,969,525                 91,369,157                 7,488,845                31,600,882               204,979,285
-----------------------------------------------------------------------------------------------------------------------------

       18,153,539                  8,035,738                   615,552                 3,420,192                33,479,324
        7,822,002                  1,938,277                   352,678                 2,107,983                11,106,569
           21,819                     21,818                    21,856                    21,945                    21,821
          688,940                    208,618                    17,052                   281,520                 1,386,542
           16,469                     10,058                    13,441                     9,285                    21,441
           59,135                     57,657                    35,574                    35,752                    42,214
          783,516                    271,776                    52,968                   164,554                   888,976
           44,151                     39,940                    16,908                    71,601                   279,759
                -                          -                     2,599                     8,895                         -
          101,237                     40,396                     5,642                    18,871                   122,968
----------------------     ---------------------     ---------------------     --------------------      --------------------
       27,690,808                 10,624,278                 1,134,270                 6,140,598                47,349,614
                -                          -                  (923,233)                        -                         -
----------------------     ---------------------     ---------------------     --------------------      --------------------
       27,690,808                 10,624,278                   211,037                 6,140,598                47,349,614
-----------------------------------------------------------------------------------------------------------------------------
      295,278,717                 80,744,879                 7,277,808                25,460,284               157,629,671
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

       66,806,970                  6,543,876                 2,121,093                45,125,839               768,350,523
        2,116,048                (17,266,994)                  (38,690)                 (115,285)                        -
                -                          -                         -                         -                         -
                -                          -                         -                       568                  (195,411)

        1,993,609                 56,298,873                  (194,239)              (67,517,918)           (1,245,583,702)
                -                 (1,576,767)                        -                         -                         -
                -                          -                         -                         -                         -
                -                          -                         -                     2,712                   197,602
----------------------     ---------------------     ---------------------     --------------------      --------------------
       70,916,627                 43,998,988                 1,888,164               (22,504,084)             (477,230,988)
-----------------------------------------------------------------------------------------------------------------------------

  $   366,195,344            $   124,743,867           $     9,165,972           $     2,956,200           $ (319,601,317)
-----------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

------------------------------------------------------------------------------------------------------------------------
                                                                                                       AARP Capital
                                                                          AARP U.S.                       Growth
Year Ended September 30, 1998                                         Stock Index Fund                     Fund
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------
Income:
   Interest ...................................................        $       169,881               $     3,669,746
   Dividends ..................................................              1,379,594                    14,725,994
   Income distributions from Underlying Funds .................                      -                             -
                                                                     --------------------          ---------------------
                                                                             1,549,475                    18,395,740
   Less foreign taxes withheld ................................                 (8,053)                     (255,061)
                                                                     --------------------          ---------------------
                                                                             1,541,422                    18,140,679
------------------------------------------------------------------------------------------------------------------------
Expenses:
   Management fee .............................................                201,960                     7,953,203
   Services to shareholders ...................................                340,251                     2,876,457
   Trustees' fees and expenses ................................                 21,856                        21,699
   Shareholder communications .................................                 28,594                       376,765
   Legal ......................................................                  8,718                        16,664
   Audit and tax services .....................................                 33,961                        44,771
   Custodian and accounting fees ..............................                139,283                       185,500
   Registration expenses ......................................                 58,073                        29,612
   Amortization of organization expenses ......................                  3,198                             -
   Other ......................................................                  7,127                        27,423
                                                                     --------------------          ---------------------
Total expenses before reductions ..............................                843,021                    11,532,094
Expense reductions ............................................               (474,469)                            -
                                                                     --------------------          ---------------------
Expenses, net .................................................                368,552                    11,532,094
------------------------------------------------------------------------------------------------------------------------
Net investment income .........................................              1,172,870                     6,608,585
------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments  .............................................                154,719                   158,605,643
     Futures contracts ........................................                (25,920)                            -
     Written options ..........................................                      -                             -
     Foreign currency related transactions ....................                     10                          (410)
   Capital gain distributions from Underlying Funds ...........                      -                             -
   Net unrealized appreciation (depreciation) on:
     Investments ..............................................             (2,832,007)                 (218,002,127)
     Futures contracts ........................................                (59,887)                            -
     Written options ..........................................                      -                             -
     Foreign currency related transactions ....................                      9                          (355)
                                                                     --------------------          ---------------------
Net gain (loss) on investments ................................             (2,763,076)                  (59,397,249)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ............................................        $   (1,590,206)               $  (52,788,664)
------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
     AARP Small                AARP Global           AARP International          AARP Diversified          AARP Diversified
       Company                    Growth                 Growth and                 Income with                 Growth
     Stock Fund                    Fund                  Income Fund             Growth Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
  $       195,648            $     1,526,320           $       174,429           $             -           $             -
        1,374,011                  2,794,115                   940,231                         -                         -
                -                          -                         -                 3,490,913                 3,258,440
----------------------     ---------------------     ---------------------     --------------------      --------------------
        1,569,659                  4,320,435                 1,114,660                 3,490,913                 3,258,440
           (1,336)                  (255,343)                 (104,090)                        -                         -
----------------------     ---------------------     ---------------------     --------------------      --------------------
        1,568,323                  4,065,092                 1,010,570                 3,490,913                 3,258,440
-----------------------------------------------------------------------------------------------------------------------------

          718,086                  1,277,487                   292,161                         -                         -
          579,107                    787,886                   211,314                         -                         -
           23,431                     23,940                    23,001                         -                         -
           48,883                     85,552                    17,360                         -                         -
            8,289                      8,392                     8,489                         -                         -
           35,964                     34,744                    34,556                         -                         -
           72,475                    290,408                   161,255                         -                         -
           52,309                     22,042                    40,219                         -                         -
            2,599                      2,571                     2,599                         -                         -
            9,182                      9,861                     7,556                         -                         -
----------------------     ---------------------     ---------------------     --------------------      --------------------
        1,550,325                  2,542,883                   798,510                         -                         -
          (43,315)                         -                  (218,739)                        -                         -
----------------------     ---------------------     ---------------------     --------------------      --------------------
        1,507,010                  2,542,883                   579,771                         -                         -
-----------------------------------------------------------------------------------------------------------------------------
           61,313                  1,522,209                   430,799                 3,490,913                 3,258,440
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

         (208,069)                 8,637,037                  (213,216)                  605,019                   284,208
                -                          -                         -                         -                         -
                -                          -                         -                         -                         -
                -                    (52,171)                  (35,085)                        -                         -
                -                          -                         -                   696,009                 2,068,563

      (19,455,499)               (14,467,944)               (4,228,410)               (2,116,072)               (8,351,965)
                -                          -                         -                         -                         -
                -                          -                     5,366                         -                         -
                -                    300,039                    14,212                         -                         -
----------------------     ---------------------     ---------------------     --------------------      --------------------
      (19,663,568)                (5,583,039)               (4,457,133)                 (815,044)               (5,999,194)
-----------------------------------------------------------------------------------------------------------------------------

  $   (19,602,255)           $    (4,060,830)          $    (4,026,334)          $     2,675,869           $    (2,740,754)
-----------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  AARP High                                  AARP High
                                                                   Quality                                Quality Tax Free
                                                                 Money Fund                                  Money Fund
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Years Ended                                Years Ended
                                                                September 30,                              September 30,
                                                           1998               1997                    1998               1997
                                                     -----------------   ----------------       -----------------   ----------------
Operations:
   Net investment income ..........................   $  23,336,500       $  20,990,921          $   2,773,354       $   2,927,078
   Net realized gain (loss) on investment
     transactions .................................           6,791                   -                   (222)                  -
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....          (2,180)             14,657                      -                   -
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations ................................      23,341,111          21,005,578              2,773,132           2,927,078
                                                     -------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income ..........................     (23,339,437)        (20,990,921)            (2,773,354)         (2,927,078)
   Net realized gains .............................               -                   -                      -                   -
                                                     -----------------   ----------------       -----------------   ----------------
Total distributions ...............................     (23,339,437)        (20,990,921)            (2,773,354)         (2,927,078)
                                                     -------------------------------------------------------------------------------
Fund share transactions:
   Proceeds from sale of shares ...................     742,177,737         586,180,766             31,796,782          28,579,750
   Net asset value of shares issued to
     shareholders in reinvestment of distributions       21,266,236          18,980,197              2,238,469           2,345,700
   Cost of shares redeemed ........................    (654,016,268)       (545,990,946)           (39,052,688)        (39,576,285)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     109,427,705          59,170,017             (5,017,437)         (8,650,835)
                                                     -----------------   ----------------       -----------------   ----------------
Increase (decrease) in net assets .................     109,429,379          59,184,674             (5,017,659)         (8,650,835)
Net assets at beginning of period .................     471,310,867         412,126,193            102,613,893         111,264,728
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ...................   $ 580,740,246       $ 471,310,867          $  97,596,234       $ 102,613,893
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........     471,432,488         412,261,312            102,619,379         111,270,214
                                                     -----------------   ----------------       -----------------   ----------------
Shares sold .......................................     742,177,739         586,181,925             31,796,782          28,579,750
Shares issued to shareholders in reinvestment of
   distributions ..................................      21,266,236          18,980,197              2,238,469           2,345,700
Shares redeemed ...................................    (654,016,268)       (545,990,946)           (39,052,688)        (39,576,285)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in Fund shares ............     109,427,707          59,171,176             (5,017,437)         (8,650,835)
                                                     -----------------   ----------------       -----------------   ----------------
Shares outstanding at end of period ...............     580,860,195         471,432,488             97,601,942         102,619,379
------------------------------------------------------------------------------------------------------------------------------------

(a)  Includes undistributed (overdistributed) net
     investment income                                $           -       $           -          $           -       $           -


    The accompanying notes are an integral part of the financial statements

---------------------------------------------------------------------------------------------------------------------------------
              AARP High                                     AARP GNMA                                  AARP Insured
          Quality Short Term                                and U.S.                                 Tax Free General
              Bond Fund                                   Treasury Fund                                  Bond Fund
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


             Years Ended                                   Years Ended                                  Years Ended
            September 30,                                 September 30,                                September 30,
       1998                1997                     1998                1997                     1998                1997
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
$    25,653,997      $    27,958,146          $   295,278,717     $   306,582,822          $    80,744,879     $    83,718,654

      8,312,412           (1,677,305)              68,923,018          (7,559,113)             (10,723,118)         (3,663,217)

       (317,792)          10,994,171                1,993,609          85,972,174               54,722,106          61,740,321
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------

     33,648,617           37,275,012              366,195,344         384,995,883              124,743,867         141,795,758
---------------------------------------------------------------------------------------------------------------------------------

    (25,653,997)         (27,958,146)            (295,278,717)       (306,582,822)             (80,744,879)        (83,718,654)
              -                    -                        -                   -               (4,608,507)         (8,693,174)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
    (25,653,997)         (27,958,146)            (295,278,717)       (306,582,822)             (85,353,386)        (92,411,828)
---------------------------------------------------------------------------------------------------------------------------------

     52,198,337           38,051,215              454,389,480         305,492,609              124,316,305         103,693,632

     17,897,962           19,402,825              170,131,728         175,180,674               50,996,040          55,906,529
    (85,285,803)        (123,806,554)            (686,361,325)       (879,545,728)            (194,930,797)       (252,388,145)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------

    (15,189,504)         (66,352,514)             (61,840,117)       (398,872,445)             (19,618,452)        (92,787,984)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
     (7,194,884)         (57,035,648)               9,076,510        (320,459,384)              19,772,029         (43,404,054)
    454,869,518          511,905,166            4,583,980,460       4,904,439,844            1,712,008,168       1,755,412,222
---------------------------------------------------------------------------------------------------------------------------------
$   447,674,634      $   454,869,518          $ 4,593,056,970     $ 4,583,980,460          $ 1,731,780,197     $ 1,712,008,168
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

     28,196,489           32,366,706              302,304,535         328,879,292               92,944,577          98,088,821
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
      3,213,267            2,386,782               29,865,850          20,334,844                6,709,199           5,746,587

      1,102,614            1,215,401               11,174,231          11,645,941                2,748,404           3,094,529
     (5,257,914)          (7,772,400)             (45,127,677)        (58,555,542)             (10,523,858)        (13,985,360)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
       (942,033)          (4,170,217)              (4,087,596)        (26,574,757)              (1,066,255)         (5,144,244)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
     27,254,456           28,196,489              298,216,939         302,304,535               91,878,322          92,944,577
---------------------------------------------------------------------------------------------------------------------------------


  $     240,718        $     176,290            $           -       $           -            $           -       $           -


    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  AARP Bond                                AARP Balanced
                                                                  Fund for                                 Stock and Bond
                                                                   Income                                       Fund
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                                             Period
                                                        Year Ended            Ended                         Years Ended
                                                      September 30,       September 30,                    September 30,
                                                           1998             1997 (a)                  1998               1997
                                                     -----------------   ----------------       -----------------   ----------------
Operations:
   Net investment income ..........................   $   7,277,808       $   1,266,014          $  25,460,284       $  18,953,996
   Net realized gain (loss) on investment
     transactions .................................       2,082,403              32,537             45,011,122          27,065,207
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....        (194,239)            855,121            (67,515,206)         79,619,125
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations ................................       9,165,972           2,153,672              2,956,200         125,638,328
                                                     -------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income ..........................      (7,273,651)         (1,266,014)           (25,262,963)        (19,390,434)
   Net realized gains .............................        (105,326)                  -            (30,730,876)         (5,003,640)
                                                     -----------------   ----------------       -----------------   ----------------
Total distributions                                      (7,378,977)         (1,266,014)           (55,993,839)        (24,394,074)
                                                     -------------------------------------------------------------------------------
Fund share transactions:
   Proceeds from sale of shares ...................     146,283,322          59,830,356            230,950,072         193,384,596
   Net asset value of shares issued to
     shareholders in reinvestment of distributions        5,248,778             959,174             51,664,577          22,371,689
   Cost of shares redeemed ........................     (31,202,614)         (3,354,542)          (127,870,676)        (81,824,221)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     120,329,486          57,434,988            154,743,973         133,932,064
                                                     -----------------   ----------------       -----------------   ----------------
Increase (decrease) in net assets .................     122,116,481          58,322,646            101,706,334         235,176,318
Net assets at beginning of period .................      58,324,146               1,500            638,356,257         403,179,939
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ...................   $ 180,440,627       $  58,324,146          $ 740,062,591       $ 638,356,257
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........       3,836,332                 100             29,829,626          22,865,594
                                                     -----------------   ----------------       -----------------   ----------------
Shares sold .......................................       9,571,994           3,995,177             10,797,928          10,047,891
Shares issued to shareholders in reinvestment of
   distributions ..................................         343,356              63,663              2,505,030           1,156,073
Shares redeemed ...................................      (2,043,046)           (222,608)            (6,061,243)         (4,239,932)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in Fund shares ............       7,872,304           3,836,232              7,241,715           6,964,032
                                                     -----------------   ----------------       -----------------   ----------------
Shares outstanding at end of period ...............      11,708,636           3,836,332             37,071,341          29,829,626
------------------------------------------------------------------------------------------------------------------------------------
(a)  These Funds commenced operations on February 1, 1997.
(b)  Includes undistributed (overdistributed) net
     investment income                                $           -       $           -          $     489,400       $     225,657


    The accompanying notes are an integral part of the financial statements

---------------------------------------------------------------------------------------------------------------------------------
             AARP Growth                                    AARP U.S.                                  AARP Capital
              and Income                                   Stock Index                                    Growth
                 Fund                                         Fund                                         Fund
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                                    Year               Period
                                                    Ended               Ended
             Years Ended                        September 30,       September 30,                       Years Ended
            September 30,                           1998              1997 (a)                         September 30,
       1998                1997                                                                  1998                1997
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
$   157,629,671      $   124,954,648          $     1,172,870     $       266,300          $     6,608,585     $     7,016,141

    768,155,112          532,817,544                  128,809             208,409              158,605,233         100,379,274

 (1,245,386,100)       1,169,023,017               (2,891,885)          3,745,667             (218,002,482)        279,281,585
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------

   (319,601,317)       1,826,795,209               (1,590,206)          4,220,376              (52,788,664)        386,677,000
---------------------------------------------------------------------------------------------------------------------------------

   (150,480,599)        (126,615,982)              (1,166,480)           (277,755)              (6,661,535)         (7,776,073)
   (581,929,952)        (167,523,016)                (299,527)                  -              (92,509,359)        (75,674,469)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
   (732,410,551)        (294,138,998)              (1,466,007)           (277,755)             (99,170,894)        (83,450,542)
---------------------------------------------------------------------------------------------------------------------------------

  1,314,868,507        1,183,350,802              113,869,347          36,277,789              278,559,039         155,757,996

    671,791,394          268,600,153                1,351,979             242,587               94,606,720          79,684,673
 (1,088,793,618)        (597,577,667)             (26,567,905)         (2,379,424)            (202,250,533)       (136,425,886)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------

    897,866,283          854,373,288               88,653,421          34,140,952              170,915,226          99,016,783
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
   (154,145,585)       2,387,029,499               85,597,208          38,083,573               18,955,668         402,243,241
  6,606,012,897        4,218,983,398               38,085,073               1,500            1,228,379,954         826,136,713
---------------------------------------------------------------------------------------------------------------------------------
$ 6,451,867,312      $ 6,606,012,897          $   123,682,281     $    38,085,073          $ 1,247,335,622     $ 1,228,379,954
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

    113,474,683           96,018,596                2,117,187                 100               21,237,515          19,005,749
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
     23,135,455           23,887,562                5,583,188           2,243,958                4,843,341           3,214,860

     12,743,832            5,612,664                   68,996              14,065                1,855,396           1,860,053
    (19,690,675)         (12,044,139)              (1,347,316)           (140,936)              (3,593,969)         (2,843,147)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
     16,188,612           17,456,087                4,304,868           2,117,087                3,104,768           2,231,766
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
    129,663,295          113,474,683                6,422,055           2,117,187               24,342,283          21,237,515
---------------------------------------------------------------------------------------------------------------------------------


  $   5,829,789        $   3,321,388            $      23,173       $       6,274            $   5,606,304       $   6,420,037


    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 AARP Small                                 AARP Global
                                                                   Company                                     Growth
                                                                 Stock Fund                                     Fund
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                                             Period
                                                        Year Ended            Ended                         Years Ended
                                                      September 30,       September 30,                    September 30,
                                                           1998             1997 (a)                  1998               1997
                                                     -----------------   ----------------       -----------------   ----------------
Operations:
   Net investment income ..........................   $      61,313       $      54,756          $   1,522,209       $     609,798
   Net realized gain (loss) on investment
     transactions .................................        (208,069)            243,254              8,584,866           3,282,024
   Capital gain distributions from
     Underlying Funds .............................               -                   -                      -                   -
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....     (19,455,499)          7,634,126            (14,167,905)         21,062,454
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations ................................     (19,602,255)          7,932,136             (4,060,830)         24,954,276
                                                     -------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income ..........................        (123,413)                  -             (1,240,117)           (336,444)
   Net realized gains .............................        (246,828)                  -             (4,107,884)                  -
                                                     -----------------   ----------------       -----------------   ----------------
Total distributions                                        (370,241)                  -             (5,348,001)           (336,444)
                                                     -------------------------------------------------------------------------------
Fund share transactions:
   Proceeds from sale of shares ...................      99,397,378          45,455,488             35,909,431          67,490,929
   Net asset value of shares issued to
     shareholders in reinvestment of distributions          359,305                   -              5,161,710             321,411
   Cost of shares redeemed ........................     (33,364,172)         (3,117,651)           (35,001,773)        (22,052,777)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      66,392,511          42,337,837              6,069,368          45,759,563
                                                     -----------------   ----------------       -----------------   ----------------
Increase (decrease) in net assets .................      46,420,015          50,269,973             (3,339,463)         70,377,395
Net assets at beginning of period .................      50,271,473               1,500            148,029,373          77,651,978
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ...................   $  96,691,488       $  50,271,473          $ 144,689,910       $ 148,029,373
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........       2,510,889                 100              7,693,438           5,012,508
                                                     -----------------   ----------------       -----------------   ----------------
Shares sold .......................................       4,874,857           2,689,583              1,837,149           3,954,573
Shares issued to shareholders in reinvestment of
   distributions ..................................          18,267                   -                288,364              19,853
Shares redeemed ...................................      (1,693,300)           (178,794)            (1,834,287)         (1,293,496)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in Fund shares ............       3,199,824           2,510,789                291,226           2,680,930
                                                     -----------------   ----------------       -----------------   ----------------
Shares outstanding at end of period ...............       5,710,713           2,510,889              7,984,664           7,693,438
------------------------------------------------------------------------------------------------------------------------------------
(a) These Funds commenced operations on February 1, 1997.
(b)  Includes undistributed (overdistributed) net
     investment income                                $      14,982       $      71,236          $   1,499,016       $   1,144,886


    The accompanying notes are an integral part of the financial statements

---------------------------------------------------------------------------------------------------------------------------------
                 AARP                                         AARP                                         AARP
         International Growth                          Diversified Income                               Diversified
           and Income Fund                            with Growth Portfolio                          Growth Portfolio
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

       Year               Period                    Year               Period                    Year               Period
      Ended                Ended                    Ended               Ended                    Ended               Ended
  September 30,        September 30,            September 30,       September 30,            September 30,       September 30,
       1998              1997 (a)                   1998              1997 (a)                   1998              1997 (a)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
$       430,799      $       156,217          $     3,490,913     $       880,498          $     3,258,440     $       645,438

       (248,301)             175,100                  605,019              44,276                  284,208              82,133

              -                    -                  696,009                   -                2,068,563                   -

     (4,208,832)           1,437,331               (2,116,072)          1,834,574               (8,351,965)          3,946,386
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------

     (4,026,334)           1,768,648                2,675,869           2,759,348               (2,740,754)          4,673,957
---------------------------------------------------------------------------------------------------------------------------------

       (156,766)                   -               (3,476,487)           (869,781)              (1,347,639)                  -
       (213,771)                   -                 (167,236)                  -                 (421,138)                  -
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
       (370,537)                   -               (3,643,723)           (869,781)              (1,768,777)                  -
---------------------------------------------------------------------------------------------------------------------------------

     36,124,571           20,394,042               74,011,331          45,476,743              104,833,263          60,765,788

        359,913                    -                2,974,714             671,013                1,724,532                   -
    (11,574,855)          (1,905,128)             (21,629,062)         (4,640,905)             (33,511,754)         (3,692,927)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------

     24,909,629           18,488,914               55,356,983          41,506,851               73,046,041          57,072,861
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
     20,512,758           20,257,562               54,389,129          43,396,418               68,536,510          61,746,818
     20,259,062                1,500               43,446,418              50,000               61,796,818              50,000
---------------------------------------------------------------------------------------------------------------------------------
$    40,771,820      $    20,259,062          $    97,835,547     $    43,446,418          $   130,333,328     $    61,796,818
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

      1,166,775                  100                2,721,909               3,333                3,551,018               3,333
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
      1,912,515            1,283,093                4,539,735           2,973,907                5,804,982           3,770,457

         21,853                    -                  183,854              42,898                  100,909                   -
       (637,598)            (116,418)              (1,330,675)           (298,229)              (1,876,489)           (222,772)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
      1,296,770            1,166,675                3,392,914           2,718,576                4,029,402           3,547,685
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
      2,463,545            1,166,775                6,114,823           2,721,909                7,580,420           3,551,018
---------------------------------------------------------------------------------------------------------------------------------


  $     420,251        $     155,031            $      25,142       $      10,717            $   2,556,239       $     645,438


    The accompanying notes are an integral part of the financial statements

                                     This page
                                   intentionally
                                    left blank.

                                                                          /5/
          -------------------------------------------------------------------



                                                         FINANCIAL HIGHLIGHTS


                    The Financial Highlights are part of the Financial Statements and are provided to shareholders on an annual basis, as required by Federal Securities Law and monitored by the SEC. The independent accountant of the AARP Investment Program's Annual Report is PricewaterhouseCoopers LLP.

                    The information in this section explains the statistical per share income and expense ratio(s) from operations, dividends paid to shareholders, total returns, and other financial information.

                    This section is designed to help you understand how each AARP Fund performed and allows you to compare this year's performance and expenses to prior years.

FINANCIAL HIGHLIGHTS

AARP HIGH QUALITY MONEY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a
share outstanding throughout each period and
other performance information derived from the
financial statements.                                                       Years Ended September 30,
                                                               ---------------------------------------------------
                                                                 1998       1997      1996      1995      1994
                                                               ---------------------------------------------------
Net asset value, beginning of period .......................   $  1.000  $  1.000   $  1.000  $  1.000  $  1.000
                                                               ---------------------------------------------------
   Net investment income ...................................       .048      .046       .045      .049      .028
   Distributions from net investment income ................      (.048)    (.046)     (.045)    (.049)    (.028)
                                                               ---------------------------------------------------
Net asset value, end of period .............................   $  1.000  $  1.000   $  1.000  $  1.000  $  1.000
                                                               ---------------------------------------------------
Total Return (%) ...........................................       4.86      4.72       4.62      4.99      2.84
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................        581       471        412       384       333
Ratio of operating expenses to average daily net
   assets (%) ..............................................        .87       .91        .96       .98      1.13
Ratio of net investment income to average daily net
   assets (%) ..............................................       4.76      4.63       4.54      4.89      2.89


AARP HIGH QUALITY TAX FREE MONEY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a
share outstanding throughout each period and
other performance information derived from the
financial statements.                                                     Years Ended September 30,
                                                              ----------------------------------------------------
                                                                1998      1997      1996      1995       1994
                                                              ----------------------------------------------------
Net asset value, beginning of period .......................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                              ----------------------------------------------------
   Net investment income ...................................      .028      .028      .028      .029      .017
   Distributions from net investment income ................     (.028)    (.028)    (.028)    (.029)    (.017)
                                                              ----------------------------------------------------
Net asset value, end of period .............................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                              ----------------------------------------------------
Total Return (%) ...........................................      2.82      2.80      2.80      2.99      1.76(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................        98       103       111       120       129
Ratio of operating expenses, net, to average daily
   net assets (%) ..........................................       .83       .85       .85       .87       .90
Ratio of operating expenses, before expense
   reductions, to average daily net assets (%) .............       .83       .85       .85       .87       .91
Ratio of net investment income to average daily net
   assets (%) ..............................................      2.78      2.76      2.77      2.94      1.75

(a) Total returns would have been lower had certain expenses not been reduced.

AARP HIGH QUALITY SHORT TERM BOND FUND
--------------------------------------------------------------------------------

The following table includes selected data for a
share outstanding throughout each period and
other performance information derived from the
financial statements.                                                       Years Ended September 30,
                                                               ---------------------------------------------------
                                                                 1998       1997      1996      1995      1994
                                                               ---------------------------------------------------
Net asset value, beginning of period .......................   $  16.13  $  15.82   $  16.01  $  15.05  $  17.19
                                                               ---------------------------------------------------
Income from investment operations:
   Net investment income  ..................................        .94       .93        .92       .94       .85
   Net realized and unrealized gain (loss) on
     investments ...........................................        .30       .31       (.19)      .95     (1.76)
                                                               ---------------------------------------------------
Total from investment operations ...........................       1.24      1.24        .73      1.89      (.91)
                                                               ---------------------------------------------------
Less distributions from:
   Net investment income ...................................       (.94)     (.93)      (.92)     (.93)     (.85)
   Net realized gains on investments .......................          -         -          -         -         -
   In excess of net realized gains on investments ..........          -         -          -         -      (.38)
                                                               ---------------------------------------------------
Total distributions ........................................       (.94)     (.93)      (.92)     (.93)    (1.23)
                                                               ---------------------------------------------------
Net asset value, end of period .............................   $  16.43  $  16.13   $  15.82  $  16.01  $  15.05
                                                               ---------------------------------------------------
Total Return (%) ...........................................       7.90      8.15       4.59     12.98     (5.55)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................        448       455        512       533       568
Ratio of operating expenses to average daily net
   assets (%) ..............................................        .90       .93        .91       .95       .95
Ratio of net investment income to average daily net
   assets (%) ..............................................       5.77      5.84       5.76      6.13      5.31
Portfolio turnover rate (%) ................................     137.60     83.26     169.96    201.07     63.75


AARP GNMA AND U.S. TREASURY FUND
--------------------------------------------------------------------------------

The following table includes selected data for a
share outstanding throughout each period and
other performance information derived from the
financial statements.                                                       Years Ended September 30,
                                                              ----------------------------------------------------
                                                                 1998       1997      1996      1995      1994
                                                              ----------------------------------------------------
Net asset value, beginning of period .......................  $  15.16   $  14.91   $  15.19  $  14.73  $  15.96
                                                              ----------------------------------------------------
Income from investment operations:
   Net investment income  ..................................       .99        .98        .99      1.01       .93
   Net realized and unrealized gain (loss) on
     investments ...........................................       .24        .25       (.28)      .46     (1.23)
                                                              ----------------------------------------------------
Total from investment operations ...........................      1.23       1.23        .71      1.47      (.30)
                                                              ----------------------------------------------------
Less distributions from:
   Net investment income ...................................      (.99)      (.98)      (.99)     (.98)     (.93)
   Tax return of capital ...................................         -          -          -      (.03)        -
                                                              ----------------------------------------------------
Total distributions ........................................      (.99)      (.98)      (.99)    (1.01)     (.93)
                                                              ----------------------------------------------------
Net asset value, end of period .............................  $  15.40   $  15.16   $  14.91  $  15.19  $  14.73
                                                              ----------------------------------------------------
Total Return (%) ...........................................      8.40       8.49       4.79     10.31     (1.90)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................     4,593      4,584      4,904     5,252     5,585
Ratio of operating expenses to average daily net
   assets (%) ..............................................       .61        .65        .64       .67       .66
Ratio of net investment income to average daily net
   assets (%) ..............................................      6.52       6.51       6.55      6.77      6.09
Portfolio turnover rate (%) ................................    160.40      86.76      83.44     70.35    114.54

FINANCIAL HIGHLIGHTS

AARP INSURED TAX FREE GENERAL BOND FUND
--------------------------------------------------------------------------------

The following table includes selected data for a
share outstanding throughout each period and
other performance information derived from the
financial statements.                                                      Years Ended September 30,
                                                              ---------------------------------------------------
                                                                1998       1997      1996      1995      1994
                                                              ---------------------------------------------------
Net asset value, beginning of period .......................  $  18.42  $  17.90   $  17.74  $  16.93  $  19.00
                                                              ---------------------------------------------------
Income from investment operations:
   Net investment income ...................................       .88       .88        .87       .87       .86
   Net realized and unrealized gain (loss) on
     investments ...........................................       .48       .61        .16       .81     (1.67)
                                                              ---------------------------------------------------
Total from investment operations ...........................      1.36      1.49       1.03      1.68      (.81)
                                                              ---------------------------------------------------
Less distributions from:
   Net investment income ...................................      (.88)     (.88)      (.87)     (.87)     (.86)
   Net realized gains on investments .......................      (.05)     (.09)         -         -      (.34)
   In excess of net realized gains on investments ..........         -         -          -         -      (.06)
                                                              ---------------------------------------------------
Total distributions ........................................      (.93)     (.97)      (.87)     (.87)    (1.26)
                                                              ---------------------------------------------------
Net asset value, end of period .............................  $  18.85  $  18.42   $  17.90  $  17.74  $  16.93
                                                              ---------------------------------------------------
Total Return (%) ...........................................      7.57      8.57       5.88     10.21     (4.48)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................     1,732     1,712      1,755     1,807     1,914
Ratio of operating expenses to average daily net
   assets (%) ..............................................       .62       .66        .66       .69       .68
Ratio of net investment income to average daily
   net assets (%) ..........................................      4.73      4.87       4.83      5.06      4.80
Portfolio turnover rate (%) ................................      6.21      7.61      18.69     17.45     38.39


AARP BOND FUND FOR INCOME
--------------------------------------------------------------------------------

                                                                                             For the Period
The following table includes selected data for a                                              February 1,
share outstanding throughout each period and                                   Year Ended     1997 (c) to
other performance information derived from the                               September 30,   September 30,
financial statements.                                                             1998            1997
                                                                            ---------------------------------
Net asset value, beginning of period .....................................  $     15.20     $     15.00
                                                                            ---------------------------------
Income from investment operations:
   Net investment income .................................................         1.02             .69
   Net realized and unrealized gain (loss) on investments ................          .23             .20
                                                                            ---------------------------------
Total from investment operations .........................................         1.25             .89
                                                                            ---------------------------------
Less distributions from:
   Net investment income .................................................        (1.02)           (.69)
   Net realized gains on investments .....................................         (.02)              -
                                                                            ---------------------------------
Total distributions ......................................................        (1.04)           (.69)
                                                                            ---------------------------------
Net asset value, end of period ...........................................  $     15.41     $     15.20
                                                                            ---------------------------------
Total Return (%) (d) .....................................................         8.47            6.06(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................................          180              58
Ratio of operating expenses, net, to average daily net assets (%) ........          .19               -(b)
Ratio of operating expenses, before expense reductions, to average daily
   net assets (%) ........................................................         1.04            1.53(b)
Ratio of net investment income to average daily net assets (%) ...........         6.66            7.03(b)
Portfolio turnover rate (%) ..............................................       130.56           13.69(b)

(a) Not Annualized   (b) Annualized
(c) Commencement of operations.
(d) Total return would have been lower had certain expenses not been reduced.

AARP BALANCED STOCK AND BOND FUND
--------------------------------------------------------------------------------

The following table includes selected data for a
share outstanding throughout each period and                                                             For the Period
other performance information derived from the                                                            February 1,
financial statements.                                                Years Ended September 30,            1994 (c) to
                                                              -----------------------------------------  September 30,
                                                               1998(d)   1997(d)     1996      1995          1994
                                                              ---------------------------------------------------------
Net asset value, beginning of period .......................  $  21.40  $  17.63   $  16.40  $  14.64     $  15.00
                                                              ---------------------------------------------------------
Income from investment operations:
   Net investment income ...................................       .75       .72        .66       .61          .25
   Net realized and unrealized gain (loss) on investments ..      (.46)     3.98       1.44      1.79         (.37)
                                                              ---------------------------------------------------------
Total from investment operations ...........................       .29      4.70       2.10      2.40         (.12)
                                                              ---------------------------------------------------------
Less distributions from:
   Net investment income ...................................      (.73)     (.72)      (.66)     (.60)        (.24)
   Net realized gains on investments .......................     (1.00)     (.21)      (.21)     (.04)           -
                                                              ---------------------------------------------------------
Total distributions ........................................     (1.73)     (.93)      (.87)     (.64)        (.24)
                                                              ---------------------------------------------------------
Net asset value, end of period .............................  $  19.96  $  21.40   $  17.63  $  16.40     $  14.64
                                                              ---------------------------------------------------------
Total Return (%) ...........................................      1.26     27.34      13.08     16.80         (.78)(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................       740       638        403       247          175
Ratio of operating expenses to average daily net
   assets (%) ..............................................       .84       .91        .88      1.01         1.31(b)
Ratio of net investment income to average daily net
   assets (%) ..............................................      3.50      3.71       4.09      4.12         3.58(b)
Portfolio turnover rate (%) ................................     56.69     26.79      35.22     63.77        49.32(b)

(a) Not Annualized   (b) Annualized
(c) Commencement of operations.
(d) Based on monthly average shares outstanding during the period.

AARP GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The following table includes selected data for a
share outstanding throughout each period and
other performance information derived from the
financial statements.                                                           Years Ended September 30,
                                                                    ---------------------------------------------------
                                                                     1998(a)   1997(a)     1996      1995      1994
                                                                    ---------------------------------------------------
Net asset value, beginning of period .............................  $  58.22  $  43.94   $  38.36  $  34.13  $  32.91
                                                                    ---------------------------------------------------
Income from investment operations:
   Net investment income .........................................      1.25      1.19       1.17      1.11       .94
   Net realized and unrealized gain (loss) on investments ........     (3.45)    16.00       6.40      5.44      1.62
                                                                    ---------------------------------------------------
Total from investment operations .................................     (2.20)    17.19       7.57      6.55      2.56
                                                                    ---------------------------------------------------
Less distributions from:
   Net investment income .........................................     (1.19)    (1.19)     (1.15)    (1.09)    (1.13)
   Net realized gains on investments .............................     (5.07)    (1.72)      (.84)    (1.23)     (.21)
                                                                    ---------------------------------------------------
Total distributions ..............................................     (6.26)    (2.91)     (1.99)    (2.32)    (1.34)
                                                                    ---------------------------------------------------
Net asset value, end of period ...................................  $  49.76  $  58.22   $  43.94  $  38.36  $  34.13
                                                                    ---------------------------------------------------
Total Return (%) .................................................     (4.22)    40.70      20.20     20.43      7.99
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................     6,452     6,606      4,219     3,007     2,312
Ratio of operating expenses to average daily
   net assets (%) ................................................       .67       .71        .69       .72       .76
Ratio of net investment income to average daily
   net assets (%) ................................................      2.22      2.38       2.94      3.28      3.00
Portfolio turnover rate (%) ......................................     40.19     33.40      25.02     31.26     31.82

(a) Based on monthly average shares outstanding during the period.

FINANCIAL HIGHLIGHTS

AARP U.S. STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                                 For the Period
The following table includes selected data for a                                                  February 1,
share outstanding throughout each period (a) and                                   Year Ended     1997 (b) to
other performance information derived from the                                   September 30,   September 30,
financial statements.                                                                 1998            1997
                                                                                ---------------------------------
Net asset value, beginning of period .........................................  $     17.99     $     15.00
                                                                                ---------------------------------
Income from investment operations:
   Net investment income .....................................................          .32             .20
   Net realized and unrealized gain (loss) on investments ....................         1.37            2.97
                                                                                ---------------------------------
Total from investment operations .............................................         1.69            3.17
                                                                                ---------------------------------
Less distributions from:
   Net investment income .....................................................         (.29)           (.18)
   Net realized gain on investments ..........................................         (.13)              -
                                                                                ---------------------------------
Total distributions ..........................................................         (.42)           (.18)
                                                                                ---------------------------------
Net asset value, end of period ...............................................  $     19.26     $     17.99
                                                                                ---------------------------------
Total Return (%) (c) .........................................................         9.39           21.22(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................................          124              38
Ratio of operating expenses, net, to average daily net assets (%) ............          .50             .50(e)
Ratio of operating expenses, before expense reductions, to average daily net
   assets (%) ................................................................         1.13            2.38(e)
Ratio of net investment income to average daily net assets (%) ...............         1.58            1.94(e)
Portfolio turnover rate (%) ..................................................         1.11           14.52(e)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Not Annualized   (e)  Annualized

AARP CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

The following table includes selected data for a
share outstanding throughout each period and
other performance information derived from the
financial statements.                                                       Years Ended September 30,
                                                                ---------------------------------------------------
                                                                 1998(a)  1997(a)      1996      1995      1994
                                                                ---------------------------------------------------
Net asset value, beginning of period .........................  $  57.84  $  43.47   $  38.36  $  31.74  $  36.20
                                                                ---------------------------------------------------
Income from investment operations:
   Net investment income .....................................       .28       .34        .42       .36         -
   Net realized and unrealized gain (loss) on investments ....     (2.26)    18.43       5.59      6.91     (1.51)
                                                                ---------------------------------------------------
Total from investment operations .............................     (1.98)    18.77       6.01      7.27     (1.51)
                                                                ---------------------------------------------------
Less distributions from:
   Net investment income .....................................      (.31)     (.41)      (.39)     (.01)     (.05)
   Net realized gains on investments .........................     (4.31)    (3.99)      (.51)     (.64)    (2.90)
                                                                ---------------------------------------------------
Total distributions ..........................................     (4.62)    (4.40)      (.90)     (.65)    (2.95)
                                                                ---------------------------------------------------
Net asset value, end of period ...............................  $  51.24  $  57.84   $  43.47  $  38.36  $  31.74
                                                                ---------------------------------------------------
Total Return (%) .............................................     (3.39)    46.72      15.97     23.47     (4.70)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................     1,247     1,228        826       692       683
Ratio of operating expenses to average daily net
   assets (%) ................................................       .87       .92        .90       .95       .97
Ratio of net investment income to average daily net
   assets (%) ................................................       .50       .70       1.05      1.00       .02
Portfolio turnover rate (%) ..................................     53.18     39.04      64.84     98.44     79.65

(a) Based on monthly average shares outstanding during the period.

AARP SMALL COMPANY STOCK FUND
--------------------------------------------------------------------------------

                                                                                                 For the Period
The following table includes selected data for a                                                  February 1,
share outstanding throughout each period (a)                                       Year Ended     1997 (b) to
and other performance information derived from                                   September 30,   September 30,
the financial statements.                                                             1998            1997
                                                                                ---------------------------------
Net asset value, beginning of period .........................................  $     20.02     $     15.00
                                                                                ---------------------------------
Income from investment operations:
   Net investment income .....................................................          .01             .04
   Net realized and unrealized gain (loss) on investments ....................        (2.98)           4.98
                                                                                ---------------------------------
Total from investment operations .............................................        (2.97)           5.02
Less distributions from:
   Net investment income .....................................................         (.04)              -
   Net realized gains on investments .........................................         (.08)              -
                                                                                ---------------------------------
Total distributions ..........................................................         (.12)              -
                                                                                ---------------------------------
Net asset value, end of period ...............................................  $     16.93     $     20.02
                                                                                ---------------------------------
Total Return (%) (c) .........................................................       (14.91)          33.53(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................................           97              50
Ratio of operating expenses, net, to average daily net assets (%) ............         1.75            1.75(e)
Ratio of operating expenses, before expense reductions, to average daily net
   assets (%) ................................................................         1.80            2.79(e)
Ratio of net investment income to average daily net assets (%) ...............          .07             .40(e)
Portfolio turnover rate (%) ..................................................        12.21            5.01(e)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Not Annualized   (e)  Annualized


AARP GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

The following table includes selected data for a
share outstanding throughout each period (a)                                                       For the Period
and other performance information derived from                              Years Ended           February 1, 1996
the financial statements.                                                  September 30,               (b) to
                                                                     ---------------------------   September 30,
                                                                        1998          1997              1996
                                                                     ----------------------------------------------
Net asset value, beginning of period ..............................  $  19.24     $     15.49     $   15.00
                                                                     ----------------------------------------------
Income from investment operations:
   Net investment income ..........................................       .19             .09           .06
   Net realized and unrealized gain (loss) on investments .........      (.62)           3.72           .43
                                                                     ----------------------------------------------
Total from investment operations ..................................      (.43)           3.81           .49
                                                                     ----------------------------------------------
Less distributions from:
   Net investment income ..........................................      (.16)           (.06)            -
   Net realized gain on investments ...............................      (.53)              -             -
                                                                     ----------------------------------------------
Total distributions ...............................................      (.69)           (.06)            -
                                                                     ----------------------------------------------
Net asset value, end of period ....................................  $  18.12     $     19.24     $   15.49
                                                                     ----------------------------------------------
Total Return (%) ..................................................     (2.19)          24.67(c)       3.27(c)(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............................       145             148            78
Ratio of operating expenses, net, to average daily net assets (%)        1.65            1.75          1.75(e)
Ratio of operating expenses, before expense reductions, to
   average daily net assets (%) ...................................         -            1.82          2.31(e)
Ratio of net investment income to average daily net assets (%) ....       .99             .55          1.03(e)
Portfolio turnover rate (%) .......................................     59.15           31.34         12.56(e)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Total returns would have been lower had certain expenses not been reduced.
(d) Not Annualized   (e)  Annualized

FINANCIAL HIGHLIGHTS

AARP INTERNATIONAL GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                                                                                 For the Period
The following table includes selected data for a                                                  February 1,
share outstanding throughout each period (a)                                       Year Ended     1997 (b) to
and other performance information derived from                                   September 30,   September 30,
the financial statements.                                                             1998            1997
                                                                                ---------------------------------
Net asset value, beginning of period ........................................   $     17.36     $     15.00
                                                                                ---------------------------------
Income from investment operations:
   Net investment income  ...................................................           .28             .23
   Net realized and unrealized gain (loss) on investments ...................          (.83)           2.13
                                                                                ---------------------------------
Total from investment operations ............................................          (.55)           2.36
Less distributions from:
   Net investment income ....................................................          (.11)              -
   Net realized gains on investments ........................................          (.15)              -
                                                                                ---------------------------------
Total distributions .........................................................          (.26)              -
                                                                                ---------------------------------
Net asset value, end of period ..............................................   $     16.55     $     17.36
                                                                                ---------------------------------
Total Return (%) (e) ........................................................         (3.16)          15.73(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......................................            41              20
Ratio of operating expenses, net, to average daily net assets (%) ...........          1.75            1.75(d)
Ratio of operating expenses, before expense reductions, to average daily net
   assets (%) ...............................................................          2.41            4.28(d)
Ratio of net investment income to average daily net assets (%) ..............          1.30            2.35(d)
Portfolio turnover rate (%) .................................................         75.28           50.73(d)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Not Annualized   (d)  Annualized
(e) Total return would have been lower had certain expenses not been reduced.


AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        For the Period
The following table includes selected data for a                                         February 1,
share outstanding throughout each period (a) and                          Year Ended     1997 (b) to
other performance information derived from the                          September 30,   September 30,
financial statements.                                                        1998            1997
                                                                       ---------------------------------
Net asset value, beginning of period ................................  $     15.96     $     15.00
                                                                       ---------------------------------
Income from investment operations:
   Net investment income ............................................          .82             .43
   Net realized and unrealized gain (loss) on investments ...........          .03             .96
                                                                       ---------------------------------
Total from investment operations ....................................          .85            1.39
                                                                       ---------------------------------
Less distribution from:
   Net investment income ............................................         (.76)           (.43)
   Net realized gains on investments ................................         (.05)              -
                                                                       ---------------------------------
Total distributions .................................................         (.81)           (.43)
                                                                       ---------------------------------
Net asset value, end of period ......................................  $     16.00     $     15.96
                                                                       ---------------------------------
Total Return (%) (e) ................................................         5.38            9.35(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................           98              43
Ratio of operating expenses to average daily net assets (%) (f) .....            -               -
Ratio of net investment income to average daily net assets (%) ......         5.05            5.13(d)
Portfolio turnover rate (%) .........................................         5.12            5.57(d)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Not Annualized   (d)  Annualized
(e) If the Fund Manager had not maintained some of the underlying AARP Funds' expenses, the total return for this Fund would have been lower.
(f) This Portfolio invests in other AARP Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Funds.

AARP DIVERSIFIED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                    For the Period
The following table includes selected data for a                                     February 1,
share outstanding throughout each period (a)                          Year Ended     1997 (b) to
and other performance information derived from                      September 30,   September 30,
the financial statements.                                                1998            1997
                                                                   ---------------------------------
Net asset value, beginning of period ............................  $     17.40     $     15.00
                                                                   ---------------------------------
Income from investment operations:
   Net investment income ........................................         .58             .34
   Net realized and unrealized gain (loss) on investments .......         (.37)           2.06
                                                                   ---------------------------------
Total from investment operations ................................          .21            2.40
                                                                   ---------------------------------
Less distributions from:
   Net investment income ........................................         (.32)              -
   Net realized gain on investment ..............................         (.10)              -
                                                                   ---------------------------------
Total distributions .............................................         (.42)              -
                                                                   ---------------------------------
Net asset value, end of period ..................................  $     17.19     $     17.40
                                                                   ---------------------------------
Total Return (%) (e) ............................................         1.22           16.00(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................          130              62
Ratio of operating expenses to average daily net assets (%) (f)              -               -
Ratio of net investment income to average daily net assets (%) ..         3.21            3.52(d)
Portfolio turnover rate (%) .....................................         5.55            7.67(d)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Not Annualized
(d) Annualized
(e) If the Fund Manager had not maintained some of the Underlying AARP Funds' expenses, the total return for this Fund would have been lower.
(f) This Portfolio invests in other AARP Funds, and although the Portfolio did not incur any direct expenses for the periods presented, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Funds.

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                                   intentionally
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                                      154

                                                                          /5/
          -------------------------------------------------------------------











                                                                    NOTES TO
                                                        FINANCIAL STATEMENTS


                   More   definitive   information   about   the   Financial
                   Statements is found in the Notes section. This information includes further elaboration on Expenses,
                   Organization Cost, and Transactions, as well as Management Fees and Commitments.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies.

   The following AARP Mutual Funds (the "AARP Funds" or the "Funds") from Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Fund Manager") are a series of five entities organized as Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies (the "Trusts").

 Trust name:                          Series name:
 -------------------------------------------------------------------------------
 AARP Cash Investment Funds:
                                      AARP High Quality Money Fund
 AARP Income Trust:
                                      AARP High Quality Short Term Bond Fund
                                         (formerly AARP High Quality Bond Fund)
                                      AARP GNMA and U.S. Treasury Fund
                                      AARP Bond Fund for Income
 AARP Tax Free Income Trust:
                                      AARP High Quality Tax Free Money Fund
                                      AARP Insured Tax Free General Bond Fund
 AARP Growth Trust:
                                      AARP Balanced Stock and Bond Fund
                                      AARP Growth and Income Fund
                                      AARP U.S. Stock Index Fund
                                      AARP Capital Growth Fund
                                      AARP Small Company Stock Fund
                                      AARP Global Growth Fund
                                      AARP International Growth and Income Fund
                                         (formerly AARP International Stock
                                         Fund)
 AARP Managed Investment Portfolios
 Trust:
                                      AARP Diversified Income with Growth
                                      Portfolio
                                         (formerly AARP Diversified Income
                                         Portfolio)
                                      AARP Diversified Growth Portfolio

   All Funds are diversified. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series. The Funds within the AARP Managed Investment Portfolios Trust (the "AARP Diversified Portfolios") invest primarily in existing AARP Mutual Funds from Scudder Kemper (the "Underlying AARP Funds").

   The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in preparation of their financial statements.

   A. Security Valuation. The AARP High Quality Money Fund uses the penny rounding method of security valuation as permitted under Rule 2a-7 of the 1940 Act. Under this method, securities for which market quotations are readily available and securities purchased with original maturities of 61 days or more are valued at market. Securities purchased with an original maturity of 60 days or less are valued at amortized cost. The AARP High Quality Tax Free Money Fund uses the amortized cost method of security valuation as permitted under Rule 2a-7 under the 1940 Act. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market.

   Security valuation with respect to each of the remaining Funds is performed in the following manner:

   Common and preferred stocks traded on U.S. or foreign securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there are no such bid and asked quotations the most recent bid quotation is used. Unlisted securities quoted on the Nasdaq Stock Market, Inc. (Nasdaq), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the high or "inside" bid quotation. Unlisted securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If there are no such sales, the value is the most recent bid quotation.

   Portfolio debt securities other than money market securities are valued by pricing agents approved by the Trustees, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

   Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Variable rate demand notes are carried at cost which together with accrued interest approximates market.

   Investments of the AARP Diversified Income with Growth Portfolio and AARP Diversified Growth Portfolio are valued at the net asset value per share of each Underlying AARP Fund as of the close of regular trading on the New York Stock Exchange.

   The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   B. Repurchase Agreements. Each of the AARP Funds may enter into repurchase agreements with selected banks and broker/dealers whereby each Fund, through its custodian, receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the underlying collateral, is at least equal to the repurchase price.

   C. Futures Contracts. The Funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund and the Funds in the AARP Growth Trust may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the AARP GNMA and U.S. Treasury Fund and the AARP Insured Tax Free General Bond Fund sold interest rate futures to hedge against declines in the value of portfolio securities, and the AARP High Quality Short Term Bond Fund, the AARP GNMA and U.S. Treasury Fund, the AARP Balanced Stock and Bond Fund and the AARP Bond Fund for Income purchased interest rate futures to manage the duration of the portfolio. Also, during the period, the AARP U.S. Stock Index Fund purchased index futures as a temporary substitute for purchasing selected investments.

   Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

   Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies

NOTES TO FINANCIAL STATEMENTS

hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

   D. Options. In an option contract, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the applicable Fund if the option is exercised.

   The Funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund and the Funds in the AARP Growth Trust may enter into purchased and written options on futures contracts. The Funds in the AARP Growth Trust and the AARP Income Trust may write covered call options. The Funds of the AARP Growth Trust may purchase put and call options on stock indices.

   During the period, the AARP International Growth and Income Fund purchased call options to enhance potential gain. Also, during the period, the AARP High Quality Short Term Bond Fund, the AARP Balanced Stock and Bond Fund and the AARP Bond Fund for Income purchased call options on futures to manage duration. The AARP International Growth and Income Fund wrote call options on securities during the period as a hedge against potential adverse price movements in the value of portfolio assets.

   If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

   The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

   The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

   When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

   E. Securities Purchased on a Forward Delivery or When-Issued Basis. The AARP High Quality Money Fund, the Funds in the AARP Income Trust and in the AARP Tax Free Income Trust, and the AARP Balanced Stock and Bond Fund may purchase securities on a forward delivery or when-issued basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time the Fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The Fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the Fund and no interest accrues to the Fund.

   F. Forward Currency Exchange Contracts. The Funds of the AARP Growth Trust, the AARP High Quality Short Term Bond Fund and the AARP Bond Fund for Income may, in connection with portfolio purchases and sales of securities denominated in a foreign currency, enter into forward currency exchange contracts ("forward contracts"). Additionally, from time to time, each Fund may enter into contracts to hedge certain foreign currency denominated assets. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the AARP Global Growth Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets, and as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

   Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

   Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

   G. Foreign Currency Translations. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

   Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

   H. Securities Transactions and Related Investment Income. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of one year or less. In addition, acquisition discount is accreted on securities purchased with an original maturity of one year or greater for the AARP Bond Fund for Income. Premiums on securities purchased by the AARP Tax Free Income Trust are amortized on an effective yield basis over the life of the security. Distributions of income and capital gains earned by the Diversified Growth and Diversified Income with Growth Portfolios from the Underlying AARP Funds are recorded on the ex-dividend date.

   Each Fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

NOTES TO FINANCIAL STATEMENTS

   I. Federal Income Taxes. Each of the Funds is treated as a single entity for federal income tax purposes. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax exempt income to its shareholders. Accordingly, the Funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.

   J. Distribution of Income and Gains. Each AARP Fund intends to follow the practice of distributing all of its net investment income to shareholders. Dividends from the AARP High Quality Money Fund and the Funds of the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. Dividends from the AARP Diversified Income with Growth Portfolio, the AARP Balanced Stock and Bond Fund, the AARP U.S. Stock Index Fund, and the AARP Growth and Income Fund are declared and paid quarterly. Dividends from the AARP Global Growth Fund, the AARP Small Company Stock Fund, the AARP International Growth and Income Fund, the AARP Diversified Growth Portfolio, and the AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains for each Fund which are in excess of any available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund may take into account realized gains and losses on the sales of securities in its daily distributions. Additional distributions may be made by each Fund if necessary.

   The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, Real Estate Investment Trusts (REITs) and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

   K. Expenses. Each Fund (except for the AARP Diversified Income with Growth and Diversified Growth Portfolios) is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a Fund, such as reports to shareholders, portions of Trustees' and legal fees, are allocated among all the Funds.

   The AARP Diversified Income with Growth and Diversified Growth Portfolios ("the Portfolios") have entered into a Special Servicing Agreement with Scudder Kemper, the Underlying AARP Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation and Scudder Investor Services, whereby the Fund Manager arranges for all services pertaining to the operations of the Portfolios. If the aggregate expenses of the Portfolios are less than the estimated savings to the Underlying AARP Funds from the operation of each Portfolio, each of the Underlying AARP Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying AARP Fund will be expected to carry expenses that are in excess of the estimate of savings to the respective Underlying AARP Fund. These estimated savings result from the reduction in shareholder servicing costs due to the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying AARP Funds. In the event that the financial benefits to the Underlying AARP Funds do not exceed aggregate expenses of any Portfolio, the Fund Manager will pay certain costs on behalf of the respective Portfolio. In accordance with the Special Servicing Agreement, as discussed above, no expenses were charged to the AARP Diversified Income with Growth and Diversified Growth Portfolios during the period. For the year ended September 30, 1998, the Fund Manager paid expenses in the amount approximately $115,492 and $254,868, on behalf of the Diversified Income with Growth and Diversified Growth Portfolios, respectively. Additionally, the Fund Manager has assumed the organization costs of each Portfolio.

   For the year ended September 30, 1998, the amounts charged to the Underlying AARP Funds under the Special Servicing Agreement, as shown in the Statement of Operations as part of the Services to shareholders expense, were as follows:

        AARP High Quality Money Fund     $ 78,278      AARP Capital Growth Fund       $24,979
        AARP GNMA and U.S. Treasury Fund $244,447      AARP Small Company Stock Fund  $72,150
        AARP Bond Fund for Income        $124,401      AARP Global Growth Fund        $76,935
        AARP Growth and Income Fund      $149,301      AARP International Growth and
        AARP U.S. Stock Index Fund       $ 56,145         Income Fund                 $31,493

        The AARP High Quality Tax Free Money Fund, the AARP High Quality Short Term Bond Fund, the AARP Insured Tax Free General Bond Fund, and the AARP Balanced Stock and Bond Fund are not subject to the Special Servicing Agreement.

   L.Organization Cost. Costs incurred by the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP U.S. Stock Index Fund, the AARP Bond Fund for Income, the AARP International Growth and Income Fund, and the AARP Small Company Stock Fund in connection with their organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period. The Fund Manager has assumed the organization costs of the AARP Diversified Growth and the AARP Diversified Income with Growth Portfolios.

   M. Transactions in Securities of Affiliated Issuers. The AARP Growth and Income Fund had transactions in securities of affiliated issuers. An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the year ended September 30, 1998 is as follows:

                                 Beginning      Purchases      Sales                      Market Value
    Affiliate                    Cost ($)       Cost ($)      Cost ($)  Ending Cost ($)        ($)
    ----------------------------------------------------------------------------------------------------
    General Growth
    Properties, Inc.            49,335,005            --        --        49,335,005       71,424,563
                              --------------------------------------------------------------------------
                              --------------------------------------------------------------------------

                            Realized Gain/Loss ($)     Dividend Income ($)
                          -----------------------------------------------------
    Affiliated Issuers....            --                   3,689,016
    Unaffiliated Issuers..       768,350,523             188,841,505
                          -----------------------------------------------------
    Total.................       768,350,523             192,530,521
                          -----------------------------------------------------
                          -----------------------------------------------------

   The AARP Diversified Portfolios do not invest in the Underlying AARP Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying AARP Fund's net assets. At September 30, 1998, the Diversified Income with Growth Portfolio held 5% or more of the following Underlying AARP Funds' outstanding shares: approximately 16% of the AARP Bond Fund for Income. The Diversified Growth Portfolio held 5% or more of the following Underlying AARP Funds' outstanding shares at September 30, 1998: approximately 21% of the AARP International Growth and Income Fund; 14% of the AARP Bond Fund for Income; 13% of the U.S. Stock Index Fund; 13% of the AARP Small Company Stock Fund; and 5% of the AARP Global Growth Fund.

Note 2. Management Fee and other Related Transactions.

   Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich resulted in the termination of the Funds' Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between each Trust, on behalf of its Funds, and Scudder Kemper was approved by the Trusts' Board of Trustees and by each

NOTES TO FINANCIAL STATEMENTS

Fund's Shareholders. Each Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Funds.

   On September 7, 1998, Zurich, majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Funds approved new investment management agreements with Scudder Kemper, which are substantially identical to the former investment management agreements, except for the dates of execution and termination. The Board of Trustees of the Funds will seek shareholder approval of the new investment management agreements through a proxy solicitation that is currently scheduled to conclude in mid-December.

   Under the investment management and advisory agreement (the "Management Agreement") between each Trust (excluding the AARP Diversified Portfolios) and the Fund Manager, the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets") except the AARP Diversified Income with Growth and the Diversified Growth Portfolios, and each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds (excluding the AARP Diversified Income with Growth and the Diversified Growth Portfolios).

    The Annual Base Fee is calculated as follows:

   .35% of the first $2.0 billion of such assets      .26% of the next $3.0 billion of such assets
   .33% of the next $2.0 billion of such assets       .25% of the next $3.0 billion of such assets
   .30% of the next $2.0 billion of such assets       .24% of such assets thereafter
   .28% of the next $2.0 billion of such assets

   In addition to the Base Fee, each Fund (excluding the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios) agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, and the varying levels of complexity of investment research and securities trading required to manage each Fund. The Fund Manager has retained Bankers Trust Company as Subadviser to the AARP U.S. Stock Index Fund; under the Subadvisory Agreement, the Fund Manager pays a quarterly fee to the Subadviser, which amounted to $71,250 for the period ended September 30, 1998.

   The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each Fund:

                         Fund                       Rate                            Fund                     Rate
     ------------------------------------------ -----------  -------------------------------------------  ----------
     AARP High Quality Money Fund                   .10%     AARP Balanced Stock and Bond Fund               .19%
     AARP High Quality Tax Free Money Fund          .10%     AARP Growth and Income Fund                     .19%
     AARP High Quality Short Term Bond Fund         .19%     AARP Capital Growth Fund                        .32%
     AARP GNMA and U.S. Treasury Fund               .12%     AARP Small Company Stock Fund                   .55%
     AARP Insured Tax Free General Bond Fund        .19%     AARP Global Growth Fund                         .55%
     AARP Bond Fund for Income                      .28%     AARP International Growth and Income Fund       .60%

   The total amount of management fees for each Fund is shown in the Statement of Operations as Management Fee.

   As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager under the Management Agreement will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member Services Agreement with AARP Financial

Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC.

   The Fund Manager has agreed to waive all or a portion of its management fee and reimburse all or a portion of expenses in order to maintain the following annualized expense ratios until January 31, 1999: AARP Bond Fund for Income, 0.00% until January 31, 1998 and 0.25% of average daily net assets thereafter; AARP U.S. Stock Index Fund, 0.50% of average daily net assets; AARP Small Company Stock Fund, 1.75% of average daily net assets; and AARP International
Growth and Income Fund, 1.75% of average daily net assets. The amount of expenses waived and/or reimbursed by the Fund Manager, if any, for each Fund has been shown in the Statement of Operations as Expense Reductions.

   The Fund Manager did not impose any or a portion of its Management Fee for certain Funds during the period ended September 30, 1998, as follows: AARP Bond Fund for Income $615,552; AARP U.S. Stock Index Fund $201,960; AARP Small Company Stock Fund $43,315; and AARP International Growth and Income Fund $218,739. In addition, during the year ended September 30, 1998, the Adviser paid the AARP Capital Growth Fund $818,177 to reimburse the Fund for losses incurred in connection with equity securities trading.

   These Trusts also have a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a subsidiary of the Fund Manager. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each Fund is shown in the table below and is included in Services to shareholders in the Statements of Operations.

   Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Fund Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Funds. The amount for each Fund is shown in the table below, and is included in Custodian and accounting fees in the Statements of Operations.

   For the year ended September 30, 1998, the amounts charged by SSC and SFAC to the Funds were as follows:

                                                 Amount       Total SSC       Amount      Total SFAC
                                               Charged To     Unpaid at     Charged To    Unpaid at
                                                Fund by     September 30      Fund by    September 30,
                     Fund                        SSC(a)         1998*         SFAC(b)        1998*
   ----------------------------------------- -------------- -------------  ------------- -------------
   AARP High Quality Money Fund                $1,468,693     $122,515       $ 55,805      $  5,113
   AARP High Quality Tax Free Money Fund          223,127       17,611         30,000         2,500
   AARP High Quality Short Term Bond Fund       1,289,889      102,861         67,802         5,629
   AARP GNMA and U.S. Treasury Fund             6,193,111      498,878        511,379        44,737
   AARP Insured Tax Free General Bond Fund      1,592,232      128,242        160,713        13,420
   AARP Bond Fund for Income                           --           --             --            --
   AARP Balanced Stock and Bond Fund            1,791,697      152,948        113,887         9,843
   AARP Growth and Income Fund                  8,952,348      765,506        406,629        31,740
   AARP U.S. Stock Index Fund                          --           --             --            --
   AARP Capital Growth Fund                     2,369,216      206,839        129,318        10,405
   AARP Small Company Stock Fund                  435,353       40,967         50,709         3,848
   AARP Global Growth Fund                        600,827       49,291        128,117        11,324
   AARP  International Growth and Income Fund     150,764       13,513         55,689         5,389

   * Total unpaid amounts are included in Other payables and accrued expenses in the Statements of Assets and Liabilities.
   (a) SSC did not impose any or a portion of its fee for the AARP Bond Fund for Income and AARP U.S. Stock Index Fund, amounting to $185,110, and $241,377, respectively.
   (b) SFAC did not impose any or a portion of its fee for the AARP Bond Fund for Income and AARP U.S. Stock Index Fund, amounting to $41,412, and $91,841, respectively.

NOTES TO FINANCIAL STATEMENTS

   Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Funds. For the year ended September 30, 1998, the amount charged to the AARP GNMA and U.S. Treasury Fund and the AARP Balanced Stock and Bond Fund amounted to $4,188 and $4,452, respectively, all of which remains unpaid at September 30, 1998. The amount charged to the AARP U.S. Stock Index Fund amounted to $4,199, all of which was not imposed.

   The AARP Investment Program pays each Trustee unaffiliated with Scudder Kemper or AARP an annual retainer, plus specified amounts are paid by each Fund for board and committee meetings attended. The amounts for each Fund have been shown in the Statement of Operations as Trustees' fees and expenses.

Note 3. Commitments.

   As of September 30, 1998, the AARP Global Growth Fund had entered into the following forward currency exchange contracts resulting in net unrealized appreciation of $35,381.

                                                                             Net Unrealized
                                                                              Appreciation
                                                                             (Depreciation)
            Contracts to Deliver     In Exchange For      Settlement Date       (U.S.$)
            ---------------------- ---------------------  ----------------  -----------------

            USD       3,415,139     JPY   450,115,280        3/29/99           $ 35,381
                                                                               ========

Note 4. Lines of Credit.

   Effective December 1, 1997, the AARP Small Company Stock Fund, the AARP International Growth and Income Fund, the AARP Global Growth Fund, and several other Scudder Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, all of the AARP Funds also maintain an uncommitted line of credit.

   During the year ended September 30, 1998, the AARP Growth and Income Fund periodically borrowed amounts from a bank under the uncommitted line of credit arrangement at the existing prime rates. The arrangement with the bank allows the Fund to borrow a maximum amount based on total net assets. During the year ended September 30, 1998, the weighted average outstanding daily balance of bank loans (based on the average number of days the loans were outstanding) was approximately $22.7 million, with a weighted average interest rate of 6.20%. Interest expense for the year ended September 30, 1998, was approximately $43,000 (less than $.003 per share).

         REPORT OF INDEPENDENT ACCOUNTANTS


         To the Trustees and Shareholders of
         AARP Cash Investment Funds, AARP Income Trust,
         AARP Tax Free Income Trust, AARP Growth Trust and AARP Managed Investment Portfolios Trust


         In our opinion, the accompanying statements of assets and liabilities, including the lists of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series constituting AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, AARP Growth Trust and AARP Managed Investment Portfolios Trust (hereafter referred to as the "Trusts") at September 30, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

         /s/ Pricewaterhouse Coopers LLP

         PricewaterhouseCoopers LLP
         Boston, Massachusetts
         November 9, 1998

         TAX INFORMATION (UNAUDITED)

         Of the dividends paid from net investment income by the AARP High Quality Tax Free Money Fund and the AARP Insured Tax Free General Bond Fund for the Funds' fiscal years ending September 30, 1998, 100% constituted exempt-interest dividends for regular federal income tax purposes.

         The AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP U.S. Stock Index Fund, the AARP Capital Growth Fund and the AARP Global Growth Fund paid $0.03, $0.84, $4.83, $0.035, $2.975 and $0.35 per share, respectively, from net long-term capital gains during its year ended September 30, 1998, of which 40%, 67.3%, 64.6%, 100%, 43% and 54.3%
         represents 20% rate gains, respectively.

         Pursuant to Section 852 of the Internal Revenue Code, the AARP Insured Tax Free General Bond Fund, the AARP Bond Fund for Income, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP U.S. Stock Index Fund, the AARP Capital Growth Fund, the AARP Global Growth Fund, AARP Diversified Income with Growth Fund and the AARP Diversified Growth Fund designate $5,000,000, $210,000, $42,000,000,
         $805,000,000,   $30,000,  $175,000,000,   $7,000,000,   $1,300,000  and
         $2,100,000, respectively, as capital gain dividends for their fiscal years ended September 30, 1998, of which 100%, 100%, 100%, 100%, 100%,
         100%, 100%, 78% and 67% represents 20% rate gains, respectively.

         Pursuant to Section 853 of the Internal Revenue Code, the AARP Global Growth Fund and the AARP International Growth and Income Fund designate $0.04 and $0.04 per share (representing a total of $255,343 and $104,091) of foreign taxes and $0.15 and $0.18 per share (representing a total of $1,144,628 and $450,769) of foreign source income as having been paid in the fiscal year ended September 30, 1998, respectively.

         Pursuant to Section 854 of the Internal Revenue Code, the percentages of ordinary income dividends paid which qualify for the dividends received deduction for corporations are as follow: AARP Balanced Stock and Bond Fund 100%, AARP Capital Growth Fund 100%, AARP U.S. Stock Index Fund 100%, and AARP Growth and Income Fund 100%.

         In January 1999 you will receive federal tax information on all distributions paid to your account in calendar year 1998.


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                                                        OFFICERS AND TRUSTEES


                      The Officers and Trustees of the AARP Investment Program from Scudder act on behalf of all shareholders of the AARP Funds. They are responsible for ensuring that each AARP Fund is administered in accordance with the terms set forth in the Fund Prospectus and in accordance with government regulations.

                      Chosen for their diverse backgrounds -- which appropriately reflect the diversity of the AARP membership -- each Trustee brings with them a wealth of personal and business experiences.






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

     OFFICERS AND TRUSTEES

        CAROLE LEWIS ANDERSON
        ------------------------------------------------------------------------

        Trustee of AARP Funds; President, MASDUN Capital Advisors; Principal, Suburban Capital Markets; Director, VICORP Restaurants, Inc.; Member of the Board, Association for Corporate Growth of Washington, D.C.; Trustee, Hasbro Children's Foundation and Mary Baldwin College; Founder and Director, Forum for Women Corporate Directors, New York City.

        ADELAIDE ATTARD
        ------------------------------------------------------------------------

        Trustee of AARP Funds; Member, New York City Department of Aging Advisory Council -- Appointed by Mayor (1995-Present); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981-1996); Member, NYS Community Services for the Elderly Advisory Council -- Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.

        ROBERT N. BUTLER, M.D.
        ------------------------------------------------------------------------

        Trustee of AARP Funds; Director, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).

        ESTHER CANJA
        ------------------------------------------------------------------------

        Trustee of AARP Managed Investment Portfolios Trust and AARP Income Trust; Vice President, American Association of Retired Persons; Trustee and Chair, AARP Group Health Insurance Plan; Board Liaison, National Volunteer Leadership Network Advisory Committee; Board Member, Board Operations Committee; Board Member, Board Committee on Strategic Planning; AARP State Director of Florida (1990-1992).

        LINDA C. COUGHLIN*
        ------------------------------------------------------------------------

        Chairperson and Trustee of AARP Funds; Managing Director and Member, Board of Directors of Scudder Kemper Investments, Inc.

        HORACE B. DEETS
        ------------------------------------------------------------------------

        Vice Chairman of each AARP Trust and Trustee of AARP Cash Investment Funds, AARP Growth Trust and AARP Tax Free Income Trust; Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

        EDGAR R. FIEDLER
        ------------------------------------------------------------------------

        Trustee of AARP Funds; Senior Fellow and Economic Counselor, The Conference Board, Inc.; Director: The Stanley Works, HT Insight Funds, and Emerging Mexico Fund.

        EUGENE P. FORRESTER
        ------------------------------------------------------------------------

        Trustee of AARP Funds; Consultant; International Trade Counselor; Lt. General (Retired), U.S. Army; Command General, U.S. Army Western Command, Honolulu; Consultant, Digital Equipment Corp., DHI, Philip Morris, PICS Previews, and Whittle Communications.

        GEORGE L. MADDOX, JR.
        ------------------------------------------------------------------------

        Trustee of AARP Funds; Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University.

        ROBERT J. MYERS
        ------------------------------------------------------------------------

        Trustee of AARP Funds; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Director:
        Manufacturers Investment Trust; Formerly Director, Board of Pensions, Evangelical Lutheran Church in America; Formerly Chairman, Commission on Railroad Retirement Reform; Former Member, U.S. Office of Technology Assessment, Prospective Payment Assessment Commission.

        JAMES H. SCHULZ
        ------------------------------------------------------------------------

        Trustee of AARP Funds; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.

        GORDON SHILLINGLAW
        ------------------------------------------------------------------------

        Trustee of AARP Funds; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Formerly Director and Treasurer, FERIS Foundation of America.

        JEAN GLEASON STROMBERG
        ------------------------------------------------------------------------

        Trustee of AARP Funds; Consultant; Formerly Director, Financial Institutions Issues, U.S. General Accounting Office; Formerly Partner, Fulbright & Jaworski Law Firm.


        CORNELIA SMALL*                       HOWARD SCHNEIDER*
        ------------------------------------------------------------------------
        President                             Vice President

        WILLIAM F. GLAVIN, JR.*               THOMAS F. MCDONOUGH*
        ------------------------------------------------------------------------
        Vice President                        Vice President and Assistant
                                              Secretary

        THOMAS W. JOSEPH*                     KATHRYN L. QUIRK*
        ------------------------------------------------------------------------
        Vice President                        Vice President, Treasurer and
                                              Secretary

        JAMES W. PASMAN*                      JOHN R. HEBBLE*
        ------------------------------------------------------------------------
        Vice President                        Assistant Treasurer

      *Scudder Kemper Investments, Inc.

      Effective January 1, 1995, each member of and nominee for the Board of Trustees must own shares of one or more of the Funds within the AARP Investment Program of which he/she serves as Trustee.


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                                                            INVESTOR SERVICES


                      Information, services, and important phone numbers are available in this section. Shareholders are encouraged to contact our highly skilled Mutual Fund Representatives regarding their account or the Investment Program.





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

                        INVESTOR SERVICES

AARP Automatic          Take advantage of dollar cost averaging-- a simple,
Investment Plan         systematic approach to managing risk. By investing a
                        specific amount of money into one or more of the AARP
                        Mutual Funds from Scudder on a regular basis (usually monthly), you can potentially reduce your average price per share. By purchasing shares at different prices over time, dollar cost averaging can offer the potential for a lower cost per share. You can begin your Automatic Investment Plan with as little as $50 per month.

AARP Lump Sum           If you need help on what to do with a lump sum payment
Service                 from a retirement plan or life insurance policy, for
                        example, you can now work directly with a specially trained AARP Retirement Plan Specialist who can help you with your distribution options. Our specialists are trained in the area of tax implications, investment options, and dealing with the "red tape" that is sometimes involved with lump sum distributions.

AARP Investment         The AARP web site provides investors timely information
Program Web Site        regarding a variety of issues that affect their lives,
                        from general information on the financial markets and investing, to interactive tools to help with retirement planning. Other site features include a Weekly Update on the Financial Markets, The Learning Center, investment guides such as Planning for Retirement, Financial Planning for Women, and Managing Your Money in Retirement. You can also submit your questions and comments directly through the site. Visit us often at htpp://aarp.scudder.com, as content is updated regularly.

AARP Legacy             The Legacy Planning Service was developed to help
Planning Service        shareholders feel confident that their investments will
                        pass to their spouse or other heirs the way they intended. The Service consists of two parts: the Legacy
                        Planner, an informational guide which provides suggestions for putting financial affairs in order, and the Legacy Transfer Guide, a service available to families who have recently experienced a death, the intent of which is to help family members understand and protect their inheritance.

Financial Planning      Despite the advances women have made in all aspects of
for Women Guide         society, they still have a long way to go in attaining
                        the same status as their male counterparts in the area of finance. Financial Planning for Women, an easy-to-read investment guide, was designed for women investors in the AARP Investment Program from Scudder who want to increase their investment knowledge and improve their financial skills. For information on how to receive your copy of Financial Planning for Women, visit our web site at http://aarp.scudder.com, or contact one of our highly trained Mutual Fund
                        Representatives.

                        For more information on the AARP Investment Program's Investor Services, please contact our highly trained Mutual Fund Representatives at 1-800-253-2277.

                         HOW TO CONTACT US:


TDD (Telecommunications AARP members with hearing or speech impairments and Device for the Deaf and access to TDD equipment can communicate with the AARP
Speech Impaired)         Investment Program Monday through Friday, between 8:00
1-800-634-9454           a.m. and 5:00 p.m. Eastern time. Transactions can be
                         made between 8:00 a.m. and 4:00 p.m., Eastern Time.


Easy-Access Line         Shareholders with a Touch-Tone telephone may call this
1-800-631-4636           automated line to obtain AARP Fund performance and
                         account information, or to exchange or sell (redeem)
                         AARP Mutual Fund Shares. This service is available 24 hours a day, 7 days a week.

Shareholder              Our knowledgeable AARP Mutual Fund Representatives are
Service Line             available to answer your questions regarding the AARP
1-800-253-2277           Investment Program, or your account, Monday through
                         Friday, between 8:00 a.m. and 8:00 p.m., Eastern Time.
                         Transactions can be made Monday through Friday, between 8:00 a.m. and 4:00 p.m., Eastern Time.

                         If you need to write to us:

                                         AARP Investment Program from Scudder
                                         P.O. Box 2540
                                         Boston, MA 02208-2540

                         For overnight   AARP Investment Program from Scudder
                         and certified   42 Longwater Drive
                         mail:           Norwell, MA 02061-1612


Transactions             If you need to fax us: 1-800-821-6234. You can fax your
by Fax                   confidential transaction requests to us. Please be
1-800-821-6234           aware that any exchange or redemption request received
                         after 4:00 p.m. on business days or on weekends will be processed the next business day.

Investment               Visit us at our Web site for the latest updates and
Program Web Site         information from the AARP Investment Program from
http://aarp.scudder.com  Scudder. Visitors have access to a broad range of information, including performance of AARP Mutual
                         Funds, which is updated daily, and the complete prospectus.

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                                      174

                      Glossary

 Average Annualized   The one-year return of an investment based on its
       Total Return   compounded total return. The annualized return gives the
                      investor an idea of the performance during each year of a listed period, such as 3 years, 5 years or 10 years.

   Barbell Strategy   An investment strategy where the portfolio manager holds
                      bonds with short maturities and long maturities that would give the impression of a barbell if the clusters of bonds on either end were illustrated.

        Basis Point   The smallest measure used in quoting yields on bonds and
                      notes. One basis point equals 0.01% of yield.

    Call Protection   The length of time during which a security cannot be
                      redeemed by the issuer. Most government securities are not callable. However some 30-year Treasury bonds can be redeemed after 25 years. Corporate and municipal issuers generally provide 10 years of call protection. Investors who plan on living off the income from bonds should make sure that the bonds are not callable.

             Coupon The name given to the interest payments that could be clipped and sent to the issuer for payment. The average coupon rate would be the expected interest rates of all the bonds held in a portfolio.

           Cyclical Securities that tend to rise quickly when the economy turns up and to fall quickly when the economy turns down. Examples include housing and automobiles. Non-cyclical securities are those less affected by the economy, such as food and pharmaceuticals.

           Dividend Distribution of earnings to shareholders. The amount is determined by a company's Board of Directors and is usually paid on a quarterly basis, usually in the form of money or stock. Dividends must be declared as income in the year in which they are received.

           Duration Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of two years, its price will fall about 2% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 2% when interest rates fall by one percentage point.

   Investment Grade   Bonds with a rating of AAA or BBB. Investment grade bonds
                      are considered the most secure bonds and therefore pay lower yields than lower quality bonds, but offer a higher degree of safety.

           Maturity The date upon which bonds mature, that is, the date when the issuer must pay back the face amount of the bond. An investor who buys $10,000 worth of 25-year bonds will receive $10,000 at the end of 25 years, after having received interest payments (coupons) over the 25-year period.

    Prepayment Risk   The possibility that, as interest rates fall, homeowners
                      will refinance their home mortgages, resulting in the prepayment of GNMA securities.

  Price to Earnings   The price of a stock divided by its earnings per share,
            (P/E's)   also known as price multiple. The price to earnings
                      informs investors how much they are actually paying for a company's earning power.

            Quality Quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. The average quality is a designation of all the bonds held in the portfolio.

             Sector   Groups of stocks, usually found in one industry.

       Total Return   A measure of an investment's performance that takes into
                      account income paid, other distributions, and any increase or decline in the value of the principal over a given period of time.

          Valuation   The process by which the value of a security is assessed
                      or determined.

              Yield The income per share paid to mutual fund shareholders from the dividends and interest of that fund, expressed as a percentage for a stated period of time. It is based on past performance and measured in time increments.

        Yield Curve   A graph depicting interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows if short-term rates are higher or lower than long-term rates. If short-term rates are lower, it is called a positive yield curve. If short-term rates are higher, it is called a negative yield curve. Fixed income analysts study the yield curve carefully in order to make judgments about the direction of interest rates.

  Yield to Maturity   Concept used to determine the rate of return an investor
                      will receive if a long-term, interest-bearing investment, such as a bond, is held until its maturity date.

                      THE EXPENSE OF PUBLISHING THIS REPORT

        Some shareholders have appropriately inquired about the expense of publishing this report. While the report is legally required by Federal Securities Law and monitored by the Securities and Exchange Commission (SEC), the AARP Investment Program also seeks to provide easy-to-understand information about the Program's Funds, as well as provide updates and timely information which directly affect our shareholders.

        We go to great lengths to assure easy reading, utilizing larger typeface and the liberal use of white space. Our challenge is to accomplish this as cost-effectively as possible. Other measures that we take to reduce our costs are the use of less expensive paper and whenever possible, mailing one report to each household, rather than to each shareholder or account holder.

        We have also determined that a consolidated report is less expensive than producing fifteen individual reports. This year's report cost approximately 95 cents to produce.

        Viewed from the standpoint of expense ratios, the total publication cost is approximately 1/24 of one basis point for the AARP family of fifteen mutual funds, with average expenses of 82 basis points. This compares favorably to the Lipper average fund expenses of 123 basis points.*

        If you require additional copies of the Report, please call 1-800-253-2277.


        *Lipper Analytical Services, Inc. is the source for the average expenses of similar mutual funds.






        The paper used for the cover and internal pages of this report incorporates recycled corrugated containers. The "Crystal Recycling Process" which created this paper saved four and one half truck-loads of boxes from being placed in landfills. When you are finished with the report, please continue the process and recycle it.



               (recycle logo) Printed on recycled paper






                         (inside back cover)